As filed with the Securities and Exchange Commission on April 22, 1997.

1933 Act Registration No. 33-17619
1940 Act Registration No. 811-5349

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                  ____________

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                          SECURITIES ACT OF 1933 ( X )

                     Post-Effective Amendment No. 32 ( X )

                                    and/or

                       REGISTRATION STATEMENT UNDER THE
                     INVESTMENT COMPANY ACT OF 1940 ( X )

                             Amendment No. 34 ( X )
                       (Check appropriate box or boxes)
                                  __________

                              GOLDMAN SACHS TRUST
              (Exact name of registrant as specified in charter)

                               4900 Sears Tower
                         Chicago, Illinois 60606-6303
                   (Address of principal executive offices)

                        Registrant's Telephone Number,
                       including Area Code 312-993-4400
                                  ____________

Michael J. Richman, Esq.                        Copies to:
Goldman, Sachs & Co.                            Pamela J. Wilson, Esq.
85 Broad Street - 12th Floor                    Hale and Dorr LLP
New York, New York 10004                        60 State Street
                                                Boston, MA 02109
(Name and address of agent for service)

 It is proposed that this filing will become effective (check appropriate box)

( )  immediately upon filing pursuant to paragraph (b)
(X)  on (April 30, 1997) pursuant to paragraph (b)
( )  60 days after filing pursuant to paragraph (a)(1)
( )  On May 1, 1997 pursuant to paragraph (a)(1)
( )  75 days after filing pursuant to paragraph (a)(2)
( )  On (date) pursuant to paragraph (a)(2) of rule 485.



Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2. On March 31, 1997, Registrant filed a Rule 24f-2 notice for its fiscal year ended January 31, 1997.

                              GOLDMAN SACHS TRUST
                             Institutional Shares
                                ---------------

                             CROSS REFERENCE SHEET
                           (as required by Rule 485)


PART A                              CAPTION
------                              -------

Goldman Sachs Core U.S. Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Core Large Cap Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund and Goldman Sachs Asia Growth Fund.



1.              Cover Page               Cover Page

2.              Synopsis                 Fund Highlights; Fees and
                                         Expenses

3.              Condensed Financial
                Information              Financial Highlights

4.              General Description      Cover Page; Fund Highlights;
                of Registrant            Investment Objective and Policies;
                                         Description of Securities; Risk
                                         Factors; Investment Techniques;
                                         Investment Restrictions; Portfolio
                                         Turnover; Reports to Shareholders;
                                         Shares of the Trust; Additional
                                         Information

5.              Management of the Fund   Management

6.              Capital Stock and        Dividends; Shares of
                Other Securities         the Trust; Taxation; Additional
                                         Information

7.              Purchase of Securities   Purchase of Institutional Being Offered
                                         Shares; Net Asset Value; Additional
                                         Information

8.              Redemption or            Redemption of Institutional
                Repurchase               Shares; Additional Information

9.              Pending Legal            Not Applicable
                Proceedings


PART B                                CAPTION
------                                -------



10.             Cover Page               Cover Page

11.             Table of Contents        Table of Contents


12.             General Information      Not Applicable
                and History

13.             Investment Objectives    Investment Policies;
                and Policies             Investment Restrictions

14.             Management of the        Management
                Registrant

15.             Control Persons and      Shares of the Trust
                Principal Holders of
                Securities

16.             Investment Advisory      Management
                and Other Services

17.             Brokerage Allocation     Portfolio Transactions
                and Other Securities     and Brokerage

18.             Capital Stock and        Shares of the Trust
                Other Securities

19.             Purchase, Redemption     Management; Net Asset Value,
                and Pricing of           Other Information Regarding
                Securities Being         Purchases, Redemptions, Ex-
                Offered                  changes and Dividends.

20.             Tax Status               Taxation

21.             Underwriters             Management-Distributor

22.             Calculation of           Performance Information
                Performance Data

23.             Financial Statements     Financial Statements

                             GOLDMAN SACHS TRUST
                                Service Shares


                               ---------------
                             CROSS REFERENCE SHEET
                           (as required by Rule 485)

PART A                              CAPTION
------                              -------

Goldman Sachs Core U.S. Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Core Large Cap Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund and Goldman Sachs Asia Growth Fund.



1.         Cover Page              Cover Page

2.         Synopsis                Fund Highlights; Fees and
                                   Expenses

3.         Condensed Financial
           Information             Financial Highlights

4.         General Description     Cover Page; Fund Highlights;
           of Registrant           Investment Objective and Policies;
                                   Description of Securities; Risk Factors;
                                   Investment Techniques; Investment
                                   Restrictions; Portfolio Turn over; Reports to
                                   Shareholders; Shares of the Trust; Additional
                                   Information

5.         Management of the       Management
           Fund

6.         Capital Stock and       Dividends; Shares of the
           Other Securities        Trust; Taxation; Additional
                                   Information

7.         Purchase of Securities  Purchase of Service
           Being Offered           Shares; Net Asset Value;
                                   Additional Information

8.         Redemption or           Redemption of Service
           Repurchase              Shares; Additional Information

9.         Pending Legal           Not Applicable
           Proceedings

PART B                               CAPTION
------                               -------

10.         Cover Page              Cover Page

11.         Table of Contents       Table of Contents


12.         General Information     Not Applicable
            and History

13.         Investment Objectives   Investment Policies;
            and Policies            Investment Restrictions

14.         Management of the       Management
            Registrant

15.         Control Persons and     Shares of the Trust
            Principal Holders of
            Securities

16.         Investment Advisory     Management
            and Other Services

17.         Brokerage Allocation    Portfolio Transactions
            and Other Securities    and Brokerage

18.         Capital Stock and       Shares of the Trust
            Other Securities

19.         Purchase, Redemption    Management; Net Asset Value;
            and Pricing of          Other Information Regarding
            Securities Being        Purchases, Redemptions, Ex-
            Offered                 changes and Dividends

20.         Tax Status              Taxation

21.         Underwriters            Management-Distributor

22.         Calculation of          Performance Information
            Performance Data

23.         Financial Statements    Financial Statements

                              GOLDMAN SACHS TRUST
                          Class A and Class B Shares

                                ---------------
                             CROSS REFERENCE SHEET
                           (as required by Rule 485)



PART A                              CAPTION
------                              -------

Goldman Sachs Core U.S. Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Core Large Cap Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund and Goldman Sachs Asia Growth Fund.


1.       Cover Page              Cover Page

2.       Synopsis                Fund Highlights; Fees and Expenses

3.       Condensed Financial
         Information             Financial Highlights

4.       General Description     Cover Page; Fund Highlights;
         of Registrant           Investment Objective and Poli cies; Description
                                 of Securities; Risk Factors; Investment
                                 Techniques; Investment Restrictions;
                                 Distribution and Authorized Dealer Service
                                 Plans; Portfolio Turnover; Reports to
                                 Shareholders; Shares of the Trust; Additional
                                 Information

5.       Management of the       Management
         Fund

6.       Capital Stock and       Dividends; Shares of the
         Other Securities        Trust; Taxation; Additional
                                 Information

7.       Purchase of Securities  How to Invest Shares;
         Being Offered           Net Asset Value; Additional Information

8.       Redemption or           How to Sell Shares of the


         Repurchase              Trust; Additional Information

 9.      Pending Legal           Not Applicable
         Proceedings

PART B                           CAPTION
------                           -------

10.      Cover Page              Cover Page

11.      Table of Contents       Table of Contents


12.      General Information     Not Applicable
         and History

13.      Investment Objectives   Investment Policies;
         and Policies            Investment Restrictions

14.      Management of the       Management
         Registrant

15.      Control Persons and     Shares of the Trust
         Principal Holders of
         Securities

16.      Investment Advisory     Management
         and Other Services

17.      Brokerage Allocation    Portfolio Transactions and
         and Other Securities    Brokerage

18.      Capital Stock and       Shares of the Trust
         Other Securities

19.      Purchase, Redemption    Management; Net Asset Value;
         and Pricing of          Other Information Regarding
         Securities Being        Purchases, Redemptions, Ex-
         Offered                 changes and Dividends

20.      Tax Status              Taxation

21.      Underwriters            Management-Distributor

22.      Calculation of          Performance Information
         Performance Data

23.      Financial Statements    Financial Statements


Part C
------

--------------------------------------------------------------------------------
PROSPECTUS
May 1, 1997

                GOLDMAN SACHS EQUITY FUNDS INSTITUTIONAL SHARES


GOLDMAN SACHS GROWTH AND INCOME FUND
Seeks long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.


GOLDMAN SACHS CORE U.S. EQUITY FUND
Seeks long-term growth of capital and dividend income through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.


GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
Seeks long-term growth of capital through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.


GOLDMAN SACHS MID CAP EQUITY FUND
Seeks long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalizations of between $500 million and $7 billion at the time of investment.


GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Seeks long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S. or whose securities are princi-pally traded outside the U.S.


GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Seeks long-term capital appreciation through investments in equity securities of emerging country issuers.


GOLDMAN SACHS ASIA GROWTH FUND
Seeks long-term capital appreciation through investments in equity securities of companies related (in the manner de-scribed herein) to Asian countries.


        Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE Large Cap Growth, Growth and Income and Mid Cap Equity Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity Fund (formerly the "Select Equity Fund"). Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

                               -----------------

INSTITUTIONAL SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                   (continued on next page)

(cover continued)

  A FUND'S INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS QUOTED IN U.S. DOLLARS. IN PARTICULAR, THE SECURITIES MARKETS OF ASIAN, LATIN AMERICAN, EASTERN EUROPEAN, AFRICAN AND OTHER EMERGING COUNTRIES IN WHICH THE INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND ASIA GROWTH FUNDS MAY INVEST WITHOUT LIMIT ARE LESS LIQUID, SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES. FURTHER, INVESTMENT IN EQUITY SECURITIES OF ISSUERS LOCATED IN RUSSIA AND CERTAIN OTHER EMERGING COUNTRIES INVOLVES RISK OF LOSS RESULTING FROM PROBLEMS IN SHARE REGISTRATION AND CUSTODY, WHICH RISKS ARE NOT NORMALLY ASSOCIATED WITH INVESTMENT IN MORE DEVELOPED COUNTRIES. THE FUNDS THAT INVEST IN FOREIGN SECURITIES AND EMERGING MARKETS ARE INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH THEIR INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."


  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1997, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                             TABLE OF CONTENTS

                                     PAGE
                                     ----
Fund Highlights....................    3
Fees and Expenses..................    7
Financial Highlights...............    9
Investment Objectives and Policies.   15
Description of Securities..........   20
Investment Techniques..............   25
Risk Factors.......................   28
Investment Restrictions............   30
Portfolio Turnover.................   30
Management.........................   31
Net Asset Value....................   34

                                                              PAGE
                                                              ----
                         Performance Information.............  35
                         Shares of the Trust.................  36
                         Taxation............................  36
                         Additional Information..............  38
                         Reports to Shareholders.............  36
                         Dividends...........................  36
                         Purchase of Institutional Shares....  36
                         Exchange Privilege..................  38
                         Redemption of Institutional Shares..  39
                         Appendix ........................... A-1
                         Account Information Form

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

  WHAT IS THE GOLDMAN SACHS TRUST?

   Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

--------------------------------------------------------------------------------

   FUND NAMES      INVESTMENT OBJECTIVES     INVESTMENT CRITERIA         BENCHMARK
----------------  ------------------------ ----------------------- ---------------------
 GROWTH AND       Long-term growth of      At least 65% of total   The Standard & Poor's
 INCOME FUND      capital and growth of    assets in equity        Index of 500 Common
                  income.                  securities that the     Stocks ("the S&P 500
                                           Investment Adviser      Index")
                                           considers to have
                                           favorable prospects for
                                           capital appreciation
                                           and/or dividend paying
                                           ability.
----------------------------------------------------------------------------------------
 CORE U.S.        Long-term growth of      At least 90% of total   S&P 500 Index
 EQUITY FUND      capital and dividend     assets in equity
                  income.                  securities of U.S.
                                           issuers. The Fund seeks
                                           to achieve its
                                           objective through a
                                           broadly diversified
                                           portfolio of large cap
                                           and blue chip equity
                                           securities representing
                                           all major sectors of
                                           the U.S. economy. The
                                           Fund's investments are
                                           selected using both a
                                           variety of quantitative
                                           techniques and
                                           fundamental research in
                                           seeking to maximize the
                                           Fund's reward to risk
                                           ratio. The Fund's
                                           portfolio is designed
                                           to have risk, style,
                                           capitalization and
                                           industry
                                           characteristics similar
                                           to the S&P 500 Index.


                                                                     (continued)

    FUND NAME      INVESTMENT OBJECTIVES      INVESTMENT CRITERIA          BENCHMARK
 ------------   ------------------
                                    ------------------
                                                        ------------------
---------------------------------------------------------------------------------------------
 CORE LARGE CAP   Long-term growth of       At least 90% of total    Russell 1000 Growth
 GROWTH FUND      capital. Dividend income  assets in equity         Index
                  is a secondary            securities of U.S.
                  consideration.            issuers. The Fund seeks
                                            to achieve its
                                            objective through a
                                            broadly diversified
                                            portfolio of equity
                                            securities of large cap
                                            U.S. issuers that are
                                            expected to have better
                                            prospects for earnings
                                            growth than the growth
                                            rates of the general
                                            domestic economy. The
                                            Fund's investments are
                                            selected using both a
                                            variety of quantitative
                                            techniques and
                                            fundamental research in
                                            seeking to maximize the
                                            Fund's reward to risk
                                            ratio. The Fund's
                                            portfolio is designed
                                            to have risk, style,
                                            capitalization and
                                            industry
                                            characteristics similar
                                            to the Russell 1000
                                            Growth Index.
---------------------------------------------------------------------------------------------
 MID CAP EQUITY   Long-term capital         At least 65% of total    Russell Midcap Index
 FUND             appreciation.             assets in
                                            equity securities of
                                            companies ("Mid-Cap
                                            Companies") with public
                                            stock market
                                            capitalizations of
                                            under $5 billion at the
                                            time of investment.
---------------------------------------------------------------------------------------------
 INTERNATIONAL    Long-term capital         Substantially all, and   FT/Actuaries Europe and
 EQUITY FUND      appreciation.             at least 65%, of total   Pacific Index (unhedged)
                                            assets in equity
                                            securities of companies
                                            organized outside
                                            the United States or
                                            whose securities are
                                            principally traded
                                            outside the United
                                            States. The Fund may
                                            invest in securities of
                                            issuers located in
                                            countries with emerging
                                            economies or securities
                                            markets and employ
                                            certain currency
                                            management techniques.
---------------------------------------------------------------------------------------------
 EMERGING         Long-term capital         Substantially all, and   Morgan Stanley Capital
 MARKETS EQUITY   appreciation.             at least 65%, of total   International Emerging
 FUND                                       assets in equity         Markets Free Index
                                            securities of emerging
                                            country issuers.
                                            The Fund may employ
                                            certain currency
                                            management techniques.
---------------------------------------------------------------------------------------------
 ASIA GROWTH      Long-term capital         Substantially all, and   Morgan Stanley Capital
 FUND             appreciation.             at least 65%, of total   International All
                                            assets in equity         Country Asia Free ex
                                            securities of companies  Japan Index
                                            in China, Hong
                                            Kong, India, Indonesia,
                                            Malaysia, Pakistan, the
                                            Philippines,
                                            Singapore, South Korea,
                                            Sri Lanka, Taiwan and
                                            Thailand. The Fund may
                                            employ certain currency
                                            management techniques.

--------------------------------------------------------------------------------

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

  Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

  Risk of Investments in Small Capitalization Companies. To the extent that a Fund invests in the securities of small market capitalization companies, the Fund may be exposed to a higher degree of risk and price volatility. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

  Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. A Fund's investments in emerging markets and countries ("Emerging Countries") involves greater risks than investments in the developed countries of Western Europe, the U.S., Canada, Australia, New Zealand and Japan. In addition, because the International Equity, Emerging Markets Equity and Asia Growth Funds invest primarily outside the U.S., these Funds may involve greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility. The securities markets of emerging countries, including those in Asia, Latin America, Eastern Europe and Africa are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.

  Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques.

 WHO MANAGES THE FUNDS?

  Goldman Sachs Asset Management serves as Investment Adviser to the CORE Large Cap Growth, Growth and Income and Mid Cap Equity Funds. Goldman Sachs Funds Management, L.P. serves as Investment Adviser to the CORE U.S. Equity Fund. Goldman Sachs Asset Management International serves as Investment Adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. As of March 24, 1997, the Investment Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

  Goldman Sachs acts as distributor of each Fund's shares.

 WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment is $1,000,000 in Institutional Shares of the Fund alone or in combination with Institutional Shares (or the corresponding class) of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose.

 HOW DO I PURCHASE INSTITUTIONAL SHARES?

  You may purchase Institutional Shares of the Funds through Goldman Sachs. Institutional Shares are purchased at the current net asset value without any sales load. See "Purchase of Institutional Shares."

 HOW DO I SELL MY INSTITUTIONAL SHARES?

  You may redeem Institutional Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Institutional Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?


                                       INVESTMENT INCOME DIVIDENDS
                                       --------------------------- CAPITAL GAINS
FUND                                        DECLARED AND PAID      DISTRIBUTIONS
----                                        -----------------      -------------
Growth and Income.....................          Quarterly            Annually
CORE U.S. Equity......................           Annually            Annually
CORE Large Cap Growth.................           Annually            Annually
Mid Cap Equity........................           Annually            Annually
International Equity..................           Annually            Annually
Emerging Markets Equity...............           Annually            Annually
Asia Growth...........................           Annually            Annually

  Recordholders of Institutional Shares may receive dividends in additional Institutional Shares of the Fund in which you have invested or you may elect to receive cash. For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES

                          (INSTITUTIONAL SHARES)

                                           CORE
                         GROWTH            LARGE   MID          EMERGING
                          AND   CORE U.S.   CAP    CAP   INT'L  MARKETS   ASIA
                         INCOME  EQUITY   GROWTH  EQUITY EQUITY  EQUITY  GROWTH
                          FUND    FUND    FUND/1/  FUND   FUND  FUND/1/   FUND
                         ------ --------- ------- ------ ------ -------- ------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases..  None    None     None    None   None    None    None
 Maximum Sales Charge
  Imposed on Reinvested
  Dividends.............  None    None     None    None   None    None    None
 Redemption Fees........  None    None     None    None   None    None    None
 Exchange Fees..........  None    None     None    None   None    None    None
ANNUAL FUND OPERATING
 EXPENSES: (as a
 percentage of average
 daily net assets)
 Management Fees (after
  applicable
  limitations)/2/.......  0.70%   0.59%    0.60%   0.75%  0.89%   1.10%   0.86%
 Distribution (Rule 12b-
  1) Fees...............  None    None     None    None   None    None    None
 Other Expenses (after
  applicable
  limitations)/3/.......  0.12%   0.06%    0.05%   0.10%  0.21%   0.20%   0.24%
                          ----    ----     ----    ----   ----    ----    ----
 TOTAL FUND OPERATING
  EXPENSES (AFTER FEE
  AND EXPENSE
  LIMITATIONS)/4/.......  0.82%   0.65%    0.65%   0.85%  1.10%   1.30%   1.10%
                          ====    ====     ====    ====   ====    ====    ====

EXAMPLE:                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------                                       ------ ------- ------- --------
You would pay the following expenses on a hy-
 pothetical $1,000 investment, assuming (1) a
 5% annual return and (2) redemption at the
 end of each time period:
Growth and Income Fund........................  $ 8     $26    $ 46     $101
CORE U.S. Equity Fund.........................  $ 7     $21    $ 36     $ 81
CORE Large Cap Growth.........................  $ 7     $21     N/A      N/A
Mid Cap Equity Fund...........................  $ 9     $27    $ 47     $105
International Equity Fund.....................  $11     $35    $ 61     $134
Emerging Markets Equity Fund..................  $13     $41     N/A      N/A
Asia Growth Fund..............................  $11     $35    $ 61     $134

---------------------

/1/Based on estimated amounts for the current fiscal year for the CORE Large
  Cap Growth and Emerging Markets Equity Funds.

/2/The Investment Advisers have voluntarily agreed that a portion of the management fee would not be imposed on the Core U.S. Equity, CORE Large Cap Growth, International Equity, Emerging Markets Equity and Asia Growth Funds equal to .16%, .15%, .11%, .10% and .14%, respectively. Without such limitations, management fees would be .75%, .75%, 1.00%, 1.20% and 1.00% of each Fund's average daily net assets, respectively.

/3/The Investment Advisers voluntarily have agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of each Fund other than CORE Large Cap Growth Fund) to the extent such expenses exceed the following percentage of average daily net assets:

                                                                         OTHER
                                                                        EXPENSES
                                                                        --------
      Growth and Income................................................   0.11%
      CORE U.S. Equity.................................................   0.06%
      CORE Large Cap Growth............................................   0.05%
      Mid Cap Equity...................................................   0.06%
      International Equity.............................................   0.20%
      Emerging Market Equity...........................................   0.16%
      Asia Growth......................................................   0.24%

/4/Without the limitations described above, "Other Expenses" and "Total
  Operating Expenses" of the CORE U.S. Equity, Growth and Income, Mid Cap Equity, International Equity and Asia Growth Funds for the fiscal year ended January 31, 1997, would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      Growth and Income......................................   0.12%    0.82%
      CORE U.S. Equity.......................................   0.10%    0.85%
      Mid Cap Equity.........................................   0.16%    0.91%
      International Equity...................................   0.25%    1.25%
      Asia Growth............................................   0.26%    1.26%

 In addition, without the limitations described above, "Other Expenses" and "Total Operating Expenses" of the CORE Large Cap Growth and Emerging Markets Equity Funds for the current fiscal year are estimated to be as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      CORE Large Cap Growth..................................   0.65%    1.40%
      Emerging Markets Equity................................   0.82%    2.02%

  The Investment Advisers have no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Institutional Shares of the Funds. Each Fund also offers Service Shares and, except for Mid Cap Equity Fund, Class A and Class B Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding Service, Class A and Class B Shares may be obtained from an investor's sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and hypothetical example above is based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers."

                             FINANCIAL HIGHLIGHTS


         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a share (of the Class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended January 31, 1997 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer the CORE Large Cap Growth and Emerging Markets Equity Funds. Accordingly, there are no financial highlights for these Funds.

                              INCOME (LOSS) FROM
                           INVESTMENT OPERATIONS(H)      DISTRIBUTIONS TO SHAREHOLDERS
                           -------------------------- -----------------------------------
                                        NET REALIZED               FROM NET
                 NET ASSET             AND UNREALIZED    FROM    REALIZED GAIN IN EXCESS                 NET     NET ASSET
                  VALUE,      NET      GAIN (LOSS) ON    NET     ON INVESTMENT   OF NET   ADDITIONAL  INCREASE    VALUE,
                 BEGINNING INVESTMENT   INVESTMENTS   INVESTMENT  AND OPTION   INVESTMENT  PAID-IN     IN NET     END OF
                 OF PERIOD   INCOME     AND OPTIONS     INCOME   TRANSACTIONS    INCOME    CAPITAL   ASSET VALUE  PERIOD
                 --------- ----------  -------------- ---------- ------------- ---------- ---------- ----------- ---------
                                                      GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $19.98     $0.35         $5.18        $(0.35)     $(1.97)      $(0.01)     $--        $3.20     $23.18
1997--Class B
Shares(f).......   20.82      0.17          4.31         (0.17)      (1.97)       (0.06)      --         2.28      23.10
1997--Institu-
tional
Shares(f).......   21.25      0.29          3.96         (0.30)      (1.97)       (0.04)      --         1.94      23.19
1997--Service
Shares(f).......   20.71      0.28          4.50         (0.28)      (1.97)       (0.07)      --         2.46      23.17
1996--Class A
Shares..........   15.80      0.33          4.75         (0.30)      (0.60)         --        --         4.18      19.98
1995--Class A
Shares..........   15.79      0.20(b)       0.30(b)      (0.20)      (0.33)       (0.07)     0.11(b)     0.01      15.80
FOR THE PERIOD
ENDED JANUARY
31,
1994--Class A
Shares(c).......   14.18      0.15          1.68         (0.15)      (0.06)       (0.01)      --         1.61      15.79
--------------------------------------------------------------------------------------------------------------------------
                                                                                          RATIOS ASSUMING
                                                                                        NO VOLUNTARY WAIVER
                                                                                             OF FEES OR
                                                                                        EXPENSE LIMITATIONS
                                                                                      ------------------------
                                                                           RATIO OF                RATIO OF
                                                      NET      RATIO OF       NET                     NET
                                                   ASSETS AT      NET     INVESTMENT   RATIO OF   INVESTMENT
                            PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES  INCOME (LOSS)
                   TOTAL    TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE  TO AVERAGE
                 RETURN(A)    RATE       RATE(G)   (IN 000'S)   ASSETS      ASSETS    NET ASSETS  NET ASSETS
                 ---------- ----------- ---------- ---------- ----------- ----------- ---------- -------------
                                                      GROWTH AND INCOME FUND
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   28.42%     53.03%      $.0586    $615,103     1.22%       1.60%       1.43%        1.39%
1997--Class B
Shares(f).......   22.23(d)   53.03        .0586      17,346     1.93(e)     0.15(e)     1.93(e)      0.15(e)
1997--Institu-
tional
Shares(f).......   20.77(d)   53.03        .0586         193     0.82(e)     1.36(e)     0.82(e)      1.36(e)
1997--Service
Shares(f).......   23.87(d)   53.03        .0586       3,174     1.32(e)     0.94(e)     1.32(e)      0.94(e)
1996--Class A
Shares..........   32.45      57.93          --      436,757     1.20        1.67        1.45         1.42
1995--Class A
Shares..........    3.97      71.80          --      193,772     1.25        1.28        1.58         0.95
FOR THE PERIOD
ENDED JANUARY
31,
1994--Class A
Shares(c).......   13.08(d)  102.23(d)       --       41,528     1.25(e)     1.23(e)     3.24(e)     (0.76)(e)

-----------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) Calculated based on the average shares outstanding methodology.

(c) For the period from Febraury 5, 1993 (commencement of operations) to January 31, 1994.

(d) Not annualized.

(e) Annualized.

(f) For the period from March 6, May 1 and June 3, 1996 (commencement of operations) to January 31, 1997 for Service, Class B and Institutional shares, respectively.

(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(h) Includes the balancing effect of calculating per share amounts.

                              INCOME (LOSS) FROM              DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(H)             SHAREHOLDERS
                           ------------------------- -----------------------------------
                                       NET REALIZED
                                      AND UNREALIZED              FROM NET                   NET
                 NET ASSET            GAIN (LOSS) ON    FROM    REALIZED GAIN IN EXCESS  (DECREASE)  NET ASSET
                  VALUE,      NET      INVESTMENTS,     NET     ON INVESTMENT   OF NET    INCREASE    VALUE,
                 BEGINNING INVESTMENT    OPTIONS     INVESTMENT  AND FUTURES  INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   INCOME    AND FUTURES     INCOME   TRANSACTIONS    INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- -------------- ---------- ------------- ---------- ----------- --------- ---------
                             CORE U.S. EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $19.66     $0.16        $4.46        $(0.16)     $(0.80)        --        $3.66     $23.32     23.75%
1997--Class B
Shares(f).......   20.44      0.04         3.70         (0.04)      (0.80)      (0.16)       2.74      23.18     18.59(b)
1997--Institu-
tional Shares...   19.71      0.30         4.51         (0.28)      (0.80)        --         3.73      23.44     24.63
1997--Service
Shares(f).......   21.02      0.13         3.15         (0.13)      (0.80)      (0.10)       2.25      23.27     15.92(b)
1996--Class A
Shares..........   14.61      0.19         5.43         (0.16)      (0.41)        --         5.05      19.66     38.63
1996--Institu-
tional
Shares(d).......   16.97      0.16         3.23         (0.24)      (0.41)        --         2.74      19.71     20.14(b)
1995--Class A
Shares..........   15.93      0.20        (0.38)        (0.20)      (0.94)        --        (1.32)     14.61     (1.10)
1994--Class A
Shares..........   15.46      0.17         2.08         (0.17)      (1.61)        --         0.47      15.93     15.12
1993--Class A
Shares..........   15.05      0.22         0.41         (0.22)        --          --         0.41      15.46      4.30
FOR THE PERIOD
ENDED JANUARY
31,
1992--Class A
Shares(e).......   14.17      0.11         0.88         (0.11)        --          --         0.88      15.05      7.01(b)

--------------------------------------------------------------------------------

                                                                              RATIOS ASSUMING
                                                                            NO VOLUNTARY WAIVER
                                                                                OF FEES OR
                                                                            EXPENSE LIMITATIONS
                                                                           -----------------------
                                                                                       RATIO OF
                                                                RATIO OF                 NET
                                           NET      RATIO OF       NET                INVESTMENT
                                        ASSETS AT      NET     INVESTMENT   RATIO OF   INCOME
                 PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES      TO
                 TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE   AVERAGE
                   RATE       RATE(G)   (IN 000'S)   ASSETS      ASSETS    NET ASSETS NET ASSETS
                 ----------- ---------- ---------- ----------- ----------- ---------- ------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   37.28%      $.0417    $225,968     1.29%       0.91%       1.53%      0.67%
1997--Class B
Shares(f).......   37.28        .0417      17,258     1.83(c)     0.06(c)     2.00(c)   (0.11)(c)
1997--Institu-
tional Shares...   37.28        .0417     148,942     0.65        1.52        0.85       1.32
1997--Service
Shares(f).......   37.28        .0417       3,666     1.15(c)     0.69(c)     1.35(c)    0.49(c)
1996--Class A
Shares..........   39.35          --      129,045     1.25        1.01        1.55       0.71
1996--Institu-
tional
Shares(d).......   39.35(b)       --       64,829     0.65(c)     1.49(c)     0.96(c)    1.18(c)
1995--Class A
Shares..........   56.18          --       94,968     1.38        1.33        1.63       1.08
1994--Class A
Shares..........   87.73          --       92,769     1.42        0.92        1.67       0.67
1993--Class A
Shares..........  144.93          --      117,757     1.28        1.30        1.53       1.05
FOR THE PERIOD
ENDED JANUARY
31,
1992--Class A
Shares(e).......  135.02(c)       --      151,142     1.57(c)     1.24(c)     1.82(c)    0.99(c)

-----------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) Not annualized.

(c) Annualized.

(d) For the period from June 15, 1995 (commencement of operations) to January 31, 1996.

(e) For the period from May 24, 1991 (commencement of operations) to January 31, 1992.

(f) For the period from May 1 and June 7, 1996 (commencement of operations) to January 31, 1997 for Class B and Service shares, respectively.

(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(h) Includes the balancing effect of calculating per share amounts.

                                      INCOME FROM
                                 INVESTMENT OPERATIONS                 DISTRIBUTIONS TO SHAREHOLDERS
                           ----------------------------------- ------------------------------------------------


                                      NET REALIZED    TOTAL                            FROM NET
                                          AND         INCOME                            REALIZED                    NET
                 NET ASSET             UNREALIZED     (LOSS)               IN EXCESS    GAIN ON        TOTAL      INCREASE
                  VALUE,      NET       GAIN ON        FROM      FROM NET    OF NET   INVESTMENTS  DISTRIBUTIONS   IN NET
                 BEGINNING INVESTMENT INVESTMENTS,  INVESTMENT  INVESTMENT INVESTMENT  AND OPTION       TO         ASSET
                 OF PERIOD   INCOME   AND OPTIONS   OPERATIONS    INCOME     INCOME   TRANSACTIONS SHAREHOLDERS    VALUE
                 --------- ---------- ------------ ------------  ---------- ---------- ---------- ------------ -------------
                                                     INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
For the Year
Ended January
31, 1997........  $15.91     $0.24       $3.77      $4.01         $(0.24)    $(0.02)     $(0.93)      $(1.19)     $2.82
For the Period
Ended January
31, 1996(a).....   15.00      0.13        0.90       1.03          (0.12)       --          --         (0.12)      0.91

--------------------------------------------------------------------------------

                                                                                     RATIOS ASSUMING NO
                                                                                     EXPENSE LIMITATIONS
                                                                                     ----------------------
                                                                           RATIO OF             RATIO OF
                                                                            NET      RATIO OF     NET
                      NET                                       NET     RATIO OF     INVESTMENT EXPENSES  INVESTMENT
                     ASSET                                    ASSETS      NET        INCOME TO     TO     INCOME TO
                     VALUE,            PORTFOLIO   AVERAGE   AT END OF  EXPENSES     AVERAGE    AVERAGE   AVERAGE
                    END OF   TOTAL     TURNOVER  COMMISSION   PERIOD   TO AVERAGE      NET        NET       NET
                   PERIOD   RETURN(b)   RATE       RATE(e)  (IN 000'S) NET ASSETS(c) ASSETS(c)  ASSETS(c) ASSETS(c)
                  --------- --------  --------- ---------- ---------- ------------- ---------  --------- ---------
For the Year
Ended January
31, 1997........   $18.73   25.63%     74.03%      $.0547   $145,253     0.85%        1.35%     0.91%      1.29%
For the Period
Ended January
31, 1996(a).....   $15.91    6.89(d)   58.77%(d)      --     135,670     0.85         1.67      0.98       1.54

-----------

(a) For the period from August 1, 1995 (commencement of operations) to January 31, 1996.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Annualized.

(d) Not annualized.

(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                                           INCOME (LOSS) FROM                    DISTRIBUTIONS TO
                                        INVESTMENT OPERATIONS(G)                   SHAREHOLDERS
                           -------------------------------------------------- -----------------------
                                                                                           FROM NET
                                                               NET REALIZED                REALIZED
                                            NET REALIZED      AND UNREALIZED               GAIN ON        NET
                 NET ASSET                 AND UNREALIZED     GAIN (LOSS) ON     FROM    INVESTMENTS,  INCREASE   NET ASSET
                  VALUE,        NET        GAIN (LOSS) ON        FOREIGN         NET      OPTION AND  (DECREASE)   VALUE,
                 BEGINNING  INVESTMENT      INVESTMENTS,     CURRENCY RELATED INVESTMENT   FUTURES      IN NET     END OF
                 OF PERIOD INCOME (LOSS) OPTIONS AND FUTURES   TRANSACTIONS     INCOME   TRANSACTIONS ASSET VALUE  PERIOD
                 --------- ------------- ------------------- ---------------- ---------- ------------ ----------- ---------
                           INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $17.20       $0.10            $3.51             $(1.28)       $ --        $(0.21)      $2.12     $19.32
1997--Class B
Shares(e).......   18.91       (0.06)            0.94              (0.34)         --         (0.21)       0.33      19.24
1997--Institu-
tional
Shares(e).......   17.45        0.04             3.39              (1.24)       (0.03)       (0.21)       1.95      19.40
1997--Service
Shares(e).......   17.70       (0.02)            2.95              (1.08)         --         (0.21)       1.64      19.34
1996--Class A
Shares..........   14.52        0.13             2.58               1.42        (0.58)       (0.87)       2.68      17.20
1995--Class A
Shares..........   18.10        0.06            (3.04)             (0.01)         --         (0.59)      (3.58)     14.52
1994--Class A
Shares..........   14.35        0.05             4.08              (0.38)         --           --         3.75      18.10
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(b).......   14.18       (0.01)            0.29              (0.11)         --           --         0.17      14.35

--------------------------------------------------------------------------------

                                                                                             RATIOS ASSUMING
                                                                                           NO VOLUNTARY WAIVER
                                                                                                OF FEES OR
                                                                                           EXPENSE LIMITATIONS
                                                                                         ------------------------
                                                                            RATIO OF                  RATIO OF
                                                     NET     RATIO OF         NET                        NET
                                                  ASSETS AT     NET        INVESTMENT     RATIO OF   INVESTMENT
                             PORTFOLIO  AVERAGE    END OF   EXPENSES TO INCOME (LOSS) TO  EXPENSES  INCOME (LOSS)
                   TOTAL     TURNOVER  COMMISSION  PERIOD   AVERAGE NET   AVERAGE NET    TO AVERAGE  TO AVERAGE
                 RETURN(A)     RATE     RATE(F)   IN (000S)   ASSETS         ASSETS      NET ASSETS  NET ASSETS
                 ----------- --------- ---------- --------- ----------- ---------------- ---------- -------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   13.48%      38.01%    $.0318   $536,283     1.69%         (0.07)%        1.88%       (0.26)%
1997--Class B
Shares(e).......    2.83(c)    38.01      .0318     19,198     2.23(d)       (0.97)(d)      2.38(d)     (1.12)(d)
1997--Institu-
tional
Shares(e).......   12.53(c)    38.01      .0318     68,374     1.10(d)        0.43(d)       1.25(d)      0.28(d)
1997--Service
Shares(e).......   10.42(c)    38.01      .0318        674     1.60(d)       (0.40)(d)      1.75(d)     (0.55)(d)
1996--Class A
Shares..........   28.68       68.48        --     330,860     1.52           0.26          1.77         0.01
1995--Class A
Shares..........  (16.65)      84.54        --     275,086     1.73           0.40          1.98         0.15
1994--Class A
Shares..........   26.13       60.04        --     269,091     1.76           0.51          2.01         0.26
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(b).......    1.23(c)     0.00        --      66,063     1.80(d)       (0.42)(d)      2.58(d)     (1.20)(d)

-----------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) For the period from December 1, 1992 (commencement of operations) to January 31, 1993.

(c) Not annualized.

(d) Annualized.

(e) For the period from February 7, March 6 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional, Service and Class B shares, respectively.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(g) Includes the balancing effect of calculating per share amounts.

                                     INCOME (LOSS) FROM             DISTRIBUTIONS TO
                                  INVESTMENT OPERATIONS(G)            SHAREHOLDERS
                           -------------------------------------- ---------------------
                                                         NET
                                                     REALIZED AND
                                                      UNREALIZED
                                                       GAIN ON                              NET
                 NET ASSET    NET      NET REALIZED    FOREIGN       FROM    IN EXCESS   INCREASE   NET ASSET
                  VALUE,   INVESTMENT AND UNREALIZED   CURRENCY      NET       OF NET   (DECREASE)   VALUE,
                 BEGINNING   INCOME   GAIN (LOSS) ON   RELATED    INVESTMENT INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   (LOSS)    INVESTMENTS   TRANSACTIONS   INCOME     INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- -------------- ------------ ---------- ---------- ----------- --------- ---------
                               ASIA GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $16.49     $ 0.06       $(0.11)       $(0.12)     $(0.01)    $  --      $(0.18)    $16.31     (1.01)%
1997--Class B
Shares(e).......   17.31      (0.05)       (0.48)        (0.51)        --       (0.03)     (1.07)     16.24     (6.02)(c)
1997--Institu-
tional
Shares(e).......   16.61       0.04        (0.11)        (0.11)      (0.04)     (0.06)     (0.28)     16.33     (1.09)(c)
1996--Class A
Shares..........   13.31       0.17         3.44         (0.12)      (0.17)     (0.14)      3.18      16.49     26.49
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(b).......   14.18       0.11        (0.89)         0.01       (0.10)       --       (0.87)     13.31     (5.46)(c)

--------------------------------------------------------------------------------

                                                                               RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER
                                                                                  OF FEES OR
                                                                             EXPENSE LIMITATIONS
                                                                           ------------------------
                                                               RATIO OF                 RATIO OF
                                          NET     RATIO OF        NET                      NET
                                       ASSETS AT     NET      INVESTMENT    RATIO OF   INVESTMENT
                 PORTFOLIO   AVERAGE    END OF   EXPENSES TO INCOME (LOSS)  EXPENSES  INCOME (LOSS)
                 TURNOVER   COMMISSION  PERIOD   AVERAGE NET  TO AVERAGE   TO AVERAGE  TO AVERAGE
                   RATE      RATE(F)    (000'S)    ASSETS     NET ASSETS   NET ASSETS  NET ASSETS
                 ---------- ---------- --------- ----------- ------------- ---------- -------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   48.40%     $.0151   $263,014     1.67%         0.20%       1.87%        0.00%
1997--Class B
Shares(e).......   48.40       .0151      3,354     2.21(d)      (0.56)(d)    2.37(d)     (0.72)(d)
1997--Institu-
tional
Shares(e).......   48.40       .0151     13,322     1.10(d)       0.54(d)     1.26(d)      0.38(d)
1996--Class A
Shares..........   88.80         --     205,539     1.77          1.05        2.02         0.80
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(b).......   36.08(c)      --     124,298     1.90(d)       1.83(d)     2.38(d)      1.35(d)

-----------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.

(c) Not annualized.

(d) Annualized.

(e) For the period from February 2 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional and Class B shares, respectively.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(g) Includes the balancing effect of calculating per share amounts.

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  The Investment Advisers may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Advisers utilize first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Advisers may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Advisers, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

   Value Style Funds. The Growth and Income and Mid Cap Equity Funds are managed using a value oriented approach. The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

  Growth Style Funds. The International Equity, Emerging Markets Equity and Asia Growth Funds are managed using a growth oriented approach. Equity securities for these Funds are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. These Funds will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

  Quantitative Style Funds. The CORE U.S. Equity and CORE Large Cap Growth Funds are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Funds' investment process. Equity securities are evaluated using both a proprietary quantitative multifactor model and the investment opinions of Goldman Sachs' research analysts. The Investment Adviser then uses computerized optimization techniques to construct diversified portfolios consisting of stock that are highly rated both by the Investment Adviser's proprietary multifactor model and by Goldman Sachs' research analysts. The optimizer seeks to balance expected returns against portfolio risk in an effort to find the portfolio with the optimal reward to risk trade-off relative to the Fund's investment objectives.

 GROWTH AND INCOME FUND


  Objectives. The Fund's investment objectives are to provide investors with long-term growth of capital and growth of income.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

  Other. The Fund may invest up to 35% of its total assets in fixed income securities that, in the opinion of the Investment Adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 CORE U.S. EQUITY FUND (FORMERLY, THE "SELECT EQUITY FUND")


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio comprised of companies with above average capitalizations and average earnings growth expectations and dividend yields. The Fund may invest only in fixed income securities that are considered cash equivalents.

  Investment Process. The Investment Adviser begins with a universe consisting primarily of blue chip and other large capitalization equity securities. The Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to assign each equity security a rating, and, if the security is followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a second rating is assigned based upon the Research Department's evaluation. In building a diversified portfolio for the Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Funds expected reward to risk ratio. This portfolio is primarily comprised of securities rated highest by the Investment Adviser's Multifactor Model and research analysts and has risk characteristics and industry weightings similar to the S&P 500 Index. Under normal conditions, the securities of any one issuer may not exceed 5% of the Fund's total assets.

  Multifactor Model. The Multifactor Model is a rigorous computerized rating system for valuing equity securities according to fundamental investment characteristics. The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts, and cover measures of value, growth, momentum and risk (e.g., price/earnings ratio, book/price ratio, growth forecasts, earnings estimate revisions, price momentum, price volatility and earnings stability). All of the factors used in the Multifactor Model have been shown to significantly impact the performance of equity securities. The weightings assigned to the factors are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, they possess an attractive combination of investment characteristics.

  Research Department. In assigning ratings, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgement as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors. By employing both a quantitative (i.e., the Multifactor Model) and a qualitative (i.e., the analyst's ratings) method of selecting securities, the Fund seeks to capitalize on the strengths of each discipline.

 CORE LARGE CAP GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields. The Fund may invest only in fixed income securities that are considered cash equivalents.

  For a description of the investment process of the Fund, see "Investment Process," "Multifactor Model" and "Research Department" under "CORE U.S. EQUITY FUND."

 MID CAP EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of Mid Cap Companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) of between $500 million and $7 billion at the time of investment. However, the Fund currently intends to emphasize investments in Mid Cap Companies with public stock market capitalizations of below $5 billion at the time of investment. Dividend income, if any, is an incidental consideration.

  Other. The Fund may invest up to 35% of its total assets in mortgage-backed, asset-backed and fixed income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 INTERNATIONAL EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the Emerging Countries in which the Emerging Markets Equity Fund may invest. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries.

  Other. The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors." Up to 35% of the Fund's total assets may be invested in fixed income securities.

 EMERGING MARKETS EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of Emerging Country issuers. For purposes of the Fund's investment policies, Emerging Countries are countries with economies or securities markets that are considered by the Investment Adviser not to be fully developed. The Investment Adviser may consider, but is not bound by, classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, Emerging Countries include among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following Emerging Countries: Argentina, Botswana,

Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. At the Investment Adviser's discretion, the Fund may invest in other Emerging Countries.

  An Emerging Country issuer is any entity that satisfies at least one of the following criteria: (i) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Emerging Countries,
(ii) it is organized under the laws of, or has a principal office in, an Emerging Country, (iii) it maintains 50% or more of its assets in one or more of the Emerging Countries or (iv) the principal securities trading market for a class of its securities is in an Emerging Country.

  Investments in Emerging Countries involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase privately placed equity securities, equity securities of companies that are in the process of being privatized by foreign governments, securities of issuers that have not paid dividends on a timely basis, equity securities of issuers that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors."

  Under normal circumstances, the Fund maintains investments in at least six Emerging Countries and will not invest more than 35% of its total assets in securities of issuers in any one Emerging Country. Allocation of the Fund's investments will depend upon the relative attractiveness of the Emerging Country markets and particular issuers. In addition, macro-economic factors and the portfolio manager's and Goldman Sachs economists' views of the relative attractiveness of Emerging Countries and currencies are considered in allocating the Fund's assets among Emerging Countries. Concentration of the Fund's assets in one or a few Emerging Countries and currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities--Foreign Transactions" and "Risk Factors." The Fund may invest in the aggregate up to 35% of its total assets in (i) fixed income securities of private and governmental Emerging Country issuers, (ii) equity and fixed income securities of issuers in developed countries and (iii) temporary investments.


 ASIA GROWTH FUND

  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the Asian countries, (ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the Asian countries, (iii) they maintain 50% or more of their assets in one or more of the Asian countries, or (iv) they are organized under the laws of one of the Asian countries. The Fund seeks to achieve its objective by investing primarily in equity securities of Asian companies which are considered by the Investment Adviser to have long-term capital appreciation potential. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase equity securities of issuers that have not paid dividends on a timely basis, securities of companies that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors."

  The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand as well as any other country in the Asian region (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Allocation of the Fund's investments will depend upon the relative attractiveness of the Asian markets and particular issuers. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities-- Foreign Investments." The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed income securities.


                           DESCRIPTION OF SECURITIES


CONVERTIBLE SECURITIES

  Each Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the CORE U.S. Equity and CORE Large Cap Growth Funds invest are not subject to any minimum rating criteria. The convertible debt securities in which the other Funds may invest are subject to the same rating criteria as a Fund's investments in non-convertible debt securities. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. Each Fund may invest in the securities of foreign issuers (provided that the CORE U.S. Equity and CORE Large Cap Growth Funds may only invest in equity securities of foreign issuers that are traded in the U.S. and comply with U.S. accounting standards). Investments in foreign securities may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in equity securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

  INVESTMENTS IN ADRS, EDRS AND GDRS. Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and each Fund, other than CORE U.S. Equity and CORE Large Cap Growth Funds, may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in

Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund will avoid currency risks during the settlement period for purchases and sales.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the International Equity, Emerging Markets Equity and Asia Growth Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the International Equity, Emerging Markets Equity and Asia Growth Funds may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. The International Equity, Emerging Markets Equity and Asia Growth Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or the International Equity, Emerging Markets Equity and Asia Growth Funds enter into forward foreign currency exchange contracts to sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The International Equity, Emerging Markets Equity and Asia Growth Funds may also engage in a variety of foreign currency management techniques. However, due to the limited market for these instruments with respect to the currencies of many Emerging Countries, including certain Asian countries, the Investment Advisers do not currently anticipate that a significant portion of Emerging Markets Equity and Asia Growth Fund's currency exposure will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

FIXED INCOME SECURITIES

  U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. See "Taxation" in the Additional Statement.

  FOREIGN GOVERNMENT SECURITIES. The International Equity, Emerging Markets Equity and Asia Growth Funds may invest in debt obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may also invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

  CORPORATE DEBT OBLIGATIONS. Each Fund may invest in corporate debt obligations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  BANK OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

  STRUCTURED SECURITIES. Each Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

  RATING CRITERIA. Except as noted below, each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Growth and Income, International Equity, Emerging Markets Equity and Asia Growth Funds may invest up to 10%, 35%, 35% and 35%, respectively, of their total assets in debt securities which are unrated or rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. Mid Cap Equity Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or B or higher by Moody's. Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Fixed income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

  Each Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependant upon cash flow from their investments to repay financing costs and the ability of the REITs' manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


                             INVESTMENT TECHNIQUES


OPTIONS ON SECURITIES AND SECURITIES INDICES

  Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. A Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing call and put options for hedging purposes, the International Equity,

Emerging Markets Equity and Asia Growth Funds may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The CORE U.S. Equity and CORE Large Cap Growth Funds may enter into such transactions only with respect to the S&P 500 Index in the case of the CORE U.S. Equity Fund and a representative index in the case of the CORE Large Cap Growth Fund. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Future Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if its Investment Adviser deems it appropriate to do so.

ILLIQUID AND RESTRICTED SECURITIES

  A Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, swap transactions, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Advisers the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The International Equity, Emerging Markets Equity and Asia Growth Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with an Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  Each Fund may also seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

SHORT SALES AGAINST-THE-BOX

  Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such short sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes; a gain or loss in a Fund's long position will be offset by a gain or loss in its short position.

TEMPORARY INVESTMENTS

  Each Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE U.S. Equity, CORE Large Cap Growth and Emerging Markets Equity Funds may only hold up to 35% of their respective total assets) in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) warrants and stock purchase rights,
(ii) currency swaps (International Equity, Emerging Markets Equity and Asia Growth Funds only), (iii) other investment companies and (iv) unseasoned companies. For more information see the Additional Statement.


                                 RISK FACTORS

  RISK OF INVESTING IN SMALL CAPITALIZATION COMPANIES. Investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

  SPECIAL RISKS OF INVESTMENTS IN THE ASIAN AND OTHER EMERGING
MARKETS. Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed under "Description of Securities--

Foreign Investments." The International Equity, Emerging Markets Equity and Asia Growth Funds may each invest without limit in the securities of issuers in Emerging Countries. The Growth and Income and Mid Cap Equity Funds may each invest up to 15% of their total assets in securities of issuers in Emerging Countries. Emerging Countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain Emerging Countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been exceeded.

  Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain Emerging Countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries. See "Other Investment Companies" in the Additional Statement.

  Many Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. Many Emerging Countries do not have fully democratic governments. For example, governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Asian and other Emerging Countries. Unanticipated political or social developments may affect the values of a Fund's investments. Investing in Emerging Countries involves the risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Economies in individual Emerging Countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Economies in Emerging Countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

  Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. A Fund's investment in Emerging Countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund. Settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

  Currently, there is no market or only a limited market for many of the management techniques and instruments with respect to the currencies and securities markets of the Emerging Countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

  RISK OF INVESTING IN FIXED INCOME SECURITIES. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, structured securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund can not be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.


                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and may under certain circumstances make it more difficult for a Fund to qualify as a regulated investment company under the Code. See "Financial Highlights" for a statement of each Fund's (other than the CORE Large Cap Growth and Emerging Markets Equity Funds) historical portfolio turnover ratio. It is anticipated that the annual portfolio turnover rates of the CORE Large Cap Growth and Emerging Markets Equity Funds will generally not exceed 70% and 100%, respectively. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. Notwithstanding the foregoing, the Investment Adviser may, from time to time, make short-term investments when it believes such investments are in the best interest of a Fund.


                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise the Funds' daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the CORE Large Cap Growth, Growth and Income and Mid Cap Equity Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the CORE U.S. Equity Fund. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as the investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organisation Limited in 1990 and registered as an investment adviser in 1991. As of March 24, 1997, Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P. and Goldman Sachs Asset Management International, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, may rely upon the asset management division of its Singapore and Tokyo affiliates for portfolio decisions and management with respect to certain portfolio securities and is able to draw upon the research and expertise of its other affiliate offices. In addition, the Investment Advisers will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

 FUND MANAGERS


                                                YEARS
                                                PRIMARILY
  NAME AND TITLE    FUND RESPONSIBILITY         RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
  --------------    -------------------         -----------     ----------------------------
  G. Lee             Portfolio Manager--           Since    Mr. Anderson joined the Investment
   Anderson          Growth and Income             1996     Adviser in 1992. Prior to 1992, he
   Vice              Mid Cap Equity                1997     was a research analyst in the
   President                                                Investment Research Department of
                                                            Goldman, Sachs & Co.
------------------------------------------------------------------------------------------------
  Eileen A.          Portfolio Manager--           Since    Ms. Aptman jointed the Investment
   Aptman            Mid Cap Equity                1996     Adviser in 1993. Prior to 1993, she
   Vice              Growth and Income             1996     was an equity analyst at Delphi
   President                                                Management.
------------------------------------------------------------------------------------------------
  Robert             Portfolio Manager             Since    Mr. Beckwitt joined the Investment
   Beckwitt          Emerging Markets Equity       1997     Adviser in 1996. Prior to 1996, he
   Vice                                                     was Chief Investment Strategist--
   President                                                Portfolio Advisory at Fidelity
                                                            Investments.
------------------------------------------------------------------------------------------------
  Kent A. Clark      Portfolio Manager--           Since    Mr. Clark joined the Investment
   Vice              CORE U.S. Equity              1996     Adviser in 1992. Prior to 1992, he
   President         CORE Large-Cap Growth         1997     was studying for a Ph.D. in finance
                                                            at the University of Chicago.
------------------------------------------------------------------------------------------------
  Ronald E.          Senior Portfolio Manager--    Since    Mr. Gutfleish joined the Investment
   Gutfleish         Growth and Income             1993     Adviser in 1993. Prior to 1993, he
   Vice              Mid Cap Equity                1995     was a principal of Sanford C.
   President                                                Bernstein & Co. in its Investment
                                                            Management Research Department.
------------------------------------------------------------------------------------------------
  Roderick D.        Portfolio Manager--           Since    Mr. Jack joined the Investment
   Jack              International Equity          1992     Adviser in 1992. Prior to 1992, he
   Managing                                                 worked in the advisory and financing
   Director                                                 group for
                                                            S.G. Warburg in London.
------------------------------------------------------------------------------------------------
  Robert C.          Senior Portfolio Manager--    Since    Mr. Jones joined the Investment
   Jones             CORE U.S. Equity              1991     Adviser in 1989. From 1987 to 1989,
   Managing          CORE Large Cap Growth         1997     Mr. Jones was a senior quantitative
   Director                                                 analyst in the Research Department.
------------------------------------------------------------------------------------------------
  Marcel Jongen      Portfolio Manager--           Since    Mr. Jongen joined the Investment
   Executive         International Equity          1992     Adviser in 1992. Prior to 1992, he
   Director                                                 was head of equities at Philips
                                                            Pension Fund in Eindhoven.
------------------------------------------------------------------------------------------------
  Alice Lui          Portfolio Manager--           Since    Ms. Lui joined the Investment
   Vice              Asia Growth                   1994     Adviser in 1990.
   President
------------------------------------------------------------------------------------------------
  Shogo Maeda        Portfolio Manager--           Since    Mr. Maeda joined the Investment
   Vice              International Equity          1994     Adviser in 1994. Prior to 1994, he
   President                                                worked at Nomura Investment
                                                            Management Incorporated and for a
                                                            period at Manufacturers Hanover Bank
                                                            in New York.
------------------------------------------------------------------------------------------------
  Warwick M.         Senior Portfolio Manager--    Since    Mr. Negus joined the Investment
   Negus             Asia Growth                   1994     Adviser in 1994. Prior to 1994, he
   Managing          Portfolio Manager--                    was a vice president of Bankers
   Director          International Equity          1994     Trust Australia Ltd.
                     Emerging Markets Equity       1997
------------------------------------------------------------------------------------------------
  Victor H.          Portfolio Manager--           Since    Mr. Pinter joined the Investment
   Pinter            CORE U.S. Equity              1996     Adviser in 1990.
   Vice              CORE Large Cap Growth         1997
   President

                                     YEARS
                                     PRIMARILY
  NAME AND TITLE FUND RESPONSIBILITY RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
  -------------- ------------------- -----------     ----------------------------
  Ramakrishna    Portfolio              Since    Mr. Shanker joined the Investment
   Shanker       Manager--              1997     Adviser in 1997. Prior to 1997, he
   Vice          Asia Growth                     worked for the Investment Banking
   President                                     Division of Goldman, Sachs & Co. in
                                                 Singapore.
------------------------------------------------------------------------------------
  Karma Wilson   Portfolio              Since    Ms. Wilson joined the Investment
   Vice          Manager--              1995     Adviser in 1994. Prior to 1994, she
   President     Asia Growth                     was an investment analyst with
                                                 Bankers Trust Australia Ltd. Before
                                                 1992 she was employed by Arthur
                                                 Andersen LLP.


  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                                                FOR THE FISCAL
                                                   CONTRACTUAL    YEAR ENDED
                                                      RATE*    JANUARY 31, 1997*
                                                   ----------- -----------------
     GSAM
     Growth and Income............................    0.70%          0.70%
     CORE Large Cap Growth........................    0.75%            N/A
     Mid Cap Equity...............................    0.75%          0.75%
     GSFM
     CORE U.S. Equity.............................    0.75%          0.59%
     GSAMI
     International Equity.........................    1.00%          0.89%
     Emerging Markets Equity......................    1.20%            N/A
     Asia Growth..................................    1.00%          0.86%

---------------------
*With respect to the Growth and Income, CORE U.S. Equity, Mid Cap Equity, International Equity and Asia Growth Funds, a Management Agreement combining both advisory and administrative services were adopted effective April 30, 1997. The contractual rate set forth in the table is the rate payable under the Management Agreement and is identical to the aggregate advisory and administration fees payable by each Fund under the previous separate investment advisory (including subadvisory in the case of International Equity
Fund) and administration agreements. For the fiscal year ended January 31, 1997, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Advisers may discontinue or modify such voluntary limitations in the future at their discretion, although they have no current intention to do so.

  The Investment Advisers to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, International Equity, Emerging Markets Equity and Asia Growth Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses and, in the case of each Fund other than CORE Large Cap Growth Fund, transfer agency fees) to the extent such expenses exceed .11%,
 .06%, .05%, .20%, .16% and .24% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding a Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is not entitled to receive a transfer agency fee from the CORE U.S. Equity, International Equity and Asia Growth Funds with respect to Institutional or Service Shares. Goldman Sachs is entitled to receive a transfer agency fee from the Growth and Income, Mid Cap Equity and Emerging Markets Equity Funds equal to 0.04% of the average daily net assets of the Institutional and Service Shares of such Funds. Such fees are equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class A and B shares plus 0.04% of the average daily net assets of the other classes of the CORE Large Cap Equity Fund.


                                NET ASSET VALUE

  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.


                            PERFORMANCE INFORMATION

  From time to time each Fund may publish average annual total return and the Growth and Income Fund may publish its yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which are based on the net asset value per share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  The Growth and Income Fund computes its yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Growth and Income Fund's quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share on the last day of the period for which the distribution rates are being calculated.

  Each Fund's total return, yield and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the total return, yield and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust."

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time make a list of their holdings available to investors upon request.

                              SHARES OF THE TRUST

  Each Fund is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Equity Portfolios, Inc., a Maryland corporation, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares, are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  As of April 1, 1997, State Street Bank and Trust Company as Trustee for Goldman Sachs Profit Sharing Master Trust, Attention: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 was recordholder of 97.88% of Mid Cap Equity Fund's outstanding shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.


                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes. The CORE Large Cap Growth and Emerging Markets Equity Funds intend to elect and each other Fund has elected to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to its shareholders as ordinary income. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Dividends paid by International Equity, Emerging Markets Equity and Asia Growth Funds are not generally expected to qualify, in the hands of corporate shareholders, for the corporate dividends-received deduction, but a portion of each other Fund's dividends may generally so qualify. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Funds do not anticipate that they will elect to pass such foreign taxes through to their shareholders, who therefore will generally not take such taxes into account on their own tax returns. The Funds will generally deduct such taxes in determining the amounts available for distribution to shareholders.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.

                            ADDITIONAL INFORMATION

  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            REPORTS TO SHAREHOLDERS

  Recordholders of Institutional Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Institutional Shares will also be provided with a printed confirmation for each transaction in its' account and a quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Funds do not generally provide subaccounting services.


                                   DIVIDENDS


  Each dividend from net investment income and capital gain distributions, if any, declared by a Fund on its outstanding Institutional Shares will, at the election of each shareholder, be paid (i) in cash or (ii) in additional Institutional Shares of such Fund. This election should initially be made on a shareholder's Account Information Form and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in Institutional Shares of the applicable Fund.

  The election to reinvest dividends and distributions paid by a Fund in additional Institutional Shares of the Fund will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase Institutional Shares of a Fund.

  Each Fund intends that all or substantially all its net investment income and net realized long-term and short-term capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Growth and Income Fund will pay dividends from net investment income quarterly. Each other Fund will pay dividends from net investment income at least annually. All of the Funds will pay dividends from net realized long-term and short-term capital gains, reduced by available capital losses, at least annually. From time to time, a portion of a Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of shares of a Fund a portion of the net asset value per share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                        PURCHASE OF INSTITUTIONAL SHARES

  Institutional Shares may be purchased on any Business Day through Goldman Sachs at the net asset value per share next determined after receipt of an order. No sales load will be charged. If, by the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), an order is received by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value." Purchases of Institutional Shares of the Funds must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Institutional Shares."

  Prior to making an initial investment in a Fund, an investor must open an account with a Fund by furnishing necessary information to the Fund or Goldman Sachs. An Account Information Form, a copy of which is attached to this Prospectus, should be used to open such an account. Subsequent purchases may be made in the manner set forth below.

PURCHASE PROCEDURES

  Purchases of Institutional Shares may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street Bank and Trust Company ("State Street") or initiating an ACH transfer. Purchases may also be made by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check) or Federal Reserve draft made payable to "Goldman Sachs Equity Funds--Name of Fund and Class of shares" and should be directed to "Goldman Sachs Equity Funds--Name of Fund and Class of shares," c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711.

  The minimum initial investment is $1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates. Institutional Shares of the Fund are offered to (a) banks, trust companies or other types of depository institutions investing for their own account or on behalf of their clients; (b) pension and profit sharing plans, pension funds and other company-sponsored benefit plans; (c) qualified non-profit organizations, charitable trusts, foundations and endowments; (d) any state, county, city or any instrumentality, department, authority or agency thereof; (e) corporations and other for-profit business organizations with assets of at least $100 million or publicly traded securities outstanding; (f) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; (g) registered investment advisers investing for accounts for which they receive asset-based fees; and (h) accounts over which GSAM or its advisory affiliates have investment discretion. The minimum investment requirement may be waived at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

OTHER PURCHASE INFORMATION

  The Funds reserve the right to redeem the Institutional Shares of any Institutional Shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of an Institutional Shareholder's account falls below the minimum account balance solely as a result of market conditions. The Trust will give sixty (60) days' prior written notice to Institutional Shareholders whose Institutional Shares are being redeemed to allow them to purchase sufficient additional Institutional Shares of a Fund to avoid such redemption.

  Banks, trust companies or other institutions through which investors acquire Institutional Shares may impose charges in connection with transactions in Institutional Shares. Such institutions should be consulted for information regarding such charges.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchaser's pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                               EXCHANGE PRIVILEGE

  Institutional Shares of the Fund may be exchanged for (i) Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Equity Funds--Name of Fund and Class of Shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares and consider its investment objective, policies and applicable fees before making an exchange. Under the telephone exchange privilege, Institutional Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange request is in writing and is received in accordance with the procedures set forth under "Redemptions of Institutional Shares."

  In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Institutional Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a sale of the Institutional Shares surrendered in the exchange on which an investor may realize a gain or loss, followed by a purchase of Institutional Shares, or the corresponding class of any Goldman Sachs Money Market Fund received in the exchange. Shareholders should consult their own tax adviser concerning the tax consequences of an exchange.

  Each exchange which represents an initial investment in a Fund must satisfy the minimum investment requirements of the fund into which the Institutional Shares are being exchanged, except that this requirement may be waived at the discretion of the officers of the Fund. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be modified or withdrawn at any time on sixty (60) days' written notice to Institutional Shareholders and is subject to certain limitations. See "Purchase of Institutional Shares."

                       REDEMPTION OF INSTITUTIONAL SHARES


  The Funds will redeem their Institutional Shares upon request of an Institutional Shareholder on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net Asset Value." If Institutional Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Institutional Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover of this Prospectus. An Institutional Shareholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  Written requests for redemptions must be signed by each Institutional Shareholder whose signature has been guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the Institutional Shareholder's Account Information Form or, if the shareholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) Business Days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would originally be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. In order to change the bank designated on the Account Information Form to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the Institutional Shareholder's bank in the transfer process. If a problem with such performance arises, the Institutional Shareholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by Goldman Sachs. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

                              --------------------

                                  APPENDIX



                  GUIDELINES FOR CERTIFICATION OF TAXPAYER
              IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide the Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by the Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could also apply to payments relating to your account prior to the Fund's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

[LOGO] GOLDMAN SACHS

             GOLDMAN SACHS PORTFOLIOS -- ACCOUNT INFORMATION FORM

        This Account Information Form Should be Forwarded Promptly to Goldman, Sachs & Co. No Redemption Can be Made Prior to Its Receipt

Send to: Goldman Sachs Portfolios                  Master No. ________________
         4900 Sears Tower                                     Fund Use Only
         Chicago, IL 60606                                                    _
         1-800-621-2550                            Date: _____________________

                                                    Date: _____________________

                                          [_] GOLDMAN SACHS GLOBAL INCOME FUND
[_] GOLDMAN SACHS -- MONEY MARKET FUND    [_] GOLDMAN SACHS CORE LARGE CAP
                                          GROWTH FUND
 Fill in Portfolio(s):________________    [_] GOLDMAN SACHS CORE U.S. EQUITY
                                          FUND
                                          [_] GOLDMAN SACHS GROWTH AND INCOME
[_] GS -- ADJUSTABLE RATE GOVERNMENT FUND FUND
                                          [_] GOLDMAN SACHS GROWTH FUND
[_] GS -- SHORT-DURATION GOVERNMENT FUND  [_] GOLDMAN SACHS MID CAP EQUITY
                                          FUND
[_] GS -- SHORT DURATION TAX-FREE FUND    [_] GOLDMAN SACHS INTERNATIONAL
                                          EQUITY FUND
[_] GS -- CORE FIXED INCOME FUND          [_] GOLDMAN SACHS ASIA GROWTH FUND
[_] GS -- HIGH YIELD FUND                 [_] GOLDMAN SACHS EMERGING MARKETS
                                          EQUITY FUND
[_] OTHER

 Class of Shares:_____________________
A. ACCOUNT RECORD
-------------------------------------------------------------------------------

-------------------------------------     -------------------------------------
Name of Account                           Telephone Number


-------------------------------------     U.S. Citizen or
Street or P.O. Box                        Resident? Yes [_]  No [_]


-------------------------------------     If no is checked, fill in country of
City                 State      Zip       tax residence:


-------------------------------------     -------------------------------------
Attention

B. DIVIDENDS AND DISTRIBUTIONS -- Check appropriate box (see "Dividends" in
                                  Prospectus)
-------------------------------------------------------------------------------
Dividends (including net short-term capital gains) [_] Cash[_] Units/Shares
Net Long-Term Capital Gains Distributions          [_] Cash[_] Units/Shares
 Fill in Fund(s): ____________________
(If no box is checked, dividends and capital gains distributions will be reinvested in the account.)

C. SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER
   CERTIFICATION
-------------------------------------------------------------------------------
Taxpayer Identification Number: ______________
Under penalties of perjury, I certify that (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because I am exempt from backup withholding or I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding. See the "Guidelines for Certification of Taxpayer Identification Number on Account Information Form," contained in the Appendix to the accompanying Prospectus.

S I G N ------------------------------        ----------------------------------
        Signature                             Name (print) and Title (if any)
HERE



         ------------------------------       ----------------------------------
         Date

D. OPTIONAL TELEPHONE EXCHANGE (see "Exchange Privilege" in Prospectus)
-------------------------------------------------------------------------------
[_] Goldman,Sachs & Co. is hereby authorized to accept and act upon telephone instructions from the undersigned or any other person for the exchange of shares/units of the Fund into any fund described in the accompanying Prospectus. The undersigned understands and agrees that neither the applicable Fund nor Goldman, Sachs & Co. will be liable for any loss, expense, or cost arising out of any telephone request effected hereunder.

                                                      Continued on reverse side

E. REDEMPTION PLANS -- check one box only (see "Redemption of Units/Shares" in Prospectus)
-------------------------------------------------------------------------------
[_] I authorize GOLDMAN, SACHS & CO. to honor telephone, telegraphic or other instructions WITHOUT SIGNATURE GUARANTEE, from any person for the redemption of shares/units for the above account provided that the proceeds are transmitted to the following bank account(s) only. I understand any changes to the following information must be made in writing to GOLDMAN, SACHS & CO., must contain the appropriate number of signatures listed below and all signatures MUST BE SIGNATURE GUARANTEED. Absent its own gross negligence, neither the applicable Fund nor GOLDMAN, SACHS & CO. shall be liable for such redemptions or for payments made to any unauthorized account.

[_] I have furnished GOLDMAN, SACHS & CO., WITH A SIGNATURE GUARANTEE (See section G). I authorize GOLDMAN, SACHS & CO. to honor telephone, telegraphic, or other instructions from any person for the redemption of shares/units for the above account provided that the proceeds are transmitted to the following bank account(s) only. Any changes to the following information must be made in writing to GOLDMAN, SACHS & CO., (but without signature guarantee) and contain the appropriate number of signatures listed below. Absent its own gross negligence, neither the applicable Fund nor GOLDMAN, SACHS & CO. shall be liable for such redemptions or for payments made to any unauthorized account.

Please complete the following bank account information and place a line through the unused portion.
Additional instructions may be added on separate pages, if necessary
Number of Bank Account Destinations completed in Section E of this form: [_]

1) ___________________________________    3) ___________________________________
   Bank Name          Bank Routing No.       Bank Name          Bank Routing No.


 ------------------------------------      ------------------------------------
 Street Address                            Street Address


 ------------------------------------      ------------------------------------
 City                State      Zip        City                State      Zip


 ------------------------------------      ------------------------------------
 Account Name          Account No.         Account Name          Account No.


2) ___________________________________     4) __________________________________
   Bank Name           Bank Routing No.       Bank Name         Bank Routing No.


 ------------------------------------      ------------------------------------
 Street Address                            Street Address


 ------------------------------------      ------------------------------------
 City                State      Zip        City                State      Zip


 ------------------------------------      ------------------------------------
 Account Name         Account No.,         Account Name         Account No.,

[_] By Mail

F. SIGNATURE AUTHORIZATION
-------------------------------------------------------------------------------
By the execution of this Account Information Form, the undersigned represents and warrants that it has full right, power and authority to make the investment applied for pursuant to this application and is acting for itself or in some fiduciary capacity in making such investment, and the individual(s) signing on behalf of the undersigned represent and warrant that they are duly authorized to sign this application and to purchase and redeem Fund units/shares on behalf of the undersigned. THE UNDERSIGNED AFFIRMS THAT IT HAS RECEIVED AND REVIEWED A CURRENT FUND PROSPECTUS.

The undersigned understands that non-money market funds do not maintain a constant net asset value and further that a constant net asset value in money market funds is not guaranteed. As a result, the undersigned may experience a loss of principal on its investments.

Number of Signatures required to make changes to this form: [_]


S I G N
HERE
    ------------------------------        -------------------------------------
    Signature                             Name (print) and Title (if any)
                                                                       Date
                                          -------------------------------------
    ------------------------------                                     Date
    Signature
                                          -------------------------------------
    ------------------------------                                     Date
    Signature

G. SIGNATURE GUARANTEE
-------------------------------------------------------------------------------

-------------------------------------     Affix Guarantee Stamp Here
Signature Guaranteed By

-------------------------------------
Authorized Signature

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL

133 PETERBOROUGH COURT

LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY

CUSTODIAN

1776 HERITAGE DRIVE

NORTH QUINCY, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550

EQ1IS/6.5K/596
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                 GOLDMAN SACHS

                               EQUITY FUNDS

--------------------------------------------------------------------------------

PROSPECTUS

INSTITUTIONAL SHARES



GOLDMAN
SACHS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                              +
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE + +SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE + +TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT + +CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL +
+THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER,       +
+SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION +
+UNDER THE SECURITIES LAWS OF ANY STATE.                                       +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

 ----------------------------------------------------------------------------


                SUBJECT TO COMPLETION DATED APRIL 21, 1997

PROSPECTUS      GOLDMAN SACHS EQUITY FUNDS CLASS A AND B SHARES
May 1, 1997

GOLDMAN SACHS BALANCED FUND
  Seeks long-term capital growth and current income through investments in eq-uity and fixed income securities.

GOLDMAN SACHS GROWTH AND INCOME FUND

  Seeks long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

GOLDMAN SACHS CORE U.S. EQUITY FUND

  Seeks long-term growth of capital and dividend income through a broadly di-versified portfolio of large cap and blue chip equity securities represent-ing all major sectors of the U.S. economy.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

  Seeks long-term growth of capital through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.
GOLDMAN SACHS CAPITAL GROWTH FUND
  Seeks long-term growth of capital through diversified investments in equity securities of companies that are considered to have long-term capital appre-ciation potential.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
  Seeks long-term capital appreciation through investments in equity securi-ties of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

GOLDMAN SACHS SMALL CAP EQUITY FUND
  Seeks long-term capital growth through investments in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

  Seeks long-term capital appreciation through investments in equity securi-ties of emerging country issuers.

GOLDMAN SACHS ASIA GROWTH FUND
  Seeks long-term capital appreciation through investments in equity securi-ties of companies related (in the manner described herein) to Asian coun-tries.


  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, CORE Large Cap Growth, Growth and Income and Small Cap Equity Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity (formerly the "Select Equity Fund") and Capital Growth Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                        (continued on next page)

(cover continued)

  A FUND'S INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS QUOTED IN U.S. DOLLARS. IN PARTICULAR, THE SECURITIES MARKETS OF ASIAN, LATIN AMERICAN, EASTERN EUROPEAN, AFRICAN AND OTHER EMERGING COUNTRIES IN WHICH THE INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND ASIA GROWTH FUNDS MAY INVEST WITHOUT LIMIT ARE LESS LIQUID, SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES. FURTHER, INVESTMENT IN EQUITY SECURITIES OF ISSUERS LOCATED IN RUSSIA AND CERTAIN OTHER EMERGING COUNTRIES INVOLVES RISK OF LOSS RESULTING FROM PROBLEMS IN SHARE REGISTRATION AND CUSTODY, WHICH RISKS ARE NOT NORMALLY ASSOCIATED WITH INVESTMENT IN MORE DEVELOPED COUNTRIES. THE FUNDS THAT INVEST IN FOREIGN SECURITIES AND EMERGING MARKETS ARE INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH THEIR INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1997, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Fund Highlights.....................   3
Fees and Expenses...................   8
Financial Highlights................  12
Investment Objectives and Policies..  19
Description of Securities...........  25
Investment Techniques...............  31
Risk Factors........................  34
Investment Restrictions.............  36
Portfolio Turnover..................  37
Management..........................  37
Reports to Shareholders.............  42
How to Invest.......................  42

                                                                       PAGE
                                                                       ----
Services Available to Shareholders....................................  48
Distribution and Authorized Dealer Service Plans......................  50
How to Sell Shares of the Funds.......................................  52
Dividends.............................................................  53
Net Asset Value.......................................................  54
Performance Information...............................................  54
Shares of the Trust...................................................  55
Taxation..............................................................  56
Additional Information................................................  57
Appendix ............................................................. A-1
Account Application

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

  WHAT IS THE GOLDMAN SACHS TRUST?

   Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."


   FUND NAMES      INVESTMENT OBJECTIVES     INVESTMENT CRITERIA          BENCHMARKS
-------------------------------------------------------------------------------------------
 BALANCED FUND    Long-term capital growth Between 45% and 65% of   Lehman Aggregate Bond
                  and current income.      total assets in equity   Index and the Standard &
                                           securities and at least  Poor's Index of 500
                                           25% in fixed income      Common Stocks (the "S&P
                                           senior securities.       500 Index")
--------------------------------------------------------------------------------------------
 GROWTH AND       Long-term growth of      At least 65% of total    S&P 500 Index
 INCOME FUND      capital and growth of    assets in equity
                  income.                  securities that the
                                           Investment Adviser
                                           considers to have
                                           favorable prospects for
                                           capital appreciation
                                           and/or dividend paying
                                           ability.
--------------------------------------------------------------------------------------------
 CORE U.S.        Long-term growth of      At least 90% of total    S&P 500 Index
 EQUITY FUND      capital and dividend     assets in equity
                  income.                  securities of U.S.
                                           issuers.
                                           The Fund seeks to
                                           achieve its objective
                                           through a broadly
                                           diversified portfolio of
                                           large cap
                                           and blue chip equity
                                           securities representing
                                           all major sectors of
                                           the U.S. economy. The
                                           Fund's investments are
                                           selected using both  a
                                           variety of quantitative
                                           techniques and
                                           fundamental research in
                                           seeking to maximize the
                                           Fund's reward to risk
                                           ratio. The Fund's
                                           portfolio is designed to
                                           have risk, style,
                                           capitalization and
                                           industry characteristics
                                           similar to the S&P 500
                                           Index.



                                                                     (continued)

--------------------------------------------------------------------------------

   FUND NAME       INVESTMENT OBJECTIVES     INVESTMENT CRITERIA           BENCHMARK
---------------------------------------------------------------------------------------
 CORE LARGE CAP   Long-term growth of      At least 90% of total    Russell 1000 Growth
 GROWTH FUND      capital.                 assets in equity         Index
                  Dividend income is a     securities of U.S.
                  secondary consideration. issuers.
                                           The Fund seeks to
                                           achieve its objective
                                           through a broadly
                                           diversified portfolio of
                                           equity securities of
                                           large cap U.S. issuers
                                           that are expected to
                                           have better prospects
                                           for earnings growth than
                                           the growth rate of the
                                           general domestic
                                           economy. The Fund's
                                           investments are
                                           selected using both a
                                           variety of quantitative
                                           techniques and
                                           fundamental research in
                                           seeking to maximize the
                                           Fund's reward to risk
                                           ratio. The Fund's
                                           portfolio is designed to
                                           have risk, style,
                                           capitalization and
                                           industry characteristics
                                           similar to the
                                           Russell 1000 Growth
                                           Index.
-------------------------------------------------------------------------------------------
 CAPITAL GROWTH   Long-term capital        At least 90% of total    S&P 500 Index
 FUND             growth.                  assets in a diversified
                                           portfolio of equity
                                           securities. The
                                           Investment
                                           Adviser considers long-
                                           term
                                           capital appreciation
                                           potential in
                                           selecting investments.
-------------------------------------------------------------------------------------------
 INTERNATIONAL    Long-term capital        Substantially all, and   FT/S&P Actuaries Europe
 EQUITY FUND      appreciation.            at least 65%, of total   & Pacific Index
                                           assets in equity         (unhedged)
                                           securities of companies
                                           organized outside
                                           the United States or
                                           whose securities are
                                           principally traded
                                           outside the United
                                           States. The Fund may
                                           invest in securities of
                                           issuers located in
                                           countries with emerging
                                           economies or securities
                                           markets and employ
                                           certain currency
                                           management techniques.
-------------------------------------------------------------------------------------------
 SMALL CAP        Long-term capital        At least 65% of total    Russell 2000
 EQUITY FUND      growth.                  assets in
                                           equity securities of
                                           companies with public
                                           stock market
                                           capitalizations of $1
                                           billion or less at the
                                           time of investment.
                                           The Fund currently
                                           emphasizes investments
                                           in companies with
                                           public stock market
                                           capitalizations
                                           of $500 million or
                                           less at the time
                                           of investment.
-------------------------------------------------------------------------------------------
 EMERGING         Long-term capital        Substantially all, and   Morgan Stanley Capital
 MARKETS EQUITY   appreciation             at least 65%, of total   International Emerging
 FUND                                      assets in equity         Markets Free Index
                                           securities
                                           of emerging country
                                           issuers. The Fund may
                                           employ certain currency
                                           management techniques.

   FUND NAME       INVESTMENT OBJECTIVES     INVESTMENT CRITERIA           BENCHMARK
 -------------  ------------------
                                      ------------------
                                                          --------------------
 ASIA GROWTH      Long-term capital        Substantially all, and   Morgan Stanley Capital
 FUND             appreciation.            at least 65%, of total   International All
                                           assets in equity         Country Asia Free ex
                                           securities of companies  Japan Index
                                           in China, Hong
                                           Kong, India, Indonesia,
                                           Malaysia, Pakistan, the
                                           Philippines,
                                           Singapore, South Korea,
                                           Sri Lanka, Taiwan and
                                           Thailand. The Fund may
                                           employ certain currency
                                           management techniques.

  WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?


   Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

   Risk of Investments in Small Capitalization Companies. To the extent that a Fund invests in the securities of small market capitalization companies, the Fund may be exposed to a higher degree of risk and price volatility, Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

   Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. A Fund's investments in emerging markets and countries ("Emerging Countries") involves greater risks than investments in the developed countries of Western Europe, the U.S., Canada, Australia, New Zealand and Japan. In addition, because the International Equity, Emerging Markets Equity and Asia Growth Funds invest primarily outside the U.S., these Funds may involve greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility. The securities markets of emerging countries, including those in Asia, Latin America, Eastern Europe and Africa are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.

   Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques.

  WHO MANAGES THE FUNDS?

   Goldman Sachs Asset Management serves as Investment Adviser to the Balanced, Growth and Income, CORE Large Cap Growth and Income and Small Cap Equity Funds. Goldman Sachs Funds Management, L.P. serves as Investment Adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management International serves as Investment Adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. As of March 24, 1997, the Investment Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

  WHO DISTRIBUTES THE FUNDS' SHARES?


   Goldman Sachs acts as distributor of each Fund's shares.

  WHAT IS THE MINIMUM INVESTMENT?


                                                                  MINIMUM
                                                            --------------------
                                                            INITIAL
                                                            PURCHASE ADDITIONAL
  TYPE OF PURCHASE                                           AMOUNT  INVESTMENTS
  ----------------                                          -------- -----------
  Regular Purchases........................................  $1,000      $50
  Tax-Sheltered Retirement Plans and UGMA/UTMA purchases...  $  250      $50
  Automatic Investment Plan................................  $   50      $50

   For further information, see "How to Invest--How to Buy Shares of the
 Funds" on page   .

  HOW DO I PURCHASE SHARES?


   You may purchase shares of the Funds through Goldman Sachs and certain investment dealers, including members of the National Association of Securities Dealers, Inc. (the "NASD") and certain other financial service firms that have sales agreements with Goldman Sachs ("Authorized Dealers").
 See "How to Invest" on page   .

  WHAT ARE MY PURCHASE ALTERNATIVES?


   The Funds offer two classes of shares through this Prospectus which may be purchased at the next determined net asset value ("NAV") plus a sales charge, which, depending on the class of shares you choose for investment, may be imposed either at the time of purchase (Class A shares) or on a contingent deferred basis at the time of redemption (Class B shares). Direct purchases of $1 million or more of Class A shares will be sold without an initial sales charge and will be subject to a contingent deferred sales charge at the time of certain redemptions.

                              MAXIMUM FRONT           MAXIMUM CONTINGENT
   ALL FUNDS                 END SALES CHARGE       DEFERRED SALES CHARGE
   ---------                 ----------------       ---------------------
   Class A..................       5.5%                  (See above)
   Class B..................        N/A       5% declining to 0% after six years

   Over time, the deferred sales charge and distribution fees attributable to Class B shares will exceed the initial sales charge and the distribution fees attributable to Class A shares. See "How to Invest--Alternative
 Purchase Arrangements" on page   .

  HOW DO I SELL MY SHARES?


   You may redeem shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form, subject to any applicable contingent deferred sales charge. See "How to Sell Shares of the Funds."

  HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?


                                       INVESTMENT INCOME DIVIDENDS CAPITAL GAINS
  FUND                                      DECLARED AND PAID      DISTRIBUTIONS
  ----                                 --------------------------- -------------
  Balanced............................          Quarterly            Annually
  Growth and Income...................          Quarterly            Annually
  CORE U.S. Equity....................           Annually            Annually
  CORE Large Cap Growth...............           Annually            Annually
  Capital Growth......................           Annually            Annually
  International Equity................           Annually            Annually
  Small Cap Equity....................           Annually            Annually
  Emerging Markets Equity.............           Annually            Annually
  Asia Growth.........................           Annually            Annually

   You may receive dividends in additional shares of the same class of the Fund in which you have invested or you may elect to receive cash, shares of the same class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Funds") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if you hold Class A shares of a Fund, or ILA Class B Units of the Prime Obligations Portfolio, if you hold Class B shares of a Fund (the "ILA Portfolios"). For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES

                                                 GROWTH
                                                   AND             CORE U.S.            CORE              CAPITAL
                             BALANCED            INCOME             EQUITY            LARGE CAP           GROWTH
                               FUND               FUND               FUND          GROWTH FUND/3/          FUND
                          ------------------ ------------------ ------------------ ------------------ ------------------
                          CLASS A    CLASS B CLASS A    CLASS B CLASS A    CLASS B CLASS A    CLASS B CLASS A    CLASS B
                          -------    ------- -------    ------- -------    ------- -------    ------- -------    -------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases..    5.5%/1/   none     5.5%/1/   none     5.5%/1/   none     5.5%/1/   none     5.5%/1/   none
 Maximum Sales Charge
  Imposed on Reinvested
  Dividends.............   none       none    none       none    none       none    none       none    none       none
 Maximum Deferred Sales
  Charge................   none/1/     5.0%   none/1/     5.0%   none/1/     5.0%   none/1/     5.0%   none/1/     5.0%
 Redemption Fees/2/.....   none       none    none       none    none       none    none       none    none       none
 Exchange Fees/2/.......   none       none    none       none    none       none    none       none    none       none
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average net assets)
 Management Fees (after
  applicable
  limitations)/4/.......   0.65%      0.65%   0.70%      0.70%   0.59%      0.59%   0.60%      0.60%   1.00%      1.00%
 Distribution (Rule
  12b-1) Fees (after
  applicable
  limitations)/5/.......   0.00%      0.75%   0.04%      0.75%   0.21%      0.75%   0.00%      0.75%   0.00%      0.75%
Other Expenses:
 Authorized Dealer
  Service Fees..........   0.25%      0.25%   0.25%      0.25%   0.25%      0.25%   0.25%      0.25%   0.25%      0.25%
 Other Expenses (after
  applicable
  limitations)/6/.......   0.10%      0.10%   0.23%      0.23%   0.24%      0.24%   0.05%      0.05%   0.15%      0.15%
                           ----       ----    ----       ----    ----       ----    ----       ----    ----       ----
TOTAL FUND OPERATING
 EXPENSES (AFTER FEE AND
 EXPENSE
 LIMITATIONS)/7/........   1.00%      1.75%   1.22%      1.93%   1.29%      1.83%   0.90%      1.65%   1.40%      2.15%
                           ====       ====    ====       ====    ====       ====    ====       ====    ====       ====

                                                  SMALL            EMERGING
                               INT'L               CAP              MARKETS             ASIA
                              EQUITY             EQUITY             EQUITY             GROWTH
                               FUND               FUND              FUND/3/             FUND
                          ------------------ ------------------ ------------------ ------------------
                          CLASS A    CLASS B CLASS A    CLASS B CLASS A    CLASS B CLASS A    CLASS B
                          -------    ------- -------    ------- -------    ------- -------    -------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases..    5.5%/1/   none     5.5%/1/   none     5.5%/1/   none     5.5%/1/   none
 Maximum Sales Charge
  Imposed on Reinvested
  Dividends.............   none       none    none       none    none       none    none       none
 Maximum Deferred Sales
  Charge................   none/1/     5.0%   none/1/     5.0%   none/1/     5.0%   none/1/     5.0%
 Redemption Fees/2/.....   none       none    none       none    none       none    none       none
 Exchange Fees/2/.......   none       none    none       none    none       none    none       none
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average net assets)
 Management Fees (after
  applicable
  limitations)/4/.......   0.89%      0.89%   1.00%      1.00%   1.10%      1.10%   0.86%      0.86%
 Distribution (Rule
  12b-1) Fees (after
  applicable
  limitations)/5/.......   0.21%      0.75%   0.00%      0.75%   0.25%      0.75%   0.21%      0.75%
Other Expenses:
 Authorized Dealer
  Service Fees..........   0.25%      0.25%   0.25%      0.25%   0.25%      0.25%   0.25%      0.25%
 Other Expenses (after
  applicable
  limitations)/6/.......   0.34%      0.34%   0.35%      0.35%   0.30%      0.30%   0.35%      0.35%
                           ----       ----    ----       ----    ----       ----    ----       ----
TOTAL FUND OPERATING
 EXPENSES (AFTER FEE AND
 EXPENSE
 LIMITATIONS)/7/........   1.69%      2.23%   1.60%      2.35%   1.90%      2.40%   1.67%      2.21%
                           ====       ====    ====       ====    ====       ====    ====       ====

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment (including the maximum sales charge) assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

    FUND                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
    ----                                         ------ ------- ------- --------
Balanced Fund
 Class A Shares................................   $65     $85    $107     $171
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    68      85     115      181
 --Assuming no redemption......................    18      55      95      181
Growth and Income Fund
 Class A Shares................................    67      92     118      195
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    70      91     124      200
 --Assuming no redemption......................    20      91     104      200
CORE U.S. Equity Fund
 Class A Shares................................    67      94     122      202
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    69      88     119      193
 --Assuming no redemption......................    19      58      99      193
CORE Large Cap Growth Fund
 Class A Shares................................    64      82     n/a      n/a
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    67      82     n/a      n/a
 --Assuming no redemption......................    17      52     n/a      n/a
Capital Growth Fund
 Class A Shares................................    68      97     127      214
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    72      97     135      222
 --Assuming no redemption......................    22      67     115      222
International Equity Fund
 Class A Shares................................    71     105     142      244
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    73     100     139      234
 --Assuming no redemption......................    23      70     119      234
Small Cap Equity Fund
 Class A Shares................................    65     103     137      235
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    74     103     146      242
 --Assuming no redemption......................    24      73     126      242
Emerging Markets Equity Fund
 Class A Shares................................    73     111     n/a      n/a
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    74     105     n/a      n/a
 --Assuming no redemption......................    24      75     n/a      n/a
Asia Growth Fund
 Class A Shares................................    71     105     141      242
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    72      99     138      233
 --Assuming no redemption......................    22      69     118      233

The hypothetical example assumes that a contingent deferred sales charge will not apply to redemptions of Class A shares within the first 18 months. Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

--------
/1/As a percentage of the offering price. No sales charge is imposed on purchases of Class A shares by certain classes of investors. A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares sold without an initial sales charge as part of an investment of $1 million or more. See "How to Invest--Offering Price."
/2/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or units of the ILA Portfolios and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve month period. A fee of $12.50 may be charged for each subsequent exchange during such period. See "How to Invest--Exchange Privilege."

/3/Based on estimated amounts for the current fiscal year for the CORE Large
  Cap Growth and Emerging Markets Equity Funds.

/4/The Investment Advisers have voluntarily agreed that a portion of the management fee would not be imposed on the CORE U.S. Equity, CORE Large Cap Growth, International Equity, Emerging Markets Equity and Asia Growth Funds equal to .16%, .15%, .11%, .10% and .14%, respectively. Without such limitations, management fees would be .75%, .75%, 1.00%, 1.20% and 1.00% of each Fund's average daily net assets, respectively.

/5/Goldman Sachs voluntarily has agreed not to impose the entire distribution fee attributable to Class A shares of each other Fund, except Growth and Income, CORE U.S. Equity, International Equity and Asia Growth Funds where Goldman Sachs voluntarily has agreed not to impose a portion of the distribution fee equal to .21%, .04%, .04% and .04%, respectively, of the distribution fee. Distribution fees for Class A shares would otherwise be payable at the rate of .25% of average daily net assets.

/6/The Investment Advisers voluntarily have agreed to reduce or limit certain other expenses (excluding management, distribution and authorized dealer service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of Growth and Income, CORE U.S. Equity, International Equity, Emerging Markets Equity and Asia Growth Funds) for the following funds to the extent such expenses exceed the following percentage of average daily net assets:

                                                                         OTHER
                                                                        EXPENSES
                                                                        --------
      Balanced.........................................................  0.10%
      Growth and Income................................................  0.11%
      CORE U.S. Equity.................................................  0.06%
      CORE Large Cap Growth............................................  0.05%
      International Equity.............................................  0.20%
      Emerging Markets Equity..........................................  0.16%
      Asia Growth......................................................  0.24%

/7/ Without the limitations described above, "Other Expenses" and "Total
  Operating Expenses" of the Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, International Equity, Small Cap Equity and Asia Growth Funds for the fiscal year ended January 31, 1997, would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      Balanced
        Class A..............................................  0.62%     1.77%
        Class B..............................................  0.62%     2.27%
      Growth and Income
        Class A..............................................  0.23%     1.43%
        Class B..............................................  0.23%     1.93%
      CORE U.S. Equity
        Class A..............................................  0.28%     1.53%
        Class B..............................................  0.28%     2.03%
      Capital Growth
        Class A..............................................  0.15%     1.65%
        Class B..............................................  0.15%     2.15%
      International Equity
        Class A..............................................  0.38%     1.88%
        Class B..............................................  0.38%     2.38%
      Small Cap Equity
        Class A..............................................  0.35%     1.85%
        Class B..............................................  0.35%     2.35%
      Asia Growth Fund
        Class A..............................................  0.37%     1.87%
        Class B..............................................  0.37%     2.37%

In addition, without the limitations described above, "Other Expenses" and "Total Operating Expenses" of the CORE Large Cap Growth and Emerging Markets Equity Funds for the current fiscal year are estimated to be as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      CORE Large Cap Growth
        Class A..............................................  0.65%     1.90%
        Class B..............................................  0.65%     2.40%
      Emerging Markets Equity
        Class A..............................................  0.92%     2.62%
        Class B..............................................  0.92%     3.12%

  The Investment Advisers and Goldman Sachs have no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Class A and B shares. Each Fund, other than Balanced, Capital Growth and Small Cap Equity Funds, also offers Institutional and Service Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Class A shares and Class B shares. Information regarding Institutional and Service Shares may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover page of this Prospectus. Because of the Distribution Plans, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD's rules regarding investment companies.

  In addition to the compensation itemized above, certain institutions that sell Fund shares and/or their salespersons may receive certain compensation for the sale and distribution of Class A and Class B shares of the Funds or for services to the Funds. For additional information regarding such compensation, see "Management" and "Services Available to Shareholders" in the Prospectus and "Management" in the Additional Statement.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and hypothetical example above is based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers."

                              FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a share (of the Class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended January 31, 1997 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer the CORE Large Cap Growth and Emerging Markets Equity Funds. Accordingly, there are no financial highlights for these Funds.

------------------------------------------------------------------------------------------------------------------------------
                                 INCOME (LOSS) FROM                DISTRIBUTIONS TO
                              INVESTMENT OPERATIONS(H)               SHAREHOLDERS
                           ------------------------------ -----------------------------------
                                         NET REALIZED                  FROM NET
                 NET ASSET              AND UNREALIZED       FROM    REALIZED GAIN IN EXCESS      NET     NET ASSET
                  VALUE,      NET       GAIN (LOSS) ON       NET     ON INVESTMENT   OF NET    INCREASE    VALUE,
                 BEGINNING INVESTMENT    INVESTMENTS,     INVESTMENT  AND FUTURE   INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   INCOME   OPTIONS AND FUTURES   INCOME   TRANSACTIONS    INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- ------------------- ---------- ------------- ---------- ----------- --------- ---------
------------------------------------------------------------------------------------------------------------------------------

                                 BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
 ENDED JANUARY
 31,
1997--Class A
 Shares.........  $17.31     $0.66           $2.47          $(0.66)     $(1.00)        --        $1.47     $18.78     18.59%
1997--Class B
 Shares(b)......   17.46      0.42            2.34           (0.42)      (1.00)      (0.07)       1.27      18.73     16.22(c)
1996--Class A
 Shares.........   14.22      0.51            3.43           (0.50)      (0.35)        --         3.09      17.31     28.10
FOR THE PERIOD
 ENDED JANUARY
 31,
1995--Class A
 Shares(d)......   14.18      0.10            0.02           (0.08)        --          --         0.04      14.22      0.87(c)
------------------------------------------------------------------------------------------------------------------------------
                                                                               RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER
                                                                                  OF FEES OR
                                                                             EXPENSE LIMITATIONS
                                                                           ------------------------
                                                                RATIO OF                RATIO OF
                                           NET      RATIO OF       NET                     NET
                                        ASSETS AT      NET     INVESTMENT   RATIO OF   INVESTMENT
                 PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES  INCOME (LOSS)
                 TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE  TO AVERAGE
                   RATE       RATE(G)   IN (000'S)   ASSETS      ASSETS    NET ASSETS  NET ASSETS
                 ----------- ---------- ---------- ----------- ----------- ---------- -------------
FOR THE YEAR
 ENDED JANUARY
 31,
1997--Class A
 Shares.........  208.11(f)    $.0587    $81,410      1.00%       3.76%       1.77%        2.99%
1997--Class B
 Shares(b)......  208.11(f)     .0587      2,110      1.75(c)     2.59(c)     2.27(c)      2.07(e)
1996--Class A
 Shares.........  197.10(f)       --      50,928      1.00        3.65        1.90         2.75
FOR THE PERIOD
 ENDED JANUARY
 31,
1995--Class A
 Shares(d)......   14.71(c)       --       7,510      1.00(e)     3.39(e)     8.29(e)     (3.90)(e)

------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) For the period from May 1, 1996 (commencement of operations) to January 31, 1997.

(c) Not annualized.

(d) For the period from October 12, 1994 (commencement of operations) to January 31, 1995.

(e) Annualized.

(f) Includes the effect of mortgage dollar roll transactions.

(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(h) Includes the balancing effect of calculating per share amounts.

                              INCOME (LOSS) FROM               DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(H)              SHAREHOLDERS
                           -------------------------- -----------------------------------
                                        NET REALIZED               FROM NET
                 NET ASSET             AND UNREALIZED    FROM    REALIZED GAIN IN EXCESS                 NET     NET ASSET
                  VALUE,      NET      GAIN (LOSS) ON    NET     ON INVESTMENT   OF NET   ADDITIONAL  INCREASE    VALUE,
                 BEGINNING INVESTMENT   INVESTMENTS,  INVESTMENT  AND OPTION   INVESTMENT  PAID-IN     IN NET     END OF
                 OF PERIOD   INCOME       OPTIONS       INCOME   TRANSACTIONS    INCOME    CAPITAL   ASSET VALUE  PERIOD
                 --------- ----------  -------------- ---------- ------------- ---------- ---------- ----------- ---------
                                                        GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $19.98     $0.35         $5.18        $(0.35)     $(1.97)      $(0.01)     $--        $3.20     $23.18
1997--Class B
Shares(f).......   20.82      0.17          4.31         (0.17)      (1.97)       (0.06)      --         2.28      23.10
1997--Institu-
tional
Shares(f).......   21.25      0.29          3.96         (0.30)      (1.97)       (0.04)      --         1.94      23.19
1997--Service
Shares(f).......   20.71      0.28          4.50         (0.28)      (1.97)       (0.07)      --         2.46      23.17
1996--Class A
Shares..........   15.80      0.33          4.75         (0.30)      (0.60)         --        --         4.18      19.98
1995--Class A
Shares..........   15.79      0.20(b)       0.30(b)      (0.20)      (0.33)       (0.07)     0.11(b)     0.01      15.80

FOR THE PERIOD
ENDED JANUARY
31,
1994--Class A
Shares(c).......   14.18      0.15          1.68         (0.15)      (0.06)       (0.01)      --         1.61      15.79
--------------------------------------------------------------------------------------------------------------------------
                                                                                          RATIOS ASSUMING
                                                                                        NO VOLUNTARY WAIVER
                                                                                             OF FEES OR
                                                                                        EXPENSE LIMITATIONS
                                                                                      ------------------------
                                                                           RATIO OF                RATIO OF
                                                      NET      RATIO OF       NET                     NET
                                                   ASSETS AT      NET     INVESTMENT   RATIO OF   INVESTMENT
                            PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES  INCOME (LOSS)
                   TOTAL    TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE  TO AVERAGE
                 RETURN(A)    RATE       RATE(G)   IN (000'S)   ASSETS      ASSETS    NET ASSETS  NET ASSETS
                 ---------- ----------- ---------- ---------- ----------- ----------- ---------- -------------
                                               GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   28.42%     53.03%      $.0586    $615,103     1.22%       1.60%       1.43%        1.39%
1997--Class B
Shares(f).......   22.23(d)   53.03        .0586      17,346     1.93(e)     0.15(e)     1.93(e)      0.15(e)
1997--Institu-
tional
Shares(f).......   20.77(d)   53.03        .0586         193     0.82(e)     1.36(e)     0.82(e)      1.36(e)
1997--Service
Shares(f).......   23.87(d)   53.03        .0586       3,174     1.32(e)     0.94(e)     1.32(e)      0.94(e)
1996--Class A
Shares..........   32.45      57.93          --      436,757     1.20        1.67        1.45         1.42
1995--Class A
Shares..........    3.97      71.80          --      193,772     1.25        1.28        1.58         0.95

FOR THE PERIOD
ENDED JANUARY
31,
1994--Class A
Shares(c).......   13.08(d)  102.23(d)       --       41,528     1.25(e)     1.23(e)     3.24(e)     (0.76)(e)

----

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) Calculated based on the average shares outstanding methodology.

(c) For the period from February 5, 1993 (commencement of operations) to January 31, 1994.

(d) Not annualized.

(e) Annualized.

(f) For the period from March 6, May 1 and June 3, 1996 (commencement of operations) to January 31, 1997 for Service, Class B and Institutional shares, respectively.

(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(h) Includes the balancing effect of calculating per share amounts.

                                 INCOME (LOSS) FROM                DISTRIBUTIONS TO
                              INVESTMENT OPERATIONS(H)               SHAREHOLDERS
                           ------------------------------ -----------------------------------
                                         NET REALIZED                  FROM NET                   NET
                 NET ASSET              AND UNREALIZED       FROM    REALIZED GAIN IN EXCESS   INCREASE   NET ASSET
                  VALUE,      NET       GAIN (LOSS) ON       NET     ON INVESTMENT   OF NET   (DECREASE)   VALUE,
                 BEGINNING INVESTMENT    INVESTMENTS,     INVESTMENT  AND FUTURES  INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   INCOME   OPTIONS AND FUTURES   INCOME   TRANSACTIONS    INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- ------------------- ---------- ------------- ---------- ----------- --------- ---------
                                                         CORE U.S. EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $19.66     $0.16           $4.46          $(0.16)     $(0.80)        --        $3.66     $23.32     23.75%
1997--Class B
Shares(f).......   20.44      0.04            3.70           (0.04)      (0.80)      (0.16)       2.74      23.18     18.59(b)
1997--Institu-
tional Shares...   19.71      0.30            4.51           (0.28)      (0.80)        --         3.73      23.44     24.63
1997--Service
Shares(f).......   21.02      0.13            3.15           (0.13)      (0.80)      (0.10)       2.25      23.27     15.92(b)
1996--Class A
Shares..........   14.61      0.19            5.43           (0.16)      (0.41)        --         5.05      19.66     38.63
1996--Institu-
tional
Shares(d).......   16.97      0.16            3.23           (0.24)      (0.41)        --         2.74      19.71     20.14(b)
1995--Class A
Shares..........   15.93      0.20           (0.38)          (0.20)      (0.94)        --        (1.32)     14.61     (1.10)
1994--Class A
Shares..........   15.46      0.17            2.08           (0.17)      (1.61)        --         0.47      15.93     15.12
1993--Class A
Shares..........   15.05      0.22            0.41           (0.22)        --          --         0.41      15.46      4.30

FOR THE PERIOD
ENDED JANUARY
31,
1992--Class A
Shares(e).......   14.17      0.11            0.88           (0.11)        --          --         0.88      15.05      7.01(b)
------------------------------------------------------------------------------------------------------------------------------
                                                                              RATIOS ASSUMING
                                                                            NO VOLUNTARY WAIVER
                                                                                OF FEES OR
                                                                            EXPENSE LIMITATIONS
                                                                           -----------------------
                                                                                       RATIO OF
                                                                RATIO OF                 NET
                                           NET      RATIO OF       NET                INVESTMENT
                                        ASSETS AT      NET     INVESTMENT   RATIO OF    INCOME
                 PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES    (LOSS)
                 TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE TO AVERAGE
                   RATE       RATE(G)   IN (000'S)   ASSETS      ASSETS    NET ASSETS NET ASSETS
                 ----------- ---------- ---------- ----------- ----------- ---------- ------------
                                              CORE U.S. EQUITY FUND
--------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   37.28%      $.0417    $225,968     1.29%       0.91%       1.53%      0.67%
1997--Class B
Shares(f).......   37.28        .0417      17,258     1.83(c)     0.06(c)     2.00(c)   (0.11)(c)
1997--Institu-
tional Shares...   37.28        .0417     148,942     0.65        1.52        0.85       1.32
1997--Service
Shares(f).......   37.28        .0417       3,666     1.15(c)     0.69(c)     1.35(c)    0.49(c)
1996--Class A
Shares..........   39.35          --      129,045     1.25        1.01        1.55       0.71
1996--Institu-
tional
Shares(d).......   39.35(b)       --       64,829     0.65(c)     1.49(c)     0.96(c)    1.18(c)
1995--Class A
Shares..........   56.18          --       94,968     1.38        1.33        1.63       1.08
1994--Class A
Shares..........   87.73          --       92,769     1.42        0.92        1.67       0.67
1993--Class A
Shares..........  144.93          --      117,757     1.28        1.30        1.53       1.05

FOR THE PERIOD
ENDED JANUARY
31,
1992--Class A
Shares(e).......  135.02(c)       --      151,142     1.57(c)     1.24(c)     1.82(c)    0.99(c)

----

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) Not annualized.

(c) Annualized.

(d) For the period from June 15, 1995 (commencement of operations) to January 31, 1996.

(e) For the period from May 24, 1991 (commencement of operations) to January 31, 1992.

(f) For the period from May 1 and June 7, 1996 (commencement of operations) to January 31, 1997 for Class B and Service shares, respectively.

(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(h) Includes the balancing effect of calculating per share amounts.

                                 INCOME (LOSS) FROM                 DISTRIBUTIONS TO
                              INVESTMENT OPERATIONS(G)                SHAREHOLDERS
                           ------------------------------ ------------------------------------
                                         NET REALIZED                   FROM NET                   NET
                 NET ASSET              AND UNREALIZED       FROM    REALIZED GAIN  IN EXCESS   INCREASE   NET ASSET
                  VALUE,      NET       GAIN (LOSS) ON       NET     ON INVESTMENTS   OF NET   (DECREASE)   VALUE,
                 BEGINNING INVESTMENT    INVESTMENTS,     INVESTMENT    OPTIONS     INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   INCOME   OPTIONS AND FUTURES   INCOME    AND FUTURES     INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- ------------------- ---------- -------------- ---------- ----------- --------- ---------
                              CAPITAL GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $14.91     $0.10           $3.56          $(0.10)      $(1.72)      $(0.02)     $1.82     $16.73     25.97%
1997--Class B
Shares(b).......   15.67      0.01            2.81           (0.01)       (1.72)       (0.09)      1.00      16.67     19.39(d)
1996--Class A
Shares..........   13.67      0.12            3.93           (0.12)       (2.69)         --        1.24      14.91     30.45
1995--Class A
Shares..........   15.96      0.03           (0.69)          (0.01)       (1.62)         --       (2.29)     13.67     (4.38)
1994--Class A
Shares..........   14.64      0.02            2.40           (0.01)       (1.07)       (0.02)      1.32      15.96     16.89
1993--Class A
Shares..........   13.65      0.06            2.28           (0.07)       (1.28)         --        0.99      14.64     18.01
1992--Class A
Shares..........   11.10      0.28            2.90           (0.31)       (0.32)         --        2.55      13.65     29.31
FOR THE PERIOD
ENDED JANUARY
31,
1991--Class A
Shares(c).......   11.34      0.34           (0.27)          (0.31)         --           --       (0.24)     11.10      0.84(d)

--------------------------------------------------------------------------------

                                                                               RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER
                                                                                   OF FEES
                                                               RATIO OF    ------------------------
                                                                  NET                   RATIO OF
                                          NET      RATIO OF   INVESTMENT                   NET
                                       ASSETS AT      NET       INCOME      RATIO OF   INVESTMENT
                 PORTFOLIO   AVERAGE     END OF   EXPENSES TO  (LOSS) TO    EXPENSES  INCOME (LOSS)
                 TURNOVER   COMMISSION   PERIOD   AVERAGE NET AVERAGE NET  TO AVERAGE  TO AVERAGE
                   RATE      RATE(F)   IN (000'S)   ASSETS      ASSETS     NET ASSETS  NET ASSETS
                 ---------- ---------- ---------- ----------- ------------ ---------- -------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   52.92%     $.0563    $920,646     1.40%        0.62%       1.65%        0.37%
1997--Class B
Shares(b).......   52.92       .0563       3,221     2.15(e)     (0.39)(e)    2.15(e)     (0.39)(e)
1996--Class A
Shares..........   63.90         --      881,056     1.36         0.65        1.61         0.40
1995--Class A
Shares..........   38.36         --      862,105     1.38         0.16        1.63        (0.09)
1994--Class A
Shares..........   36.12         --      833,682     1.38         0.13        1.63        (0.12)
1993--Class A
Shares..........   58.93         --      665,976     1.41         0.42        1.66         0.17
1992--Class A
Shares..........   48.93         --      500,307     1.53         2.09        1.78         1.84
FOR THE PERIOD
ENDED JANUARY
31,
1991--Class A
Shares(c).......   35.63(d)      --      437,533     1.27(d)      3.24(d)     1.47(d)      3.04(d)

----

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) For the period from May 1, 1996 (commencement of operations) to January 31, 1997.

(c) For the period from April 20, 1990 (commencement of operations) to January 31, 1991.

(d) Not annualized.

(e) Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(g) Includes the balancing effect of calculating per share amounts.

                                 INCOME (LOSS) FROM                 DISTRIBUTIONS TO
                              INVESTMENT OPERATIONS(G)                SHAREHOLDERS
                           ------------------------------ ------------------------------------
                                                                        FROM NET
                                         NET REALIZED                REALIZED GAIN                 NET
                 NET ASSET              AND UNREALIZED       FROM    ON INVESTMENT, IN EXCESS   INCREASE   NET ASSET
                  VALUE,      NET       GAIN (LOSS) ON       NET         OPTION       OF NET   (DECREASE)   VALUE,
                 BEGINNING INVESTMENT    INVESTMENTS,     INVESTMENT  AND FUTURES   INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   INCOME   OPTIONS AND FUTURES   INCOME    TRANSACTIONS    INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- ------------------- ---------- -------------- ---------- ----------- --------- ---------
                           INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $17.20     $0.10           $3.51          $(1.28)      $ --         $(0.21)     $2.12     $19.32     13.48%
1997--Class B
Shares(e).......   18.91     (0.06)           0.94           (0.34)        --          (0.21)      0.33      19.24      2.83(c)
1997--Institu-
tional
Shares(e).......   17.45      0.04            3.39           (1.24)      (0.03)        (0.21)      1.95      19.40     12.53(c)
1997--Service
Shares(e).......   17.70     (0.02)           2.95           (1.08)        --          (0.21)      1.64      19.34     10.42(c)
1996--Class A
Shares..........   14.52      0.13            2.58            1.42       (0.58)        (0.87)      2.68      17.20     28.68
1995--Class A
Shares..........   18.10      0.06           (3.04)          (0.01)        --          (0.59)     (3.58)     14.52    (16.65)
1994--Class A
Shares..........   14.35      0.05            4.08           (0.38)        --            --        3.75      18.10     26.13
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(b).......   14.18     (0.01)           0.29           (0.11)        --            --        0.17      14.35      1.23(c)

--------------------------------------------------------------------------------

                                                                               RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER
                                                                                  OF FEES OR
                                                                             EXPENSE LIMITATIONS
                                                                           ------------------------
                                                               RATIO OF                 RATIO OF
                                         NET      RATIO OF        NET                      NET
                                      ASSETS AT      NET      INVESTMENT    RATIO OF   INVESTMENT
                 PORTFOLIO  AVERAGE     END OF   EXPENSES TO INCOME (LOSS)  EXPENSES  INCOME (LOSS)
                 TURNOVER  COMMISSION   PERIOD   AVERAGE NET  TO AVERAGE   TO AVERAGE  TO AVERAGE
                   RATE     RATE(F)   IN (000'S)   ASSETS     NET ASSETS   NET ASSETS  NET ASSETS
                 --------- ---------- ---------- ----------- ------------- ---------- -------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   38.01%    $.0318    $536,283     1.69%        (0.07)%      1.85%       (0.26)%
1997--Class B
Shares(e).......   38.01      .0318      19,198     2.23(d)      (0.97)(d)    2.38(d)     (1.12)(d)
1997--Institu-
tional
Shares(e).......   38.01      .0318      68,374     1.10(d)       0.43(d)     1.25(d)      0.28(d)
1997--Service
Shares(e).......   38.01      .0318         674     1.60(d)      (0.40)(d)    1.75(d)     (0.55)(d)
1996--Class A
Shares..........   68.48        --      330,860     1.52          0.26        1.77         0.01
1995--Class A
Shares..........   84.54        --      275,086     1.73          0.40        1.98         0.15
1994--Class A
Shares..........   60.04        --      269,091     1.76          0.51        2.01         0.26
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(b).......    0.00        --       66,063     1.80(d)      (0.42)(d)    2.58(d)     (1.20)(d)

----

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) For the period from December 1, 1992 (commencement of operations) to January 31, 1993.

(c) Not annualized.

(d) Annualized.

(e) For the period from February 7, March 6 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional, Service and Class B shares, respectively.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(g) Includes the balancing effect of calculating per share amounts.

                                 INCOME (LOSS) FROM                  DISTRIBUTIONS TO
                              INVESTMENT OPERATIONS(G)                 SHAREHOLDERS
                           ------------------------------ --------------------------------------
                                                                                    IN EXCESS OF
                                                                        FROM NET      REALIZED
                                         NET REALIZED                REALIZED GAIN    GAINS ON       NET
                 NET ASSET    NET       AND UNREALIZED       FROM    ON INVESTMENT, INVESTMENT,   INCREASE   NET ASSET
                  VALUE,   INVESTMENT   GAIN (LOSS) ON       NET       OPTION AND    OPTION AND  (DECREASE)   VALUE,
                 BEGINNING   INCOME      INVESTMENTS,     INVESTMENT    FUTURES       FUTURES      IN NET     END OF     TOTAL
                 OF PERIOD   (LOSS)   OPTIONS AND FUTURES   INCOME    TRANSACTIONS  TRANSACTIONS ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- ------------------- ---------- -------------- ------------ ----------- --------- ---------
                             SMALL CAP EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $17.29     $(0.21)        $ 4.92          $  --        $(1.09)       $  --       $ 3.62     $20.91    $ 27.28%
1997--Class B
Shares(b).......   20.79      (0.11)          1.21             --         (1.09)          --         0.01      20.80       5.39(d)
1996--Class A
Shares..........   16.14      (0.23)          1.39             --         (0.01)          --         1.15      17.29       7.20
1995--Class A
Shares..........   20.67      (0.07)         (3.53)            --         (0.69)        (0.24)      (4.53)     16.14     (17.53)
1994--Class A
Shares..........   16.68      (0.04)          5.03             --         (1.00)          --         3.99      20.67      30.13
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(c).......   14.18       0.03           2.50           (0.03)         --            --         2.50      16.68      17.86(d)

--------------------------------------------------------------------------------

                                                                             RATIOS ASSUMING NO
                                                                              VOLUNTARY WAIVER
                                                                                   OF FEES
                                                                            -----------------------
                                                                RATIO OF                RATIO OF
                                          NET      RATIO OF        NET                    NET
                                       ASSETS AT      NET      INVESTMENT    RATIO OF  INVESTMENT
                 PORTFOLIO   AVERAGE     END OF   EXPENSES TO INCOME (LOSS)  EXPENSES     LOSS
                 TURNOVER   COMMISSION   PERIOD   AVERAGE NET  TO AVERAGE   TO AVERAGE TO AVERAGE
                   RATE      RATE(F)   (IN 000'S)   ASSETS     NET ASSETS   NET ASSETS NET ASSETS
                 ---------- ---------- ---------- ----------- ------------- ---------- ------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   99.46%     $.0461    $212,061     1.60%        (0.72)%      1.85%     (0.97)%
1997--Class B
Shares(b).......   99.46       .0461       3,674     2.35(e)      (1.63)(e)    2.35(e)   (1.63)(e)
1996--Class A
Shares..........   57.58         --      204,994     1.41         (0.59)       1.66      (0.84)
1995--Class A
Shares..........   43.67         --      319,487     1.53         (0.53)       1.78      (0.78)
1994--Class A
Shares..........   56.81         --      261,074     1.60         (0.45)       1.85      (0.70)
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(c).......    7.12(e)      --       59,339     1.65(e)       0.62(e)     2.70(e)   (0.43)(e)

----

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) For the period from May 1, 1996 (commencement of operations) to January 31, 1997.

(c) For the period from October 22, 1992 (commencement of operations) to January 31, 1993.

(d) Not annualized.

(e) Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(g) Includes the balancing effect of calculating per share amounts.

                                      INCOME (LOSS) FROM              DISTRIBUTIONS TO
                                   INVESTMENT OPERATIONS(G)             SHAREHOLDERS
                           ---------------------------------------- ---------------------
                                                          NET
                                                      REALIZED AND
                                                       UNREALIZED
                                                     GAIN (LOSS) ON                           NET
                 NET ASSET    NET      NET REALIZED     FOREIGN        FROM    IN EXCESS   INCREASE   NET ASSET
                  VALUE,   INVESTMENT AND UNREALIZED    CURRENCY       NET       OF NET   (DECREASE)   VALUE,
                 BEGINNING   INCOME   GAIN (LOSS) ON    RELATED     INVESTMENT INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   (LOSS)    INVESTMENTS    TRANSACTIONS    INCOME     INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- -------------- -------------- ---------- ---------- ----------- --------- ---------
                                                          ASIA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $16.49     $ 0.06       $(0.11)        $(0.12)      $(0.01)    $  --      $(0.18)    $16.31     (1.01)%
1997--Class B
Shares(e).......   17.31      (0.05)       (0.48)         (0.51)         --       (0.03)     (1.07)     16.24     (6.02)(c)
1997--Institu-
tional
Shares(e).......   16.61       0.04        (0.11)         (0.11)       (0.04)     (0.06)     (0.28)     16.33     (1.09)(c)
1996--Class A
Shares..........   13.31       0.17         3.44          (0.12)       (0.17)     (0.14)      3.18      16.49     26.49
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(b).......   14.18       0.11        (0.89)          0.01        (0.10)       --       (0.87)     13.31     (5.46)(c)
---------------------------------------------------------------------------------------------------------------------------
                                                                               RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER
                                                                                  OF FEES OR
                                                                             EXPENSE LIMITATIONS
                                                                           ------------------------
                                                               RATIO OF                 RATIO OF
                                          NET     RATIO OF        NET                      NET
                                       ASSETS AT     NET      INVESTMENT    RATIO OF   INVESTMENT
                 PORTFOLIO   AVERAGE    END OF   EXPENSES TO INCOME (LOSS)  EXPENSES  INCOME (LOSS)
                 TURNOVER   COMMISSION  PERIOD   AVERAGE NET  TO AVERAGE   TO AVERAGE  TO AVERAGE
                   RATE      RATE(F)    (000'S)    ASSETS     NET ASSETS   NET ASSETS  NET ASSETS
                 ---------- ---------- --------- ----------- ------------- ---------- -------------
                                                  ASIA GROWTH FUND
---------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   48.40%     $.0151   $263,014     1.67%         0.20%       1.87%        0.00%
1997--Class B
Shares(e).......   48.40       .0151      3,354     2.21(d)      (0.56)(d)    2.37(d)     (0.72)(d)
1997--Institu-
tional
Shares(e).......   48.40       .0151     13,322     1.10(d)       0.54(d)     1.26(d)      0.38(d)
1996--Class A
Shares..........   88.80         --     205,539     1.77          1.05        2.02         0.80
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(b).......   36.08(c)      --     124,298     1.90(d)       1.83(d)     2.38(d)      1.35(d)

----

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.

(c) Not annualized.

(d) Annualized.

(e) For the period from February 2 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional and Class B shares, respectively.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(g) Includes the balancing effect of calculating per share amounts.

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  The Investment Advisers may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Advisers utilize first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Advisers may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Advisers, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

  Value Style Funds. The Growth and Income, Small Cap Equity and the equity portion of the Balanced Funds are managed using a value oriented approach. The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

  Growth Style Funds. The Capital Growth, International Equity, Emerging Markets Equity and Asia Growth Funds are managed using a growth oriented approach. Equity securities for these Funds are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. These Funds will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

  Quantitative Style Funds. The CORE U.S. Equity and CORE Large Cap Growth Funds are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Funds' investment process. Equity securities are evaluated using both a proprietary quantitative multifactor model and the investment opinions of Goldman Sachs' research analysts. The Investment Adviser then uses computerized optimization techniques to construct diversified portfolios consisting of stocks that are highly rated both by the Investment Adviser's proprietary multifactor model and by Goldman Sachs' research analysts. The optimizer seeks to balance expected returns against portfolio risk in an effort to find the portfolio with the optimal reward to risk trade-off relative to the Fund's investment objectives.

 BALANCED FUND

  Objective. The Fund's investment objective is to provide investors with long-term capital growth and current income. The Fund seeks capital appreciation primarily through the equity component of its portfolio while investing in fixed income securities primarily to provide income for regular quarterly dividends.

  Primary Investment Focus. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. The Fund also invests at least 25% of its total assets in fixed income senior securities and the remainder of its assets in other fixed income securities and cash. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Investment Adviser evaluates their relative attractiveness based on market valuations, economic growth and inflation prospects. This allocation is subject to the Fund's intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund's assets invested in fixed-income securities.

  Other. Although the Fund's equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in Emerging Countries and equity securities quoted in foreign currencies. A portion of the Fund's portfolio of equity securities may be selected primarily to provide current income. Equity securities selected to provide current income may include interests in real estate investment trusts, convertible securities, preferred stocks, utility stocks and interests in limited partnerships.

  The Fund's fixed income securities primarily include securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, corporations or other entities, mortgage-backed and asset-backed securities, municipal securities and custodial receipts. The Fund may also invest in debt obligations (U.S. dollar and non-U.S. dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. Such securities are collectively referred to herein as "fixed income securities." The Fund's investments in fixed income securities that are issued by foreign issuers, including issuers in Emerging Countries may not exceed 10% of the Fund's total assets. The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. See "Description of Securities," "Investment Techniques" and "Risk Factors."

 GROWTH AND INCOME FUND

  Objectives. The Fund's investment objectives are to provide investors with long-term growth of capital and growth of income.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

  Other. The Fund may invest up to 35% of its total assets in fixed income securities that, in the opinion of the Investment Adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 CORE U.S. EQUITY FUND (FORMERLY, THE "SELECT EQUITY FUND")

  Objective: The Fund's investment objective is to provide investors with long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio comprised of companies with above average capitalizations and average earnings growth expectations and dividend yields. The Fund may invest only in fixed income securities that are considered cash equivalents.

  Investment Process. The Investment Adviser begins with a universe consisting primarily of blue chip and other large capitalization equity securities. The Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to assign each equity security a rating, and, if the security is followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a second rating is assigned based upon the Research Department's evaluation. In building a diversified portfolio for the Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Fund's expected reward to risk ratio. This portfolio is primarily comprised of securities rated highest by the Investment Adviser's Multifactor Model and research analysts and has risk characteristics and industry weightings similar to the S&P 500 Index. Under normal conditions, the securities of any one issuer may not exceed 5% of the Fund's total assets.

  Multifactor Model. The Multifactor Model is a rigorous computerized rating system for valuing equity securities according to fundamental investment characteristics. The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts, and cover measures of value, growth, momentum and risk (e.g., price/earnings ratio, book/price ratio, growth forecasts, earnings estimate revisions, price momentum, price volatility and earnings stability). All of the factors used in the Multifactor Model have been shown to significantly impact the performance of equity securities. The weightings assigned to the factors are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, they possess an attractive combination of investment characteristics.

  Research Department. In assigning ratings, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors. By employing both a quantitative (i.e., the Multifactor Model) and a qualitative (i.e., the analyst's ratings) method of selecting securities, the Fund seeks to capitalize on the strengths of each discipline.

 CORE LARGE CAP GROWTH FUND

  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields. The Fund may invest only in fixed income securities that are considered cash equivalents.


  For a description of the investment process of the Fund, see "Investment Process," "Multifactor Model" and "Research Department" under "CORE U.S. EQUITY FUND."

 CAPITAL GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to have long-term capital appreciation potential.

  Other. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.



 INTERNATIONAL EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the Emerging Countries in which the Emerging Markets Equity Fund may invest. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries.

  Other. The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors." Up to 35% of the Fund's total assets may be invested in fixed income securities.

 SMALL CAP EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital growth.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. However, the Fund currently emphasizes investments in companies with public stock market capitalizations of $500 million or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration.

  Small Capitalization Companies. The Fund invests in companies which the Investment Adviser believes are well managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. However, investments in such small market capitalization companies involve special risks. See "Description of Securities" and "Risk Factors."

  Other. The Fund may invest in the aggregate up to 35% of its total assets in the equity securities of companies with public stock market capitalizations in excess of $1 billion and in fixed income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 EMERGING MARKETS EQUITY FUND

  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of Emerging Country issuers. For purposes of the Fund's investment policies, Emerging Countries are countries with economies or securities markets that are considered by the Investment Adviser not to be fully developed. The Investment Adviser may consider, but is not bound by, classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, Emerging Countries include among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following Emerging Countries: Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. At the Investment Adviser's discretion, the Fund may invest in other Emerging Countries.

  An Emerging Country issuer is any entity that satisfies at least one of the following criteria: (i) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Emerging Countries,
(ii) it is organized under the laws of, or has a principal office in, an Emerging Country, (iii) it maintains 50% or more of its assets in one or more of the Emerging Countries or (iv) the principal securities trading market for a class of its securities is in an Emerging Country.

  Investments in Emerging Countries involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase privately placed equity securities, equity securities of companies that are in the process of being privatized by foreign governments, securities of issuers that have not paid dividends on a timely basis, equity securities of issuers that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors."

  Under normal circumstances, the Fund maintains investments in at least six Emerging Countries and will not invest more than 35% of its total assets in securities of issuers in any one Emerging Country. Allocation of the Fund's investments will depend upon the relative attractiveness of the Emerging Country markets and particular issuers. In addition, macro-economic factors and the portfolio manager's and Goldman Sachs economists' views of the relative attractiveness of Emerging Countries and currencies are considered in allocating the Fund's assets among Emerging Countries. Concentration of the Fund's assets in one or a few Emerging Countries and currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities--Foreign Investments" and "Risk Factors." The Fund may invest in the aggregate up to 35% of its total assets in (i) fixed income securities of private and governmental Emerging Country issuers, (ii) equity and fixed income securities of issuers in developed countries and (iii) temporary investments.

 ASIA GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the Asian countries, (ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the Asian countries, (iii) they maintain 50% or more of their assets in one or more of the Asian countries, or (iv) they are organized under the laws of one of the Asian countries. The Fund seeks to achieve its objective by investing primarily in equity securities of Asian companies which are considered by the Investment Adviser to have long-term capital appreciation potential. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase equity securities of issuers that have not paid dividends on a timely basis, securities of companies that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors."

  The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand as well as any other country in the Asian region (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Allocation of the Fund's investments will depend upon the relative attractiveness of the Asian markets and particular issuers. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities-- Foreign Investments." The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed income securities.

                           DESCRIPTION OF SECURITIES

CONVERTIBLE SECURITIES

  Each Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Balanced Fund invests will be rated, at the time of investment, B or better by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The convertible securities in which the CORE U.S. Equity and CORE Large Cap Growth Funds invest are not subject to any minimum rating criteria. The convertible debt securities in which the other Funds may invest are subject to the same rating criteria as a Fund's investments in non-convertible debt securities. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. Each Fund may invest in the securities of foreign issuers (provided that the CORE U.S. Equity and CORE Large Cap Growth Funds may only invest in equity securities of foreign issuers that are traded in the U.S. and comply with U.S. accounting standards). Investments in foreign securities may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in equity securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

  INVESTMENTS IN ADRS, EDRS AND GDRS. Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"), and each Fund, other than the CORE U.S. Equity and CORE Large Cap Growth Funds, may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund will avoid currency risks during the settlement period for purchases and sales.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. The Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or the Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds enter into forward foreign currency exchange contracts to sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may also engage in a variety of foreign currency management techniques. However, due to the limited market for these instruments with respect to the currencies of many Emerging Countries, including certain Asian countries, the Investment Advisers do not currently anticipate that a significant portion of Emerging Markets Equity or Asia Growth Fund's currency exposure will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

FIXED INCOME SECURITIES

  U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. See "Taxation" in the Additional Statement.

  FOREIGN GOVERNMENT SECURITIES. The Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may invest in debt obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may also invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

  The Balanced Fund may also invest in stripped Mortgage-Backed Securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

  CORPORATE DEBT OBLIGATIONS. Each Fund may invest in corporate debt obligations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  BANK OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

  STRUCTURED SECURITIES. Each Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

  RATING CRITERIA. Except as noted below, each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Balanced Fund may invest up to 10% of its total assets in debt securities that are rated BB or B by Standard & Poor's or Ba or B by Moody's. The Growth and Income, Capital Growth, Small Cap Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may invest up to 10%, 10%, 35%, 35%, 35%, and 35%, respectively, of their total assets in debt securities which are unrated or rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Fixed income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

  Each Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

                             INVESTMENT TECHNIQUES

OPTIONS ON SECURITIES AND SECURITIES INDICES

  Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. A Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, the Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The CORE U.S. Equity and CORE Large Cap Growth Funds may enter into such transactions only with respect to the S&P 500 Index, in the case of the CORE U.S. Equity Fund and a representative index in the case of the CORE Large Cap Growth Fund. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if its Investment Adviser deems it appropriate to do so.

ILLIQUID AND RESTRICTED SECURITIES

  A Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Advisers the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with an Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

MORTGAGE DOLLAR ROLLS

  The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

SHORT SALES AGAINST-THE-BOX

  Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such short sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes; a gain or loss in a Fund's long position will be offset by a gain or loss in its short position.

TEMPORARY INVESTMENTS

  Each Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE U.S. Equity, CORE Large Cap Growth and Emerging Market Equity Funds may only hold up to 35% of their respective total assets) in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments (i) warrants and stock purchase rights,
(ii) currency swaps (Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds only), (iii) mortgage swaps, index swaps and interest rate swaps, caps, floors and collars (Balanced Fund only), (iv) yield curve options and inverse floating rate securities (Balanced Fund only), (v) other investment companies (vi) unseasoned companies and (vii) municipal securities (Balanced Fund only). For more information see the Additional Statement.


                                 RISK FACTORS

  RISK OF INVESTING IN SMALL CAPITALIZATION COMPANIES. Investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

  SPECIAL RISKS OF INVESTMENTS IN THE ASIAN AND OTHER EMERGING
MARKETS. Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed under "Description of Securities--Foreign Investments." The International Equity, Emerging Markets Equity and Asia Growth Funds may each invest without limit in the securities of issuers in Emerging Countries. The Balanced, Growth and Income and Small Cap Equity Funds may each invest up to 15% and the Capital Growth Fund may invest up to 10% of their total assets in securities of issuers in Emerging Countries. Emerging Countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain Emerging Countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

  Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain Emerging Countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries. See "Other Investment Companies" in the Additional Statement.

  Many Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. Many Emerging Countries do not have fully democratic governments. For example, governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Asian and other Emerging Countries. Unanticipated political or social developments may affect the values of a Fund's investments. Investing in Emerging Countries involves the risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Economies in individual Emerging Countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Economies in Emerging Countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

  Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. A Fund's investment in Emerging Countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund. Settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

  Currently, there is no market or only a limited market for many of the management techniques and instruments with respect to the currencies and securities markets of the Emerging Countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

  RISK OF INVESTING IN FIXED INCOME SECURITIES. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, structured securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund can not be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.


                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and may under certain circumstances make it more difficult for a Fund to qualify as a regulated investment company under the Code. See "Financial Highlights" for a statement of each Fund's (other than the CORE Large Cap Growth and Emerging Markets Equity Funds) historical portfolio turnover ratio. It is anticipated that the annual portfolio turnover rates of the CORE Large Cap Growth and Emerging Markets Equity Funds will generally not exceed 70% and 100%, respectively. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. Notwithstanding the foregoing, the Investment Adviser may, from time to time, make short-term investments when it believes such investments are in the best interest of a Fund.


                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Asset Management, One New York Plaza,
New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Balanced, CORE Large Cap Growth, Growth and Income and Small Cap Equity Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as the investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organisation Limited in 1990 and registered as an investment adviser in 1991. As of March 24, 1997, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, may rely upon the asset management division of its Singapore and Tokyo affiliates for portfolio decisions and management with respect to certain portfolio securities and is able to draw upon the research and expertise of its other affiliate offices. In addition, the Investment Advisers will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

 FUND MANAGERS


                                              YEARS
                                              PRIMARILY
    NAME AND TITLE      FUND RESPONSIBILITY   RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
    --------------      -------------------   ----------- ----------------------------
  George D. Adler     Portfolio Manager--        Since      Mr. Adler joined the
   Vice President     Capital Growth             1997       Investment Adviser in
                                                            1997. Prior to 1997, he
                                                            was a portfolio manager
                                                            at Liberty Investment
                                                            Management, Inc. and its
                                                            predecessor firm
                                                            ("Liberty").
--------------------------------------------------------------------------------------
  G. Lee Anderson     Portfolio Manager--        Since      Mr. Anderson joined the
   Vice President     Growth and Income          1996       Investment Adviser in
                      Balanced (Equity)          1996       1992. Prior to 1992, he
                                                            was a research analyst
                                                            in the Investment
                                                            Research Department of
                                                            Goldman, Sachs & Co.
--------------------------------------------------------------------------------------
  Eileen A. Aptman    Portfolio Manager--        Since      Ms. Aptman joined the
   Vice President     Growth and Income          1996       Investment Adviser in
                      Balanced (Equity)          1996       1993. Prior to 1993, she
                                                            was an equity analyst at
                                                            Delphi Management.
--------------------------------------------------------------------------------------
  Robert Beckwitt     Portfolio Manager--        Since      Mr. Beckwitt joined the
   Vice President     Emerging Markets Equity    1997       Investment Adviser in
                                                            1996. Prior to 1996, he
                                                            was Chief Investment
                                                            Strategist--Portfolio
                                                            Advisory at Fidelity
                                                            Investments.
--------------------------------------------------------------------------------------
  Jonathan A. Beinner Portfolio Manager--        Since      Mr. Beinner joined the
   Vice President and Balanced (Fixed Income)    1994       Investment Adviser in
   Co-Head U.S.                                             1990.
   Fixed Income
   Department
--------------------------------------------------------------------------------------
  Kent A. Clark       Portfolio Manager--        Since      Mr. Clark joined the
   Vice President     CORE U.S. Equity           1996       Investment Adviser in
                      CORE Large Cap Growth      1997       1992. Prior to 1992, he
                                                            was studying for a Ph.D.
                                                            in finance at the
                                                            University of Chicago.
--------------------------------------------------------------------------------------
  Robert G. Collins   Portfolio Manager--        Since      Mr. Collins joined the
   Vice President     Capital Growth             1997       Investment Adviser in
                                                            1997. Prior to 1997, he
                                                            was a portfolio manager
                                                            at Liberty.

                                                    YEARS
                                                    PRIMARILY
    NAME AND TITLE         FUND RESPONSIBILITY      RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
    --------------         -------------------      ----------- ----------------------------
  Herbert E. Ehlers   Senior Portfolio Manager--       Since      Mr. Ehlers joined the
   Managing Director  Capital Growth                   1997       Investment Adviser in
                                                                  1997. Prior to 1997, he
                                                                  was the Chief Investment
                                                                  Officer of Liberty.
--------------------------------------------------------------------------------------------
  Gregory H. Ekizian  Portfolio Manager--              Since      Mr. Ekizian joined the
   Vice President     Capital Growth                   1997       Investment Adviser in
                                                                  1997. Prior to 1997, he
                                                                  was a portfolio manager
                                                                  at Liberty.
--------------------------------------------------------------------------------------------
  Paul D. Farrell     Senior Portfolio Manager--       Since      Mr. Farrell joined the
   Vice President     Small Cap Equity                 1992       Investment Adviser in
                                                                  1991.
--------------------------------------------------------------------------------------------
  Ronald E. Gutfleish Senior Portfolio Manager--       Since      Mr. Gutfleish joined the
   Vice President     Balanced (Equity)                1994       Investment Adviser in
                      Growth and Income                1993       1993. Prior to 1993, he
                                                                  was a principal of
                                                                  Sanford C. Bernstein &
                                                                  Co. in its Investment
                                                                  Management Research
                                                                  Department.
--------------------------------------------------------------------------------------------
  Roderick D. Jack    Portfolio Manager--              Since      Mr. Jack joined the
   Managing Director  International Equity             1992       Investment Adviser in
                                                                  1992. Prior to 1992, he
                                                                  worked in the advisory
                                                                  and financing group for
                                                                  S.G. Warburg in London.
--------------------------------------------------------------------------------------------
  Robert C. Jones     Senior Portfolio Manager--       Since      Mr. Jones joined the
   Managing Director  CORE U.S.Equity                  1991       Investment Adviser in
                      CORE Large Cap Growth            1997       1989. From 1987 to 1989,
                                                                  Mr. Jones was a senior
                                                                  quantitative analyst in
                                                                  the Research Department.
--------------------------------------------------------------------------------------------
  Marcel Jongen       Portfolio Manager--              Since      Mr. Jongen joined the
   Executive Director International Equity             1992       Investment Adviser in
                                                                  1992. Prior to 1992, he
                                                                  was head of equities at
                                                                  Philips Pension Fund in
                                                                  Eindhoven.
--------------------------------------------------------------------------------------------
  Richard C. Lucy     Portfolio Manager--              Since      Mr. Lucy joined the
   Vice President     Balanced (Fixed Income)          1994       Investment Adviser in
   Co-Head U.S.                                                   1992. Prior to 1992, he
   Fixed Income                                                   managed fixed income
   Department                                                     assets at Brown Brothers
                                                                  Harriman & Co.
--------------------------------------------------------------------------------------------
  Alice Lui           Portfolio Manager--              Since      Ms. Lui joined the
   Vice President     Asia Growth                      1994       Investment Adviser in
                                                                  1990.
--------------------------------------------------------------------------------------------
  Shogo Maeda         Portfolio Manager--              Since      Mr. Maeda joined the
   Vice President     International Equity             1994       Investment Adviser in
                                                                  1994. Prior to 1994, he
                                                                  worked at Nomura
                                                                  Investment Management
                                                                  Incorporated and for a
                                                                  period at Manufacturers
                                                                  Hanover Bank in New
                                                                  York.
--------------------------------------------------------------------------------------------
  Matthew B. McLennan Assistant Portfolio Manager--    Since      Mr. McLennan joined the
   Associate          Small Cap Equity                 1996       Investment Adviser in
                                                                  1995. Prior to 1995, he
                                                                  worked in the Investment
                                                                  Banking Division of
                                                                  Goldman, Sachs & Co. in
                                                                  Australia. Prior to
                                                                  that, Mr. McLennan
                                                                  worked at Queensland
                                                                  Investment Corporation
                                                                  in Australia.
--------------------------------------------------------------------------------------------
  Warwick M. Negus    Senior Portfolio Manager--       Since      Mr. Negus joined the
   Managing Director  Asia Growth                      1994       Investment Adviser in
                      Portfolio Manager--                         1994. Prior to 1994, he
                      International Equity             1994       was a vice president of
                      Emerging Markets Equity          1997       Bankers Trust Australia
                                                                  Ltd.
--------------------------------------------------------------------------------------------
  Victor H. Pinter    Portfolio Manager--              Since      Mr. Pinter joined the
   Vice President     CORE U.S. Equity                 1996       Investment Adviser in
                      CORE Large Cap Growth            1997       1990.
--------------------------------------------------------------------------------------------
  Ramakrishna Shanker Portfolio Manager--              Since      Mr. Shanker joined the
   Vice President     Asia Growth                      1997       Investment Adviser in
                                                                  1997. Prior to 1997, he
                                                                  worked for the
                                                                  Investment Banking
                                                                  Division of Goldman,
                                                                  Sachs & Co. in
                                                                  Singapore.
--------------------------------------------------------------------------------------------
  David G. Shell      Portfolio Manager--              Since      Mr. Shell joined the
   Vice President     Capital Growth                   1997       Investment Adviser in
                                                                  1997. Prior to 1997, he
                                                                  was a portfolio manager
                                                                  at Liberty.

                                             YEARS
                                             PRIMARILY
      NAME AND TITLE     FUND RESPONSIBILITY RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
      --------------     ------------------- ----------- ----------------------------
  Ernest C. Segundo, Jr. Portfolio Manager--    Since      Mr. Segundo joined the
   Vice President        Capital Growth         1997       Investment Adviser in
                                                           1997. Prior to 1997, he
                                                           was a portfolio manager
                                                           at Liberty.
-------------------------------------------------------------------------------------
  Karma Wilson           Portfolio Manager--    Since      Ms. Wilson joined the
   Vice President        Asia Growth            1995       Investment Adviser in
                                                           1994. Prior to 1994, she
                                                           was an investment
                                                           analyst with Bankers
                                                           Trust Australia Ltd.
                                                           Before 1992 she was
                                                           employed at Arthur
                                                           Andersen LLP.

  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                                                FOR THE FISCAL
                                                   CONTRACTUAL    YEAR ENDED
                                                      RATE*    JANUARY 31, 1997*
                                                   ----------- -----------------
     GSAM
     Balanced.....................................    0.65%          0.65%
     Growth and Income............................    0.70%          0.70%
     CORE Large Cap Growth........................    0.75%           N/A
     Small Cap Equity.............................    1.00%          1.00%
     GSFM
     CORE U.S. Equity.............................    0.75%          0.59%
     Capital Growth...............................    1.00%          1.00
     GSAMI
     International Equity.........................    1.00%          0.89%
     Emerging Markets Equity......................    1.20%           N/A
     Asia Growth..................................    1.00%          0.86%

--------

*With respect to the Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, International Equity, Small Cap Equity and Asia Growth Funds, a Management Agreement combining both advisory and administrative services was adopted effective April 30, 1997. The contractual rate set forth in the table is the rate payable under the Management Agreements and is identical to the aggregate advisory and administration fees payable by each Fund under the previous separate investment advisory (including subadvisory in the case of International Equity Fund) and administration agreements. For the fiscal year ended January 31, 1997, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Advisers may discontinue or modify such voluntary limitations in the future at their discretion, although they have no current intention to do so.

  The Investment Advisers to the Balanced, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, International Equity, Emerging Markets Equity and Asia Growth Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management, distribution and authorized dealer service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses and, in the case of each Fund other than Balanced and CORE Large Cap Growth Funds, transfer agency fees) to the extent such expenses exceed 0.10%, 0.11%, 0.06%, 0.05%, 0.20%, 0.16% and
0.24% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  Goldman Sachs may from time to time, at its own expense, provide compensation to certain Authorized Dealers and other persons for performing administrative services to their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. In addition, these services may also include responding to certain inquiries from and providing written materials to depository institutions about a Fund; furnishing advice about and assisting depository institutions in obtaining from state regulatory agencies any rulings, exemptions or other authorizations that may be required to conduct a mutual fund sales program; acting as liaison between depository institutions and national regulatory organizations; assisting with the preparation of sales material; and providing general assistance and advice in establishing and maintaining mutual fund sales programs on the premises of depository institutions.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Shares may also be sold by Authorized Dealers. Authorized Dealers include investment dealers that are members of the NASD and certain other financial service firms. To become an Authorized Dealer, a dealer or financial service firm must enter into a sales agreement with Goldman Sachs. The minimum investment requirements, services, programs and purchase and redemption options for shares purchased through a particular Authorized Dealer may be different from those available to investors purchasing through other Authorized Dealers.

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. As compensation for the services rendered to each Fund by Goldman Sachs (as Transfer Agent) and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee from each Fund (other than CORE Large Cap Growth Fund), with respect to Class A shares and Class B shares of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction-related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents). Goldman Sachs is entitled to receive a fee from the CORE Large Cap Equity Fund, with respect to Class A and Class B shares, equal to its proportionate share of the total transfer agency fees borne by the Fund. Such fees are equal to the fixed charges set forth above applicable to Class A and B shares plus 0.04% of the average daily net assets of the other classes of the Fund. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.


                            REPORTS TO SHAREHOLDERS

  Shareholders will receive an annual report containing audited financial statements and a semi-annual report. Each shareholder will also be provided with a printed confirmation for each transaction in the shareholder's account and an individual quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Funds do not generally provide sub-accounting services.


                                 HOW TO INVEST

ALTERNATIVE PURCHASE ARRANGEMENTS

  Each Fund continuously offers through this Prospectus Class A and Class B shares, as described more fully in "How to Buy Shares of the Funds." If you do not specify in your instructions to the Funds which class of shares you wish to purchase, the Funds will assume that your instructions apply to Class A shares.

  CLASS A SHARES. If you invest less than $1 million in Class A shares you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares of a Fund, no sales charge will be imposed at the time of purchase, but you will incur a deferred sales charge equal to 1.00% if you redeem your shares within 18 months of purchase. Class A shares are subject to distribution fees of 0.25% (which currently are being waived in the case of Balanced, CORE Large Cap Growth, Growth and Income, Capital Growth and Small Cap Equity Funds, limited to 0.21% for the CORE U.S. Equity, International Equity and Asia Growth Fund and limited to 0.04% for the Growth and Income Fund) and authorized dealer service fees of 0.25%, respectively, of each Fund's average daily net assets attributable to Class A shares.

  CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") of up to 5% if redeemed within six years of purchase. Class B shares are subject to distribution and authorized dealer service fees of 0.75% and 0.25%, respectively, of each Fund's average daily net assets attributable to Class B shares. See "Distribution and Authorized Dealer Service Plans." Class B shares will automatically convert to Class A shares, based on their relative net asset values, eight years after the initial purchase. Your entire investment in Class B shares is available to work for you from the time you make your initial investment, but the distribution fee paid by Class B shares will cause your Class B shares (until conversion to Class A shares) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares.

  FACTORS TO CONSIDER IN CHOOSING CLASS A OR CLASS B SHARES. The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. For example, if you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A shares. A brief description of when the initial sales charge may be reduced or eliminated is set forth below under "Right of Accumulation" and "Statement of Intention." If you prefer not to pay an initial sales charge on an investment, you might consider purchasing Class B shares. There is a maximum purchase limitation of $250,000 in the aggregate on purchases of Class B shares.

HOW TO BUY SHARES OF THE FUNDS--CLASS A AND CLASS B SHARES

  You may purchase shares of the Funds through any Authorized Dealer (including Goldman Sachs) or directly from a Fund, c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711 on any Business Day (as defined under "Additional Information") at the net asset value next determined after receipt of an order, plus, in the case of Class A shares, any applicable sales charge. If, by the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time), a purchase order is received by a Fund, Goldman Sachs or an Authorized Dealer, the price per share will be based on the net asset value computed on the day the purchase order is received.

  The minimum initial investment in each Fund is $1,000. An initial investment minimum of $250 applies to purchases in connection with Individual Retirement Account Plans or accounts established under the Uniform Gift to Minors Act ("UGMA"). For purchases through the Automatic Investment Plan, the minimum initial investment is $50. The minimum subsequent investment is $50. These requirements may be waived at the discretion of the Trust's officers.

  You may pay for purchases of shares by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check), Federal Reserve draft, federal funds wire, ACH transfer or bank wire. Purchases of shares by check or Federal Reserve draft should be made payable as follows:
(i) to an investor's Authorized Dealer, if purchased through such Authorized Dealer, or (ii) to Goldman Sachs Equity Funds--(Name of Fund and Class of shares) and sent to NFDS, P.O. Box 419711, Kansas City, MO 64141-6711. Federal funds wires, ACH transfers and bank wires should be sent to State Street Bank and Trust Company ("State Street"). Payment must be received within three Business Days after receipt of the purchase order. An investor's Authorized Dealer is responsible for forwarding payment promptly to the Fund.

  In order to make an initial investment in a Fund, an investor must establish an account with the Fund by furnishing to the Fund, Goldman Sachs or the investor's Authorized Dealer the information in the Account Application attached to this Prospectus. The Funds may refuse to open an account for any investor who fails to (1) provide a social security number or other taxpayer identification number, or (2) certify that such number is correct (if required to do so under applicable law).

  The Funds reserve the right to redeem shares of any shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a shareholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Fund to avoid such redemption. In addition, the Funds and Goldman Sachs reserve the right to modify the minimum investment, the manner in which shares are offered and the sales charge rates applicable to future purchases of shares.

OFFERING PRICE--CLASS A SHARES

  The offering price of Class A shares of each Fund is the next determined net asset value per share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of shares as shown in the following table:

                                                                 SALES CHARGE   MAXIMUM DEALER
                                                 SALES CHARGE AS AS PERCENTAGE   ALLOWANCE AS
       AMOUNT OF PURCHASE                         PERCENTAGE OF  OF NET AMOUNT   PERCENTAGE OF
 INCLUDING SALES CHARGE, IF ANY)(                OFFERING PRICE    INVESTED    OFFERING PRICE***
--------------------------------                 --------------- ------------- -----------------
 Less than $50,000..............................      5.50%          5.82%           5.00%
 $50,000 up to (but less than) $100,000.........      4.75           4.99            4.00
 $100,000 up to (but less than) $250,000........      3.75           3.90            3.00
 $250,000 up to (but less than) $500,000........      2.75           2.83            2.25
 $500,000 up to (but less than) $1 million......      2.00           2.04            1.75
 $1 million or more.............................      0.00*          0.00*            **

--------
  * No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within 18 months of purchase.

 ** Goldman Sachs pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. Goldman Sachs may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $1 million or more by plans or "wrap" accounts satisfying the criteria set forth in (h) or (j) below. Purchases by such plans will be made at net asset value with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a contingent deferred sales charge (CDSC), as described below, of 1.00% will be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers shall remit to Goldman Sachs such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

*** During special promotions, the entire sales charge may be reallowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is reallowed may be deemed to be "underwriters" under the Securities Act of 1933.

  Purchases of $1 million or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an ILA Portfolio (the contingent deferred sales charge period), a CDSC of 1.00% will be imposed. Any applicable CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares. In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any Class A shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver or Reduction of Contingent Deferred Sales Charges" below.

  Class A shares of the Funds may be sold at net asset value without payment of any sales charge to (a) Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals; (b) qualified retirement plans of Goldman Sachs; (c) trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor; (d) any employee or registered representative of any Authorized Dealer or their respective spouses and children; (e) banks, trust companies or other types of depository institutions investing for their own account or investing for accounts for which they have investment discretion; (f) banks, trust companies or other types of depository institutions investing for accounts for which they do not have investment discretion; (g) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund; (h) pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (1) buy shares costing $500,000 or more, or (2) have at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by a third party administrator that in the aggregate satisfies (1) or (3) above;
(i) shareholders whose purchase is attributable to redemption proceeds (subject to appropriate documentation) from a registered open-end management investment company not distributed or managed by Goldman Sachs or its affiliates, if such redemption has occurred no more than 60 days prior to the purchase of shares of the Funds and the shareholder either (1) paid an initial sales charge or (2) was at some time subject to a deferred sales charge with respect to the redemption proceeds; (j) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; (k) registered investment advisers investing for accounts for which they receive asset-based fees; (l) accounts over which GSAM or its advisory affiliates have investment discretion; and (m) shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA. Purchasers must certify eligibility for an exemption on the Account Application and notify Goldman Sachs if the shareholder is no longer eligible for an exemption. Exemptions will be granted subject to confirmation of a purchaser's entitlement. Investors purchasing shares of the Funds at net asset value without payment of any initial sales charge may be charged a fee if they effect transactions in shares through a broker or agent. In addition, under certain circumstances, dividends and distributions from any of the Goldman Sachs Funds may be reinvested in shares of each Fund at net asset value, as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program."

REINVESTMENT OF REDEMPTION PROCEEDS--CLASS A SHARES

  A shareholder who redeems Class A shares of a Fund may reinvest at net asset value any portion or all of his redemption proceeds (plus that amount necessary to acquire a fractional share to round off his purchase to the nearest full share) in Class A shares of a Fund or of any other Goldman Sachs Fund. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. This reinvestment privilege is subject to the condition that the shares redeemed have been held for at least thirty (30) days before the redemption and that the reinvestment is effected within ninety
(90) days after such redemption. If you paid a CDSC upon a redemption and reinvest in

Class A shares subject to the conditions set forth above, your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the Class A shares acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares. Shares are sold to a reinvesting shareholder at the net asset value next determined following timely receipt by Goldman Sachs or an Authorized Dealer of a written purchase order indicating that the shares are eligible for reinvestment at net asset value.

  A reinvesting shareholder may be subject to tax as a result of such redemption. If the redemption occurs within ninety (90) days after the original purchase of the Class A shares, any sales charge paid on the original purchase cannot be taken into account by a reinvesting shareholder to the extent an otherwise applicable sales charge is not imposed pursuant to the reinvestment privilege for purposes of determining gain or loss, if any, realized on the redemption, but instead will be added to the tax basis of the Class A shares received in the reinvestment. To the extent that any loss is realized and shares of the same Fund are purchased within thirty (30) days before or after the redemption, some or all of the loss may not be allowed as a deduction depending upon the number of shares purchased. Shareholders should consult their own tax advisers concerning the tax consequences of a redemption and reinvestment. Upon receipt of a written request, the reinvestment privilege may be exercised once annually by a shareholder, except that there is no such time limit as to the availability of this privilege in connection with transactions the sole purpose of which is to reinvest the proceeds at net asset value in a tax-sheltered retirement plan.

RIGHT OF ACCUMULATION--CLASS A SHARES

  Class A purchasers may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A shares of the Goldman Sachs Funds may be combined under the Right of Accumulation. See Additional Statement for more information about the Right of Accumulation.

STATEMENT OF INTENTION--CLASS A SHARES

  Purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Class A shares of the Goldman Sachs Funds may be combined under the Statement of Intention. See the Additional Statement for more information about the Statement of Intention.

OFFERING PRICE--CLASS B SHARES

  Investors may purchase Class B shares of the Funds at the next determined net asset value without the imposition of an initial sales charge. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table that follows. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Funds will first redeem shares not subject to any CDSC, and then shares held longest during the eight-year period. As a result, a redeeming shareholder will pay the lowest possible CDSC.

                                                                 CDSC AS A
                                                                 PERCENTAGE OF
   YEAR SINCE                                                    DOLLAR AMOUNT
   PURCHASE                                                      SUBJECT TO CDSC
   ----------                                                    ---------------
   First........................................................      5.0%
   Second.......................................................      4.0%
   Third........................................................      3.0%
   Fourth.......................................................      3.0%
   Fifth........................................................      2.0%
   Sixth........................................................      1.0%
   Seventh and thereafter.......................................      none

  Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B shares, including the payment of compensation to Authorized Dealers. A commission equal to 4.00% of the amount invested is paid to Authorized Dealers.

  Class B shares of a Fund will automatically convert into Class A shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares of a Fund acquired by exchange from Class B shares of another Fund will convert into Class A shares of such Fund based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

  WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGE. The CDSC on Class B shares and Class A shares that are subject to a CDSC may be waived or reduced if the redemption relates to (a) retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company sponsored benefit plans (each a "Plan"); (b) the death or disability (as defined in section 72 of the Code) of a participant or beneficiary in a Plan; (c) hardship withdrawals by a participant or beneficiary in a Plan; (d) satisfying the minimum distribution requirements of the Code; (e) the establishment of "substantially equal periodic payments" as described in Section 72(t) of the Code; (f) the separation from service by a participant or beneficiary in a Plan; (g) the death or disability (as defined in section 72 of the Code) of a shareholder if the redemption is made within one year of such event; (h) excess contributions being returned to a Plan; (i) distributions from a qualified retirement plan invested in the Goldman Sachs Funds which are being reinvested into a Goldman Sachs IRA; and (j) redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion. In addition, Class A and Class B shares subject to a Systematic Withdrawal Plan may be redeemed without a CDSC. However, Goldman Sachs reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class B shares and 10% of the value of your Class A shares.

                      SERVICES AVAILABLE TO SHAREHOLDERS

AUTOMATIC INVESTMENT PLAN

  Systematic cash investments may be made through a shareholder's bank via the Automated Clearing House Network or a shareholder's checking account via bank draft each month. Required forms are available from Goldman Sachs or any Authorized Dealer.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND AUTOMATIC EXCHANGE
PROGRAM

  A shareholder may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund or ILA Portfolio. See "Fund Highlights." Shareholders may also elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund or ILA Portfolio. Shares acquired through cross-reinvestment of dividends or the automatic exchange program will be purchased at net asset value and will not be subject to any initial or contingent deferred sales charge as a result of the cross-reinvestment or exchange, but shares subject to a CDSC acquired under the automatic exchange program may be subject to a CDSC at the time of redemption from the fund into which the exchange is made determined on the basis of the date and value of the investor's initial purchase of the fund from which the exchange (or any prior exchange) is made. Automatic exchanges are made monthly on the fifteenth day of each month or the first Business Day thereafter. The minimum dollar amount for automatic exchanges must be at least $50 per month. Cross-reinvestments and automatic exchanges are subject to the following conditions:
(i) the value of the shareholder's account(s) in the fund which is paying the dividend or from which the automatic exchange is being made must equal or exceed $5,000 and (ii) the value of the account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement or the shareholder must elect to continue cross-reinvestment or automatic exchanges until the value of acquired fund shares in the shareholder's account equals or exceeds the acquired fund's minimum initial investment requirement. A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus of the fund into which dividends are invested or automatic exchanges are made.

TAX-SHELTERED RETIREMENT PLANS

  The Funds offer their shares for purchase by retirement plans, including IRA plans for individuals and their non-employed spouses, IRA plans for employees in connection with employer sponsored SEP, SAR-SEP and SIMPLE IRA plans, and defined contribution plans such as 401(k) Salary Reduction Plans. Detailed information concerning these plans may be obtained from the Transfer Agent. This information should be read carefully, and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged at net asset value without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Fund, Goldman

Sachs Fund or ILA Portfolio. A shareholder needs to obtain and read the prospectus of the fund into which the exchange is made. The shares of these other funds acquired by an exchange may later be exchanged for shares of the same (or an equivalent class) of the original Fund at the next determined net asset value without the imposition of an initial or contingent deferred sales charge if the dollar amount in the Fund resulting from such exchanges is below the shareholder's all-time highest dollar amount on which it has previously paid the applicable sales charge. Shares of these other funds purchased through dividends and/or capital gains reinvestment may be exchanged for shares of the Funds without a sales charge. In addition to free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve-month period. A fee of $12.50 may be charged for each subsequent exchange during such period. The exchange privilege may be modified or withdrawn at any time upon sixty (60) days' notice to shareholders and is subject to certain limitations.

  An exchange of shares subject to a CDSC will not be subject to the applicable CDSC at the time of exchange. Shares subject to a CDSC acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time a shareholder had owned shares will be measured from the date the shareholder acquired the original shares subject to a CDSC and will not be affected by any subsequent exchange.

  An exchange may be made by identifying the applicable Fund and class of shares and either writing to Goldman Sachs, Attention: Goldman Sachs Equity Funds, Shareholder Services, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711 or, unless the investor has specifically declined telephone exchange privileges on the Account Application or elected in writing not to utilize telephone exchanges, by a telephone request to the Transfer Agent at 800-526-7384 (8:00 a.m. to 4:00 p.m. Chicago time). Certain procedures are employed to prevent unauthorized or fraudulent exchange requests as set forth under "How to Sell Shares of the Funds." Under the telephone exchange privilege, shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and received in accordance with the procedures set forth under "How to Sell Shares of the Funds." In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement.

  For federal income tax purposes, an exchange, including an automatic exchange, is treated as a redemption of the shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of shares received in the exchange. If such redemption occurs within ninety
(90) days after the purchase of such shares, to the extent a sales charge that would otherwise apply to the shares received in the exchange is not imposed, the sales charge paid on such purchase of Class A shares cannot be taken into account by the exchanging shareholder for purposes of determining gain or loss, if any, realized on such redemption for federal income tax purposes, but instead will be added to the tax basis of the shares received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

  All exchanges which represent an initial investment in a Fund must satisfy the minimum investment requirements of the Fund into which the shares are being exchanged. Exchanges are available only in states where exchanges may legally be made.

OTHER PURCHASE INFORMATION

  Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional fees not described in this Prospectus to their clients for such services. If shares of a Fund are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or a group of purchasers' pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.

  The Investment Advisers, Distributor, and/or their affiliates may also pay additional compensation, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of Class A or Class B shares (such as additional payments based on new sales, amounts exceeding pre-established thresholds, or the length of time clients' assets have remained in a Fund), and will from time to time, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise, cash, investment research and educational information and related support materials. This additional compensation may vary among Authorized Dealers depending upon such factors as the amounts their clients have invested (or may invest) in the Funds, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed .50% (annualized) of the amount invested. For further information, see "Other Information Regarding Purchases, Redemptions, Exchanges and Dividends" in the Additional Statement.


               DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS

DISTRIBUTION PLAN--CLASS A SHARES

  The Trust, on behalf of each Fund's Class A shares, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") (the "Class A Distribution Plan"). Under the Class A Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to 0.25% of a Fund's average daily net assets attributable to Class A shares of such Fund. Currently, Goldman Sachs has voluntarily agreed to waive the entire amount of such fee for the Balanced, Growth and Income, CORE Large Cap Growth, Capital Growth and Small Cap Equity Funds; to limit the amount of such fee to 0.21% of average daily net assets attributable to Class A shares of CORE U.S. Equity, International Equity and Asia Growth Funds; and to limit the amount of such fee to 0.04% of average daily net assets attributable to Class A shares of the Growth and Income Fund. Goldman Sachs has no current intention of modifying or discontinuing such waiver, but may do so in the future at its discretion. The average rate for the fiscal year ended January 31, 1997 paid by the Balanced, Growth and Income, CORE U.S. Equity, Capital

Growth, Small Cap Equity, International Equity and Asia Growth Funds to Goldman Sachs was 0.00%, 0.04%, 0.21%, 0.00%, 0.00%, 0.21% and 0.21%,
respectively, with respect to each Fund's Class A shares.

  Goldman Sachs may use the distribution fee for its expenses of distributing of Class A shares of the Funds. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Class A Distribution Plan include compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives, allocable overhead, telephone and travel expenses, the printing of prospectuses for prospective shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Class A shares. If the fee received by Goldman Sachs pursuant to the Class A Distribution Plan exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. The Class A Distribution Plan will be reviewed and is subject to approval annually by the Trustees. The aggregate compensation that may be received under the Class A Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Conduct Rules.

DISTRIBUTION PLAN--CLASS B SHARES

  The Trust, on behalf of each Fund's Class B shares, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act (the "Class B Distribution Plan"). Under the Class B Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to 0.75% of a Fund's average daily net assets attributable to Class B shares of such Fund. For the fiscal year ended January 31, 1997, the Funds then offering Class B shares paid distribution fees with respect to their Class B shares at the foregoing rate.

  Goldman Sachs may use the distribution fee for its expenses of distributing Class B shares of the Funds. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Class B Distribution Plan include compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives, commissions paid to Authorized Dealers, allocable overhead, telephone and travel expenses, the printing of prospectuses for prospective shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Class B shares. If the fee received by Goldman Sachs pursuant to the Class B Distribution Plan exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. The Class B Distribution Plan will be reviewed and is subject to approval annually by the Trustees. The aggregate compensation that may be received under the Class B Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Conduct Rules.

AUTHORIZED DEALER SERVICE PLANS

  The Trust on behalf of each Fund's Class A and Class B shares has adopted non-Rule 12b-1 Authorized Dealer Service Plans (each a "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers or other persons are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Class A or Class B Service Plan equal on an annual basis to 0.25% of its average daily net assets attributable to Class A or Class B shares. The fee for personal and account maintenance services paid pursuant to a Service Plan may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. The Service Plans will be reviewed and are subject to approval annually by the Trustees. For the fiscal year ended January 31, 1997, each Fund then offering Class A or Class B shares paid Authorized Dealer service fees at the foregoing rate for each Fund's Class A and Class B shares.


                        HOW TO SELL SHARES OF THE FUNDS

  Each Fund will redeem its shares upon request of a shareholder on any Business Day at the net asset value next determined after the receipt of such request in proper form, subject to any applicable CDSC. See "Net Asset Value." Redemption proceeds will be mailed by check to a shareholder within three (3) Business Days of receipt of a properly executed request. If shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus or an Authorized Dealer.

  The Trust accepts telephone requests for redemption of shares for amounts up to $50,000 within any seven (7) calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions; (proceeds which are sent to a Goldman Sachs brokerage account are not subject to the $50,000 limit). It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. Consequently, proceeds of telephone redemption requests will be sent only to the shareholder's address of record or authorized bank account designated in the Account Application and exchanges of shares will be made only to an identical account. Telephone requests will also be recorded. The Trust may implement other procedures from time to time. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. Proceeds of telephone redemptions will be mailed to the shareholder's address of record or wired to the authorized bank account indicated on the Account Application, unless the shareholder provides written instructions (accompanied by a signature guarantee) indicating another address. Telephone redemptions will not be accepted during the 30-day period following any change in a shareholder's address of record. This redemption option does not apply to shares held in a "street name" account. Shareholders whose accounts are held in "street name" should contact their broker of record who may effect telephone redemptions on their behalf. The Trust reserves the right to terminate or modify the telephone redemption service at any time.

  Written requests for redemptions must be signed by each shareholder with its signature guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

  The Funds will also arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the shareholder's Account Application. Redemption proceeds will normally be wired on the next Business Day in federal funds (for a total one Business Day delay) following receipt of a properly executed wire transfer redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. In order to change the bank designated on the Account Application to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs or an Authorized Dealer, neither a Fund, the Trust, Goldman Sachs nor any Authorized Dealer assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may draw on shareholdings systematically via check or ACH in any amount specified by the shareholder over $50. Checks are only available on or about the 25th of each month. Each systematic withdrawal is a redemption and therefore a taxable transaction. A minimum balance of $5,000 in shares of a Fund is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class B shares would be disadvantageous because of the sales charge imposed on your purchases of Class A shares or the imposition of a CDSC on your redemptions of Class A and Class B shares. The CDSC applicable to Class A and Class B shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest--Waiver or Reduction of Contingent Deferred Sales Charge." See Additional Statement for more information about the Systematic Withdrawal Plan.


                                   DIVIDENDS

  Each dividend from net investment income and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in (i) cash, (ii) additional shares of the same class of the Fund or (iii) shares of the same or an equivalent class of any other Goldman Sachs Fund or units of the ILA Portfolios (the Prime Obligations Portfolio only for Class B), as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program." This election should initially be made on a shareholder's Account Application and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in the Fund.

  The election to reinvest dividends and distributions paid by a Fund in additional shares or units of the Fund or any other Goldman Sachs Fund or ILA Portfolio will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares or units of the Fund, another Goldman Sachs Fund or an ILA Portfolio.

  Each Fund intends that all or substantially all of its net investment income and net realized long-term and short-term capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Balanced and Growth and Income Funds will pay dividends from net investment income quarterly. Each other Fund will pay dividends from net investment income at least annually. All of the Funds will pay dividends from net realized long-term and short-term capital gains, reduced by available capital losses, at least annually. From time to time, a portion of any Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of shares of a Fund a portion of the net asset value per share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                NET ASSET VALUE

  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.


                            PERFORMANCE INFORMATION

  From time to time each Fund may publish average annual total return and the Balanced and Growth and Income Funds may publish their yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Total return calculations for Class A shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B shares reflect deduction of the applicable CDSC imposed upon redemption of Class B shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on a Fund's net asset value per share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  The Balanced and Growth and Income Funds compute their yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Balanced and Growth and Income Funds' quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share on the last day of the period for which the distribution rates are being calculated.

  Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. The investment performance of the Class A and Class B shares will be affected by the payment of a sales charge, distribution fees and other class specific expenses. See "Shares of the Trust."

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST

  Each Fund is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Equity Portfolios, Inc., a Maryland corporation and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.


                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes. The CORE Large Cap Growth and Emerging Markets Equity Funds intend to elect and each other Fund has elected to be treated as a regulated investment company and each Fund intends to continue to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Dividends paid by International Equity, Emerging Markets Equity and Asia Growth Funds are not generally expected to qualify, in the hands of corporate shareholders, for the corporate dividends-received deduction, but a portion of each other Fund's dividends may generally so qualify. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Funds do not anticipate that they will elect to pass such foreign taxes through to their shareholders, who therefore will generally not take such taxes into account on their own tax returns. The Funds will generally deduct such taxes in determining the amounts available for distribution to shareholders.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION

  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                                   APPENDIX

                            STATEMENT OF INTENTION
    (APPLICABLE ONLY TO CLASS A SHARES PURCHASED SUBJECT TO A SALES CHARGE)

  If a shareholder anticipates purchasing $50,000 or more of Class A shares of a Fund alone or in combination with Class A shares of another Fund or another Goldman Sachs Fund within a 13-month period, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by filing this Statement of Intention incorporated by reference in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of this Statement of Intention.

  To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that this Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if his purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, he will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

                               ESCROW AGREEMENT

  Out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the Account Application shall be held in escrow by the Transfer Agent in the form of shares registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his order. When the minimum investment so specified is completed (either prior to or by the end of the thirteenth month), the shareholder will be notified and the escrowed shares will be released. In signing the Account Application, the investor irrevocably constitutes and appoints the Transfer Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL

133 PETERBOROUGH COURT

LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY

CUSTODIAN

1776 HERITAGE DRIVE

NORTH QUINCY, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-526-7384

EQI/250K/596
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS

EQUITY FUNDS

--------------------------------------------------------------------------------

PROSPECTUS

CLASS A AND B SHARES



GOLDMAN
SACHS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS
May 1, 1997

                             GOLDMAN SACHS EQUITY FUNDS
                                 SERVICE SHARES

GOLDMAN SACHS GROWTH AND IN-      GOLDMAN SACHS MID CAP EQUITY FUND
COME FUND                           Seeks long-term capital appreciation pri-
                                    marily through investments in equity secu-
                                    rities of companies with public stock mar-
 Seeks long-term growth of          ket capitalizations of between $500 million
 capital and growth of income       and $7 billion at the time of investment.
 through investments in eq-
 uity securities that are
 considered to have favorable
 prospects for capital appre-
 ciation and/or dividend pay-
 ing ability.

                                  GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                                    Seeks long-term capital appreciation
                                    through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

GOLDMAN SACHS CORE U.S. EQ-
UITY FUND

 Seeks long-term growth of
 capital and dividend income
 through a broadly diversi-
 fied portfolio of predomi-
 nantly large cap and blue
 chip equity securities rep-
 resenting all major sectors
 of the U.S. economy.

                                  GOLDMAN SACHS EMERGING MARKETS

                                  EQUITY FUND

                                    Seeks long-term capital appreciation
                                    through investments in equity securities of emerging country issuers.

                                  GOLDMAN SACHS ASIA GROWTH FUND

                                    Seeks long-term capital appreciation
GOLDMAN SACHS CORE LARGE CAP        through investments in equity securities of
                                    companies related (in the manner described herein) to Asian countries.
GROWTH FUND

 Seeks long-term growth of
 capital through a broadly
 diversified portfolio of eq-
 uity securities of large cap
 U.S. issuers that are ex-
 pected to have better pros-
 pects for earnings growth
 than the growth rate of the
 general domestic economy.
 Dividend income is a second-
 ary consideration.

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE Large Cap Growth, Growth and Income and Mid Cap Equity Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity Fund (formerly the "Select Equity Fund"). Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.


SERVICE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                   (continued on next page)

(cover continued)

  A FUND'S INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS QUOTED IN U.S. DOLLARS. IN PARTICULAR, THE SECURITIES MARKETS OF ASIAN, LATIN AMERICAN, EASTERN EUROPEAN, AFRICAN AND OTHER EMERGING COUNTRIES IN WHICH THE INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND ASIA GROWTH FUNDS MAY INVEST WITHOUT LIMIT ARE LESS LIQUID, SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES. FURTHER, INVESTMENT IN EQUITY SECURITIES OF ISSUERS LOCATED IN RUSSIA AND CERTAIN OTHER EMERGING COUNTRIES INVOLVES RISK OF LOSS RESULTING FROM PROBLEMS IN SHARE REGISTRATION AND CUSTODY, WHICH RISKS ARE NOT NORMALLY ASSOCIATED WITH INVESTMENT IN MORE DEVELOPED COUNTRIES. THE FUNDS THAT INVEST IN FOREIGN SECURITIES AND EMERGING MARKETS ARE INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH THEIR INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."


  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1997, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Service Organizations (as defined herein), or Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                             TABLE OF CONTENTS

                                     PAGE
                                     ----
Fund Highlights....................    3
Fees and Expenses..................    7
Financial Highlights...............    9
Investment Objectives and Policies.   15
Description of Securities..........   20
Investment Techniques..............   20
Risk Factors.......................   25
Investment Restrictions............   28
Portfolio Turnover.................   30
Management.........................   31
Net Asset Value....................   34

                               PAGE
                               ----
Performance Information.......  35
Shares of the Trust...........  36
Taxation......................  36
Additional Information........  38
Additional Services...........  36
Reports to Shareholders.......  36
Dividends.....................  37
Purchase of Service Shares....  37
Exchange Privilege............  41
Redemption of Service Shares..  42

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

  WHAT IS THE GOLDMAN SACHS TRUST?

   Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

--------------------------------------------------------------------------------

   FUND NAMES      INVESTMENT OBJECTIVES     INVESTMENT CRITERIA          BENCHMARK
 ------------  -------------------
                                    ------------------
                                                        ------------------
 GROWTH AND       Long-term growth of      At least 65% of total   The Standard & Poor's
 INCOME FUND      capital and growth of    assets in equity        Index of 500 Common
                  income.                  securities that the     Stocks (the "S&P 500
                                           Investment Adviser      Index")
                                           considers to have
                                           favorable prospects for
                                           capital appreciation
                                           and/or dividend paying
                                           ability.
----------------------------------------------------------------------------------------
 CORE U.S.        Long-term growth of      At least 90% of total   S&P 500 Index
 EQUITY FUND      capital and dividend     assets in equity
                  income.                  securities of U.S.
                                           issuers. The Fund seeks
                                           to achieve its
                                           objectives through a
                                           broadly diversified
                                           portfolio of large cap
                                           and blue chip equity
                                           securities representing
                                           all major sectors of
                                           the U.S. economy. The
                                           Fund's investments are
                                           selected using both a
                                           variety of quantitative
                                           techniques and
                                           fundamental research to
                                           maximize the
                                           Fund's reward to risk
                                           ratio. The Fund's
                                           portfolio is designed
                                           to have risk, style,
                                           capitalization and
                                           industry
                                           characteristics similar
                                           to the S&P 500 Index.


                                                                     (continued)

--------------------------------------------------------------------------------

   FUND NAME       INVESTMENT OBJECTIVES    INVESTMENT CRITERIA          BENCHMARK
 ------------  ------------------
                                    ------------------
                                                         -----------------
 CORE LARGE CAP   Long-term growth of     At least 90% of total   Russell 1000 Growth
 GROWTH FUND      capital. Dividend       assets in equity        Index
                  income is a secondary   securities of U.S.
                  consideration.          issuers. The Fund seeks
                                          to achieve its
                                          objective through a
                                          broadly diversified
                                          portfolio of equity
                                          securities of large cap
                                          U.S. issuers that are
                                          expected to have better
                                          prospects for earnings
                                          growth than the growth
                                          rate of the general
                                          domestic economy. The
                                          Fund's investments are
                                          selected using both a
                                          variety of quantitative
                                          techniques and
                                          fundamental research in
                                          seeking to maximize the
                                          Fund's reward to risk
                                          ratio. The Fund's
                                          portfolio is designed
                                          to have risk, style,
                                          capitalization and
                                          industry
                                          characteristics similar
                                          to the Russell 1000
                                          Growth Index.
----------------------------------------------------------------------------------------
 MID CAP EQUITY   Long-term capital       At least 65% of total   Russell Midcap Index
 FUND             appreciation.           assets in
                                          equity securities of
                                          companies ("Mid-Cap
                                          Companies") with public
                                          stock market
                                          capitalizations of
                                          under $5 billion at the
                                          time of investment.
----------------------------------------------------------------------------------------
 INTERNATIONAL    Long-term capital       Substantially all, and  FT/Actuaries Europe
 EQUITY FUND      appreciation.           at least 65%, of total  and Pacific Index
                                          assets in equity        (unhedged)
                                          securities of companies
                                          organized outside
                                          the United States or
                                          whose securities are
                                          principally traded
                                          outside the United
                                          States. The Fund may
                                          invest in securities of
                                          issuers located in
                                          countries with emerging
                                          economies or securities
                                          markets and employ
                                          certain currency
                                          management techniques.
----------------------------------------------------------------------------------------
 EMERGING         Long-term capital       Substantially all, and  Morgan Stanley Capital
 MARKETS EQUITY   appreciation.           at least 65%, of its    International Emerging
 FUND                                     total assets in equity  Markets Free Index
                                          securities of emerging
                                          country issuers. The
                                          Fund may employ certain
                                          currency management
                                          techniques.
----------------------------------------------------------------------------------------
 ASIA GROWTH      Long-term capital       Substantially all, and  Morgan Stanley Capital
 FUND             appreciation.           at least 65%, of total  International All
                                          assets in equity        Country Asia
                                          securities of companies Free ex Japan Index
                                          in China, Hong
                                          Kong, India, Indonesia,
                                          Malaysia, Pakistan, the
                                          Philippines, Singapore,
                                          South Korea, Sri Lanka,
                                          Taiwan and Thailand.
                                          The Fund may employ
                                          certain currency
                                          management techniques.

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

  Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

  Risk of Investments in Small Capitalization Companies. To the extent that a Fund invests in the securities of small market capitalization companies, the Fund may be exposed to a higher degree of risk and price volatility. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

  Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. A Fund's investments in emerging markets and countries ("Emerging Countries") involves greater risks than investments in the developed countries of Western Europe, the U.S., Canada, Australia, New Zealand and Japan. In addition, because the International Equity, Emerging Markets Equity and Asia Growth Funds invest primarily outside the U.S., these Funds may involve greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility. The securities markets of emerging countries, including those in Asia, Latin America, Eastern Europe and Africa are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.

  Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques.

 WHO MANAGES THE FUNDS?

  Goldman Sachs Asset Management serves as Investment Adviser to the CORE Large Cap Growth, Growth and Income and Mid Cap Equity Funds. Goldman Sachs Funds Management, L.P. serves as Investment Adviser to the CORE U.S. Equity Fund. Goldman Sachs Asset Management International serves as Investment Adviser to the International Equity, Emerging Markets Equity and Asia Growth and Emerging Markets Equity Funds. As of March 24, 1997, the Investment Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

  Goldman Sachs acts as distributor of each Fund's shares.

 WHAT IS THE MINIMUM INVESTMENT?

  The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance.

 HOW DO I PURCHASE SERVICE SHARES?

  Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares of a Fund are purchased by Service Organizations through Goldman Sachs at the current net asset value without any sales load. See "Purchase of Service Shares."

  ADDITIONAL SERVICES. The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate Service Organizations for providing account administration and shareholder liaison services to their customers who are the beneficial owners of such Shares. The Trust, on behalf of the Funds, will enter into agreements with each Service Organization which will provide for compensation to the Service Organization in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds attributable to or held in the name of the Service Organization for its customers. See "Additional Services."

 HOW DO I SELL MY SERVICE SHARES?

  You may redeem Service Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Service Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?


                                       INVESTMENT INCOME DIVIDENDS CAPITAL GAINS
FUND                                        DECLARED AND PAID      DISTRIBUTIONS
----                                        -----------------      -------------
Growth and Income.....................          Quarterly            Annually
CORE U.S. Equity......................           Annually            Annually
CORE Large Cap Growth.................           Annually            Annually
Mid Cap Equity........................           Annually            Annually
International Equity..................           Annually            Annually
Emerging Markets Equity...............           Annually            Annually
Asia Growth...........................           Annually            Annually

  Recordholders of Service Shares may receive dividends in additional Service Shares of the Fund in which you have invested or you may elect to receive cash. For further information concerning dividends, see
"Dividends."

                               FEES AND EXPENSES

                             (SERVICE SHARES)

                         GROWTH  CORE    CORE                   EMERGING
                          AND    U.S.  LARGE CAP MID CAP INT'L  MARKETS   ASIA
                         INCOME EQUITY  GROWTH   EQUITY  EQUITY  EQUITY  GROWTH
                          FUND   FUND   FUND/1/   FUND    FUND  FUND/1/   FUND
                         ------ ------ --------- ------- ------ -------- ------
SHAREHOLDER TRANSACTION
EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases.   None   None    None     None    None    None    None
 Maximum Sales Charge
  Imposed on Reinvested
  Dividends............   None   None    None     None    None    None    None
 Redemption Fees.......   None   None    None     None    None    None    None
 Exchange Fees.........   None   None    None     None    None    None    None
ANNUAL FUND OPERATING
 EXPENSES: (as a
 percentage of average
 daily net assets)
 Management Fees (after
  applicable limita-
  tions)(/2/)..........   0.70%  0.59%   0.60%    0.75%   0.89%   1.10%   0.86%
 Service Fees*.........   0.50%  0.50%   0.50%    0.50%   0.50%   0.50%   0.50%
 Other Expenses (after
  applicable limita-
  tions)(/3/)..........   0.12%  0.06%   0.05%    0.10%   0.21%   0.20%   0.24%
                          ----   ----    ----     ----    ----    ----    ----
  TOTAL FUND OPERATING
   EXPENSES (AFTER FEE
   AND EXPENSE
   LIMITATIONS)(/4/)...   1.32%  1.15%   1.15%    1.35%   1.60%   1.80%   1.60%
                          ====   ====    ====     ====    ====    ====    ====

EXAMPLE:                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------                                       ------ ------- ------- --------
You would pay the following expenses on a hy-
 pothetical $1,000 investment, assuming (1) a
 5% annual return and (2) redemption at the
 end of each time period:
Growth and Income Fund........................  $ 12   $ 42     $72     $159
CORE U.S. Equity Fund.........................  $ 12   $ 37     $63     $140
CORE Large Cap Growth Fund....................  $ 12   $ 37     N/A      N/A
Mid Cap Equity Fund...........................  $ 14   $ 43      74     $162
International Equity Fund.....................  $ 16   $ 50     $87     $190
Emerging Markets Equity Fund..................  $ 18   $ 57     N/A     N/A
Asia Growth Fund..............................  $ 16   $ 50     $87     $190

---------------------

/1Based/on estimated amounts for the current fiscal year for the CORE Large
  Cap Growth and Emerging Markets Equity Funds.


/2The/Investment Advisers have voluntarily agreed that a portion of the management fee would not be imposed on the CORE U.S. Equity, CORE Large Cap Growth, International Equity, Emerging Markets Equity and Asia Growth Funds equal to .16%, .15%, .11%, .10% and .14%, respectively. Without such limitations, management fees would be .75%, .75%, 1.00%, 1.20% and 1.00% of each Fund's average daily net assets, respectively.

/3The/Investment Advisers voluntarily have agreed to reduce or limit certain other expenses (excluding management fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of each Fund other than CORE Large Cap Growth Fund) to the extent such expenses exceed the following percentage of average daily net assets:

                                                                         OTHER
                                                                        EXPENSES
                                                                        --------
      Growth and Income................................................  0.11%
      CORE U.S. Equity.................................................  0.06%
      CORE Large Cap Growth............................................  0.05%
      Mid Cap Equity...................................................  0.06%
      International Equity.............................................  0.20%
      Emerging Markets Equity..........................................  0.16%
      Asia Growth......................................................  0.24%

/4/ Without the limitations described above, "Other Expenses" and "Total
    Operating Expenses" of the CORE U.S. Equity, Growth and Income, Mid Cap Equity, International Equity and Asia Growth Funds for the fiscal year ended January 31, 1997, would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      Growth and Income......................................   0.12%    1.32%
      CORE U.S. Equity.......................................   0.10%    1.35%
      Mid Cap Equity.........................................   0.16%    1.41%
      International Equity...................................   0.25%    1.75%
      Asia Growth............................................   0.26%    1.76%

In addition, without the limitations described above, "Other Expenses" and "Total Operating Expenses" of the CORE Large Cap Growth and Emerging Markets
Equity Funds for the current fiscal year are estimated to be as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      CORE Large Cap Equity..................................   0.65%    1.90%
      Emerging Markets Equity................................   0.82%    2.52%


/5Service/Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customer accounts. Due to the service fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD's rules regarding investment companies. See "Additional Services."

  The Investment Advisers have no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Service Shares of the Funds. Each Fund also offers Institutional Shares and, except for Mid Cap Equity Fund, Class A and Class B Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding Institutional, Class A and Class B Shares may be obtained from an investor's sales representative or from Goldman Sachs by calling the number on the back of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and hypothetical example above is based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers" and "Additional Services."

                             FINANCIAL HIGHLIGHTS


         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a share (of the Class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended January 31, 1997 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer the CORE Large Cap Growth and Emerging Markets Equity Funds. Accordingly, there are no financial highlights for these Funds.

                              INCOME (LOSS) FROM
                           INVESTMENT OPERATIONS(H)      DISTRIBUTIONS TO SHAREHOLDERS
                           -------------------------- -----------------------------------
                                        NET REALIZED               FROM NET
                 NET ASSET             AND UNREALIZED    FROM    REALIZED GAIN IN EXCESS                 NET     NET ASSET
                  VALUE,      NET      GAIN (LOSS) ON    NET     ON INVESTMENT   OF NET   ADDITIONAL  INCREASE    VALUE,
                 BEGINNING INVESTMENT   INVESTMENTS   INVESTMENT  AND OPTION   INVESTMENT  PAID-IN     IN NET     END OF
                 OF PERIOD   INCOME     AND OPTIONS     INCOME   TRANSACTIONS    INCOME    CAPITAL   ASSET VALUE  PERIOD
                 --------- ----------  -------------- ---------- ------------- ---------- ---------- ----------- ---------
                                                      GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $19.98     $0.35         $5.18        $(0.35)     $(1.97)      $(0.01)     $--        $3.20     $23.18
1997--Class B
Shares(f).......   20.82      0.17          4.31         (0.17)      (1.97)       (0.06)      --         2.28      23.10
1997--Institu-
tional
Shares(f).......   21.25      0.29          3.96         (0.30)      (1.97)       (0.04)      --         1.94      23.19
1997--Service
Shares(f).......   20.71      0.28          4.50         (0.28)      (1.97)       (0.07)      --         2.46      23.17
1996--Class A
Shares..........   15.80      0.33          4.75         (0.30)      (0.60)         --        --         4.18      19.98
1995--Class A
Shares..........   15.79      0.20(b)       0.30(b)      (0.20)      (0.33)       (0.07)     0.11(b)     0.01      15.80
FOR THE PERIOD
ENDED JANUARY
31,
1994--Class A
Shares(c).......   14.18      0.15          1.68         (0.15)      (0.06)       (0.01)      --         1.61      15.79
--------------------------------------------------------------------------------------------------------------------------
                                                                                          RATIOS ASSUMING
                                                                                        NO VOLUNTARY WAIVER
                                                                                             OF FEES OR
                                                                                        EXPENSE LIMITATIONS
                                                                                      ------------------------
                                                                           RATIO OF                RATIO OF
                                                      NET      RATIO OF       NET                     NET
                                                   ASSETS AT      NET     INVESTMENT   RATIO OF   INVESTMENT
                            PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES  INCOME (LOSS)
                   TOTAL    TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE  TO AVERAGE
                 RETURN(A)    RATE       RATE(G)   (IN 000'S)   ASSETS      ASSETS    NET ASSETS  NET ASSETS
                 ---------- ----------- ---------- ---------- ----------- ----------- ---------- -------------
                                                      GROWTH AND INCOME FUND
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   28.42%     53.03%      $.0586    $615,103     1.22%       1.60%       1.43%        1.39%
1997--Class B
Shares(f).......   22.23(d)   53.03        .0586      17,346     1.93(e)     0.15(e)     1.93(e)      0.15(e)
1997--Institu-
tional
Shares(f).......   20.77(d)   53.03        .0586         193     0.82(e)     1.36(e)     0.82(e)      1.36(e)
1997--Service
Shares(f).......   23.87(d)   53.03        .0586       3,174     1.32(e)     0.94(e)     1.32(e)      0.94(e)
1996--Class A
Shares..........   32.45      57.93          --      436,757     1.20        1.67        1.45         1.42
1995--Class A
Shares..........    3.97      71.80          --      193,772     1.25        1.28        1.58         0.95
FOR THE PERIOD
ENDED JANUARY
31,
1994--Class A
Shares(c).......   13.08(d)  102.23(d)       --       41,528     1.25(e)     1.23(e)     3.24(e)     (0.76)(e)

-----------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) Calculated based on the average shares outstanding methodology.

(c) For the period from Febraury 5, 1993 (commencement of operations) to January 31, 1994.

(d) Not annualized.

(e) Annualized.

(f) For the period from March 6, May 1 and June 3, 1996 (commencement of operations) to January 31, 1997 for Service, Class B and Institutional shares, respectively.

(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(h) Includes the balancing effect of calculating per share amounts.

                              INCOME (LOSS) FROM              DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(H)             SHAREHOLDERS
                           ------------------------- -----------------------------------
                                       NET REALIZED
                                      AND UNREALIZED              FROM NET                   NET
                 NET ASSET            GAIN (LOSS) ON    FROM    REALIZED GAIN IN EXCESS  (DECREASE)  NET ASSET
                  VALUE,      NET      INVESTMENTS,     NET     ON INVESTMENT   OF NET    INCREASE    VALUE,
                 BEGINNING INVESTMENT    OPTIONS     INVESTMENT  AND FUTURES  INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   INCOME    AND FUTURES     INCOME   TRANSACTIONS    INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- -------------- ---------- ------------- ---------- ----------- --------- ---------
                             CORE U.S. EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $19.66     $0.16        $4.46        $(0.16)     $(0.80)        --        $3.66     $23.32     23.75%
1997--Class B
Shares(f).......   20.44      0.04         3.70         (0.04)      (0.80)      (0.16)       2.74      23.18     18.59(b)
1997--Institu-
tional Shares...   19.71      0.30         4.51         (0.28)      (0.80)        --         3.73      23.44     24.63
1997--Service
Shares(f).......   21.02      0.13         3.15         (0.13)      (0.80)      (0.10)       2.25      23.27     15.92(b)
1996--Class A
Shares..........   14.61      0.19         5.43         (0.16)      (0.41)        --         5.05      19.66     38.63
1996--Institu-
tional
Shares(d).......   16.97      0.16         3.23         (0.24)      (0.41)        --         2.74      19.71     20.14(b)
1995--Class A
Shares..........   15.93      0.20        (0.38)        (0.20)      (0.94)        --        (1.32)     14.61     (1.10)
1994--Class A
Shares..........   15.46      0.17         2.08         (0.17)      (1.61)        --         0.47      15.93     15.12
1993--Class A
Shares..........   15.05      0.22         0.41         (0.22)        --          --         0.41      15.46      4.30
FOR THE PERIOD
ENDED JANUARY
31,
1992--Class A
Shares(e).......   14.17      0.11         0.88         (0.11)        --          --         0.88      15.05      7.01(b)

--------------------------------------------------------------------------------

                                                                              RATIOS ASSUMING
                                                                            NO VOLUNTARY WAIVER
                                                                                OF FEES OR
                                                                            EXPENSE LIMITATIONS
                                                                           -----------------------
                                                                                       RATIO OF
                                                                RATIO OF                 NET
                                           NET      RATIO OF       NET                INVESTMENT
                                        ASSETS AT      NET     INVESTMENT   RATIO OF   INCOME
                 PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES      TO
                 TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE   AVERAGE
                   RATE       RATE(G)   (IN 000'S)   ASSETS      ASSETS    NET ASSETS NET ASSETS
                 ----------- ---------- ---------- ----------- ----------- ---------- ------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   37.28%      $.0417    $225,968     1.29%       0.91%       1.53%      0.67%
1997--Class B
Shares(f).......   37.28        .0417      17,258     1.83(c)     0.06(c)     2.00(c)   (0.11)(c)
1997--Institu-
tional Shares...   37.28        .0417     148,942     0.65        1.52        0.85       1.32
1997--Service
Shares(f).......   37.28        .0417       3,666     1.15(c)     0.69(c)     1.35(c)    0.49(c)
1996--Class A
Shares..........   39.35          --      129,045     1.25        1.01        1.55       0.71
1996--Institu-
tional
Shares(d).......   39.35(b)       --       64,829     0.65(c)     1.49(c)     0.96(c)    1.18(c)
1995--Class A
Shares..........   56.18          --       94,968     1.38        1.33        1.63       1.08
1994--Class A
Shares..........   87.73          --       92,769     1.42        0.92        1.67       0.67
1993--Class A
Shares..........  144.93          --      117,757     1.28        1.30        1.53       1.05
FOR THE PERIOD
ENDED JANUARY
31,
1992--Class A
Shares(e).......  135.02(c)       --      151,142     1.57(c)     1.24(c)     1.82(c)    0.99(c)

-----------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) Not annualized.

(c) Annualized.

(d) For the period from June 15, 1995 (commencement of operations) to January 31, 1996.

(e) For the period from May 24, 1991 (commencement of operations) to January 31, 1992.

(f) For the period from May 1 and June 7, 1996 (commencement of operations) to January 31, 1997 for Class B and Service shares, respectively.

(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(h) Includes the balancing effect of calculating per share amounts.

                                      INCOME FROM
                                 INVESTMENT OPERATIONS                 DISTRIBUTIONS TO SHAREHOLDERS
                           ----------------------------------- ------------------------------------------------


                                      NET REALIZED    TOTAL                            FROM NET
                                          AND         INCOME                            REALIZED                    NET
                 NET ASSET             UNREALIZED     (LOSS)               IN EXCESS    GAIN ON        TOTAL      INCREASE
                  VALUE,      NET       GAIN ON        FROM      FROM NET    OF NET   INVESTMENTS  DISTRIBUTIONS   IN NET
                 BEGINNING INVESTMENT INVESTMENTS,  INVESTMENT  INVESTMENT INVESTMENT  AND OPTION       TO         ASSET
                 OF PERIOD   INCOME   AND OPTIONS   OPERATIONS    INCOME     INCOME   TRANSACTIONS SHAREHOLDERS    VALUE
                 --------- ---------- ------------ ------------  ---------- ---------- ---------- ------------ -------------
                                                     INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
For the Year
Ended January
31, 1997........  $15.91     $0.24       $3.77      $4.01         $(0.24)    $(0.02)     $(0.93)      $(1.19)     $2.82
For the Period
Ended January
31, 1996(a).....   15.00      0.13        0.90       1.03          (0.12)       --          --         (0.12)      0.91

--------------------------------------------------------------------------------

                                                                                     RATIOS ASSUMING NO
                                                                                     EXPENSE LIMITATIONS
                                                                                     ----------------------
                                                                           RATIO OF             RATIO OF
                                                                            NET      RATIO OF     NET
                      NET                                       NET     RATIO OF     INVESTMENT EXPENSES  INVESTMENT
                     ASSET                                    ASSETS      NET        INCOME TO     TO     INCOME TO
                     VALUE,            PORTFOLIO   AVERAGE   AT END OF  EXPENSES     AVERAGE    AVERAGE   AVERAGE
                    END OF   TOTAL     TURNOVER  COMMISSION   PERIOD   TO AVERAGE      NET        NET       NET
                   PERIOD   RETURN(b)   RATE       RATE(e)  (IN 000'S) NET ASSETS(c) ASSETS(c)  ASSETS(c) ASSETS(c)
                  --------- --------  --------- ---------- ---------- ------------- ---------  --------- ---------
For the Year
Ended January
31, 1997........   $18.73   25.63%     74.03%      $.0547   $145,253     0.85%        1.35%     0.91%      1.29%
For the Period
Ended January
31, 1996(a).....   $15.91    6.89(d)   58.77%(d)      --     135,670     0.85         1.67      0.98       1.54

-----------

(a) For the period from August 1, 1995 (commencement of operations) to January 31, 1996.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Annualized.

(d) Not annualized.

(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                                           INCOME (LOSS) FROM                    DISTRIBUTIONS TO
                                        INVESTMENT OPERATIONS(G)                   SHAREHOLDERS
                           -------------------------------------------------- -----------------------
                                                                                           FROM NET
                                                               NET REALIZED                REALIZED
                                            NET REALIZED      AND UNREALIZED               GAIN ON        NET
                 NET ASSET                 AND UNREALIZED     GAIN (LOSS) ON     FROM    INVESTMENTS,  INCREASE   NET ASSET
                  VALUE,        NET        GAIN (LOSS) ON        FOREIGN         NET      OPTION AND  (DECREASE)   VALUE,
                 BEGINNING  INVESTMENT      INVESTMENTS,     CURRENCY RELATED INVESTMENT   FUTURES      IN NET     END OF
                 OF PERIOD INCOME (LOSS) OPTIONS AND FUTURES   TRANSACTIONS     INCOME   TRANSACTIONS ASSET VALUE  PERIOD
                 --------- ------------- ------------------- ---------------- ---------- ------------ ----------- ---------
                           INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $17.20       $0.10            $3.51             $(1.28)       $ --        $(0.21)      $2.12     $19.32
1997--Class B
Shares(e).......   18.91       (0.06)            0.94              (0.34)         --         (0.21)       0.33      19.24
1997--Institu-
tional
Shares(e).......   17.45        0.04             3.39              (1.24)       (0.03)       (0.21)       1.95      19.40
1997--Service
Shares(e).......   17.70       (0.02)            2.95              (1.08)         --         (0.21)       1.64      19.34
1996--Class A
Shares..........   14.52        0.13             2.58               1.42        (0.58)       (0.87)       2.68      17.20
1995--Class A
Shares..........   18.10        0.06            (3.04)             (0.01)         --         (0.59)      (3.58)     14.52
1994--Class A
Shares..........   14.35        0.05             4.08              (0.38)         --           --         3.75      18.10
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(b).......   14.18       (0.01)            0.29              (0.11)         --           --         0.17      14.35

--------------------------------------------------------------------------------

                                                                                             RATIOS ASSUMING
                                                                                           NO VOLUNTARY WAIVER
                                                                                                OF FEES OR
                                                                                           EXPENSE LIMITATIONS
                                                                                         ------------------------
                                                                            RATIO OF                  RATIO OF
                                                     NET     RATIO OF         NET                        NET
                                                  ASSETS AT     NET        INVESTMENT     RATIO OF   INVESTMENT
                             PORTFOLIO  AVERAGE    END OF   EXPENSES TO INCOME (LOSS) TO  EXPENSES  INCOME (LOSS)
                   TOTAL     TURNOVER  COMMISSION  PERIOD   AVERAGE NET   AVERAGE NET    TO AVERAGE  TO AVERAGE
                 RETURN(A)     RATE     RATE(F)   IN (000S)   ASSETS         ASSETS      NET ASSETS  NET ASSETS
                 ----------- --------- ---------- --------- ----------- ---------------- ---------- -------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   13.48%      38.01%    $.0318   $536,283     1.69%         (0.07)%        1.88%       (0.26)%
1997--Class B
Shares(e).......    2.83(c)    38.01      .0318     19,198     2.23(d)       (0.97)(d)      2.38(d)     (1.12)(d)
1997--Institu-
tional
Shares(e).......   12.53(c)    38.01      .0318     68,374     1.10(d)        0.43(d)       1.25(d)      0.28(d)
1997--Service
Shares(e).......   10.42(c)    38.01      .0318        674     1.60(d)       (0.40)(d)      1.75(d)     (0.55)(d)
1996--Class A
Shares..........   28.68       68.48        --     330,860     1.52           0.26          1.77         0.01
1995--Class A
Shares..........  (16.65)      84.54        --     275,086     1.73           0.40          1.98         0.15
1994--Class A
Shares..........   26.13       60.04        --     269,091     1.76           0.51          2.01         0.26
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(b).......    1.23(c)     0.00        --      66,063     1.80(d)       (0.42)(d)      2.58(d)     (1.20)(d)

-----------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) For the period from December 1, 1992 (commencement of operations) to January 31, 1993.

(c) Not annualized.

(d) Annualized.

(e) For the period from February 7, March 6 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional, Service and Class B shares, respectively.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(g) Includes the balancing effect of calculating per share amounts.

                                     INCOME (LOSS) FROM             DISTRIBUTIONS TO
                                  INVESTMENT OPERATIONS(G)            SHAREHOLDERS
                           -------------------------------------- ---------------------
                                                         NET
                                                     REALIZED AND
                                                      UNREALIZED
                                                       GAIN ON                              NET
                 NET ASSET    NET      NET REALIZED    FOREIGN       FROM    IN EXCESS   INCREASE   NET ASSET
                  VALUE,   INVESTMENT AND UNREALIZED   CURRENCY      NET       OF NET   (DECREASE)   VALUE,
                 BEGINNING   INCOME   GAIN (LOSS) ON   RELATED    INVESTMENT INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   (LOSS)    INVESTMENTS   TRANSACTIONS   INCOME     INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- -------------- ------------ ---------- ---------- ----------- --------- ---------
                               ASIA GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $16.49     $ 0.06       $(0.11)       $(0.12)     $(0.01)    $  --      $(0.18)    $16.31     (1.01)%
1997--Class B
Shares(e).......   17.31      (0.05)       (0.48)        (0.51)        --       (0.03)     (1.07)     16.24     (6.02)(c)
1997--Institu-
tional
Shares(e).......   16.61       0.04        (0.11)        (0.11)      (0.04)     (0.06)     (0.28)     16.33     (1.09)(c)
1996--Class A
Shares..........   13.31       0.17         3.44         (0.12)      (0.17)     (0.14)      3.18      16.49     26.49
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(b).......   14.18       0.11        (0.89)         0.01       (0.10)       --       (0.87)     13.31     (5.46)(c)

--------------------------------------------------------------------------------

                                                                               RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER
                                                                                  OF FEES OR
                                                                             EXPENSE LIMITATIONS
                                                                           ------------------------
                                                               RATIO OF                 RATIO OF
                                          NET     RATIO OF        NET                      NET
                                       ASSETS AT     NET      INVESTMENT    RATIO OF   INVESTMENT
                 PORTFOLIO   AVERAGE    END OF   EXPENSES TO INCOME (LOSS)  EXPENSES  INCOME (LOSS)
                 TURNOVER   COMMISSION  PERIOD   AVERAGE NET  TO AVERAGE   TO AVERAGE  TO AVERAGE
                   RATE      RATE(F)    (000'S)    ASSETS     NET ASSETS   NET ASSETS  NET ASSETS
                 ---------- ---------- --------- ----------- ------------- ---------- -------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   48.40%     $.0151   $263,014     1.67%         0.20%       1.87%        0.00%
1997--Class B
Shares(e).......   48.40       .0151      3,354     2.21(d)      (0.56)(d)    2.37(d)     (0.72)(d)
1997--Institu-
tional
Shares(e).......   48.40       .0151     13,322     1.10(d)       0.54(d)     1.26(d)      0.38(d)
1996--Class A
Shares..........   88.80         --     205,539     1.77          1.05        2.02         0.80
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(b).......   36.08(c)      --     124,298     1.90(d)       1.83(d)     2.38(d)      1.35(d)

-----------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.

(c) Not annualized.

(d) Annualized.

(e) For the period from February 2 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional and Class B shares, respectively.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(g) Includes the balancing effect of calculating per share amounts.

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  The Investment Advisers may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Advisers utilize first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Advisers may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Advisers, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

   Value Style Funds. The Growth and Income and Mid Cap Equity Funds are managed using a value oriented approach. The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

  Growth Style Funds. The International Equity, Emerging Markets Equity and Asia Growth Funds are managed using a growth oriented approach. Equity securities for these Funds are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. These Funds will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

  Quantitative Style Funds. The CORE U.S. Equity and CORE Large Cap Growth Funds are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Funds' investment process. Equity securities are evaluated using both a proprietary quantitative multifactor model and the investment opinions of Goldman Sachs' research analysts. The Investment Adviser then uses computerized optimization techniques to construct diversified portfolios consisting of stock that are highly rated both by the Investment Adviser's proprietary multifactor model and by Goldman Sachs' research analysts. The optimizer seeks to balance expected returns against portfolio risk in an effort to find the portfolio with the optimal reward to risk trade-off relative to the Fund's investment objectives.

 GROWTH AND INCOME FUND


  Objectives. The Fund's investment objectives are to provide investors with long-term growth of capital and growth of income.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

  Other. The Fund may invest up to 35% of its total assets in fixed income securities that, in the opinion of the Investment Adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 CORE U.S. EQUITY FUND (FORMERLY, THE "SELECT EQUITY FUND")


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio comprised of companies with above average capitalizations and average earnings growth expectations and dividend yields. The Fund may invest only in fixed income securities that are considered cash equivalents.

  Investment Process. The Investment Adviser begins with a universe consisting primarily of blue chip and other large capitalization equity securities. The Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to assign each equity security a rating, and, if the security is followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a second rating is assigned based upon the Research Department's evaluation. In building a diversified portfolio for the Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Funds expected reward to risk ratio. This portfolio is primarily comprised of securities rated highest by the Investment Adviser's Multifactor Model and research analysts and has risk characteristics and industry weightings similar to the S&P 500 Index. Under normal conditions, the securities of any one issuer may not exceed 5% of the Fund's total assets.

  Multifactor Model. The Multifactor Model is a rigorous computerized rating system for valuing equity securities according to fundamental investment characteristics. The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts, and cover measures of value, growth, momentum and risk (e.g., price/earnings ratio, book/price ratio, growth forecasts, earnings estimate revisions, price momentum, price volatility and earnings stability). All of the factors used in the Multifactor Model have been shown to significantly impact the performance of equity securities. The weightings assigned to the factors are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, they possess an attractive combination of investment characteristics.

  Research Department. In assigning ratings, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgement as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors. By employing both a quantitative (i.e., the Multifactor Model) and a qualitative (i.e., the analyst's ratings) method of selecting securities, the Fund seeks to capitalize on the strengths of each discipline.

 CORE LARGE CAP GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields. The Fund may invest only in fixed income securities that are considered cash equivalents.

  For a description of the investment process of the Fund, see "Investment Process," "Multifactor Model" and "Research Department" under "CORE U.S. EQUITY FUND."

 MID CAP EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of Mid Cap Companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) of between $500 million and $7 billion at the time of investment. However, the Fund currently intends to emphasize investments in Mid Cap Companies with public stock market capitalizations of below $5 billion at the time of investment. Dividend income, if any, is an incidental consideration.

  Other. The Fund may invest up to 35% of its total assets in mortgage-backed, asset-backed and fixed income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 INTERNATIONAL EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the Emerging Countries in which the Emerging Markets Equity Fund may invest. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries.

  Other. The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors." Up to 35% of the Fund's total assets may be invested in fixed income securities.

 EMERGING MARKETS EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of Emerging Country issuers. For purposes of the Fund's investment policies, Emerging Countries are countries with economies or securities markets that are considered by the Investment Adviser not to be fully developed. The Investment Adviser may consider, but is not bound by, classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, Emerging Countries include among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following Emerging Countries: Argentina, Botswana,

Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. At the Investment Adviser's discretion, the Fund may invest in other Emerging Countries.

  An Emerging Country issuer is any entity that satisfies at least one of the following criteria: (i) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Emerging Countries,
(ii) it is organized under the laws of, or has a principal office in, an Emerging Country, (iii) it maintains 50% or more of its assets in one or more of the Emerging Countries or (iv) the principal securities trading market for a class of its securities is in an Emerging Country.

  Investments in Emerging Countries involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase privately placed equity securities, equity securities of companies that are in the process of being privatized by foreign governments, securities of issuers that have not paid dividends on a timely basis, equity securities of issuers that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors."

  Under normal circumstances, the Fund maintains investments in at least six Emerging Countries and will not invest more than 35% of its total assets in securities of issuers in any one Emerging Country. Allocation of the Fund's investments will depend upon the relative attractiveness of the Emerging Country markets and particular issuers. In addition, macro-economic factors and the portfolio manager's and Goldman Sachs economists' views of the relative attractiveness of Emerging Countries and currencies are considered in allocating the Fund's assets among Emerging Countries. Concentration of the Fund's assets in one or a few Emerging Countries and currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities--Foreign Transactions" and "Risk Factors." The Fund may invest in the aggregate up to 35% of its total assets in (i) fixed income securities of private and governmental Emerging Country issuers, (ii) equity and fixed income securities of issuers in developed countries and (iii) temporary investments.


 ASIA GROWTH FUND

  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the Asian countries, (ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the Asian countries, (iii) they maintain 50% or more of their assets in one or more of the Asian countries, or (iv) they are organized under the laws of one of the Asian countries. The Fund seeks to achieve its objective by investing primarily in equity securities of Asian companies which are considered by the Investment Adviser to have long-term capital appreciation potential. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase equity securities of issuers that have not paid dividends on a timely basis, securities of companies that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors."

  The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand as well as any other country in the Asian region (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Allocation of the Fund's investments will depend upon the relative attractiveness of the Asian markets and particular issuers. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities-- Foreign Investments." The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed income securities.


                           DESCRIPTION OF SECURITIES


CONVERTIBLE SECURITIES

  Each Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the CORE U.S. Equity and CORE Large Cap Growth Funds invest are not subject to any minimum rating criteria. The convertible debt securities in which the other Funds may invest are subject to the same rating criteria as a Fund's investments in non-convertible debt securities. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. Each Fund may invest in the securities of foreign issuers (provided that the CORE U.S. Equity and CORE Large Cap Growth Funds may only invest in equity securities of foreign issuers that are traded in the U.S. and comply with U.S. accounting standards). Investments in foreign securities may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in equity securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

  INVESTMENTS IN ADRS, EDRS AND GDRS. Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and each Fund, other than CORE U.S. Equity and CORE Large Cap Growth Funds, may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in

Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund will avoid currency risks during the settlement period for purchases and sales.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the International Equity, Emerging Markets Equity and Asia Growth Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the International Equity, Emerging Markets Equity and Asia Growth Funds may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. The International Equity, Emerging Markets Equity and Asia Growth Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or the International Equity, Emerging Markets Equity and Asia Growth Funds enter into forward foreign currency exchange contracts to sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The International Equity, Emerging Markets Equity and Asia Growth Funds may also engage in a variety of foreign currency management techniques. However, due to the limited market for these instruments with respect to the currencies of many Emerging Countries, including certain Asian countries, the Investment Advisers do not currently anticipate that a significant portion of Emerging Markets Equity and Asia Growth Fund's currency exposure will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

FIXED INCOME SECURITIES

  U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. See "Taxation" in the Additional Statement.

  FOREIGN GOVERNMENT SECURITIES. The International Equity, Emerging Markets Equity and Asia Growth Funds may invest in debt obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may also invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

  CORPORATE DEBT OBLIGATIONS. Each Fund may invest in corporate debt obligations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  BANK OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

  STRUCTURED SECURITIES. Each Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

  RATING CRITERIA. Except as noted below, each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Growth and Income, International Equity, Emerging Markets Equity and Asia Growth Funds may invest up to 10%, 35%, 35% and 35%, respectively, of their total assets in debt securities which are unrated or rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. Mid Cap Equity Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or B or higher by Moody's. Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Fixed income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

  Each Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependant upon cash flow from their investments to repay financing costs and the ability of the REITs' manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


                             INVESTMENT TECHNIQUES


OPTIONS ON SECURITIES AND SECURITIES INDICES

  Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. A Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing call and put options for hedging purposes, the International Equity,

Emerging Markets Equity and Asia Growth Funds may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The CORE U.S. Equity and CORE Large Cap Growth Funds may enter into such transactions only with respect to the S&P 500 Index in the case of the CORE U.S. Equity Fund and a representative index in the case of the CORE Large Cap Growth Fund. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Future Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if its Investment Adviser deems it appropriate to do so.

ILLIQUID AND RESTRICTED SECURITIES

  A Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, swap transactions, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Advisers the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The International Equity, Emerging Markets Equity and Asia Growth Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with an Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  Each Fund may also seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

SHORT SALES AGAINST-THE-BOX

  Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such short sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes; a gain or loss in a Fund's long position will be offset by a gain or loss in its short position.

TEMPORARY INVESTMENTS

  Each Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE U.S. Equity, CORE Large Cap Growth and Emerging Markets Equity Funds may only hold up to 35% of their respective total assets) in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) warrants and stock purchase rights,
(ii) currency swaps (International Equity, Emerging Markets Equity and Asia Growth Funds only), (iii) other investment companies and (iv) unseasoned companies. For more information see the Additional Statement.


                                 RISK FACTORS

  RISK OF INVESTING IN SMALL CAPITALIZATION COMPANIES. Investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

  SPECIAL RISKS OF INVESTMENTS IN THE ASIAN AND OTHER EMERGING
MARKETS. Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed under "Description of Securities--

Foreign Investments." The International Equity, Emerging Markets Equity and Asia Growth Funds may each invest without limit in the securities of issuers in Emerging Countries. The Growth and Income and Mid Cap Equity Funds may each invest up to 15% of their total assets in securities of issuers in Emerging Countries. Emerging Countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain Emerging Countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been exceeded.

  Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain Emerging Countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries. See "Other Investment Companies" in the Additional Statement.

  Many Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. Many Emerging Countries do not have fully democratic governments. For example, governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Asian and other Emerging Countries. Unanticipated political or social developments may affect the values of a Fund's investments. Investing in Emerging Countries involves the risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Economies in individual Emerging Countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Economies in Emerging Countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

  Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. A Fund's investment in Emerging Countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund. Settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

  Currently, there is no market or only a limited market for many of the management techniques and instruments with respect to the currencies and securities markets of the Emerging Countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

  RISK OF INVESTING IN FIXED INCOME SECURITIES. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, structured securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund can not be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.


                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and may under certain circumstances make it more difficult for a Fund to qualify as a regulated investment company under the Code. See "Financial Highlights" for a statement of each Fund's (other than the CORE Large Cap Growth and Emerging Markets Equity Funds) historical portfolio turnover ratio. It is anticipated that the annual portfolio turnover rates of the CORE Large Cap Growth and Emerging Markets Equity Funds will generally not exceed 70% and 100%, respectively. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. Notwithstanding the foregoing, the Investment Adviser may, from time to time, make short-term investments when it believes such investments are in the best interest of a Fund.


                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise the Funds' daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the CORE Large Cap Growth, Growth and Income and Mid Cap Equity Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the CORE U.S. Equity Fund. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as the investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organisation Limited in 1990 and registered as an investment adviser in 1991. As of March 24, 1997, Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P. and Goldman Sachs Asset Management International, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $104.9 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, may rely upon the asset management division of its Singapore and Tokyo affiliates for portfolio decisions and management with respect to certain portfolio securities and is able to draw upon the research and expertise of its other affiliate offices. In addition, the Investment Advisers will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

 FUND MANAGERS


                                                YEARS
                                                PRIMARILY
  NAME AND TITLE    FUND RESPONSIBILITY         RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
  --------------    -------------------         -----------     ----------------------------
  G. Lee             Portfolio Manager--           Since    Mr. Anderson joined the Investment
   Anderson          Growth and Income             1996     Adviser in 1992. Prior to 1992, he
   Vice              Mid Cap Equity                1997     was a research analyst in the
   President                                                Investment Research Department of
                                                            Goldman, Sachs & Co.
------------------------------------------------------------------------------------------------
  Eileen A.          Portfolio Manager--           Since    Ms. Aptman jointed the Investment
   Aptman            Mid Cap Equity                1996     Adviser in 1993. Prior to 1993, she
   Vice              Growth and Income             1996     was an equity analyst at Delphi
   President                                                Management.
------------------------------------------------------------------------------------------------
  Robert             Portfolio Manager             Since    Mr. Beckwitt joined the Investment
   Beckwitt          Emerging Markets Equity       1997     Adviser in 1996. Prior to 1996, he
   Vice                                                     was Chief Investment Strategist--
   President                                                Portfolio Advisory at Fidelity
                                                            Investments.
------------------------------------------------------------------------------------------------
  Kent A. Clark      Portfolio Manager--           Since    Mr. Clark joined the Investment
   Vice              CORE U.S. Equity              1996     Adviser in 1992. Prior to 1992, he
   President         CORE Large-Cap Growth         1997     was studying for a Ph.D. in finance
                                                            at the University of Chicago.
------------------------------------------------------------------------------------------------
  Ronald E.          Senior Portfolio Manager--    Since    Mr. Gutfleish joined the Investment
   Gutfleish         Growth and Income             1993     Adviser in 1993. Prior to 1993, he
   Vice              Mid Cap Equity                1995     was a principal of Sanford C.
   President                                                Bernstein & Co. in its Investment
                                                            Management Research Department.
------------------------------------------------------------------------------------------------
  Roderick D.        Portfolio Manager--           Since    Mr. Jack joined the Investment
   Jack              International Equity          1992     Adviser in 1992. Prior to 1992, he
   Managing                                                 worked in the advisory and financing
   Director                                                 group for
                                                            S.G. Warburg in London.
------------------------------------------------------------------------------------------------
  Robert C.          Senior Portfolio Manager--    Since    Mr. Jones joined the Investment
   Jones             CORE U.S. Equity              1991     Adviser in 1989. From 1987 to 1989,
   Managing          CORE Large Cap Growth         1997     Mr. Jones was a senior quantitative
   Director                                                 analyst in the Research Department.
------------------------------------------------------------------------------------------------
  Marcel Jongen      Portfolio Manager--           Since    Mr. Jongen joined the Investment
   Executive         International Equity          1992     Adviser in 1992. Prior to 1992, he
   Director                                                 was head of equities at Philips
                                                            Pension Fund in Eindhoven.
------------------------------------------------------------------------------------------------
  Alice Lui          Portfolio Manager--           Since    Ms. Lui joined the Investment
   Vice              Asia Growth                   1994     Adviser in 1990.
   President
------------------------------------------------------------------------------------------------
  Shogo Maeda        Portfolio Manager--           Since    Mr. Maeda joined the Investment
   Vice              International Equity          1994     Adviser in 1994. Prior to 1994, he
   President                                                worked at Nomura Investment
                                                            Management Incorporated and for a
                                                            period at Manufacturers Hanover Bank
                                                            in New York.
------------------------------------------------------------------------------------------------
  Warwick M.         Senior Portfolio Manager--    Since    Mr. Negus joined the Investment
   Negus             Asia Growth                   1994     Adviser in 1994. Prior to 1994, he
   Managing          Portfolio Manager--                    was a vice president of Bankers
   Director          International Equity          1994     Trust Australia Ltd.
                     Emerging Markets Equity       1997
------------------------------------------------------------------------------------------------
  Victor H.          Portfolio Manager--           Since    Mr. Pinter joined the Investment
   Pinter            CORE U.S. Equity              1996     Adviser in 1990.
   Vice              CORE Large Cap Growth         1997
   President

                                     YEARS
                                     PRIMARILY
  NAME AND TITLE FUND RESPONSIBILITY RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
  -------------- ------------------- -----------     ----------------------------
  Ramakrishna    Portfolio              Since    Mr. Shanker joined the Investment
   Shanker       Manager--              1997     Adviser in 1997. Prior to 1997, he
   Vice          Asia Growth                     worked for the Investment Banking
   President                                     Division of Goldman, Sachs & Co. in
                                                 Singapore.
------------------------------------------------------------------------------------
  Karma Wilson   Portfolio              Since    Ms. Wilson joined the Investment
   Vice          Manager--              1995     Adviser in 1994. Prior to 1994, she
   President     Asia Growth                     was an investment analyst with
                                                 Bankers Trust Australia Ltd. Before
                                                 1992 she was employed by Arthur
                                                 Andersen LLP.


  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                                                FOR THE FISCAL
                                                   CONTRACTUAL    YEAR ENDED
                                                      RATE*    JANUARY 31, 1997*
                                                   ----------- -----------------
     GSAM
     Growth and Income............................    0.70%          0.70%
     CORE Large Cap Growth........................    0.75%            N/A
     Mid Cap Equity...............................    0.75%          0.75%
     GSFM
     CORE U.S. Equity.............................    0.75%          0.59%
     GSAMI
     International Equity.........................    1.00%          0.89%
     Emerging Markets Equity......................    1.20%            N/A
     Asia Growth..................................    1.00%          0.86%

---------------------
*With respect to the Growth and Income, CORE U.S. Equity, Mid Cap Equity, International Equity and Asia Growth Funds, a Management Agreement combining both advisory and administrative services were adopted effective April 30, 1997. The contractual rate set forth in the table is the rate payable under the Management Agreement and is identical to the aggregate advisory and administration fees payable by each Fund under the previous separate investment advisory (including subadvisory in the case of International Equity
Fund) and administration agreements. For the fiscal year ended January 31, 1997, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Advisers may discontinue or modify such voluntary limitations in the future at their discretion, although they have no current intention to do so.

  The Investment Advisers to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, International Equity, Emerging Markets Equity and Asia Growth Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses and, in the case of each Fund other than CORE Large Cap Growth Fund, transfer agency fees) to the extent such expenses exceed .11%,
 .06%, .05%, .20%, .16% and .24% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding a Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is not entitled to receive a transfer agency fee from the CORE U.S. Equity, International Equity and Asia Growth Funds with respect to Institutional or Service Shares. Goldman Sachs is entitled to receive a transfer agency fee from the Growth and Income, Mid Cap Equity and Emerging Markets Equity Funds equal to 0.04% of the average daily net assets of the Institutional and Service Shares of such Funds. Such fees are equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class A and B shares plus 0.04% of the average daily net assets of the other classes of the CORE Large Cap Equity Fund.


                                NET ASSET VALUE

  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.


                            PERFORMANCE INFORMATION

  From time to time each Fund may publish average annual total return and the Growth and Income Fund may publish its yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which are based on the net asset value per share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  The Growth and Income Fund computes its yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Growth and Income Fund's quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share on the last day of the period for which the distribution rates are being calculated.

  Each Fund's total return, yield and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the total return, yield and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust."

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time make a list of their holdings available to investors upon request.

                              SHARES OF THE TRUST

  Each Fund is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Equity Portfolios, Inc., a Maryland corporation, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares, are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  As of April 1, 1997, State Street Bank and Trust Company as Trustee for Goldman Sachs Profit Sharing Master Trust, Attention: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 was recordholder of 97.88% of Mid Cap Equity Fund's outstanding shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.


                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes. The CORE Large Cap Growth and Emerging Markets Equity Funds intend to elect and each other Fund has elected to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to its shareholders as ordinary income. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Dividends paid by International Equity, Emerging Markets Equity and Asia Growth Funds are not generally expected to qualify, in the hands of corporate shareholders, for the corporate dividends-received deduction, but a portion of each other Fund's dividends may generally so qualify. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Funds do not anticipate that they will elect to pass such foreign taxes through to their shareholders, who therefore will generally not take such taxes into account on their own tax returns. The Funds will generally deduct such taxes in determining the amounts available for distribution to shareholders.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.

                            ADDITIONAL INFORMATION

  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              ADDITIONAL SERVICES

  The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate certain institutions ("Service Organizations") for providing account administration and personal and account maintenance services to their customers who are beneficial owners of such Shares. The Trust, on behalf of the Funds, enters into agreements with Service Organizations which purchase Service Shares on behalf of their custom-ers ("Service Agreements"). The Service Agreements provide for compensation to the Service Organizations in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Fund attributable to or held in the name of the Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. The services provided by the Service Organizations may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers, process-ing orders to purchase, redeem or exchange Service Shares for customers, re-sponding to inquiries from prospective and existing shareholders and assisting customers with investment procedures.

  For the fiscal year ended January 31, 1997, Asia Growth Fund had no Service Shares outstanding.

  Holders of Service Shares of a Fund bear all expenses and fees paid to Serv-ice Organizations for their services with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

  Service Organizations may charge other fees to their customers who are the beneficial owners of Service Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organi-zation under a Service Agreement and may affect the return earned on an invest-ment in a Fund. The Trust, on behalf of the Funds, accrues payments made pursu-ant to a Service Agreement daily. All inquiries of beneficial owners of Service Shares should be directed to such owners' Service Organization.


                            REPORTS TO SHAREHOLDERS


  Recordholders of Service Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Service Shares will also be provided with a printed confirma-tion for each transaction in its account and a quarterly account statement. A year-to-date statement for any account will be provided to a Service Organiza-tion upon request made to Goldman Sachs.

  Service Organizations will be responsible for providing services similar to those described above to their customers who are the beneficial owners of such Shares. For example, Service Organizations are responsible for providing each customer exercising investment discretion with monthly statements with respect to such customer's account in lieu of an immediate confirmation of each trans-action.

                                   DIVIDENDS


  Each dividend from net investment income and capital gain distributions, if any, declared by a Fund on its outstanding Service Shares will, at the election of each shareholder, be paid (i) in cash or (ii) in additional Service Shares of such Fund. This election should initially be made on a shareholder's Account Information Form and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in Service Shares of the applicable Fund.

  The election to reinvest dividends and distributions paid by a Fund in addi-tional Service Shares of the Fund will not affect the tax treatment of such dividends and distributions, which will be treated as received by the share-holder and then used to purchase Service Shares of a Fund.

  Each Fund intends that all or substantially all its net investment income and net realized long-term and short-term capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Growth and Income Fund will pay dividends from net investment income quarterly. Each other Fund will pay dividends from net investment income at least annually. All of the Funds will pay dividends from net realized long-term and short-term capital gains, reduced by available capital losses, at least annually. From time to time, a portion of a Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of shares of a Fund a portion of the net asset value per share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                           PURCHASE OF SERVICE SHARES

  Customers of Service Organizations may invest in Service Shares only through Service Organizations. Service Shares may be purchased on any Business Day by a Service Organization through Goldman Sachs at the net asset value per share next determined after receipt of an order. No sales load will be charged. If, by the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), an order is received from a Serv-ice Organization by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value." Purchases of Service Shares of the Fund must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Service Shares."

  The Service Organizations are responsible for the timely transmittal of purchase orders to Goldman Sachs and payments to State Street. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and payments must be received by them.

PURCHASE PROCEDURES

  Purchases of Service Shares may be made by a Service Organization placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street Bank and Trust Company ("State Street") or initiating an ACH transfer. Purchases may also be made by a Service Organization by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check) or Federal Reserve draft made payable to "Goldman Sachs Equity Funds-- Name of Fund and Class of shares" and should be directed to "Goldman Sachs Equity Funds--Name of Fund and Class of shares," c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711.

OTHER PURCHASE INFORMATION

  The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organization for further information concerning such requirements and charges.

  The Funds reserve the right to redeem Service Shares of any Service Organiza-tion whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of such shareholder's ac-count falls below the minimum account balance solely as a result of market con-ditions. The Trust will give sixty (60) days' prior written notice to Service Organizations whose Service Shares are being redeemed to allow them to purchase sufficient additional Service Shares to avoid such redemption.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for ex-ample, when a purchaser or group of purchaser's pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales, or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                               EXCHANGE PRIVILEGE

  Service Shares of the Funds may be exchanged by a Service Organization for
(i) Service Shares of any other mutual fund sponsored by Goldman Sachs and des-ignated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Equity Funds--Name of Fund and Class of shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Infor-mation Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares and consider its investment objective, policies and applicable fees before mak-ing an exchange. Service Shares acquired by telephone exchange must be regis-tered in the same name(s) and have the same address as Service Shares of the Fund for which the exchange is being made.

   In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Service Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes the telephone exchange privilege may be dif-ficult to implement. For federal income tax purposes, an exchange is treated as a sale of the Service Shares surrendered in the exchange, on which an investor may realize a gain or loss, followed by a purchase of Service Shares or the corresponding class of any Goldman Sachs Money Market Fund received in the ex-change. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange. Exchanges are available only in states where ex-changes may legally be made. The exchange privilege may be modified or with-drawn at any time on sixty (60) days' written notice to recordholders of Serv-ice Shares and is subject to certain limitations. See "Purchase of Service Shares."


                          REDEMPTION OF SERVICE SHARES

  The Funds will redeem their Service Shares upon request of the recordholder of such Shares on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net As-set Value." If Service Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Service Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover of this Prospectus. A Service Organization may request redemptions by telephone if the optional telephone redemption priv-ilege is elected on the Account Information Form. It may be difficult to imple-ment redemptions by telephone in times of drastic economic or market changes.

   In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired to the recordholder of Service Shares, or if the recordholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the customer's Service Organization in the transfer process. If a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organizations.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been submitted to the Transfer Agent by the recordholder of Service Shares.

  Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate timely transmittal of redemption requests, Service Organizations have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

                              --------------------

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL

133 PETERBOROUGH COURT

LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY

CUSTODIAN

1776 HERITAGE DRIVE

NORTH QUINCY, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550

EQ1SS/4.5k/596
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS EQUITY FUNDS

--------------------------------------------------------------------------------

PROSPECTUS

SERVICE SHARES



GOLDMAN
SACHS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION

                                 CLASS A SHARES
                                 CLASS B SHARES

                          GOLDMAN SACHS BALANCED FUND
                      GOLDMAN SACHS GROWTH AND INCOME FUND
                      GOLDMAN SACHS CORE U.S. EQUITY FUND
                    GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
                       GOLDMAN SACHS CAPITAL GROWTH FUND
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                      GOLDMAN SACHS SMALL CAP EQUITY FUND
                   GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
                         GOLDMAN SACHS ASIA GROWTH FUND
                   (EQUITY PORTFOLIOS OF GOLDMAN SACHS TRUST)
                               One New York Plaza
                            New York, New York 10004

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the prospectus for the Class A Shares and Class B Shares of Goldman Sachs Balanced Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs International Equity Fund, Goldman Sachs Small Cap Equity Fund, Goldman Sachs Emerging Markets Equity Fund and Goldman Sachs Asia Growth Fund dated May 1, 1997 as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

                               TABLE OF CONTENTS

                                                       Page
                                                       ====

Introduction.........................................  B-3
Investment Policies..................................  B-4
Investment Restrictions..............................  B-32
Management...........................................  B-34
Portfolio Transactions and Brokerage.................  B-47
Net Asset Value......................................  B-53
Performance Information..............................  B-54
Shares of the Trust..................................  B-73
Taxation.............................................  B-76
Financial Statements.................................  B-83
Other Information....................................  B-83
Distribution and Authorized Dealer Service Plans.....  B-84
Other Information Regarding Purchases, Redemptions,
 Exchanges and Dividends.............................  B-90
Appendix A:..........................................  1-A
Appendix B:..........................................  1-B
Appendix C:..........................................  1-C

             The date of this Additional Statement is May 1, 1997.

GOLDMAN SACHS FUNDS MANAGEMENT, L.P.         GOLDMAN, SACHS & CO.
Adviser to:                                  Distributor
Goldman Sachs CORE U.S. Equity Fund          85 Broad Street
Goldman Sachs Capital Growth Fund            New York, New York 10004
One New York Plaza
New York, New York 10004


GOLDMAN SACHS ASSET MANAGEMENT               GOLDMAN SACHS ASSET
Adviser to:                                  MANAGEMENT INTERNATIONAL
Goldman Sachs Balanced Fund                  Adviser to:
Goldman Sachs Growth and Income Fund         Goldman Sachs International Equity
Fund
Goldman Sachs CORE Large Cap Growth Fund     Goldman Sachs Emerging Markets
Equity
Goldman Sachs Small Cap Equity Fund           Fund
One New York Plaza                            Goldman Sachs Asia Growth Fund
New York, New York 10004                      133 Peterborough Court
                                             London, England EC4A 2BB

GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, Illinois 60606

                          Toll free.......800-526-7384

                                  INTRODUCTION

    Goldman Sachs Trust (the "Trust") is an open-end, management investment company. The following series of the Trust are described in this Additional
Statement: Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), CORE U.S. Equity Fund ("CORE U.S. Equity Fund")(formerly known as "Goldman Sachs Select Equity Fund"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs International Equity Fund ("International Equity Fund"), Goldman Sachs Small Cap Equity Fund ("Small Cap Equity Fund"), Goldman Sachs Emerging Markets Equity Fund ("Emerging Markets Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund") (collectively referred to herein as the "Funds").

    The Funds were initially organized as a series of a corporation formed under the laws of the State of Maryland on September 27, 1989 and were reorganized as a Delaware business trust as of April 30, 1997. The Trustees have authority under the Trust's charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. The Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, International Equity, Emerging Markets Equity and Asia Growth Funds currently offer four classes of shares: Class A Shares, Class B Shares, Institutional Shares and Service Shares. The Balanced, Capital Growth and Small Cap Equity Funds currently offer two classes of shares: Class A and Class B Shares. See "Shares of the Trust."

    Goldman Sachs Asset Management, ("GSAM") a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Growth and Small Cap Equity Funds. Goldman Sachs Fund Management, L.P., ("GSFM") an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI are sometimes
referred to collectively herein as the "Advisers."   Goldman Sachs serves as
each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").

    The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of the Funds' investment objectives and policies. There is no assurance that each Fund will achieve its objective.

                              INVESTMENT POLICIES

    Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

BALANCED FUND
=============

    The investment objective of the Balanced Fund is to provide shareholders with long-term capital growth and current income. The Balanced Fund seeks to achieve its investment objective by investing in a balanced portfolio diversified among both equity and fixed income securities.

    Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor's goals. Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. Balanced Fund offers a portfolio of equity and fixed income securities intended to provide less volatility than a portfolio completely invested in equity securities and greater diversification than a portfolio invested in only one asset class. Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity securities.

FIXED INCOME STRATEGIES DESIGNED TO MAXIMIZE RETURN AND MANAGE
RISK

    GSAM's approach to managing the fixed income portion of Balanced Fund's portfolio seeks to provide high returns relative to a market benchmark, the Lehman Brothers Aggregate Bond Index, while also seeking to provide high current income. This approach emphasizes (1) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed-income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (2) individual security selection based on identifying relative value (fixed income securities inexpensive relative to others in their sector); and (3) to a lesser extent, strategies based on GSAM's expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.

    GSAM seeks to manage fixed income portfolio risk in a number of ways. These include diversifying the fixed income portion of the Balanced Fund's portfolio among various types of fixed income securities and utilizing sophisticated quantitative models to understand how the fixed income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and to monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund's portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman Sachs and a broad range of other sources.

    A number of investment strategies will be used in selecting fixed income securities for the Fund's portfolio. GSAM's fixed income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Adviser's target duration, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.

    MARKET SECTOR SELECTION. Market sector selection is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.

    ISSUER SELECTION. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing (within the constraints imposed by Balanced Fund's minimum credit quality requirements). This strategy focuses on four types of investment-grade corporate issuers. Selection of securities from the first type of issuers -those with low but stable credit - is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers - those with low and intermediate but improving credit quality - is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually, price appreciation should occur relative to alternative securities as credit quality improves, the nationally recognized statistical rating organizations upgrade credit ratings, and credit spreads narrow. Securities from the third type of issuers - issuers with deteriorating credit quality - will be avoided, since total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while GSAM concurs with the lower published quality rating, the securities would generally be sold and any potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market reevaluation and relative price appreciation.

    YIELD CURVE STRATEGY. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a "barbell" strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a "bullet" strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a "neutral yield curve" strategy in which the maturity distribution mirrors that of a benchmark.

CORE U.S. EQUITY AND CORE LARGE CAP GROWTH FUNDS
================================================

    Under normal circumstances, the Funds will invest at least 90% of their total assets in equity securities.

    The investment strategy of the CORE U.S. Equity and CORE Large Cap Growth Funds will be implemented to the extent it is consistent with maintaining a Fund's qualification as a regulated investment company under the Internal Revenue Code. A Fund's strategy may be limited, in particular, by the requirement for such qualification that less than 30% of the Fund's gross income for its taxable year be derived from the sale or other disposition of stocks or securities or certain other investments (generally including options and futures contracts) held for less than three months.

    Since normal settlement for equity securities is three trading days, the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund's net assets. The Funds may purchase futures contracts only with respect to the S&P 500 Index (in the case of CORE U.S. Equity Fund) and a representative index (in the case of CORE Large Cap Growth Fund) in order to keep a Fund's effective equity exposure close to 100%. For example, if cash balances are equal to 10% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 10% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

    THE MULTIFACTOR MODEL.  The Multifactor Model is a rigorous computerized
    =====================
rating system for evaluating equity securities according to a variety of investment characteristics (or factors). The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts and cover measures of value, growth, momentum, risk (e.g. price/earnings ratio, book/price ratio, growth forecasts, earning estimate revisions, price momentum, volatility and earnings stability). All of these factors have been shown to significantly impact the performance of equity securities.

    Because it includes many disparate factors, the Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities possess many different investment characteristics. By using a variety of relevant factors to select securities, the Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select securities.

    The Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities are selected for or weighted in the Fund. Such changes (which may be the result of changes in the Multifactor Model or the method of applying the Multifactor Model) may include: (i) evolutionary changes to the structure of the Multifactor Model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the Fund uses futures); or (iii) changes in the method by which securities are weighted in the Fund. Any such changes will preserve the Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

INTERNATIONAL EQUITY FUND
=========================

    International Equity Fund will seek to achieve its investment objective by investing primarily in equity and equity-related securities of issuers that are organized outside the United States or whose securities are principally traded outside the United States. Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. GSAMI believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for International Equity Fund's highly focused investment approach. For a description of the risks of the International Equity Fund's investments in Asia, see "Investing in Emerging Markets, including Asia."

    A RIGOROUS PROCESS OF STOCK SELECTION. Using fundamental industry and company research, GSAMI's equity team in London, Singapore and Tokyo seeks to identify companies that may achieve superior long-term returns. Stocks are carefully selected for International Equity Fund's portfolio through a three-stage investment process. Because International Equity Fund is a long-term holder of stocks, the portfolio managers adjust International Equity Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

    Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the Adviser seeks to identify attractive industries around the world. Such industries are expected to have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

    Within these industries the Adviser seeks to identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. Management should act in the interests of the owners and seek to maximize returns to all stockholders.

    GSAMI's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

    The members of GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. GSAM's worldwide staff of over 300 professionals includes portfolio managers based in London, Singapore and Tokyo who bring firsthand knowledge of their local markets and companies to every investment decision.

CORPORATE DEBT OBLIGATIONS
==========================

    Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE U.S. Equity and Core Large Cap Growth Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

    An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

    The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of Balanced, Growth and Income, Capital Growth, Mid Cap Equity, Small Cap Equity, Emerging Markets Equity and Asia Growth Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund's net asset value.

    Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which Balanced, Growth and Income, Capital Growth, Mid Cap Equity, Small Cap Equity, Emerging Markets Equity and Asia Growth Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

    Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

    Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

ZERO COUPON BONDS
=================

    A Fund's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES
=====================================

    The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

CUSTODIAL RECEIPTS
==================

    Each Fund may invest up to 5% of its net assets in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificatesof Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

MUNICIPAL SECURITIES
====================

    Balanced Fund may invest up to 5% of its net assets in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

    The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

    Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

MORTGAGE-BACKED SECURITIES
==========================

    GENERAL CHARACTERISTICS. Each Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

    The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, the Advisers may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

    A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

    GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is autho rized to borrow from the United States Treasury in an unlimited amount.

    FANNIE MAE CERTIFICATES. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conven tional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

    Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distrib ute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

    FREDDIE MAC CERTIFICATES. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

    Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

    The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participation comprising another Freddie Mac Certificate group.

    MORTGAGE PASS-THROUGH SECURITIES. Each Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

    DESCRIPTION OF CERTIFICATES. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

    Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --------
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

    Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            -------=
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --------
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

    RATINGS. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

    CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

    SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

    In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

    The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

    ALTERNATIVE CREDIT ENHANCEMENT. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

    VOLUNTARY ADVANCES. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

    OPTIONAL TERMINATION. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

    MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securi ties.

    Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

    Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

    Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

    A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

    STRIPPED MORTGAGE-BACKED SECURITIES.   Balanced Fund may invest in stripped
mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

INVERSE FLOATING RATE SECURITIES
================================

    Balanced Fund may invest up to 5% of its net assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed . An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's 15% limitation on investments in such securities.

ASSET-BACKED SECURITIES
=======================

    Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

    Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

    Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
==================================================

    Each Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. CORE U.S. Equity and CORE Large Cap Growth Funds may only enter into such transactions with respect to the S&P 500 Index, for the CORE U.S. Equity Fund and a respective index in the case of the CORE Large Cap Growth Fund. The other Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

    FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

    When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are quoted or denominated in such currency. Each Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire.

    Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

    HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than CORE U.S. Equity and CORE Large Cap Growth Funds) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, each Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

    On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

    OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

    The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

    The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

    OTHER CONSIDERATIONS. Each Fund will engage in futures transactions and will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets quoted or denominated in the related currency) in the cash market at the time when the futures or options position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

    As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test. Under this test the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures to seek to increase total return may not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in currency forward contracts futures contracts and, for a Fund permitted to do so, related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Taxation").

    Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian cash or liquid assets in an amount equal to the underlying value of such contracts and options.

    While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

    Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

OPTIONS ON SECURITIES AND SECURITIES INDICES
============================================

    WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put options on any securities in which it may invest (other than CORE U.S. Equity and CORE Large Cap Growth Funds). A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

    A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

    Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund.

    In addition, a written call option or put option may be covered by maintaining cash or liquid assets (either of which may be quoted or denominated in any currency) in a segregated account, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

    A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

    A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by maintaining cash or liquid assets with a value equal to the exercise price in a segregated account with its custodian.

    A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

    PURCHASING OPTIONS. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest although Select Equity Fund has no present intention of doing so. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

    A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

    A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

    A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

    YIELD CURVE OPTIONS. Balanced Fund, with respect to up to 5% of its net assets, may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

    Balanced Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, Balanced Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. Balanced Fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Adviser, Balanced Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

    Yield curve options written by the Balanced Fund will be "covered." A call (or put) option is covered if the Balanced Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets sufficient to cover the Balanced Fund's net liability under the two options. Therefore, the Balanced Fund's liability for such a covered option is generally limited to the difference between the amount of the Balanced Fund's liability under the option written by the Balanced Fund less the value of the option held by the Balanced Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

    RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission ("SEC") changes its position, each Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

    Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

REAL ESTATE INVESTMENT TRUSTS
=============================

    Each Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

    Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "Act"). REITs (especially mortgage REITs) are also subject to interest rate risks.

WARRANTS AND STOCK PURCHASE RIGHTS
==================================

    Each Fund may invest up to 5% of its net assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Adviser for investment by the Fund. CORE U.S. Equity and CORE Large Cap Growth Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES
==================

    Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Adviser, to offer better opportunity for long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

    Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may be subject to currency exposure independent of their securities positions.

    Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

    Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

    Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

    Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and (except for CORE

U.S. Equity and CORE Large Cap Growth Funds) may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

    ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

    To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

    Each Fund (except CORE U.S. Equity and CORE Large Cap Growth Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets, including Asia," below.

    A Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) may invest in securities of issuers domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities quoted or denominated in other currency "baskets."

CURRENCY TRANSACTIONS
=====================

    INVESTING IN EMERGING MARKETS EQUITY, INCLUDING ASIA. International Equity, Asia Growth and Emerging Markets Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of Emerging Countries issuers (in the case of Emerging Markets Equity and International Equity Funds) and Asian Companies (as defined in the Prospectus) (in the case of Asia Growth Fund), as well as the risks associated with investments quoted or denominated in foreign currencies. Balanced, Growth and Income, Small Cap Equity and Capital Growth Funds may invest, to a lesser extent, in equity and equity-related securities of Emerging Countries issuers. In addition, certain of Balanced, International Equity, Emerging Markets Equity and Asia Growth Fund's potential investment and management techniques entail special risks. The Advisers believe that Asia offers an attractive investment environment and that new opportunities will continue to emerge in the years ahead. Asia Growth Fund concentrates on companies that the Advisers believe are taking full advantage of the region's growth and that have the potential for long-term capital appreciation. See "Investment Objectives and Policies" and "Risk Factors" in the Prospectus and "Emerging Country Securities" in this Additional Statement.

    The pace of change in many Emerging Countries, and in particular those in Asia, over the last 10 years has been rapid. Accelerating economic growth in the region has combined with capital market development, high government expenditure, increasing consumer wealth and taxation policies favoring company expansion. As a result, stock market returns in many Emerging Countries have
been relatively attractive.   See "Risk Factors" in the Prospectus.

    Each of the securities markets of the Emerging Countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of Emerging Country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about Emerging Country issuers than is available about issuers in the United States.

    Certain of the Emerging Country securities markets are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain Emerging Countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in Emerging Countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of Emerging Country markets may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

    Transaction costs, including brokerage commissions or dealer mark-ups, in Emerging Countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Emerging Countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

    Foreign investment in the securities markets of several of the Asian countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain of the Asian countries and may increase the expenses of the Fund. Certain Emerging Countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the Emerging Countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

    Each of the Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds' assets.

    The economies of Emerging Countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many Emerging Countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many Emerging Countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some Emerging Countries are vulnerable to weakness in world prices for their commodity exports.

    A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxation."

    Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.   Growth and Income,  Capital
Growth and Small Cap Equity Funds may enter into forward foreign currency exchange contracts for hedging purposes. Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

    At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

    A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

    Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if GSAM or GSAMI determines that there is a pattern of correlation between the two currencies. Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may also purchase and sell forward contracts to seek to increase total return when GSAM or GSAMI anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

    A Fund's custodian will place cash or liquid assets into a segregated account of such Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or, in the case of Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

    While a Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

      WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. Each Fund (except CORE U.S. Equity and CORE Large Cap Growth Funds) may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the U.S. dollar cost of securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

    Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may purchase call options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

    A call option written by a Fund obligates a Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund would obligate a Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Written Covered Options" above.

    A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

    A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

    A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

    In addition to using options for the hedging purposes described above, Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to seek to increase total return. Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may write
(sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

    Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the put option.

      SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time.
For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

    The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

CURRENCY SWAPS, MORTGAGE SWAPS, INDEX SWAPS AND INTEREST RATE SWAPS, CAPS,
==========================================================================
FLOORS AND COLLARS
==================

    The Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may, with respect to up to 5% of their net assets, enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Balanced Fund may, with respect to 5% of its net assets, enter into mortgage, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

    A Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency.
Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets the Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

    A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

    The use of interest rate, mortgage, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps, caps, floors and collars are illiquid and thus subject to a Fund's 15% limitation on investments in illiquid securities.

LENDING OF PORTFOLIO SECURITIES
===============================

    Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Advisers to be of good standing, and when, in the judgment of the Advisers, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Advisers determine to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
==============================================

    Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

INVESTMENT IN UNSEASONED COMPANIES
==================================

    Each Fund may invest up to 5% of its net assets, calculated at the time of purchase, in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one nationally recognized statistical rating organization. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

OTHER INVESTMENT COMPANIES
==========================

    A Fund reserves the right to invest up to 5% of its net assets in the securities of other investment companies but may not acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Adviser or any of its affiliates acts as adviser, the advisory and administration fees payable by the Fund to an Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Adviser.

REPURCHASE AGREEMENTS
=====================

    Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

    For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

    As with any unsecured debt instrument purchased for a Fund, the Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

    In addition, a Fund, together with other registered investment companies having advisory agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

                            INVESTMENT RESTRICTIONS

    The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "Investment Objectives and Policies" in the Prospectus. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds' fundamental investment restriction no. 1, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

      A Fund may not:
      ===============

         (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

         (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

         (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and
              (e) the Fund may engage transactions in mortgage dollar rolls which are accounted for as financings.

         (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

         (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

         (6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

         (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

         (8) issue senior securities to the extent such issuance would violate applicable law.

    Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

    In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

    A Fund may not:

    (a) Invest in companies for the purpose of excercising control or management.

    (b) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

    (c) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

    (d)  Make short sales of securities, except short sales against the box.

                                   MANAGEMENT

    Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

NAME, AGE                POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST     DURING PAST 5 YEARS
-----------              ----------     -------------------

Ashok N. Bakhru, 53      Chairman       Executive Vice President-Finance and
1325 Ave. of Americas    & Trustee      Administration and Chief Financial
New York, NY  10019                     Officer, Coty Inc. (since April 1996);
                                        President, ABN Associates (June 1994
                                        through March 1996). Senior Vice
                                        President of Scott Paper Company until
                                        June 1994; Director of Arkwright Mutual
                                        Insurance Company; Trustee of
                                        International House of Philadelphia;
                                        Member of Cornell University
                                        Council; Trustee of the Walnut Street
                                        Theater.


*David B. Ford, 51       Trustee        Managing Director, Goldman Sachs (since
One New York Plaza                      1996);General Partner, Goldman Sachs
New York, NY 10004                      (1986-1996); Co-Head of Goldman Sachs
                                        Asset Management (since December
                                        1994).


*Douglas C. Grip, 35     Trustee        Vice President, Goldman Sachs (since
One New York Plaza       & President    May 1996);President, MFS Retirement
New York, NY 10004                      Services Inc., of Massachusetts
                                        Financial Services (prior thereto).


*John P. McNulty, 44     Trustee        Managing Director, Goldman Sachs (since
One New York Plaza                      1996); General Partner of Goldman Sachs
New York, NY 10004                      (1990-1994 and 1995-1996);
                                        Co-Head of Goldman Sachs Asset
                                        Management (since November 1995);
                                        Limited Partner of Goldman Sachs (1994
                                        to November 1995).


Mary P. McPherson, 60    Trustee        President of Bryn Mawr College (since
Taylor Hall                             1978); Director of Bryn Mawr College
 Bryn Mawr,PA 19010                     Josiah Macy, Jr, Foundation (since
                                        1977); director of the Philadelphia
                                        Contributionship (since 1985); Director
                                        of Amherst College (since 1986);
                                        director of Dayton Hudson Corporation
                                        (since 1988); Director of the Spencer
                                        Foundation (since 1993); and member of
                                        PNC Advisory Board (since 1993).

NAME, AGE                POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST     DURING PAST 5 YEARS
-----------              ----------     -------------------

*Alan A. Shuch, 48       Trustee        Limited Partner, Goldman Sachs (since
 One New York Plaza                     1994); Director and Vice President of
 New York, NY  10004                    Goldman Sachs Funds Management Inc.
                                        (from April 1990 to November 1994);
                                        President and Chief Operating
                                        Officer, GSAM (from September 1988 to
                                        November 1994).




Jackson W. Smart, 66     Trustee        Chairman, Executive Committee, First
One Northfield Pz #218                  Commonwealth, Inc. ( a managed dental
Northfield, IL  60093                   care company, since January 1996);
                                        Chairman and Chief Executive Officer,
                                        MSP Communications Inc. (a company
                                        engaged in radio broadcasting) (since
                                        November 1988), Director, Federal
                                        Express Corpo ration (since 1976),
                                        Evanston Hospital Corporation (since
                                        1980), First Commonwealth, Inc. (since
                                        1988) and North American Private Equity
                                        Group Trustee Chairman, Executive
                                        Committee, First (a venture capital
                                        fund).


William H. Springer, 67  Trustee        Vice Chairman and Chief Financial and
701 Morningside Drive                   Administrative Officer, (February 1987
Lake Forest, IL  60045                  to June 1991) of Ameritech (a
                                        telecommunications holding company;
                                        Director,Walgreen Co. (a retail drug
                                        store business); Director of Baker,
                                        Fentress & Co. (a closed-end, non-
                                        diversified management investment
                                        company) (April 1992 to present).


Richard P. Strubel, 57   Trustee        Managing Director, Tandem Partners, Inc.
70 West Madison St.                     (since 1990); President and Chief
Ste 1400                                Executive Officer, Microdot, Inc. (a
Chicago, IL  60602                      diversified manufacturer of fastening
                                        systems and connectors)(January 1984 to
                                        October 1994).

*Scott M. Gilman, 37     Treasurer      Director, Mutual Funds Administration,
One New York Plaza                      Goldman Sachs Asset Management (since
New York, NY  10004                     April 1994); Assistant Treasurer,
                                        Goldman Sachs Funds Management, Inc.
                                        (since March 1993); Vice President,
                                        Goldman Sachs (since March 1990).


*John M. Perlowski, 32   Assistant      Vice President, Goldman Sachs (since
One New York Plaza        Treasurer     July 1995); Director, Investors Bank
New York, NY 10004                      and Trust,November 1993 to July 1995);
                                        Audit Manager of Arthur Andersen
                                        LLP (prior thereto).

*Pauline Taylor, 50      Vice           Vice President of Goldman Sachs (since
4900 Sears Tower          President     1992);  Director Shareholder Servicing
Chicago, IL  60606                      (since June 1992).

NAME, AGE                POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST     DURING PAST 5 YEARS
-----------              ----------     -------------------


*John W. Mosior, 58      Vice           Vice President, Goldman Sachs and
4900 Sears Tower          President     Manager of Shareholder Servicing of
Chicago, IL  60606                      GSAM (since November 1989).


*Nancy L. Mucker, 47     Vice  Vice     President, Goldman Sachs (since April
4900 Sears Tower          President     1985); Manager of Shareholder
Chicago, IL  60606                      Servicing of GSAM since November 1989).


*Michael J. Richman, 36  Secretary      Associate General Counsel of
85 Broad Street                         Goldman Sachs Asset Manage-
New York, NY                            ment (since February 1994);
10004                                   Vice President and Assistant General
                                        Counsel of Goldman Sachs (since June
                                        1992); Counsel to the Funds Group, GSAM
                                        (since June 1992); Partner, Hale and
                                        Dorr (September 1991 to June 1992).


*Howard B. Surloff, 31    Assistant     Assistant General Counsel and Vice
85 Broad Street            Secretary    President, Goldman Sachs (since
New York, NY  10004                     November 1993 and May 1994
                                        respectively); Counsel to the Funds
                                        Group, Goldman Sachs Asset Management
                                        (since November 1993); Associate of
                                        Shereff Friedman, Hoffman & Goodman
                                        (prior thereto).


*Valerie A. Zondorak, 31  Assistant     Vice President, Goldman Sachs (since
85 Broad Street            Secretary    March 1997); Counsel to the Funds
New York, New York 10004                Group, Goldman Sachs Asset Management
                                        (since March 1997);  Associate of
                                        Shereff Friedman, Hoffman &  Goodman
                                        (prior thereto).


*Steven E. Hartstein, 33  Assistant     Legal Products Analyst, Goldman Sachs
85 Broad Street            Secretary    (June 1993 to present); Funds
New York, NY  10004                     Compliance Officer, Citibank Global
                                        Asset Management (August 1991 to June
                                        1993).

*Deborah Farrell, 25      Assistant     Administrative Assistant, Goldman Sachs
 85 Broad Street           Secretary    since January 1994.  Formerly at Cleary
 New York, NY 10004                     Gottlieb, Steen and Hamilton.

*Kaysie P. Uniacke, 36    Assistant     Vice President and Senior Portfolio
One New York Plaza         Secretary    Manager, Goldman Sachs Asset
New York, NY 10004                      Management (since 1988).

NAME, AGE                POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST     DURING PAST 5 YEARS
-----------              ----------     -------------------

*Elizabeth D.
  Anderson, 27            Assistant     Portfolio Manager, GSAM (since April
One New York Plaza         Secretary    1996); Junior Portfolio Manager,
New York, NY 10004                      Goldman Sachs Asset Management (since
                                        1993); Funds Trading Assistant, GSAM
                                        (1993-1995); Compliance Analyst,
                                        Prudential Insurance (1991-1993).

     As of April ___, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust (or its predecessors) for the one-year period ended January 31, 1997:

                                             Pension or           Total
                                             Retirement        Compensation
                                              Benefits      from Goldman Sachs
                            Aggregate        Accrued as        Mutual Funds
                          Compensation         Part of        (including the
Name of Trustee         from the Funds***  Funds' Expenses       Funds)*
----------------------  -----------------  ---------------  ------------------

Paul C. Nagel, Jr.**               $3,775               $0             $62,450
Ashok N. Bakhru                     3,969                0              69,299
Marcia L. Beck                          0                0                   0
David B. Ford                           0                0                   0
Douglas C. Grip                         0                0                   0
Alan A. Shuch                           0                0                   0
Jackson W. Smart                    3,388                0              58,954
William H. Springer                 3,388                0              58,954
Richard P. Strubel                  3,388                0              58,954

______________

     * The Goldman Sachs Mutual Funds consisted of 31 mutual funds on January 31, 1997.

     **   Retired as of June 30, 1996.

     *** Effective May 1, 1997, the Funds were reorganized from series of Goldman Sachs Equity Portfolios, Inc. (the "Corporation") into the Trust. The amounts shown in the column reflect compensation paid to the Trustees by the Corporation.

MANAGEMENT SERVICES
===================

     As stated in the Funds' Prospectus, GSFM, One New York Plaza, New York, New York, a Delaware limited partnership and an affiliate of Goldman Sachs, 85 Broad Street, New York, New York, serves as investment adviser to CORE U.S. Equity and Capital Growth Funds. GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to Balanced, Growth and Income, CORE Large Cap Growth, Mid Cap Equity and Small Cap Equity Funds. GSAMI, 133 Peterborough Court, London, England, EC4A 2BB serves as investment adviser to International Equity, Emerging Markets Equity and Asia Growth Funds. See "Management" in the Funds' Prospectus for a description of the applicable Adviser's duties to the Funds.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the U.S. and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $160 million, the Goldman Sachs Global Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

     In managing the Funds, the Advisers have access to Goldman Sachs' economics research. The Economics Research Department conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the Institutional Investor's annual "All British Research Team Survey" in the following categories:
Economics (U.K.) 1986-1993; Economics/International 1989-1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; and Currency Movements 1986-1993.

     In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities (in particular, the International Equity, Emerging Markets Equity and Asia Growth Funds), the Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

     Each Fund's management agreement provides that the Advisers may render similar services to others as long as the services provided by the Advisers thereunder are not impaired thereby.

     The CORE Large Cap Growth, and Emerging Markets Equity Funds management agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the management agreement, on April 23, 1997. The other Funds' management agreements were most recently approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 23, 1997. These arrangements were most recently approved by the shareholders of each Fund (other than CORE Large Cap Growth and Emerging Markets Equity Funds) on April ____, 1997. Each management agreement will remain in effect until June 30, 1998 from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees, and (b) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each management agreement will terminate automatically if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Fund on 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Trust.

     Pursuant to the management agreements the Advisers are entitled to receive the fees listed below, payable monthly of such Fund's average daily net assets. In addition, the Advisers voluntarily agreed to limit its management fee to an annual rate also listed below:

                                Management    Management
                                With Fee      without Fee
Fund                            Limitations   Limitations
------------------------------  ------------  ------------

GSAM
Balanced Fund                          0.65%         0.65%
Growth and Income Fund                 0.70%         0.70%
CORE Large Cap Growth Fund             0.60%         0.75%
Mid Cap Equity Fund                    0.75%         0.75%
Small Cap Equity Fund                  1.00%         1.00%

GSFM
CORE U.S. Equity Fund                  0.75%         0.59%
Capital Growth Fund                    1.00%         1.00%

GSAMI
International Equity Fund              1.00%         0.89%
Emerging Markets Equity Fund           1.20%         1.10%
Asia Growth Fund                       1.00%         0.86%


     GSAM, GSFM and GSAMI may discontinue or modify the above limitations in the future at their discretion, although they have no current intention to do so.

     Prior to May 1, 1997, the Funds then in operation had separate investment advisory (and subadvisory, in the case of the International Equity Fund) and administrative agreements. Effective May 1, 1997, the services under such agreements were combined in the Management Agreements. The services required to be performed for the Funds and the combined advisory (and subadvisory, in the case of the International Equity Fund) and administration fees payable by the Funds under the former advisory (and subadvisory, in the case of the International Equity Fund) and administrative agreements are identical to the services and fees under the management agreements.

     For the last three fiscal years the amounts of the combined investment advisory (and subadvisory, in the case of the International Equity Fund) and administration fees incurred by each Fund then in existence were as follows:


                                     1997        1996        1995
                                   =========  ==========  ==========

Balanced Fund                     $  402,183  $   93,041   $   6,814
Growth and Income Fund             3,541,318   2,225,553     790,893
CORE U.S. Equity Fund/2,3/         1,667,381     817,563     693,383
CORE Large Cap Growth Fund/1/          N/A         N/A         N/A
Capital Growth Fund                8,697,265   9,335,745   8,724,828
Mid Cap Equity Fund/4/               964,945     489,043       N/A
International Equity Fund/3/       4,124,076   2,794,872  3,186,509
Small Cap Equity Fund              2,130,703   2,908,839   3,385,899
Emerging Market Equity Fund/1 /        N/A         N/A         N/A
Asia Growth Fund/2,3/              2,221,857   1,563,641     553,084
----------------------------

1    Not Operational.

2 Does not give effect to the agreement (which was not in effect during such fiscal years) by GSFM, GSAM and GSAMI to limit management fees to 0.59% and 0.86%, respectively of CORE U.S. Equity and Asia Growth Fund's average daily net assets.

3 Gives effect to the agreement (which was in effect as of June 15, 1995) by GSFM to limit management fees to 0.59% of the CORE U.S. Equity, International Equity and Asia Growth Fund's average daily net assets. For the fiscal year ended January 31, 1996, had limitations not been in effect, CORE U.S. Equity, International Equity and Asia Growth Fund's would have paid $1,019,639, $0 and $0, respectively, in investment management fees. For the fiscal year ended January 31, 1997, had limitations not been in effect, CORE U.S. Equity, International Equity and Asia Growth Funds would have paid $2,119,552, $4,638,203 and $2,583,555, respectively, in investment management fees.

4    Commenced operations on August 1, 1995.

     Under the Management Agreement, each Adviser also: (i) supervises all non-advisory operations of each Fund that it advisers; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Advisers and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds will invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     Each Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

DISTRIBUTOR AND TRANSFER AGENT
==============================

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A and Class B Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended January 31, 1995 and 1996.

     Goldman Sachs retained the following commissions on sales of Class A and Class B Shares during the following periods:

                                     1997       1996      1995
                                  ==========  ========  ========

Balanced Fund                     $   94,000  $ 28,000  $ 14,000
Growth and Income Fund               555,000   771,000   361,000
CORE U.S. Equity Fund                380,000   108,000    58,000
CORE Large Cap Growth Fund/1/     N/A         N/A       N/A
Capital Growth Fund                  323,000   523,000   815,000
International Equity Fund          1,563,000   211,000   660,000
Small Cap Equity Fund                219,000   202,000   868,000
Emerging Market Equity Fund/1/    N/A         N/A       N/A
Asia Growth Fund                   1,397,000   507,000   829,000
----------------------------------------------------------------

1    Not operational.


     Goldman Sachs serves as the Trust's transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to
(i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information,
(vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee with respect to each Fund with respect to Class A Shares and Class B Shares equal to $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction-related expenses (including those out-of-pocket expenses payable to servicing agents).

     For the last three fiscal years the amounts paid to Goldman Sachs by each Fund then in existence for transfer agency services performed were as follows:

                                       Class A & B        Class A & B        Class A & B
                                           1997               1996               1995
                                   ====================  ==============  ====================

Balanced Fund                                  $148,576        $ 72,067              $ 20,000
Growth and Income Fund                          870,527         542,671               262,158
CORE U.S. Equity Fund                           319,246         103,682               151,230
CORE Large Cap Growth Fund/1/      N/A                   N/A             N/A
Capital Growth Fund                             908,310         549,844               694,014
International Equity Fund                       586,243         129,313               481,169
Small Cap Equity Fund                           511,883         254,292               600,618
Emerging Markets Equity Fund/1/    N/A                   N/A             N/A
Asia Growth Fund                                385,114         192,097               120,000

                                   Institutional Shares  Service Shares  Institutional Shares
                                                   1997            1997                  1996
                                               ========        ========              ========

Growth and Income Fund                         $     15        $    488  N/A
CORE U.S. Equity Fund/2/           N/A                   N/A                         $ 11,571
CORE Large Cap Growth Fund/1/      N/A                   N/A             N/A
Mid Cap Equity Fund/3/                           51,464  N/A                           26,082
International Equity Fund/2/       N/A                   N/A             N/A
Emerging Markets Equity Fund/1/    N/A                   N/A             N/A
Asia Growth Fund/2/                N/A                   N/A             N/A

___________________________

1    Not operational.
2    Contractually set to 0.
3    Commenced operations on August 1, 1995.

     The Trust's distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.

OTHER PURCHASE INFORMATION

     Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. If shares of a Fund are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account.

     The Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers for the sale and distribution of Class A and Class B Shares of the Funds and/or for the servicing of those shares. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectus and this Statement of Additional Information for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to dealers as set forth in the Prospectus. These Additional Payments may take the form of "due diligence" payments for an Authorized Dealer's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' Class A and Class B Shares; and payments for the sale of Class A and Class B Shares and/or the maintenance of Shares balances. In addition, the Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Authorized Dealer, or may be based on a percentage of the value of Shares sold to, or held by, customers of the Authorized Dealers involved, and may be different for different Authorized Dealers. Furthermore, the Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Authorized Dealers and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.

EXPENSES
========

     Except as set forth in the Prospectus under "Management," the Trust is responsible for the payment of its expenses. The expenses include, without limitation, the fees payable to the Advisers, the fees payable to GSAM, the fees and expenses payable to the Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM, GSAMI and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution, authorized dealer service and administration plans, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Adviser to the Balanced, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, Mid Cap Equity, International Equity, Emerging Markets Equity and Asia Growth Funds has voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management, distribution and authorized dealer service fees, any class-specific transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses, and in the case of each Fund other than Balanced and CORE Large Cap Growth Funds, transfer agency fees) to the extent such expense exceed 0.10%, 0.11%, 0.06%, 0.05%, 0.06%, 0.20%, 0.16% and 0.24% per annum of such Funds'
average daily net assets respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser in its discretion at any time.

     Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the applicable Adviser's costs of performing certain accounting services not being provided by a Fund's Custodian.

     For the last three fiscal years the amounts of certain "Other Expenses" of each Fund then in existence that were reduced or otherwise limited were as follows:

                                        1997      1996      1995
                                      ========  ========  ========

Balanced Fund                         $319,552  $192,405  $ 95,906
Growth and Income Fund                       0         0   106,725
CORE U.S. Equity Fund                  104,833   110,581       N/A
CORE Large Cap U.S. Growth Fund/1/         N/A       N/A       N/A
Capital Growth Fund                        N/A       N/A       N/A
Mid Cap Equity Fund/2/                  72,441    85,515       N/A
International Equity Fund              144,265       N/A       N/A
Small Cap Equity Fund                      N/A       N/A       N/A
Emerging Markets Equity Fund/1/            N/A       N/A       N/A
Asia Growth Fund                        50,407         0    35,905

________________________________
1    Not operational.
2    Commenced operations on August 1, 1995.


CUSTODIAN AND SUB-CUSTODIANS
============================

     State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
==============================

     Arthur Andersen, LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen, LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.



                                 PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of a Fund, the Advisers are generally required to give primary consideration to obtaining the most favorable price and efficient execution under the circumstances. This means that an Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available.
Within the framework of this policy, the Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Advisers in the performance of their decision-making responsibilities. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Advisers in providing management services for the Trust.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be give to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     On occasions when an Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Adviser acts as investment adviser or subadviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     Subject to the above considerations, the Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

          In addition, Goldman Sachs, as a member firm of the New York Stock Exchange may effect exchange transactions and receive compensation therefor if expressly so authorized in a written contract with the Trust. The Trust, on behalf of each Fund, has entered into such a contract with Goldman Sachs. Goldman Sachs will provide the Trust at least annually with a statement setting forth the total amount of all compensation retained by Goldman Sachs in connection with effecting transactions for the accounts of the Funds. The Trustees will review and approve all the Funds' portfolio transactions with Goldman Sachs and the compensation received by Goldman Sachs in connection therewith. The Trust, of course, will effect its portfolio transactions in a manner consistent with all applicable laws.

 For the past three fiscal years, each Fund in existence paid brokerage commissions as follows:


                                                        Total                Total          Brokerage
                                                      Brokerage            Amount of       Commissions
                                        Total        Commissions          Transaction         Paid
                                      Brokerage        Paid to             on which        to Brokers
                                     Commissions      Affiliated          Commissions       Providing
                                        Paid          Persons/2/            Paid/3/         Research
                                     ===========  ==================  ===================  ===========

Fiscal Year Ended
January 31, 1997:

Balanced Fund                         $   62,072  $  5,112 (8%)/1/    $ 1,057,742(15%)/2/           $0

Growth and Income Fund                   779,396    77,587(10%)/1/      13,310,208(9%)/2/            0

CORE U.S. Equity Fund                    279,620          0(0%)/1/       6,706,824(0%)/2/            0

CORE Large Cap Growth Fund/ (3)/            N/A           N/A                    N/A                N/A

Capital Growth Fund                    1,460,140   304,052(21%)/1/      29,920,578(1%)/2/            0

Mid Cap Equity Fund                      364,294     22,134(6%)/1/       6,655,100(7%)/2/            0

International Equity Fund              1,529,436               0(0%)    48,059,958(0%)/2/            0

Small Cap Equity Fund                    758,205     36,087(5%)/1/      16,439,842(1%)/2/            0

Emerging Markets Equity Fund/(3)/           N/A           N/A                   N/A                 N/A

Asia Growth Fund                       1,554,313     50,624(3%)/1/     102,609,295(4%)/2/            0


                                                         Total                  Total             Brokerage
                                                       Brokerage              Amount of          Commissions
                                         Total        Commissions            Transaction            Paid
                                       Brokerage        Paid to                on which          to Brokers
                                      Commissions      Affiliated            Commissions          Providing
                                         Paid          Persons/2/              Paid/3/            Research
                                      ===========  ==================  ========================  ===========

Fiscal Year Ended
January 31, 1996:

Balanced Fund                          $   56,860  $  7,391(13%)/(1)/  $   29,697,202(13%)/(2)/           $0

Growth and Income Fund                    841,605     71,218(8%)/(1)/      425,040,430(9%)/(2)/            0

CORE U.S. Equity Fund                     121,424          0(0%)/(1)/      148,427,497(0%)/(2)/            0

CORE Large Cap Growth Fund/(3) /             N/A             N/A                     N/A                  N/A

Capital Growth Fund                     1,979,949   284,660(14%)/(1)/   1,034,755,196(11%)/(2)/            0

Mid Cap Equity Fund                       315,212    40,935(13%)/(1)/     142,547,552(11%)/(2)/            0

International Equity Fund               1,260,992     13,629(1%)/(1)/      359,700,166(1%)/(2)/            0

Small Cap Equity Fund                     690,234    72,980(11%)/(3)/      170,616,044(6%)/(2)/            0

Emerging Markets Equity Fund/(3) /          N/A              N/A                    N/A                   N/A

Asia Growth Fund                        1,676,525      3,778(0%)/(1)/      247,662,049(2%)/(2)/            0


                                                       Total               Total           Brokerage
                                                     Brokerage           Amount of        Commissions
                                        Total       Commissions         Transaction          Paid
                                      Brokerage       Paid to             on which        to Brokers
                                     Commissions     Affiliated         Commissions        Providing
                                        Paid         Persons/2/           Paid/3/          Research
                                     ===========  ================  ====================  ===========

Fiscal Year Ended
January 31, 1995:

Balanced Fund                         $    9,652  $  1,522(16%)/1/  $  7,216,224(10%)/2/           $0

Growth and Income Fund                   637,080    77,404(12%)/1/    468,165,610(7%)/2/            0

CORE U.S. Equity Fund                    119,192          0(0%)/1/     99,616,396(0%)/2/            0

CORE Large Cap Growth Fund/(3)/             N/A            N/A               N/A                   N/A

Capital Growth Fund                    1,427,413   273,076(19%)/1/   786,135,073(13%)/2/            0

Mid Cap Equity Fund                         N/A            N/A               N/A                   N/A

International Fund                     1,799,525          0(0%)/1/    546,364,113(0%)/2/            0

Small Cap Equity Fund                    555,667     23,137(4%)/1/    392,235,715(2%)/2/            0

Emerging Markets Equity Fund/(3)/           N/A            N/A               N/A                   N/A

Asia Growth Fund                       1,002,148     67,754(7%)/1/    171,880,775(2%)/2/            0

----------------------------

1 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
2    Percentage of total commissions paid.
3    Not operational.

During the fiscal year ended January 31, 1997, the Trust acquired and sold securities of its regular broker-dealers: [insert broker/dealer names]. As of January 31, 1997, the Trust held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):

Fund                       Broker/Dealer    Amount
------------------------  ----------------  -------

Balanced Fund             Bear Stearns      $ 6,679
                          Lehman Brothers     2,098
                          Chase Securities      490

Growth and Income Fund    Chase Securities  $ 6,003
                          Lehman Brothers    11,099
                          Bear Stearns       19,457

Core US Equity Fund       Chase Securities    1,193
                          Smith Barney        6,439
                          Merrill Lynch       4,423
                          Morgan Stanley      2,188
                          Salomon Brothers    4,249
                          Bear Stearns        2,614
                          Lehman Brothers       659

Capital Growth Fund       Bear Stearns       13,286
                          Lehman Brothers     3,349

Mid Cap Equity Fund       Lehman Brothers     2,151
                          Bear Stearns        2,977

Small Cap Equity Fund     Bear Stearns       12,052
                          Lehman Brothers     3,038


                                NET ASSET VALUE

     Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class.
All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in the Prospectus).

     In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     Portfolio securities of the Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the Nasdaq National Market

("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices; and
(ii) on a foreign exchange will be valued at the last sale price (also referred to as the close price). The last sale price for securities traded principally on a foreign exchange will be determined as of the close of the London Stock Exchange or, for securities traded on exchanges located in the Asia Pacific region, noon London time; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked price; (c) exchange traded options and futures contracts will be valued at the last sale price in the market where such contracts are principally traded; (d) forward foreign currency exchange contracts will be valued using a pricing service (such as Reuters), then calculating the mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (e) debt securities, other than money market instruments, will be valued on the basis of dealer-supplied quotations or by using a pricing service approved by the Trustees if such prices are believed by the Adviser to accurately represent market value; money market instruments, which are defined as those debt securities with a remaining maturity of 60 days or less, will be valued at amortized cost; (f) overnight repurchase agreements will be valued at cost and term repurchase agreements will be valued at the average of bid quotations obtained daily from at least two recognized dealers; (g) OTC and exchange traded options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank; and (h) all other securities, including those for which a pricing service supplies no quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with procedures established by the Trustees.

     Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in a Fund's calculation of net asset values unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

     The proceeds received by each Fund and each other series of the Trust established by the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.

                            PERFORMANCE INFORMATION

     A Fund may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The following table indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

     Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers

Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index - Total Return; (o) Russell 1000 Growth Index-Total Return; (p) the Value-Line Composite-Price Return; (q) the Wilshire 4500 Index; (r) the FT-Actuaries Europe and Pacific Index, and (s) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley including (EAFE), and the Morgan Stanley Capital International Combined Asia ex Japan Free Index, the Morgan Stanley Capital International Emerging Markets Free Index, Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (t) the FT-Actuaries Europe and Pacific Index; (u) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (v) The Goldman Sachs Commodities Index; and (w) information produced by Micropal, Inc.. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

     Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such Information may address:

     - cost associated with aging parents;
     - funding a college education (including its actual and estimated cost);
     - health care expenses (including actual and projected expenses);
     - long-term disabilities (including the availability of, and coverage provided by, disability insurance);

     - retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

     - asset allocation strategies and the benefits of diversifying among asset classes;
     - the benefits of international and emerging market investments;
     - the effects of inflation on investing and saving;
     - the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and
     - measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

     The CORE Large Cap Growth Fund was organized on May 1, 1997 and has no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, the Fund has adopted the adjusted performance record of a separate account managed by the Advisers for periods prior to the Funds' commencement of operations which converted into Class A Shares as of commencement date. Any quotation of performance data of this Fund relating to this period will include the adjusted performance record of the applicable separate account. The performance records of the separate account quoted by the Fund have been adjusted downward based on the expenses applicable to Class A Shares (the class into which the separate account transferred) to reflect the expenses expected to be incurred by the Fund as stated in the expense table in the Prospectuses. These expenses include any sales charges and asset-based charges (i.e., fees under Distribution and Authorized Dealer Service Plans) imposed and other operating expenses. Total return quotations will be calculated pursuant to SEC approved methodology. Prior to May 1, 1997, the separate account was a separate investment advisory account under discretionary management by the Adviser and had substantially similar investment objectives, policies and strategies as the Fund. Unlike the Fund, the separate account was not registered as an investment company under the Act and therefore was not subject to certain investment restrictions and operational requirements that are imposed on investment companies by the Act. If the separate account had been registered as an investment company under the Act, the separate account's performance may have been adversely affected by such restrictions and requirements. On May 1, 1997, the separate account transferred a portion of its assets to the Fund in exchange for Fund shares. The performance record of each other class has been linked to the performance of the separate account (based on Class A expenses) and the Class A performance for any periods prior to commencement of operations of a class of shares.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                 Assuming no voluntary
                                                                 waiver of fees and no
                                                                 expense reimbursements
                        --------------------------------------------------------------------------------------------------------
                                                                                Assumes          Assumes     Assumes    Assumes
                                                                               5.5% sales       no sales   5.5% sales   no sales
Fund                        Class                 Time Period                    charge          charge      charge      charge
----------------------  -------------  ---------------------------------  --------------------  ---------  -----------  --------

Balanced Fund           A              10/12/94-1/31/97 - Since inception       17.41%          20.32%
Balanced Fund           A              2/1/96-1/31/97 - One year                12.07%          18.59%
Balanced Fund           B              5/1/96-1/31/97 - Since inception *       N/A             16.22%

Growth and Income       A              2/5/93-1/31/97 - Since inception         17.31%          18.98%
Growth and Income       A              2/1/96-1/31/97 - One year                21.39%          28.42%
Growth and Income       B              5/1/96-1/31/97 - Since inception *       N/A             22.23%
Growth and Income       Institutional  6/3/96-1/31/97 - Since inception *       N/A             20.77%
Growth and Income       Service        3/6/96-1/31/97 - Since inception *       N/A             23.87%

Core U.S. Equity        A              5/24/91-1/31/97 - Since inception        13.54%          14.67%
Core U.S. Equity        A              2/1/96-1/31/97 - One year                16.98%          23.75%
Core U.S. Equity        B              5/1/96-1/31/97 - Since inception *       N/A             18.59%
Core U.S. Equity        Institutional  6/15/95-1/31/97 - Since inception        N/A             28.04%
Core U.S. Equity        Institutional  2/1/96-1/31/97 - One year                N/A             24.63%
Core U.S. Equity        Service        6/7/96-1/31/97 - Since inception *       N/A             15.92%

Capital Growth          A              4/20/90-1/31/97 - Since inception        15.57%          16.54%
Capital Growth          A              2/1/92-1/31/97 - Five year               15.42%          16.73%
Capital Growth          A              2/1/96-1/31/97 - One year                19.04%          25.97%
Capital Growth          B              5/1/96-1/31/97 - Since inception *       N/A             19.39%

Mid Cap Equity          Institutional  8/1/95-1/31/97 - Since inception         N/A             21.65%
Mid Cap Equity          Institutional  2/1/96-1/31/97 - One year                N/A             25.63%


International Equity    A              12/1/92-1/31/97 - Since inception         9.66%          11.15%
International Equity    A              2/1/96-1/31/97 - One year                 7.26%          13.48%
International Equity    B              5/1/96-1/31/97 - Since inception *       N/A              2.83%
International Equity    Institutional  2/7/96-1/31/97 - Since inception *       N/A             12.53%
International Equity    Service        3/6/96-1/31/97 - Since inception *       N/A             10.42%

Small Cap               A              10/22/92-1/31/97- Since inception        12.12%          13.61%
Small Cap               A              2/1/96-1/31/97 - One year                20.27%          27.28%
Small Cap               B              5/1/96-1/31/97 - Since inception *       N/A              5.39%

Asia Growth             A              7/8/94-1/31/97 - Since inception         -4.46%           6.78%
Asia Growth             A              2/1/96-1/31/97 - One year                -6.44%          -1.01%
Asia Growth             B              5/1/96-1/31/97 - Since inception *       N/A             -6.02%
Asia Growth             Institutional  2/2/96-1/31/97 - Since inception *       N/A             -1.09%
--------------------------

All returns are average annual total returns.
* Represents an aggregate total return (not annualized) since this class has not completed a full twelve months of operations.

From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

     The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

     A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return and yield will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

     Total return will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, total return with respect to each class of shares of a Fund will differ.


                              SHARES OF THE TRUST

     The Funds were reorganized from series of a Maryland corporation as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997, on April 30, 1997.

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series.

     The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of the Mid Cap Equity Fund into two classes: Institutional and Service Shares. Balanced, Capital Growth and Small Cap Equity Funds have been classified into two classes: Class A and Class B Shares. Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, International Equity, Emerging Markets Equity and Asia Growth Funds have been classified into four classes: Institutional Shares, Service Shares, Class A Shares and Class B Shares.

     Each Institutional Share, Service Share, Class A Share and Class B Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service Plans are borne exclusively by Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A Shares or Class B Shares and transfer agency fees are borne at different rates by Class A Shares or Class B Shares than Institutional and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

     Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class A Shares.

     Class B Shares of the Funds are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares and Class B Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

     As of April 1, 1997, State Street Bank & Trust Company as Trustee (GS Profit Sharing Master Trust), Attn. Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992, was recordholder of 97.88% of Mid Cap Equity Fund's outstanding shares; Trukan and Co., Attn: K. Ufford, P.O. Box 3699, Wichita, KS 67201-3699, was recordholder of 6.80% of Balanced Fund's outstanding shares; Frontier Trust Co. Inc. Trustee (FBO Dade County Public Schools), Attn: Agnes R. McMurray, Fringe Benefits Management Co., 1720 S. Gadsden St., Tallahassee, FL 32301-5547, was recordholder of 6.80% of Balanced Fund's outstanding shares; and State Street Bank & Trust Company as Trustee (Goldman Sachs Employees'

Pension Plan), Attn: Louis Pereria, P.O. Box 1992, Boston, MA 02105-1992, was recordholder of 5.10% of the Small Cap Equity Fund's outstanding shares.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) harmless from and indemnified against all loss and expense arising form such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trustor any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or their organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholder, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for error of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                 TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.



GENERAL
=======

     Each Fund is a separate taxable entity. CORE Large Cap Growth and Emerging Markets Equity Funds each intends to elect and each other Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test");
(b) such Fund derive less than 30% of its gross income from the sale or other disposition of any of the following which was held for less than three months:
(i) stock or securities; (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies); and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

     If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the International Equity, Emerging Markets Equity or Asia Growth Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. Asia Growth Fund had approximately $184,000, $5,487,000 and $9,825,000 at January 31, 1997 of capital loss carry forwards expiring in 2002, 2003, and 2004, respectively, for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund's distributions to shareholders. The short-short test described above may limit a Fund's ability to use options, forward contracts, and futures transactions as well as its ability to engage in short sales. Moreover, application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     A Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Each Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as may occur for International Equity, Emerging Markets Equity and Asia Growth Funds, more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If the International Equity, Emerging Markets Equity and Asia Growth Funds make this election, its respective shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

     If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by International Equity, Emerging Markets Equity or Asia Growth Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of International Equity, Emerging Markets Equity and Asia Growth Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by such a Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that the International Equity, Emerging Markets Equity or Asia Growth Funds files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by a Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct such taxes in computing the amount it is required to distribute.

     If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

TAXABLE U.S. SHAREHOLDERS - DISTRIBUTIONS
=========================================

For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

     Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends received deduction if such Fund were not a regulated investment company may be eligible, for the dividends received deduction for corporations. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by International Equity, Asia Growth and Emerging Markets Equity Funds will qualify for the dividends-received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. Distributions, if any, that are in excess of a Fund's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

TAXABLE U.S. SHAREHOLDERS - SALE OF SHARES
==========================================

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     Each Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS
=====================

     The discussion above relates solely to U.S. federal income tax law as it applies to "U.S. persons" subject to tax under such law. Shareholders who, as to the United States, are not "U.S. persons," (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by International Equity, Emerging Markets Equity or Asia Growth Funds to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

STATE AND LOCAL
===============

     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                              FINANCIAL STATEMENTS

     The audited financial statements and related Reports of Independent Public Accountants, contained in the 1997 Annual Report of each of the Funds, are incorporated herein by reference into this Additional Statement and attached hereto.


                               OTHER INFORMATION

     Class A Shares of each Fund are sold at a maximum sales charge of 5.5%. Using the initial offering price per share, as of January 31, 1997, the maximum offering price of each Fund's Class A shares would be as follows:

                                           Maximum  Offering
                                Net Asset   Sales   Price to
                                  Value    Charge    Public
                                ---------  -------  --------

Balanced Fund                      $18.78    $1.09    $19.87
Growth and Income Fund              23.18     1.35     24.53
CORE U.S. Equity Fund               23.32     1.36     24.68
CORE Large Cap Growth Fund      N/A        N/A      N/A
Capital Growth Fund                 16.73     0.97     17.70
International Equity Fund           19.32     1.12     20.44
Small Cap Equity Fund               20.91     1.22     22.13
Emerging Markets Equity Fund    N/A        N/A      N/A
Asia Growth Fund                    16.31     0.95     17.26


Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund.

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.


                DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS

     CLASS A DISTRIBUTION PLANS. As described in the Prospectus, the Trust with respect to Class A Shares of each Fund has adopted a distribution plan (the "Class A Plans") pursuant to Rule 12b-1 under the Act. See "Distribution and Authorized Dealer Service Plan" in the Prospectus.

     The Class A Plans were most recently approved on April 23, 1997 by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Class A Plans, cast in person at a meeting called for the purpose of approving the Class A Plans. The compensation payable under the Class A Plans may not exceed 0.25% per annum of each Fund's average daily net assets.

     Currently, Goldman Sachs has voluntarily agreed to waive the entire amount of such fee for the Balanced, Growth and Income, CORE Large Cap Growth, Capital Growth and Small Cap Equity Funds and to limit the amount of such fee to 0.21% of average daily net asset attributable to Class A Shares of CORE U.S. Equity, International Equity and Asia Growth Funds; and to limit the amount of such fee to 0.04% of the average daily net asset attributable to Class A shares of the Growth and Income Fund. Goldman Sachs has no current intention of modifying or discontinuing such waiver but may do so in the future at its discretion.

     Each Class A Plan was amended effective June 1, 1995 for each of the Funds then in existence to reduce the fee payable under the Plan from 0.50% of average daily net assets attributable to Class A Shares. At the time of such amendment the Trustees approved the Authorized Dealer Service Plan pursuant to which personal and account maintenance services are provided. See "Management -- Authorized Dealer Service Plans."

     For the fiscal year ended January 31, 1997 the amounts paid to Goldman Sachs pursuant to its Class A Plan by each Fund then in existence were as follows:

                                   1997
                                 ========

Balanced Fund                    $      0
Growth and Income Fund            139,025
CORE U.S. Equity Fund             363,264
CORE Large Cap Growth Fund/1/    N/A
Capital Growth Fund                     0
International Equity Fund         900,274
Small Cap Equity Fund                   0
Emerging Markets Equity Fund     N/A
Asia Growth Fund                  526,448
-----------------------------------------

1    Not operational.


      Had Goldman Sachs' voluntary limitations not been in effect the Funds would have paid Goldman Sachs the following fees during the fiscal year ended 1997 pursuant to their respective Class A Plans:

                                    1997
                                 ==========

Balanced Fund                    $  153,392
Growth and Income Fund            1,252,257
CORE U.S. Equity Fund               432,457
CORE Large Cap Growth Fund/1/    N/A
Capital Growth Fund               2,171,462
International Equity Fund         1,071,755
Small Cap Equity Fund               529,684
Emerging Markets Equity Fund     N/A
Asia Growth Fund                    626,724
-------------------------------------------

1    Not operational.

     During the fiscal year ended January 31, 1997, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Fund then in existence:

                                   Compensation              Printing and   Preparation
                                   and Expenses  Allocable    Mailing of        and
                                      of the     Overhead,   Prospectuses   Distribution
                                   Distributor   Telephone     to Other       of Sales
                     Compensation  & Its Sales   and Travel  Than Current  Literature and
                      To Dealers    Personnel     Expenses   Shareholders   Advertising
                     ============  ============  ==========  ============  ==============

Fiscal Year Ended
January 31, 1997:

Balanced Fund(1)     $             $             $           $             $
Growth and

Income Fund(1)
CORE U.S.
Equity Fund
CORE Large Cap U.S.
Capital Growth Fund(1)
International Equity Fund(1)
Small Cap Equity Fund(1)
Asia Growth Fund(1)
Emerging Market Equity Fund (2)

The table above reflects amounts expended by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Class A Plans. The payments under the Class A Plans were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis.

(1) EXPENSES REFLECTED ABOVE FOR THESE FUNDS WERE INCURRED THROUGH 5/31/95; AT THIS POINT EXPENSES INCURRED EXCEEDED ANY REVENUES EARNED. FROM JUNE 1, 1995 THROUGH JANUARY 31, 1996 GOLDMAN SACHS DID NOT IMPOSE THE 0.25% 12B-1 FEE; THEREFORE, ADDITIONAL EXPENSES INCURRED HAVE NOT BEEN REFLECTED SINCE REVENUE WAS NOT EARNED AFTER THE PERIOD PRESENTED.

(2)  NOT OPERATIONAL.

     The Class A Plans are compensation plans which provide for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sach's expenses, Goldman Sachs may realize a profit from these arrangements. If the Class A Plans were terminated by the Trustees and no successor plans were adopted, each Fund would cease to make payments to Goldman Sachs under the Class A Plans and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     Under the Class A Plans, Goldman Sachs, as distributor of each Fund's Class A shares, will provide to the Trustees for their review, and the Trustees will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class A Plans and the purposes for which such services were performed and expenditures were made.

     The Class A Plans will remain in effect until June 1, 1998 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Class A Plans. A Class A Plan may not be amended to increase materially the amount to be spent for the services described therein as to a Fund without approval of a majority of the outstanding voting securities of the affected Fund. All material amendments of the Class A Plan must also be approved by the Trustees in the manner described above. A Class A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees or by vote of a majority of the Class A Shares of the applicable Fund. So long as the Class A Plans are in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class A Plans will benefit the Funds and their Class A shareholders.

     CLASS B DISTRIBUTION PLANS. As described in the Prospectus, the Trust has adopted on behalf of the Funds distribution plans (the "Class B Plans") pursuant to Rule 12b-1 under the Act with respect to the Class B shares. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

     The Class B Plans were most recently approved for the Funds (except Emerging Market Equity Fund) on April 26, 1996 and for the Emerging Markets Equity Fund on January 28, 1997, on behalf of the Trust by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Class B Plans, cast in person at a meeting called for the purpose of approving the Class B Plans.

     With respect to each Fund, the compensation payable under the Class B Plans is equal to 0.75% per annum of the average daily net assets attributable to Class B Shares of that Fund. The fees received by Goldman Sachs under the Class B Plans and contingent deferred sales charge on Class B Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class B Shares. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class B Shares. If such fee exceeds Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements.

     During the fiscal year ended January 31, 1997, Goldman Sachs incurred the following fees under the Class B Plan of each applicable Fund then in existence:

Balanced Fund                      $ 3,861
Growth and Income Fund              28,075
CORE U.S. Equity Fund               36,508
CORE Large Cap Growth Fund/1/      N/A
Capital Growth Fund                  7,632
International Equity Fund           44,148
Small Cap Fund                       8,973
Emerging Markets Equity Fund/1/    N/A
Asia Growth Fund                    10,229
------------------------------------------

1    Not operational.



     The Class B Plans are compensation plans which provide for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class B Plans were terminated by the Trustees and no successor plan were adopted, the Funds would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     Under the Class B Plans, Goldman Sachs, as distributor of the Funds' shares, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class B Plans and the purposes for which such services were performed and expenditures were made.

     The Class B Plans will remain in effect until June 1, 1998 and from year to year, provided such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees. A Class B Plan may not be amended to increase materially the amount to be spent for the services described therein as to any Fund without approval of a majority of the outstanding Class B Shares of that Fund. All material amendments of the Class B Plans must also be approved by the Trustees in the manner described above. With respect to any Fund, a Class B Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the Class B Shares of that Fund. So long as a Class B Plans are in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class B Plans will benefit each Fund and their respective Class B shareholders.

     AUTHORIZED DEALER SERVICE PLANS. As described in the prospectus, each Fund's Class A and Class B Shares have adopted a non-Rule 12b-1 Authorized Dealer Service Plan (each a "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for the provision of personal and account maintenance services. The Service Plan of Emerging Markets Equity Fund was initially approved on January 28, 1997 and the Service Plans of CORE Large Cap Growth Fund were initially approved on April 23, 1997 by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Service Plan. Each Service Plan of each other Fund was most recently approved by the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Service Plan, at a meeting held on April 23, 1997. Each Fund's Service Plan provides for the compensation for personal and account maintenance services at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A or Class B shares.

     For the fiscal year ended January 31, 1997 and for the period June 1, 1995 (commencement of each Service Plan) through January 31, 1996, each Fund that was operational paid Authorized Dealer Service fees at the foregoing rate for each Fund's Class A shares. During the period May 1, 1996 (commencement of each Class B Service Plan) through January 31, 1997, Authorized Dealer Service fees were paid with respect to each Fund's Class B shares which were then in operation at the foregoing rate.

     For the fiscal year ended January 31, 1997 and for the period June 1, 1995 through January 31, 1996, the amounts paid to Goldman Sachs pursuant to its Class A Authorized Dealer Service Plan and for the period May 1, 1996 (commencement of Class B Service Plan) through January 31, 1997, the amounts paid to Goldman Sachs pursuant ot its Class B Service Plan was:



                                       Class A    Class B   Class A
                                         1997      1997       1996
                                      ==========  =======  ==========

Balanced Fund                         $  153,392  $ 1,294  $   64,145
Growth and Income Fund                 1,252,257    9,358     603,426
CORE U.S. Equity Fund                    432,457   12,169     182,881
CORE Large Cap U.S. Growth Fund/1/           N/A  N/A      N/A
Capital Growth Fund                    2,171,462    2,854   1,563,448
International Equity Fund              1,071,755   14,733     470,027
Small Cap Fund                           569,684    2,992     454,857
Emerging Market Equity Fund/1/               N/A  N/A      N/A
Asia Growth Fund                         626,724    3,410     276,754

---------------------------------------------------------------------

1    Not operational


     The Service Plans of each Fund will remain in effect until June 1, 1998, and from year to year thereafter, provided that the continuance of each service plan is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Service Plans. All material amendments of the Service Plans must also be approved by the Trustees in the manner described above. The Service Plans may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the affected Fund. The Trustees have determined that in their judgment there is a reasonable likelihood that the Service Plans will benefit the Funds and their shareholders.

              OTHER INFORMATION REGARDING PURCHASES, REDEMPTIONS,
                            EXCHANGES AND DIVIDENDS

     The following information supplements the information in the Prospectus under the captions "How to Invest," "How to Sell Shares of the Funds" and "Dividends." Please see the Prospectus for more complete information.

OTHER PURCHASE INFORMATION
==========================

     If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

RIGHT OF ACCUMULATION (CLASS A)
===============================

     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A shares (acquired by purchase or exchange) of the Funds and Class A shares of any other Goldman Sachs Fund (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $35,000 and purchases additional Class A shares of any Fund with a purchase price of $25,000, the sales charge for the $25,000 purchase would be 4.75% (the rate applicable to a single purchase of more than $60,000). Class A shares purchased without the imposition of a sales charge may not be aggregated with Class A shares purchased subject to a sales charge. Class A shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his minor children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A shares held by any other account over which such client or the client's spouse exercises investment or voting power. In addition, Class A shares of the Funds and Class A shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's or firm's agreement to cooperate in the offering of the Funds' shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation.

STATEMENT OF INTENTION (CLASS A)
================================

     If a shareholder anticipates purchasing at least $50,000 of Class A shares of a Fund alone or in combination with Class A shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of

Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
=================================================

     A Fund shareholder should obtain and read the prospectus relating to any other Fund, Goldman Sachs Fund or ILA Portfolio (as defined in the Prospectus) and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.

AUTOMATIC EXCHANGE PROGRAM
==========================

     A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Portfolio and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Portfolio.

SYSTEMATIC WITHDRAWAL PLAN
==========================
     A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class B shares would be disadvantageous because of the sales charge imposed on purchases of Class A shares or the imposition of a CDSC on redemptions of Class A and Class B shares. The CDSC applicable to Class B shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest -- Waiver or Reduction of Continent Deferred Sales Charge" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

                                  Appendix A

                          DESCRIPTION OF BOND RATINGS*

                        MOODY'S INVESTORS SERVICE, INC.


     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

----------------------------------------------------------------

* The rating system described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard and Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      1-A

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                                      2-A

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions. BB is the highest rating within the speculative grade category.

     D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Unrated: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                                      3-A

                                   Appendix B

     The Company may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

       . the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

       . the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

       . total stock market capitalizations of specific countries and regions on a global basis;

       . performance of securities markets of specific countries and regions; and

       . value of a dollar amount invested in a particular market or type of security over different periods of time.

     In addition, the Company may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

                                      1-B

                                   Appendix C



                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-C

      GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES


     Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

     .    Privately owned and ranked among Wall Street's best capitalized firms, with assets exceeding $70 billion and partners capital and subordinated liabilities of over $4.9 billion as of November 24, 1995.

     .    With thirty-three offices around the world, Goldman Sachs employs over
8,000 professionals focused on opportunities in major markets.

     .    An equity research budget of $126 million for 1996.


     .    The number one lead manager of U.S. common stock offerings for the past six years (1989-1994) with 18% of the total dollar volume.*





* Source:  Securities Data Corporation. Ranking excludes REITs, Trusts, Rights
  ====================================
and closed-end Fund offerings

                                      2-C

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906      Goldman Sachs takes Sears Roebuck public (oldest ongoing client)

          Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956      Goldman Sachs co-manages Ford's public offering, the largest to date

1970      London office opens

1972      Dow Jones Industrial Average breaks 1000


1986      Goldman Sachs takes Microsoft public

1990 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1992      Dow Jones Industrial Average breaks 3000

1993 Goldman Sachs is lead manager in taking Allstate public, largest equity offering to date ($2.4 billion)

1995      Dow Jones Industrial Average breaks 4000

                                      3-C

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                              INSTITUTIONAL SHARES

                      GOLDMAN SACHS GROWTH AND INCOME FUND
                      GOLDMAN SACHS CORE U.S. EQUITY FUND
                      GOLDMAN SACHS LARGE CAP GROWTH FUND
                       GOLDMAN SACHS MID CAP EQUITY FUND
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                   GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
                         GOLDMAN SACHS ASIA GROWTH FUND

         (EQUITY PORTFOLIOS OF GOLDMAN SACHS TRUST) One New York Plaza
                            New York, New York 10004

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus for the Institutional Shares of Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs Large Cap Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund and Goldman Sachs Asia Growth Fund dated May 1, 1997, as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. at the telephone number, or writing to one of the addresses, listed below.

TABLE OF CONTENTS
                                                                     Page
                                                                     ====
Introduction.......................................................  B-3
Investment Policies................................................  B-4
Investment Restrictions............................................  B-32
Management.........................................................  B-34
Portfolio Transactions and Brokerage...............................  B-48
Net Asset Value....................................................  B-53
Performance Information............................................  B-54
Shares of the Trust................................................  B-62
Taxation...........................................................  B-64
Financial Statements...............................................  B-70
Other Information..................................................  B-70
Distribution and Authorized Dealer Service Plans...................  B-71
Other Information Regarding Purchases, Redemptions, Exchanges
  and Dividends....................................................  B-77
Appendix A:........................................................  1-A
Appendix B:........................................................  1-B
Appendix C:........................................................  1-C

             The date of this Additional Statement is May 1, 1997.

GOLDMAN, SACHS & CO.                      GOLDMAN SACHS FUNDS
Distributor                               MANAGEMENT, L.P.
85 Broad Street                           Investment Adviser to
New York, New York 10004                  Goldman Sachs CORE U.S. Equity Fund
                                          One New York Plaza
GOLDMAN, SACHS & CO.                      New York, New York 10004
Transfer Agent
4900 Sears Tower                          GOLDMAN SACHS ASSET MANAGEMENT
Chicago, Illinois 60606                   Investment Adviser to:
                                          Goldman Sachs CORE Large Cap
                                          Growth Fund, Goldman Sachs Growth and
GOLDMAN SACHS ASSET                       Income Fund, and Goldman Sachs Mid
MANAGEMENT INTERNATIONAL                  Cap Equity Fund
Investment Adviser to:                    One New York Plaza
Goldman Sachs International Equity Fund   New York, New York 10004
Goldman Sachs Asia Growth Fund,
Goldman Sachs Emerging Markets Equity
Fund
133  Peterborough Court
London, England EC4A 2BB


TOLL FREE (IN U.S.).......800-621-2550

                                  INTRODUCTION

    Goldman Sachs Trust (the "Trust") is an open-end, management investment company. The following series of the Trust are described in this Additional
Statement: Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), CORE U.S. Equity Fund ("CORE U.S. Equity Fund")(formerly known as "Goldman Sachs Select Equity Fund"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs International Equity Fund ("International Equity Fund"), Goldman Sachs Small Cap Equity Fund ("Small Cap Equity Fund"), Goldman Sachs Emerging Markets Equity Fund ("Emerging Markets Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund") (collectively referred to herein as the "Funds").

    The Funds were initially organized as a series of a corporation formed under the laws of the State of Maryland on September 27, 1989 and were reorganized as a Delaware business trust as of April 30, 1997. The Trustees have authority under the Trust's charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. The Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, International Equity, Emerging Markets Equity and Asia Growth Funds currently offer four classes of shares: Class A Shares, Class B Shares, Institutional Shares and Service Shares. The Balanced, Capital Growth and Small Cap Equity Funds currently offer two classes of shares: Class A and Class B Shares. See "Shares of the Trust."

    Goldman Sachs Asset Management, ("GSAM") a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Growth and Small Cap Equity Funds. Goldman Sachs Fund Management, L.P., ("GSFM") an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI are sometimes
referred to collectively herein as the "Advisers."   Goldman Sachs serves as
each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").

    The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of the Funds' investment objectives and policies. There is no assurance that each Fund will achieve its objective.

                              INVESTMENT POLICIES

    Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

BALANCED FUND
=============

    The investment objective of the Balanced Fund is to provide shareholders with long-term capital growth and current income. The Balanced Fund seeks to achieve its investment objective by investing in a balanced portfolio diversified among both equity and fixed income securities.

    Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor's goals. Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. Balanced Fund offers a portfolio of equity and fixed income securities intended to provide less volatility than a portfolio completely invested in equity securities and greater diversification than a portfolio invested in only one asset class. Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity securities.

FIXED INCOME STRATEGIES DESIGNED TO MAXIMIZE RETURN AND MANAGE
RISK

    GSAM's approach to managing the fixed income portion of Balanced Fund's portfolio seeks to provide high returns relative to a market benchmark, the Lehman Brothers Aggregate Bond Index, while also seeking to provide high current income. This approach emphasizes (1) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed-income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (2) individual security selection based on identifying relative value (fixed income securities inexpensive relative to others in their sector); and (3) to a lesser extent, strategies based on GSAM's expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.

    GSAM seeks to manage fixed income portfolio risk in a number of ways. These include diversifying the fixed income portion of the Balanced Fund's portfolio among various types of fixed income securities and utilizing sophisticated quantitative models to understand how the fixed income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and to monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund's portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman Sachs and a broad range of other sources.

    A number of investment strategies will be used in selecting fixed income securities for the Fund's portfolio. GSAM's fixed income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Adviser's target duration, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.

    MARKET SECTOR SELECTION. Market sector selection is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.

    ISSUER SELECTION. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing (within the constraints imposed by Balanced Fund's minimum credit quality requirements). This strategy focuses on four types of investment-grade corporate issuers. Selection of securities from the first type of issuers -those with low but stable credit - is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers - those with low and intermediate but improving credit quality - is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually, price appreciation should occur relative to alternative securities as credit quality improves, the nationally recognized statistical rating organizations upgrade credit ratings, and credit spreads narrow. Securities from the third type of issuers - issuers with deteriorating credit quality - will be avoided, since total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while GSAM concurs with the lower published quality rating, the securities would generally be sold and any potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market reevaluation and relative price appreciation.

    YIELD CURVE STRATEGY. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a "barbell" strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a "bullet" strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a "neutral yield curve" strategy in which the maturity distribution mirrors that of a benchmark.

CORE U.S. EQUITY AND CORE LARGE CAP GROWTH FUNDS
================================================

    Under normal circumstances, the Funds will invest at least 90% of their total assets in equity securities.

    The investment strategy of the CORE U.S. Equity and CORE Large Cap Growth Funds will be implemented to the extent it is consistent with maintaining a Fund's qualification as a regulated investment company under the Internal Revenue Code. A Fund's strategy may be limited, in particular, by the requirement for such qualification that less than 30% of the Fund's gross income for its taxable year be derived from the sale or other disposition of stocks or securities or certain other investments (generally including options and futures contracts) held for less than three months.

    Since normal settlement for equity securities is three trading days, the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund's net assets. The Funds may purchase futures contracts only with respect to the S&P 500 Index (in the case of CORE U.S. Equity Fund) and a representative index (in the case of CORE Large Cap Growth Fund) in order to keep a Fund's effective equity exposure close to 100%. For example, if cash balances are equal to 10% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 10% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

    THE MULTIFACTOR MODEL.  The Multifactor Model is a rigorous computerized
    =====================
rating system for evaluating equity securities according to a variety of investment characteristics (or factors). The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts and cover measures of value, growth, momentum, risk (e.g. price/earnings ratio, book/price ratio, growth forecasts, earning estimate revisions, price momentum, volatility and earnings stability). All of these factors have been shown to significantly impact the performance of equity securities.

    Because it includes many disparate factors, the Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities possess many different investment characteristics. By using a variety of relevant factors to select securities, the Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select securities.

    The Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities are selected for or weighted in the Fund. Such changes (which may be the result of changes in the Multifactor Model or the method of applying the Multifactor Model) may include: (i) evolutionary changes to the structure of the Multifactor Model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the Fund uses futures); or (iii) changes in the method by which securities are weighted in the Fund. Any such changes will preserve the Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

INTERNATIONAL EQUITY FUND
=========================

    International Equity Fund will seek to achieve its investment objective by investing primarily in equity and equity-related securities of issuers that are organized outside the United States or whose securities are principally traded outside the United States. Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. GSAMI believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for International Equity Fund's highly focused investment approach. For a description of the risks of the International Equity Fund's investments in Asia, see "Investing in Emerging Markets, including Asia."

    A RIGOROUS PROCESS OF STOCK SELECTION. Using fundamental industry and company research, GSAMI's equity team in London, Singapore and Tokyo seeks to identify companies that may achieve superior long-term returns. Stocks are carefully selected for International Equity Fund's portfolio through a three-stage investment process. Because International Equity Fund is a long-term holder of stocks, the portfolio managers adjust International Equity Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

    Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the Adviser seeks to identify attractive industries around the world. Such industries are expected to have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

    Within these industries the Adviser seeks to identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. Management should act in the interests of the owners and seek to maximize returns to all stockholders.

    GSAMI's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

    The members of GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. GSAM's worldwide staff of over 300 professionals includes portfolio managers based in London, Singapore and Tokyo who bring firsthand knowledge of their local markets and companies to every investment decision.

CORPORATE DEBT OBLIGATIONS
==========================

    Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE U.S. Equity and Core Large Cap Growth Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

    An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

    The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of Balanced, Growth and Income, Capital Growth, Mid Cap Equity, Small Cap Equity, Emerging Markets Equity and Asia Growth Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund's net asset value.

    Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which Balanced, Growth and Income, Capital Growth, Mid Cap Equity, Small Cap Equity, Emerging Markets Equity and Asia Growth Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

    Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

    Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

ZERO COUPON BONDS
=================

    A Fund's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES
=====================================

    The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

CUSTODIAL RECEIPTS
==================

    Each Fund may invest up to 5% of its net assets in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificatesof Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

MUNICIPAL SECURITIES
====================

    Balanced Fund may invest up to 5% of its net assets in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

    The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

    Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

MORTGAGE-BACKED SECURITIES
==========================

    GENERAL CHARACTERISTICS. Each Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

    The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, the Advisers may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

    A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

    GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is autho rized to borrow from the United States Treasury in an unlimited amount.

    FANNIE MAE CERTIFICATES. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conven tional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

    Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distrib ute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

    FREDDIE MAC CERTIFICATES. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

    Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

    The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participation comprising another Freddie Mac Certificate group.

    MORTGAGE PASS-THROUGH SECURITIES. Each Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

    DESCRIPTION OF CERTIFICATES. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

    Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --------
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

    Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            -------=
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --------
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

    RATINGS. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

    CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

    SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

    In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

    The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

    ALTERNATIVE CREDIT ENHANCEMENT. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

    VOLUNTARY ADVANCES. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

    OPTIONAL TERMINATION. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

    MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securi ties.

    Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

    Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

    Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

    A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

    STRIPPED MORTGAGE-BACKED SECURITIES.   Balanced Fund may invest in stripped
mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

INVERSE FLOATING RATE SECURITIES
================================

    Balanced Fund may invest up to 5% of its net assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed . An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's 15% limitation on investments in such securities.

ASSET-BACKED SECURITIES
=======================

    Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

    Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

    Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
==================================================

    Each Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. CORE U.S. Equity and CORE Large Cap Growth Funds may only enter into such transactions with respect to the S&P 500 Index, for the CORE U.S. Equity Fund and a respective index in the case of the CORE Large Cap Growth Fund. The other Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

    FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

    When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are quoted or denominated in such currency. Each Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire.

    Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

    HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than CORE U.S. Equity and CORE Large Cap Growth Funds) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, each Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

    On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

    OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

    The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

    The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

    OTHER CONSIDERATIONS. Each Fund will engage in futures transactions and will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets quoted or denominated in the related currency) in the cash market at the time when the futures or options position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

    As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test. Under this test the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures to seek to increase total return may not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in currency forward contracts futures contracts and, for a Fund permitted to do so, related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Taxation").

    Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian cash or liquid assets in an amount equal to the underlying value of such contracts and options.

    While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

    Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

OPTIONS ON SECURITIES AND SECURITIES INDICES
============================================

    WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put options on any securities in which it may invest (other than CORE U.S. Equity and CORE Large Cap Growth Funds). A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

    A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

    Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund.

    In addition, a written call option or put option may be covered by maintaining cash or liquid assets (either of which may be quoted or denominated in any currency) in a segregated account, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

    A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

    A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by maintaining cash or liquid assets with a value equal to the exercise price in a segregated account with its custodian.

    A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

    PURCHASING OPTIONS. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest although Select Equity Fund has no present intention of doing so. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

    A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

    A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

    A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

    YIELD CURVE OPTIONS. Balanced Fund, with respect to up to 5% of its net assets, may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

    Balanced Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, Balanced Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. Balanced Fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Adviser, Balanced Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

    Yield curve options written by the Balanced Fund will be "covered." A call (or put) option is covered if the Balanced Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets sufficient to cover the Balanced Fund's net liability under the two options. Therefore, the Balanced Fund's liability for such a covered option is generally limited to the difference between the amount of the Balanced Fund's liability under the option written by the Balanced Fund less the value of the option held by the Balanced Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

    RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission ("SEC") changes its position, each Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

    Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

REAL ESTATE INVESTMENT TRUSTS
=============================

    Each Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

    Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "Act"). REITs (especially mortgage REITs) are also subject to interest rate risks.

WARRANTS AND STOCK PURCHASE RIGHTS
==================================

    Each Fund may invest up to 5% of its net assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Adviser for investment by the Fund. CORE U.S. Equity and CORE Large Cap Growth Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES
==================

    Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Adviser, to offer better opportunity for long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

    Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may be subject to currency exposure independent of their securities positions.

    Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

    Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

    Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

    Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and (except for CORE

U.S. Equity and CORE Large Cap Growth Funds) may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

    ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

    To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

    Each Fund (except CORE U.S. Equity and CORE Large Cap Growth Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets, including Asia," below.

    A Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) may invest in securities of issuers domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities quoted or denominated in other currency "baskets."

CURRENCY TRANSACTIONS
=====================

    INVESTING IN EMERGING MARKETS EQUITY, INCLUDING ASIA. International Equity, Asia Growth and Emerging Markets Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of Emerging Countries issuers (in the case of Emerging Markets Equity and International Equity Funds) and Asian Companies (as defined in the Prospectus) (in the case of Asia Growth Fund), as well as the risks associated with investments quoted or denominated in foreign currencies. Balanced, Growth and Income, Small Cap Equity and Capital Growth Funds may invest, to a lesser extent, in equity and equity-related securities of Emerging Countries issuers. In addition, certain of Balanced, International Equity, Emerging Markets Equity and Asia Growth Fund's potential investment and management techniques entail special risks. The Advisers believe that Asia offers an attractive investment environment and that new opportunities will continue to emerge in the years ahead. Asia Growth Fund concentrates on companies that the Advisers believe are taking full advantage of the region's growth and that have the potential for long-term capital appreciation. See "Investment Objectives and Policies" and "Risk Factors" in the Prospectus and "Emerging Country Securities" in this Additional Statement.

    The pace of change in many Emerging Countries, and in particular those in Asia, over the last 10 years has been rapid. Accelerating economic growth in the region has combined with capital market development, high government expenditure, increasing consumer wealth and taxation policies favoring company expansion. As a result, stock market returns in many Emerging Countries have
been relatively attractive.   See "Risk Factors" in the Prospectus.

    Each of the securities markets of the Emerging Countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of Emerging Country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about Emerging Country issuers than is available about issuers in the United States.

    Certain of the Emerging Country securities markets are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain Emerging Countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in Emerging Countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of Emerging Country markets may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

    Transaction costs, including brokerage commissions or dealer mark-ups, in Emerging Countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Emerging Countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

    Foreign investment in the securities markets of several of the Asian countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain of the Asian countries and may increase the expenses of the Fund. Certain Emerging Countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the Emerging Countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

    Each of the Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds' assets.

    The economies of Emerging Countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many Emerging Countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many Emerging Countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some Emerging Countries are vulnerable to weakness in world prices for their commodity exports.

    A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxation."

    Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.   Growth and Income,  Capital
Growth and Small Cap Equity Funds may enter into forward foreign currency exchange contracts for hedging purposes. Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

    At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

    A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

    Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if GSAM or GSAMI determines that there is a pattern of correlation between the two currencies. Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may also purchase and sell forward contracts to seek to increase total return when GSAM or GSAMI anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

    A Fund's custodian will place cash or liquid assets into a segregated account of such Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or, in the case of Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

    While a Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

      WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. Each Fund (except CORE U.S. Equity and CORE Large Cap Growth Funds) may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the U.S. dollar cost of securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

    Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may purchase call options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

    A call option written by a Fund obligates a Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund would obligate a Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Written Covered Options" above.

    A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

    A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

    A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

    In addition to using options for the hedging purposes described above, Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to seek to increase total return. Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may write
(sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

    Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the put option.

      SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time.
For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

    The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

CURRENCY SWAPS, MORTGAGE SWAPS, INDEX SWAPS AND INTEREST RATE SWAPS, CAPS,
==========================================================================
FLOORS AND COLLARS
==================

    The Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may, with respect to up to 5% of their net assets, enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Balanced Fund may, with respect to 5% of its net assets, enter into mortgage, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

    A Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency.
Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets the Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

    A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

    The use of interest rate, mortgage, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps, caps, floors and collars are illiquid and thus subject to a Fund's 15% limitation on investments in illiquid securities.

LENDING OF PORTFOLIO SECURITIES
===============================

    Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Advisers to be of good standing, and when, in the judgment of the Advisers, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Advisers determine to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
==============================================

    Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

INVESTMENT IN UNSEASONED COMPANIES
==================================

    Each Fund may invest up to 5% of its net assets, calculated at the time of purchase, in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one nationally recognized statistical rating organization. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

OTHER INVESTMENT COMPANIES
==========================

    A Fund reserves the right to invest up to 5% of its net assets in the securities of other investment companies but may not acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Adviser or any of its affiliates acts as adviser, the advisory and administration fees payable by the Fund to an Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Adviser.

REPURCHASE AGREEMENTS
=====================

    Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

    For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

    As with any unsecured debt instrument purchased for a Fund, the Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

    In addition, a Fund, together with other registered investment companies having advisory agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

                            INVESTMENT RESTRICTIONS

    The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "Investment Objectives and Policies" in the Prospectus. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds' fundamental investment restriction no. 1, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

      A Fund may not:
      ===============

         (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

         (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

         (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and
              (e) the Fund may engage transactions in mortgage dollar rolls which are accounted for as financings.

         (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

         (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

         (6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

         (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

         (8) issue senior securities to the extent such issuance would violate applicable law.

    Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

    In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

    A Fund may not:

    (a) Invest in companies for the purpose of excercising control or management.

    (b) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

    (c) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

    (d)  Make short sales of securities, except short sales against the box.

                                   MANAGEMENT

    Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

NAME, AGE                POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST     DURING PAST 5 YEARS
-----------              ----------     -------------------

Ashok N. Bakhru, 53      Chairman       Executive Vice President-Finance and
1325 Ave. of Americas    & Trustee      Administration and Chief Financial
New York, NY  10019                     Officer, Coty Inc. (since April 1996);
                                        President, ABN Associates (June 1994
                                        through March 1996). Senior Vice
                                        President of Scott Paper Company until
                                        June 1994; Director of Arkwright Mutual
                                        Insurance Company; Trustee of
                                        International House of Philadelphia;
                                        Member of Cornell University
                                        Council; Trustee of the Walnut Street
                                        Theater.


*David B. Ford, 51       Trustee        Managing Director, Goldman Sachs (since
One New York Plaza                      1996);General Partner, Goldman Sachs
New York, NY 10004                      (1986-1996); Co-Head of Goldman Sachs
                                        Asset Management (since December
                                        1994).


*Douglas C. Grip, 35     Trustee        Vice President, Goldman Sachs (since
One New York Plaza       & President    May 1996);President, MFS Retirement
New York, NY 10004                      Services Inc., of Massachusetts
                                        Financial Services (prior thereto).


*John P. McNulty, 44     Trustee        Managing Director, Goldman Sachs (since
One New York Plaza                      1996); General Partner of Goldman Sachs
New York, NY 10004                      (1990-1994 and 1995-1996);
                                        Co-Head of Goldman Sachs Asset
                                        Management (since November 1995);
                                        Limited Partner of Goldman Sachs (1994
                                        to November 1995).


Mary P. McPherson, 60    Trustee        President of Bryn Mawr College (since
Taylor Hall                             1978); Director of Bryn Mawr College
 Bryn Mawr,PA 19010                     Josiah Macy, Jr, Foundation (since
                                        1977); director of the Philadelphia
                                        Contributionship (since 1985); Director
                                        of Amherst College (since 1986);
                                        director of Dayton Hudson Corporation
                                        (since 1988); Director of the Spencer
                                        Foundation (since 1993); and member of
                                        PNC Advisory Board (since 1993).

NAME, AGE                POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST     DURING PAST 5 YEARS
-----------              ----------     -------------------

*Alan A. Shuch, 48       Trustee        Limited Partner, Goldman Sachs (since
 One New York Plaza                     1994); Director and Vice President of
 New York, NY  10004                    Goldman Sachs Funds Management Inc.
                                        (from April 1990 to November 1994);
                                        President and Chief Operating
                                        Officer, GSAM (from September 1988 to
                                        November 1994).




Jackson W. Smart, 66     Trustee        Chairman, Executive Committee, First
One Northfield Pz #218                  Commonwealth, Inc. ( a managed dental
Northfield, IL  60093                   care company, since January 1996);
                                        Chairman and Chief Executive Officer,
                                        MSP Communications Inc. (a company
                                        engaged in radio broadcasting) (since
                                        November 1988), Director, Federal
                                        Express Corpo ration (since 1976),
                                        Evanston Hospital Corporation (since
                                        1980), First Commonwealth, Inc. (since
                                        1988) and North American Private Equity
                                        Group Trustee Chairman, Executive
                                        Committee, First (a venture capital
                                        fund).


William H. Springer, 67  Trustee        Vice Chairman and Chief Financial and
701 Morningside Drive                   Administrative Officer, (February 1987
Lake Forest, IL  60045                  to June 1991) of Ameritech (a
                                        telecommunications holding company;
                                        Director,Walgreen Co. (a retail drug
                                        store business); Director of Baker,
                                        Fentress & Co. (a closed-end, non-
                                        diversified management investment
                                        company) (April 1992 to present).


Richard P. Strubel, 57   Trustee        Managing Director, Tandem Partners, Inc.
70 West Madison St.                     (since 1990); President and Chief
Ste 1400                                Executive Officer, Microdot, Inc. (a
Chicago, IL  60602                      diversified manufacturer of fastening
                                        systems and connectors)(January 1984 to
                                        October 1994).

*Scott M. Gilman, 37     Treasurer      Director, Mutual Funds Administration,
One New York Plaza                      Goldman Sachs Asset Management (since
New York, NY  10004                     April 1994); Assistant Treasurer,
                                        Goldman Sachs Funds Management, Inc.
                                        (since March 1993); Vice President,
                                        Goldman Sachs (since March 1990).


*John M. Perlowski, 32   Assistant      Vice President, Goldman Sachs (since
One New York Plaza        Treasurer     July 1995); Director, Investors Bank
New York, NY 10004                      and Trust,November 1993 to July 1995);
                                        Audit Manager of Arthur Andersen
                                        LLP (prior thereto).

*Pauline Taylor, 50      Vice           Vice President of Goldman Sachs (since
4900 Sears Tower          President     1992);  Director Shareholder Servicing
Chicago, IL  60606                      (since June 1992).

NAME, AGE                POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST     DURING PAST 5 YEARS
-----------              ----------     -------------------


*John W. Mosior, 58      Vice           Vice President, Goldman Sachs and
4900 Sears Tower          President     Manager of Shareholder Servicing of
Chicago, IL  60606                      GSAM (since November 1989).


*Nancy L. Mucker, 47     Vice  Vice     President, Goldman Sachs (since April
4900 Sears Tower          President     1985); Manager of Shareholder
Chicago, IL  60606                      Servicing of GSAM since November 1989).


*Michael J. Richman, 36  Secretary      Associate General Counsel of
85 Broad Street                         Goldman Sachs Asset Manage-
New York, NY                            ment (since February 1994);
10004                                   Vice President and Assistant General
                                        Counsel of Goldman Sachs (since June
                                        1992); Counsel to the Funds Group, GSAM
                                        (since June 1992); Partner, Hale and
                                        Dorr (September 1991 to June 1992).


*Howard B. Surloff, 31    Assistant     Assistant General Counsel and Vice
85 Broad Street            Secretary    President, Goldman Sachs (since
New York, NY  10004                     November 1993 and May 1994
                                        respectively); Counsel to the Funds
                                        Group, Goldman Sachs Asset Management
                                        (since November 1993); Associate of
                                        Shereff Friedman, Hoffman & Goodman
                                        (prior thereto).


*Valerie A. Zondorak, 31  Assistant     Vice President, Goldman Sachs (since
85 Broad Street            Secretary    March 1997); Counsel to the Funds
New York, New York 10004                Group, Goldman Sachs Asset Management
                                        (since March 1997);  Associate of
                                        Shereff Friedman, Hoffman &  Goodman
                                        (prior thereto).


*Steven E. Hartstein, 33  Assistant     Legal Products Analyst, Goldman Sachs
85 Broad Street            Secretary    (June 1993 to present); Funds
New York, NY  10004                     Compliance Officer, Citibank Global
                                        Asset Management (August 1991 to June
                                        1993).

*Deborah Farrell, 25      Assistant     Administrative Assistant, Goldman Sachs
 85 Broad Street           Secretary    since January 1994.  Formerly at Cleary
 New York, NY 10004                     Gottlieb, Steen and Hamilton.

*Kaysie P. Uniacke, 36    Assistant     Vice President and Senior Portfolio
One New York Plaza         Secretary    Manager, Goldman Sachs Asset
New York, NY 10004                      Management (since 1988).

NAME, AGE                POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST     DURING PAST 5 YEARS
-----------              ----------     -------------------

*Elizabeth D.
  Anderson, 27            Assistant     Portfolio Manager, GSAM (since April
One New York Plaza         Secretary    1996); Junior Portfolio Manager,
New York, NY 10004                      Goldman Sachs Asset Management (since
                                        1993); Funds Trading Assistant, GSAM
                                        (1993-1995); Compliance Analyst,
                                        Prudential Insurance (1991-1993).

     As of April ___, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust (or its predecessors) for the one-year period ended January 31, 1997:

                                             Pension or           Total
                                             Retirement        Compensation
                                              Benefits      from Goldman Sachs
                            Aggregate        Accrued as        Mutual Funds
                          Compensation         Part of        (including the
Name of Trustee         from the Funds***  Funds' Expenses       Funds)*
----------------------  -----------------  ---------------  ------------------

Paul C. Nagel, Jr.**               $3,775               $0             $62,450
Ashok N. Bakhru                     3,969                0              69,299
Marcia L. Beck                          0                0                   0
David B. Ford                           0                0                   0
Douglas C. Grip                         0                0                   0
Alan A. Shuch                           0                0                   0
Jackson W. Smart                    3,388                0              58,954
William H. Springer                 3,388                0              58,954
Richard P. Strubel                  3,388                0              58,954

______________

     * The Goldman Sachs Mutual Funds consisted of 31 mutual funds on January 31, 1997.

     **   Retired as of June 30, 1996.

     *** Effective May 1, 1997, the Funds were reorganized from series of Goldman Sachs Equity Portfolios, Inc. (the "Corporation") into the Trust. The amounts shown in the column reflect compensation paid to the Trustees by the Corporation.

MANAGEMENT SERVICES
===================

     As stated in the Funds' Prospectus, GSFM, One New York Plaza, New York, New York, a Delaware limited partnership and an affiliate of Goldman Sachs, 85 Broad Street, New York, New York, serves as investment adviser to CORE U.S. Equity and Capital Growth Funds. GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to Balanced, Growth and Income, CORE Large Cap Growth, Mid Cap Equity and Small Cap Equity Funds. GSAMI, 133 Peterborough Court, London, England, EC4A 2BB serves as investment adviser to International Equity, Emerging Markets Equity and Asia Growth Funds. See "Management" in the Funds' Prospectus for a description of the applicable Adviser's duties to the Funds.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the U.S. and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $160 million, the Goldman Sachs Global Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

     In managing the Funds, the Advisers have access to Goldman Sachs' economics research. The Economics Research Department conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the Institutional Investor's annual "All British Research Team Survey" in the following categories:
Economics (U.K.) 1986-1993; Economics/International 1989-1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; and Currency Movements 1986-1993.

     In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities (in particular, the International Equity, Emerging Markets Equity and Asia Growth Funds), the Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

     Each Fund's management agreement provides that the Advisers may render similar services to others as long as the services provided by the Advisers thereunder are not impaired thereby.

     The CORE Large Cap Growth, and Emerging Markets Equity Funds management agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the management agreement, on April 23, 1997. The other Funds' management agreements were most recently approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 23, 1997. These arrangements were most recently approved by the shareholders of each Fund (other than CORE Large Cap Growth and Emerging Markets Equity Funds) on April ____, 1997. Each management agreement will remain in effect until June 30, 1998 from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees, and (b) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each management agreement will terminate automatically if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Fund on 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Trust.

     Pursuant to the management agreements the Advisers are entitled to receive the fees listed below, payable monthly of such Fund's average daily net assets. In addition, the Advisers voluntarily agreed to limit its management fee to an annual rate also listed below:

                                Management    Management
                                With Fee      without Fee
Fund                            Limitations   Limitations
------------------------------  ------------  ------------

GSAM
Balanced Fund                          0.65%         0.65%
Growth and Income Fund                 0.70%         0.70%
CORE Large Cap Growth Fund             0.60%         0.75%
Mid Cap Equity Fund                    0.75%         0.75%
Small Cap Equity Fund                  1.00%         1.00%

GSFM
CORE U.S. Equity Fund                  0.75%         0.59%
Capital Growth Fund                    1.00%         1.00%

GSAMI
International Equity Fund              1.00%         0.89%
Emerging Markets Equity Fund           1.20%         1.10%
Asia Growth Fund                       1.00%         0.86%


     GSAM, GSFM and GSAMI may discontinue or modify the above limitations in the future at their discretion, although they have no current intention to do so.

     Prior to May 1, 1997, the Funds then in operation had separate investment advisory (and subadvisory, in the case of the International Equity Fund) and administrative agreements. Effective May 1, 1997, the services under such agreements were combined in the Management Agreements. The services required to be performed for the Funds and the combined advisory (and subadvisory, in the case of the International Equity Fund) and administration fees payable by the Funds under the former advisory (and subadvisory, in the case of the International Equity Fund) and administrative agreements are identical to the services and fees under the management agreements.

     For the last three fiscal years the amounts of the combined investment advisory (and subadvisory, in the case of the International Equity Fund) and administration fees incurred by each Fund then in existence were as follows:


                                     1997        1996        1995
                                   =========  ==========  ==========

Balanced Fund                     $  402,183  $   93,041   $   6,814
Growth and Income Fund             3,541,318   2,225,553     790,893
CORE U.S. Equity Fund/2,3/         1,667,381     817,563     693,383
CORE Large Cap Growth Fund/1/          N/A         N/A         N/A
Capital Growth Fund                8,697,265   9,335,745   8,724,828
Mid Cap Equity Fund/4/               964,945     489,043       N/A
International Equity Fund/3/       4,124,076   2,794,872  3,186,509
Small Cap Equity Fund              2,130,703   2,908,839   3,385,899
Emerging Market Equity Fund/1 /        N/A         N/A         N/A
Asia Growth Fund/2,3/              2,221,857   1,563,641     553,084
----------------------------

1    Not Operational.

2 Does not give effect to the agreement (which was not in effect during such fiscal years) by GSFM, GSAM and GSAMI to limit management fees to 0.59% and 0.86%, respectively of CORE U.S. Equity and Asia Growth Fund's average daily net assets.

3 Gives effect to the agreement (which was in effect as of June 15, 1995) by GSFM to limit management fees to 0.59% of the CORE U.S. Equity, International Equity and Asia Growth Fund's average daily net assets. For the fiscal year ended January 31, 1996, had limitations not been in effect, CORE U.S. Equity, International Equity and Asia Growth Fund's would have paid $1,019,639, $0 and $0, respectively, in investment management fees. For the fiscal year ended January 31, 1997, had limitations not been in effect, CORE U.S. Equity, International Equity and Asia Growth Funds would have paid $2,119,552, $4,638,203 and $2,583,555, respectively, in investment management fees.

4    Commenced operations on August 1, 1995.

     Under the Management Agreement, each Adviser also: (i) supervises all non-advisory operations of each Fund that it advisers; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Advisers and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds will invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     Each Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

DISTRIBUTOR AND TRANSFER AGENT
==============================

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A and Class B Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended January 31, 1995 and 1996.

     Goldman Sachs retained the following commissions on sales of Class A and Class B Shares during the following periods:

                                     1997       1996      1995
                                  ==========  ========  ========

Balanced Fund                     $   94,000  $ 28,000  $ 14,000
Growth and Income Fund               555,000   771,000   361,000
CORE U.S. Equity Fund                380,000   108,000    58,000
CORE Large Cap Growth Fund/1/     N/A         N/A       N/A
Capital Growth Fund                  323,000   523,000   815,000
International Equity Fund          1,563,000   211,000   660,000
Small Cap Equity Fund                219,000   202,000   868,000
Emerging Market Equity Fund/1/    N/A         N/A       N/A
Asia Growth Fund                   1,397,000   507,000   829,000
----------------------------------------------------------------

1    Not operational.


     Goldman Sachs serves as the Trust's transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to
(i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information,
(vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee with respect to each Fund with respect to Class A Shares and Class B Shares equal to $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction-related expenses (including those out-of-pocket expenses payable to servicing agents).

     For the last three fiscal years the amounts paid to Goldman Sachs by each Fund then in existence for transfer agency services performed were as follows:

                                       Class A & B        Class A & B        Class A & B
                                           1997               1996               1995
                                   ====================  ==============  ====================

Balanced Fund                                  $148,576        $ 72,067              $ 20,000
Growth and Income Fund                          870,527         542,671               262,158
CORE U.S. Equity Fund                           319,246         103,682               151,230
CORE Large Cap Growth Fund/1/      N/A                   N/A             N/A
Capital Growth Fund                             908,310         549,844               694,014
International Equity Fund                       586,243         129,313               481,169
Small Cap Equity Fund                           511,883         254,292               600,618
Emerging Markets Equity Fund/1/    N/A                   N/A             N/A
Asia Growth Fund                                385,114         192,097               120,000

                                   Institutional Shares  Service Shares  Institutional Shares
                                                   1997            1997                  1996
                                               ========        ========              ========

Growth and Income Fund                         $     15        $    488  N/A
CORE U.S. Equity Fund/2/           N/A                   N/A                         $ 11,571
CORE Large Cap Growth Fund/1/      N/A                   N/A             N/A
Mid Cap Equity Fund/3/                           51,464  N/A                           26,082
International Equity Fund/2/       N/A                   N/A             N/A
Emerging Markets Equity Fund/1/    N/A                   N/A             N/A
Asia Growth Fund/2/                N/A                   N/A             N/A

___________________________

1    Not operational.
2    Contractually set to 0.
3    Commenced operations on August 1, 1995.

     The Trust's distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.

OTHER PURCHASE INFORMATION

     Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. If shares of a Fund are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account.

     The Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers for the sale and distribution of Class A and Class B Shares of the Funds and/or for the servicing of those shares. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectus and this Statement of Additional Information for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to dealers as set forth in the Prospectus. These Additional Payments may take the form of "due diligence" payments for an Authorized Dealer's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' Class A and Class B Shares; and payments for the sale of Class A and Class B Shares and/or the maintenance of Shares balances. In addition, the Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Authorized Dealer, or may be based on a percentage of the value of Shares sold to, or held by, customers of the Authorized Dealers involved, and may be different for different Authorized Dealers. Furthermore, the Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Authorized Dealers and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.

EXPENSES
========

     Except as set forth in the Prospectus under "Management," the Trust is responsible for the payment of its expenses. The expenses include, without limitation, the fees payable to the Advisers, the fees payable to GSAM, the fees and expenses payable to the Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM, GSAMI and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution, authorized dealer service and administration plans, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Adviser to the Balanced, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, Mid Cap Equity, International Equity, Emerging Markets Equity and Asia Growth Funds has voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management, distribution and authorized dealer service fees, any class-specific transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses, and in the case of each Fund other than Balanced and CORE Large Cap Growth Funds, transfer agency fees) to the extent such expense exceed 0.10%, 0.11%, 0.06%, 0.05%, 0.06%, 0.20%, 0.16% and 0.24% per annum of such Funds'
average daily net assets respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser in its discretion at any time.

     Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the applicable Adviser's costs of performing certain accounting services not being provided by a Fund's Custodian.

     For the last three fiscal years the amounts of certain "Other Expenses" of each Fund then in existence that were reduced or otherwise limited were as follows:

                                        1997      1996      1995
                                      ========  ========  ========

Balanced Fund                         $319,552  $192,405  $ 95,906
Growth and Income Fund                       0         0   106,725
CORE U.S. Equity Fund                  104,833   110,581       N/A
CORE Large Cap U.S. Growth Fund/1/         N/A       N/A       N/A
Capital Growth Fund                        N/A       N/A       N/A
Mid Cap Equity Fund/2/                  72,441    85,515       N/A
International Equity Fund              144,265       N/A       N/A
Small Cap Equity Fund                      N/A       N/A       N/A
Emerging Markets Equity Fund/1/            N/A       N/A       N/A
Asia Growth Fund                        50,407         0    35,905

________________________________
1    Not operational.
2    Commenced operations on August 1, 1995.


CUSTODIAN AND SUB-CUSTODIANS
============================

     State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
==============================

     Arthur Andersen, LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen, LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.



                                 PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of a Fund, the Advisers are generally required to give primary consideration to obtaining the most favorable price and efficient execution under the circumstances. This means that an Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available.
Within the framework of this policy, the Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Advisers in the performance of their decision-making responsibilities. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Advisers in providing management services for the Trust.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be give to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     On occasions when an Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Adviser acts as investment adviser or subadviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     Subject to the above considerations, the Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

          In addition, Goldman Sachs, as a member firm of the New York Stock Exchange may effect exchange transactions and receive compensation therefor if expressly so authorized in a written contract with the Trust. The Trust, on behalf of each Fund, has entered into such a contract with Goldman Sachs. Goldman Sachs will provide the Trust at least annually with a statement setting forth the total amount of all compensation retained by Goldman Sachs in connection with effecting transactions for the accounts of the Funds. The Trustees will review and approve all the Funds' portfolio transactions with Goldman Sachs and the compensation received by Goldman Sachs in connection therewith. The Trust, of course, will effect its portfolio transactions in a manner consistent with all applicable laws.

 For the past three fiscal years, each Fund in existence paid brokerage commissions as follows:


                                                        Total                Total          Brokerage
                                                      Brokerage            Amount of       Commissions
                                        Total        Commissions          Transaction         Paid
                                      Brokerage        Paid to             on which        to Brokers
                                     Commissions      Affiliated          Commissions       Providing
                                        Paid          Persons/2/            Paid/3/         Research
                                     ===========  ==================  ===================  ===========

Fiscal Year Ended
January 31, 1997:

Balanced Fund                         $   62,072  $  5,112 (8%)/1/    $ 1,057,742(15%)/2/           $0

Growth and Income Fund                   779,396    77,587(10%)/1/      13,310,208(9%)/2/            0

CORE U.S. Equity Fund                    279,620          0(0%)/1/       6,706,824(0%)/2/            0

CORE Large Cap Growth Fund/ (3)/            N/A           N/A                    N/A                N/A

Capital Growth Fund                    1,460,140   304,052(21%)/1/      29,920,578(1%)/2/            0

Mid Cap Equity Fund                      364,294     22,134(6%)/1/       6,655,100(7%)/2/            0

International Equity Fund              1,529,436               0(0%)    48,059,958(0%)/2/            0

Small Cap Equity Fund                    758,205     36,087(5%)/1/      16,439,842(1%)/2/            0

Emerging Markets Equity Fund/(3)/           N/A           N/A                   N/A                 N/A

Asia Growth Fund                       1,554,313     50,624(3%)/1/     102,609,295(4%)/2/            0


                                                         Total                  Total             Brokerage
                                                       Brokerage              Amount of          Commissions
                                         Total        Commissions            Transaction            Paid
                                       Brokerage        Paid to                on which          to Brokers
                                      Commissions      Affiliated            Commissions          Providing
                                         Paid          Persons/2/              Paid/3/            Research
                                      ===========  ==================  ========================  ===========

Fiscal Year Ended
January 31, 1996:

Balanced Fund                          $   56,860  $  7,391(13%)/(1)/  $   29,697,202(13%)/(2)/           $0

Growth and Income Fund                    841,605     71,218(8%)/(1)/      425,040,430(9%)/(2)/            0

CORE U.S. Equity Fund                     121,424          0(0%)/(1)/      148,427,497(0%)/(2)/            0

CORE Large Cap Growth Fund/(3) /             N/A             N/A                     N/A                  N/A

Capital Growth Fund                     1,979,949   284,660(14%)/(1)/   1,034,755,196(11%)/(2)/            0

Mid Cap Equity Fund                       315,212    40,935(13%)/(1)/     142,547,552(11%)/(2)/            0

International Equity Fund               1,260,992     13,629(1%)/(1)/      359,700,166(1%)/(2)/            0

Small Cap Equity Fund                     690,234    72,980(11%)/(3)/      170,616,044(6%)/(2)/            0

Emerging Markets Equity Fund/(3) /          N/A              N/A                    N/A                   N/A

Asia Growth Fund                        1,676,525      3,778(0%)/(1)/      247,662,049(2%)/(2)/            0


                                                       Total               Total           Brokerage
                                                     Brokerage           Amount of        Commissions
                                        Total       Commissions         Transaction          Paid
                                      Brokerage       Paid to             on which        to Brokers
                                     Commissions     Affiliated         Commissions        Providing
                                        Paid         Persons/2/           Paid/3/          Research
                                     ===========  ================  ====================  ===========

Fiscal Year Ended
January 31, 1995:

Balanced Fund                         $    9,652  $  1,522(16%)/1/  $  7,216,224(10%)/2/           $0

Growth and Income Fund                   637,080    77,404(12%)/1/    468,165,610(7%)/2/            0

CORE U.S. Equity Fund                    119,192          0(0%)/1/     99,616,396(0%)/2/            0

CORE Large Cap Growth Fund/(3)/             N/A            N/A               N/A                   N/A

Capital Growth Fund                    1,427,413   273,076(19%)/1/   786,135,073(13%)/2/            0

Mid Cap Equity Fund                         N/A            N/A               N/A                   N/A

International Fund                     1,799,525          0(0%)/1/    546,364,113(0%)/2/            0

Small Cap Equity Fund                    555,667     23,137(4%)/1/    392,235,715(2%)/2/            0

Emerging Markets Equity Fund/(3)/           N/A            N/A               N/A                   N/A

Asia Growth Fund                       1,002,148     67,754(7%)/1/    171,880,775(2%)/2/            0

----------------------------

1 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
2    Percentage of total commissions paid.
3    Not operational.

During the fiscal year ended January 31, 1997, the Trust acquired and sold securities of its regular broker-dealers: [insert broker/dealer names]. As of January 31, 1997, the Trust held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):

Fund                       Broker/Dealer    Amount
------------------------  ----------------  -------

Balanced Fund             Bear Stearns      $ 6,679
                          Lehman Brothers     2,098
                          Chase Securities      490

Growth and Income Fund    Chase Securities  $ 6,003
                          Lehman Brothers    11,099
                          Bear Stearns       19,457

Core US Equity Fund       Chase Securities    1,193
                          Smith Barney        6,439
                          Merrill Lynch       4,423
                          Morgan Stanley      2,188
                          Salomon Brothers    4,249
                          Bear Stearns        2,614
                          Lehman Brothers       659

Capital Growth Fund       Bear Stearns       13,286
                          Lehman Brothers     3,349

Mid Cap Equity Fund       Lehman Brothers     2,151
                          Bear Stearns        2,977

Small Cap Equity Fund     Bear Stearns       12,052
                          Lehman Brothers     3,038


                                NET ASSET VALUE

     Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class.
All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in the Prospectus).

     In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     Portfolio securities of the Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the Nasdaq National Market

("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices; and
(ii) on a foreign exchange will be valued at the last sale price (also referred to as the close price). The last sale price for securities traded principally on a foreign exchange will be determined as of the close of the London Stock Exchange or, for securities traded on exchanges located in the Asia Pacific region, noon London time; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked price; (c) exchange traded options and futures contracts will be valued at the last sale price in the market where such contracts are principally traded; (d) forward foreign currency exchange contracts will be valued using a pricing service (such as Reuters), then calculating the mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (e) debt securities, other than money market instruments, will be valued on the basis of dealer-supplied quotations or by using a pricing service approved by the Trustees if such prices are believed by the Adviser to accurately represent market value; money market instruments, which are defined as those debt securities with a remaining maturity of 60 days or less, will be valued at amortized cost; (f) overnight repurchase agreements will be valued at cost and term repurchase agreements will be valued at the average of bid quotations obtained daily from at least two recognized dealers; (g) OTC and exchange traded options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank; and (h) all other securities, including those for which a pricing service supplies no quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with procedures established by the Trustees.

     Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in a Fund's calculation of net asset values unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

     The proceeds received by each Fund and each other series of the Trust established by the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.

                            PERFORMANCE INFORMATION

     A Fund may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The following table indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

     Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers

Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index - Total Return; (o) Russell 1000 Growth Index-Total Return; (p) the Value-Line Composite-Price Return; (q) the Wilshire 4500 Index; (r) the FT-Actuaries Europe and Pacific Index, and (s) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley including (EAFE), and the Morgan Stanley Capital International Combined Asia ex Japan Free Index, the Morgan Stanley Capital International Emerging Markets Free Index, Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (t) the FT-Actuaries Europe and Pacific Index; (u) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (v) The Goldman Sachs Commodities Index; and (w) information produced by Micropal, Inc.. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

     Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such Information may address:

     - cost associated with aging parents;
     - funding a college education (including its actual and estimated cost);
     - health care expenses (including actual and projected expenses);
     - long-term disabilities (including the availability of, and coverage provided by, disability insurance);

     - retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

     - asset allocation strategies and the benefits of diversifying among asset classes;
     - the benefits of international and emerging market investments;
     - the effects of inflation on investing and saving;
     - the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and
     - measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

     The CORE Large Cap Growth Fund was organized on May 1, 1997 and has no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, the Fund has adopted the adjusted performance record of a separate account managed by the Advisers for periods prior to the Funds' commencement of operations which converted into Class A Shares as of commencement date. Any quotation of performance data of this Fund relating to this period will include the adjusted performance record of the applicable separate account. The performance records of the separate account quoted by the Fund have been adjusted downward based on the expenses applicable to Class A Shares (the class into which the separate account transferred) to reflect the expenses expected to be incurred by the Fund as stated in the expense table in the Prospectuses. These expenses include any sales charges and asset-based charges (i.e., fees under Distribution and Authorized Dealer Service Plans) imposed and other operating expenses. Total return quotations will be calculated pursuant to SEC approved methodology. Prior to May 1, 1997, the separate account was a separate investment advisory account under discretionary management by the Adviser and had substantially similar investment objectives, policies and strategies as the Fund. Unlike the Fund, the separate account was not registered as an investment company under the Act and therefore was not subject to certain investment restrictions and operational requirements that are imposed on investment companies by the Act. If the separate account had been registered as an investment company under the Act, the separate account's performance may have been adversely affected by such restrictions and requirements. On May 1, 1997, the separate account transferred a portion of its assets to the Fund in exchange for Fund shares. The performance record of each other class has been linked to the performance of the separate account (based on Class A expenses) and the Class A performance for any periods prior to commencement of operations of a class of shares.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                 Assuming no voluntary
                                                                 waiver of fees and no
                                                                 expense reimbursements
                        --------------------------------------------------------------------------------------------------------
                                                                                Assumes          Assumes     Assumes    Assumes
                                                                               5.5% sales       no sales   5.5% sales   no sales
Fund                        Class                 Time Period                    charge          charge      charge      charge
----------------------  -------------  ---------------------------------  --------------------  ---------  -----------  --------

Balanced Fund           A              10/12/94-1/31/97 - Since inception       17.41%          20.32%
Balanced Fund           A              2/1/96-1/31/97 - One year                12.07%          18.59%
Balanced Fund           B              5/1/96-1/31/97 - Since inception *       N/A             16.22%

Growth and Income       A              2/5/93-1/31/97 - Since inception         17.31%          18.98%
Growth and Income       A              2/1/96-1/31/97 - One year                21.39%          28.42%
Growth and Income       B              5/1/96-1/31/97 - Since inception *       N/A             22.23%
Growth and Income       Institutional  6/3/96-1/31/97 - Since inception *       N/A             20.77%
Growth and Income       Service        3/6/96-1/31/97 - Since inception *       N/A             23.87%

Core U.S. Equity        A              5/24/91-1/31/97 - Since inception        13.54%          14.67%
Core U.S. Equity        A              2/1/96-1/31/97 - One year                16.98%          23.75%
Core U.S. Equity        B              5/1/96-1/31/97 - Since inception *       N/A             18.59%
Core U.S. Equity        Institutional  6/15/95-1/31/97 - Since inception        N/A             28.04%
Core U.S. Equity        Institutional  2/1/96-1/31/97 - One year                N/A             24.63%
Core U.S. Equity        Service        6/7/96-1/31/97 - Since inception *       N/A             15.92%

Capital Growth          A              4/20/90-1/31/97 - Since inception        15.57%          16.54%
Capital Growth          A              2/1/92-1/31/97 - Five year               15.42%          16.73%
Capital Growth          A              2/1/96-1/31/97 - One year                19.04%          25.97%
Capital Growth          B              5/1/96-1/31/97 - Since inception *       N/A             19.39%

Mid Cap Equity          Institutional  8/1/95-1/31/97 - Since inception         N/A             21.65%
Mid Cap Equity          Institutional  2/1/96-1/31/97 - One year                N/A             25.63%


International Equity    A              12/1/92-1/31/97 - Since inception         9.66%          11.15%
International Equity    A              2/1/96-1/31/97 - One year                 7.26%          13.48%
International Equity    B              5/1/96-1/31/97 - Since inception *       N/A              2.83%
International Equity    Institutional  2/7/96-1/31/97 - Since inception *       N/A             12.53%
International Equity    Service        3/6/96-1/31/97 - Since inception *       N/A             10.42%

Small Cap               A              10/22/92-1/31/97- Since inception        12.12%          13.61%
Small Cap               A              2/1/96-1/31/97 - One year                20.27%          27.28%
Small Cap               B              5/1/96-1/31/97 - Since inception *       N/A              5.39%

Asia Growth             A              7/8/94-1/31/97 - Since inception         -4.46%           6.78%
Asia Growth             A              2/1/96-1/31/97 - One year                -6.44%          -1.01%
Asia Growth             B              5/1/96-1/31/97 - Since inception *       N/A             -6.02%
Asia Growth             Institutional  2/2/96-1/31/97 - Since inception *       N/A             -1.09%
--------------------------

All returns are average annual total returns.
* Represents an aggregate total return (not annualized) since this class has not completed a full twelve months of operations.

From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

     The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

     A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return and yield will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

     Total return will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, total return with respect to each class of shares of a Fund will differ.


                              SHARES OF THE TRUST

     The Funds were reorganized from series of a Maryland corporation as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997, on April 30, 1997.

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series.

     The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of the Mid Cap Equity Fund into two classes: Institutional and Service Shares. Balanced, Capital Growth and Small Cap Equity Funds have been classified into two classes: Class A and Class B Shares. Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, International Equity, Emerging Markets Equity and Asia Growth Funds have been classified into four classes: Institutional Shares, Service Shares, Class A Shares and Class B Shares.

     Each Institutional Share, Service Share, Class A Share and Class B Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service Plans are borne exclusively by Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A Shares or Class B Shares and transfer agency fees are borne at different rates by Class A Shares or Class B Shares than Institutional and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

     Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class A Shares.

     Class B Shares of the Funds are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares and Class B Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

     As of April 1, 1997, State Street Bank & Trust Company as Trustee (GS Profit Sharing Master Trust), Attn. Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992, was recordholder of 97.88% of Mid Cap Equity Fund's outstanding shares; Trukan and Co., Attn: K. Ufford, P.O. Box 3699, Wichita, KS 67201-3699, was recordholder of 6.80% of Balanced Fund's outstanding shares; Frontier Trust Co. Inc. Trustee (FBO Dade County Public Schools), Attn: Agnes R. McMurray, Fringe Benefits Management Co., 1720 S. Gadsden St., Tallahassee, FL 32301-5547, was recordholder of 6.80% of Balanced Fund's outstanding shares; and State Street Bank & Trust Company as Trustee (Goldman Sachs Employees'

Pension Plan), Attn: Louis Pereria, P.O. Box 1992, Boston, MA 02105-1992, was recordholder of 5.10% of the Small Cap Equity Fund's outstanding shares.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) harmless from and indemnified against all loss and expense arising form such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trustor any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or their organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholder, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for error of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                 TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.



GENERAL
=======

     Each Fund is a separate taxable entity. CORE Large Cap Growth and Emerging Markets Equity Funds each intends to elect and each other Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test");
(b) such Fund derive less than 30% of its gross income from the sale or other disposition of any of the following which was held for less than three months:
(i) stock or securities; (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies); and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

     If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the International Equity, Emerging Markets Equity or Asia Growth Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. Asia Growth Fund had approximately $184,000, $5,487,000 and $9,825,000 at January 31, 1997 of capital loss carry forwards expiring in 2002, 2003, and 2004, respectively, for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund's distributions to shareholders. The short-short test described above may limit a Fund's ability to use options, forward contracts, and futures transactions as well as its ability to engage in short sales. Moreover, application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     A Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Each Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as may occur for International Equity, Emerging Markets Equity and Asia Growth Funds, more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If the International Equity, Emerging Markets Equity and Asia Growth Funds make this election, its respective shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

     If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by International Equity, Emerging Markets Equity or Asia Growth Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of International Equity, Emerging Markets Equity and Asia Growth Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by such a Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that the International Equity, Emerging Markets Equity or Asia Growth Funds files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by a Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct such taxes in computing the amount it is required to distribute.

     If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

TAXABLE U.S. SHAREHOLDERS - DISTRIBUTIONS
=========================================

For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

     Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends received deduction if such Fund were not a regulated investment company may be eligible, for the dividends received deduction for corporations. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by International Equity, Asia Growth and Emerging Markets Equity Funds will qualify for the dividends-received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. Distributions, if any, that are in excess of a Fund's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

TAXABLE U.S. SHAREHOLDERS - SALE OF SHARES
==========================================

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     Each Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS
=====================

     The discussion above relates solely to U.S. federal income tax law as it applies to "U.S. persons" subject to tax under such law. Shareholders who, as to the United States, are not "U.S. persons," (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by International Equity, Emerging Markets Equity or Asia Growth Funds to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

STATE AND LOCAL
===============

     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                              FINANCIAL STATEMENTS

     The audited financial statements and related Reports of Independent Public Accountants, contained in the 1997 Annual Report of each of the Funds, are incorporated herein by reference into this Additional Statement and attached hereto.


                               OTHER INFORMATION

     Class A Shares of each Fund are sold at a maximum sales charge of 5.5%. Using the initial offering price per share, as of January 31, 1997, the maximum offering price of each Fund's Class A shares would be as follows:

                                           Maximum  Offering
                                Net Asset   Sales   Price to
                                  Value    Charge    Public
                                ---------  -------  --------

Balanced Fund                      $18.78    $1.09    $19.87
Growth and Income Fund              23.18     1.35     24.53
CORE U.S. Equity Fund               23.32     1.36     24.68
CORE Large Cap Growth Fund      N/A        N/A      N/A
Capital Growth Fund                 16.73     0.97     17.70
International Equity Fund           19.32     1.12     20.44
Small Cap Equity Fund               20.91     1.22     22.13
Emerging Markets Equity Fund    N/A        N/A      N/A
Asia Growth Fund                    16.31     0.95     17.26


Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund.

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.


                DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS

     CLASS A DISTRIBUTION PLANS. As described in the Prospectus, the Trust with respect to Class A Shares of each Fund has adopted a distribution plan (the "Class A Plans") pursuant to Rule 12b-1 under the Act. See "Distribution and Authorized Dealer Service Plan" in the Prospectus.

     The Class A Plans were most recently approved on April 23, 1997 by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Class A Plans, cast in person at a meeting called for the purpose of approving the Class A Plans. The compensation payable under the Class A Plans may not exceed 0.25% per annum of each Fund's average daily net assets.

     Currently, Goldman Sachs has voluntarily agreed to waive the entire amount of such fee for the Balanced, Growth and Income, CORE Large Cap Growth, Capital Growth and Small Cap Equity Funds and to limit the amount of such fee to 0.21% of average daily net asset attributable to Class A Shares of CORE U.S. Equity, International Equity and Asia Growth Funds; and to limit the amount of such fee to 0.04% of the average daily net asset attributable to Class A shares of the Growth and Income Fund. Goldman Sachs has no current intention of modifying or discontinuing such waiver but may do so in the future at its discretion.

     Each Class A Plan was amended effective June 1, 1995 for each of the Funds then in existence to reduce the fee payable under the Plan from 0.50% of average daily net assets attributable to Class A Shares. At the time of such amendment the Trustees approved the Authorized Dealer Service Plan pursuant to which personal and account maintenance services are provided. See "Management -- Authorized Dealer Service Plans."

     For the fiscal year ended January 31, 1997 the amounts paid to Goldman Sachs pursuant to its Class A Plan by each Fund then in existence were as follows:

                                   1997
                                 ========

Balanced Fund                    $      0
Growth and Income Fund            139,025
CORE U.S. Equity Fund             363,264
CORE Large Cap Growth Fund/1/    N/A
Capital Growth Fund                     0
International Equity Fund         900,274
Small Cap Equity Fund                   0
Emerging Markets Equity Fund     N/A
Asia Growth Fund                  526,448
-----------------------------------------

1    Not operational.


      Had Goldman Sachs' voluntary limitations not been in effect the Funds would have paid Goldman Sachs the following fees during the fiscal year ended 1997 pursuant to their respective Class A Plans:

                                    1997
                                 ==========

Balanced Fund                    $  153,392
Growth and Income Fund            1,252,257
CORE U.S. Equity Fund               432,457
CORE Large Cap Growth Fund/1/    N/A
Capital Growth Fund               2,171,462
International Equity Fund         1,071,755
Small Cap Equity Fund               529,684
Emerging Markets Equity Fund     N/A
Asia Growth Fund                    626,724
-------------------------------------------

1    Not operational.

     During the fiscal year ended January 31, 1997, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Fund then in existence:

                                   Compensation              Printing and   Preparation
                                   and Expenses  Allocable    Mailing of        and
                                      of the     Overhead,   Prospectuses   Distribution
                                   Distributor   Telephone     to Other       of Sales
                     Compensation  & Its Sales   and Travel  Than Current  Literature and
                      To Dealers    Personnel     Expenses   Shareholders   Advertising
                     ============  ============  ==========  ============  ==============

Fiscal Year Ended
January 31, 1997:

Balanced Fund(1)     $             $             $           $             $
Growth and

Income Fund(1)
CORE U.S.
Equity Fund
CORE Large Cap U.S.
Capital Growth Fund(1)
International Equity Fund(1)
Small Cap Equity Fund(1)
Asia Growth Fund(1)
Emerging Market Equity Fund (2)

The table above reflects amounts expended by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Class A Plans. The payments under the Class A Plans were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis.

(1) EXPENSES REFLECTED ABOVE FOR THESE FUNDS WERE INCURRED THROUGH 5/31/95; AT THIS POINT EXPENSES INCURRED EXCEEDED ANY REVENUES EARNED. FROM JUNE 1, 1995 THROUGH JANUARY 31, 1996 GOLDMAN SACHS DID NOT IMPOSE THE 0.25% 12B-1 FEE; THEREFORE, ADDITIONAL EXPENSES INCURRED HAVE NOT BEEN REFLECTED SINCE REVENUE WAS NOT EARNED AFTER THE PERIOD PRESENTED.

(2)  NOT OPERATIONAL.

     The Class A Plans are compensation plans which provide for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sach's expenses, Goldman Sachs may realize a profit from these arrangements. If the Class A Plans were terminated by the Trustees and no successor plans were adopted, each Fund would cease to make payments to Goldman Sachs under the Class A Plans and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     Under the Class A Plans, Goldman Sachs, as distributor of each Fund's Class A shares, will provide to the Trustees for their review, and the Trustees will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class A Plans and the purposes for which such services were performed and expenditures were made.

     The Class A Plans will remain in effect until June 1, 1998 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Class A Plans. A Class A Plan may not be amended to increase materially the amount to be spent for the services described therein as to a Fund without approval of a majority of the outstanding voting securities of the affected Fund. All material amendments of the Class A Plan must also be approved by the Trustees in the manner described above. A Class A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees or by vote of a majority of the Class A Shares of the applicable Fund. So long as the Class A Plans are in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class A Plans will benefit the Funds and their Class A shareholders.

     CLASS B DISTRIBUTION PLANS. As described in the Prospectus, the Trust has adopted on behalf of the Funds distribution plans (the "Class B Plans") pursuant to Rule 12b-1 under the Act with respect to the Class B shares. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

     The Class B Plans were most recently approved for the Funds (except Emerging Market Equity Fund) on April 26, 1996 and for the Emerging Markets Equity Fund on January 28, 1997, on behalf of the Trust by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Class B Plans, cast in person at a meeting called for the purpose of approving the Class B Plans.

     With respect to each Fund, the compensation payable under the Class B Plans is equal to 0.75% per annum of the average daily net assets attributable to Class B Shares of that Fund. The fees received by Goldman Sachs under the Class B Plans and contingent deferred sales charge on Class B Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class B Shares. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class B Shares. If such fee exceeds Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements.

     During the fiscal year ended January 31, 1997, Goldman Sachs incurred the following fees under the Class B Plan of each applicable Fund then in existence:

Balanced Fund                      $ 3,861
Growth and Income Fund              28,075
CORE U.S. Equity Fund               36,508
CORE Large Cap Growth Fund/1/      N/A
Capital Growth Fund                  7,632
International Equity Fund           44,148
Small Cap Fund                       8,973
Emerging Markets Equity Fund/1/    N/A
Asia Growth Fund                    10,229
------------------------------------------

1    Not operational.



     The Class B Plans are compensation plans which provide for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class B Plans were terminated by the Trustees and no successor plan were adopted, the Funds would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     Under the Class B Plans, Goldman Sachs, as distributor of the Funds' shares, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class B Plans and the purposes for which such services were performed and expenditures were made.

     The Class B Plans will remain in effect until June 1, 1998 and from year to year, provided such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees. A Class B Plan may not be amended to increase materially the amount to be spent for the services described therein as to any Fund without approval of a majority of the outstanding Class B Shares of that Fund. All material amendments of the Class B Plans must also be approved by the Trustees in the manner described above. With respect to any Fund, a Class B Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the Class B Shares of that Fund. So long as a Class B Plans are in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class B Plans will benefit each Fund and their respective Class B shareholders.

     AUTHORIZED DEALER SERVICE PLANS. As described in the prospectus, each Fund's Class A and Class B Shares have adopted a non-Rule 12b-1 Authorized Dealer Service Plan (each a "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for the provision of personal and account maintenance services. The Service Plan of Emerging Markets Equity Fund was initially approved on January 28, 1997 and the Service Plans of CORE Large Cap Growth Fund were initially approved on April 23, 1997 by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Service Plan. Each Service Plan of each other Fund was most recently approved by the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Service Plan, at a meeting held on April 23, 1997. Each Fund's Service Plan provides for the compensation for personal and account maintenance services at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A or Class B shares.

     For the fiscal year ended January 31, 1997 and for the period June 1, 1995 (commencement of each Service Plan) through January 31, 1996, each Fund that was operational paid Authorized Dealer Service fees at the foregoing rate for each Fund's Class A shares. During the period May 1, 1996 (commencement of each Class B Service Plan) through January 31, 1997, Authorized Dealer Service fees were paid with respect to each Fund's Class B shares which were then in operation at the foregoing rate.

     For the fiscal year ended January 31, 1997 and for the period June 1, 1995 through January 31, 1996, the amounts paid to Goldman Sachs pursuant to its Class A Authorized Dealer Service Plan and for the period May 1, 1996 (commencement of Class B Service Plan) through January 31, 1997, the amounts paid to Goldman Sachs pursuant ot its Class B Service Plan was:



                                       Class A    Class B   Class A
                                         1997      1997       1996
                                      ==========  =======  ==========

Balanced Fund                         $  153,392  $ 1,294  $   64,145
Growth and Income Fund                 1,252,257    9,358     603,426
CORE U.S. Equity Fund                    432,457   12,169     182,881
CORE Large Cap U.S. Growth Fund/1/           N/A  N/A      N/A
Capital Growth Fund                    2,171,462    2,854   1,563,448
International Equity Fund              1,071,755   14,733     470,027
Small Cap Fund                           569,684    2,992     454,857
Emerging Market Equity Fund/1/               N/A  N/A      N/A
Asia Growth Fund                         626,724    3,410     276,754

---------------------------------------------------------------------

1    Not operational


     The Service Plans of each Fund will remain in effect until June 1, 1998, and from year to year thereafter, provided that the continuance of each service plan is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Service Plans. All material amendments of the Service Plans must also be approved by the Trustees in the manner described above. The Service Plans may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the affected Fund. The Trustees have determined that in their judgment there is a reasonable likelihood that the Service Plans will benefit the Funds and their shareholders.

              OTHER INFORMATION REGARDING PURCHASES, REDEMPTIONS,
                            EXCHANGES AND DIVIDENDS

     The following information supplements the information in the Prospectus under the captions "How to Invest," "How to Sell Shares of the Funds" and "Dividends." Please see the Prospectus for more complete information.

OTHER PURCHASE INFORMATION
==========================

     If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

RIGHT OF ACCUMULATION (CLASS A)
===============================

     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A shares (acquired by purchase or exchange) of the Funds and Class A shares of any other Goldman Sachs Fund (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $35,000 and purchases additional Class A shares of any Fund with a purchase price of $25,000, the sales charge for the $25,000 purchase would be 4.75% (the rate applicable to a single purchase of more than $60,000). Class A shares purchased without the imposition of a sales charge may not be aggregated with Class A shares purchased subject to a sales charge. Class A shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his minor children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A shares held by any other account over which such client or the client's spouse exercises investment or voting power. In addition, Class A shares of the Funds and Class A shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's or firm's agreement to cooperate in the offering of the Funds' shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation.

STATEMENT OF INTENTION (CLASS A)
================================

     If a shareholder anticipates purchasing at least $50,000 of Class A shares of a Fund alone or in combination with Class A shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of

Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
=================================================

     A Fund shareholder should obtain and read the prospectus relating to any other Fund, Goldman Sachs Fund or ILA Portfolio (as defined in the Prospectus) and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.

AUTOMATIC EXCHANGE PROGRAM
==========================

     A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Portfolio and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Portfolio.

SYSTEMATIC WITHDRAWAL PLAN
==========================
     A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class B shares would be disadvantageous because of the sales charge imposed on purchases of Class A shares or the imposition of a CDSC on redemptions of Class A and Class B shares. The CDSC applicable to Class B shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest -- Waiver or Reduction of Continent Deferred Sales Charge" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

                                  Appendix A

                          DESCRIPTION OF BOND RATINGS*

                        MOODY'S INVESTORS SERVICE, INC.


     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

----------------------------------------------------------------

* The rating system described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard and Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      1-A

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                                      2-A

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions. BB is the highest rating within the speculative grade category.

     D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Unrated: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                                      3-A

                                   Appendix B

     The Company may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

       . the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

       . the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

       . total stock market capitalizations of specific countries and regions on a global basis;

       . performance of securities markets of specific countries and regions; and

       . value of a dollar amount invested in a particular market or type of security over different periods of time.

     In addition, the Company may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

                                      1-B

                                   Appendix C



                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-C

      GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES


     Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

     .    Privately owned and ranked among Wall Street's best capitalized firms, with assets exceeding $70 billion and partners capital and subordinated liabilities of over $4.9 billion as of November 24, 1995.

     .    With thirty-three offices around the world, Goldman Sachs employs over
8,000 professionals focused on opportunities in major markets.

     .    An equity research budget of $126 million for 1996.


     .    The number one lead manager of U.S. common stock offerings for the past six years (1989-1994) with 18% of the total dollar volume.*





* Source:  Securities Data Corporation. Ranking excludes REITs, Trusts, Rights
  ====================================
and closed-end Fund offerings

                                      2-C

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906      Goldman Sachs takes Sears Roebuck public (oldest ongoing client)

          Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956      Goldman Sachs co-manages Ford's public offering, the largest to date

1970      London office opens

1972      Dow Jones Industrial Average breaks 1000


1986      Goldman Sachs takes Microsoft public

1990 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1992      Dow Jones Industrial Average breaks 3000

1993 Goldman Sachs is lead manager in taking Allstate public, largest equity offering to date ($2.4 billion)

1995      Dow Jones Industrial Average breaks 4000

                                      3-C

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                                 SERVICE SHARES

                      GOLDMAN SACHS GROWTH AND INCOME FUND
                      GOLDMAN SACHS CORE U.S. EQUITY FUND
                      GOLDMAN SACHS LARGE CAP GROWTH FUND
                       GOLDMAN SACHS MID CAP EQUITY FUND
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                   GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
                         GOLDMAN SACHS ASIA GROWTH FUND

                   (EQUITY PORTFOLIOS OF GOLDMAN SACHS TRUST)
                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004

This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus for the Service Shares of Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs Large Cap Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund and Goldman Sachs Asia Growth Fund, dated May 1, 1997, as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from institutions ("Service Organizations") that hold Service Shares for the benefit of their customers, Goldman, Sachs & Co. at the telephone number, or writing to one of the addresses, listed below.

TABLE OF CONTENTS                                                    PAGE
Introduction.................................................        B-3
Investment Policies..........................................        B-4
Investment Restrictions......................................        B-32
Management...................................................        B-34
Portfolio Transactions and Brokerage.........................        B-48
Net Asset Value..............................................        B-53
Performance Information......................................        B-54
Shares of the Trust..........................................        B-60
Taxation.....................................................        B-64
Financial Statements.........................................        B-70
Other Information............................................        B-70
Distribution and Authorized Dealer Service Plans.............        B-71
Other Information Regarding Purchases, Redemptions,
  Exchanges and Dividends....................................        B-77
Service Plan.................................................        B-80
Appendix A:..................................................        1-A
Appendix B:..................................................        1-B
Appendix C:..................................................        1-C

              The date of this Additional Statement is May 1,1997.

GOLDMAN, SACHS & CO.                   GOLDMAN SACHS FUNDS
Distributor                            MANAGEMENT, L.P.
85 Broad Street                        Investment Adviser to
New York, New York 10004               Goldman Sachs CORE U.A. Equity Fund
                                       One New York Plaza
GOLDMAN, SACHS & CO.                   New YORK, New York 10004
Transfer Agent
4900 Sears Tower                       GOLDMAN SACHS ASSET MANAGEMENT
Chicago, Illinois 60606                Investment Adviser to:
                                       Goldman Sachs CORE Large Cap Growth Fund,
                                       Goldman Sachs Growth and Income Fund,
GOLDMAN SACHS ASSET                    and Goldman Sachs Mid Cap Equity Fund
MANAGEMENT INTERNATIONAL               One New York Plaza
Investment Adviser to:                 New York, New York 10004
Goldman Sachs International
  Equity Fund
Goldman Sachs Emerging Markets
  Equity Fund,
Goldman Sachs Asia Growth Fund
133 Peterborough
London, England EC4A 2BB


Toll free (in U.S.).....800-621-2550

                                  INTRODUCTION

    Goldman Sachs Trust (the "Trust") is an open-end, management investment company. The following series of the Trust are described in this Additional
Statement: Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), CORE U.S. Equity Fund ("CORE U.S. Equity Fund")(formerly known as "Goldman Sachs Select Equity Fund"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs International Equity Fund ("International Equity Fund"), Goldman Sachs Small Cap Equity Fund ("Small Cap Equity Fund"), Goldman Sachs Emerging Markets Equity Fund ("Emerging Markets Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund") (collectively referred to herein as the "Funds").

    The Funds were initially organized as a series of a corporation formed under the laws of the State of Maryland on September 27, 1989 and were reorganized as a Delaware business trust as of April 30, 1997. The Trustees have authority under the Trust's charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. The Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, International Equity, Emerging Markets Equity and Asia Growth Funds currently offer four classes of shares: Class A Shares, Class B Shares, Institutional Shares and Service Shares. The Balanced, Capital Growth and Small Cap Equity Funds currently offer two classes of shares: Class A and Class B Shares. See "Shares of the Trust."

    Goldman Sachs Asset Management, ("GSAM") a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Growth and Small Cap Equity Funds. Goldman Sachs Fund Management, L.P., ("GSFM") an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI are sometimes
referred to collectively herein as the "Advisers."   Goldman Sachs serves as
each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").

    The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of the Funds' investment objectives and policies. There is no assurance that each Fund will achieve its objective.

                              INVESTMENT POLICIES

    Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

BALANCED FUND
=============

    The investment objective of the Balanced Fund is to provide shareholders with long-term capital growth and current income. The Balanced Fund seeks to achieve its investment objective by investing in a balanced portfolio diversified among both equity and fixed income securities.

    Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor's goals. Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. Balanced Fund offers a portfolio of equity and fixed income securities intended to provide less volatility than a portfolio completely invested in equity securities and greater diversification than a portfolio invested in only one asset class. Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity securities.

FIXED INCOME STRATEGIES DESIGNED TO MAXIMIZE RETURN AND MANAGE
RISK

    GSAM's approach to managing the fixed income portion of Balanced Fund's portfolio seeks to provide high returns relative to a market benchmark, the Lehman Brothers Aggregate Bond Index, while also seeking to provide high current income. This approach emphasizes (1) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed-income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (2) individual security selection based on identifying relative value (fixed income securities inexpensive relative to others in their sector); and (3) to a lesser extent, strategies based on GSAM's expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.

    GSAM seeks to manage fixed income portfolio risk in a number of ways. These include diversifying the fixed income portion of the Balanced Fund's portfolio among various types of fixed income securities and utilizing sophisticated quantitative models to understand how the fixed income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and to monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund's portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman Sachs and a broad range of other sources.

    A number of investment strategies will be used in selecting fixed income securities for the Fund's portfolio. GSAM's fixed income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Adviser's target duration, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.

    MARKET SECTOR SELECTION. Market sector selection is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.

    ISSUER SELECTION. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing (within the constraints imposed by Balanced Fund's minimum credit quality requirements). This strategy focuses on four types of investment-grade corporate issuers. Selection of securities from the first type of issuers -those with low but stable credit - is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers - those with low and intermediate but improving credit quality - is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually, price appreciation should occur relative to alternative securities as credit quality improves, the nationally recognized statistical rating organizations upgrade credit ratings, and credit spreads narrow. Securities from the third type of issuers - issuers with deteriorating credit quality - will be avoided, since total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while GSAM concurs with the lower published quality rating, the securities would generally be sold and any potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market reevaluation and relative price appreciation.

    YIELD CURVE STRATEGY. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a "barbell" strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a "bullet" strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a "neutral yield curve" strategy in which the maturity distribution mirrors that of a benchmark.

CORE U.S. EQUITY AND CORE LARGE CAP GROWTH FUNDS
================================================

    Under normal circumstances, the Funds will invest at least 90% of their total assets in equity securities.

    The investment strategy of the CORE U.S. Equity and CORE Large Cap Growth Funds will be implemented to the extent it is consistent with maintaining a Fund's qualification as a regulated investment company under the Internal Revenue Code. A Fund's strategy may be limited, in particular, by the requirement for such qualification that less than 30% of the Fund's gross income for its taxable year be derived from the sale or other disposition of stocks or securities or certain other investments (generally including options and futures contracts) held for less than three months.

    Since normal settlement for equity securities is three trading days, the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund's net assets. The Funds may purchase futures contracts only with respect to the S&P 500 Index (in the case of CORE U.S. Equity Fund) and a representative index (in the case of CORE Large Cap Growth Fund) in order to keep a Fund's effective equity exposure close to 100%. For example, if cash balances are equal to 10% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 10% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

    THE MULTIFACTOR MODEL.  The Multifactor Model is a rigorous computerized
    =====================
rating system for evaluating equity securities according to a variety of investment characteristics (or factors). The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts and cover measures of value, growth, momentum, risk (e.g. price/earnings ratio, book/price ratio, growth forecasts, earning estimate revisions, price momentum, volatility and earnings stability). All of these factors have been shown to significantly impact the performance of equity securities.

    Because it includes many disparate factors, the Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities possess many different investment characteristics. By using a variety of relevant factors to select securities, the Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select securities.

    The Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities are selected for or weighted in the Fund. Such changes (which may be the result of changes in the Multifactor Model or the method of applying the Multifactor Model) may include: (i) evolutionary changes to the structure of the Multifactor Model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the Fund uses futures); or (iii) changes in the method by which securities are weighted in the Fund. Any such changes will preserve the Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

INTERNATIONAL EQUITY FUND
=========================

    International Equity Fund will seek to achieve its investment objective by investing primarily in equity and equity-related securities of issuers that are organized outside the United States or whose securities are principally traded outside the United States. Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. GSAMI believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for International Equity Fund's highly focused investment approach. For a description of the risks of the International Equity Fund's investments in Asia, see "Investing in Emerging Markets, including Asia."

    A RIGOROUS PROCESS OF STOCK SELECTION. Using fundamental industry and company research, GSAMI's equity team in London, Singapore and Tokyo seeks to identify companies that may achieve superior long-term returns. Stocks are carefully selected for International Equity Fund's portfolio through a three-stage investment process. Because International Equity Fund is a long-term holder of stocks, the portfolio managers adjust International Equity Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

    Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the Adviser seeks to identify attractive industries around the world. Such industries are expected to have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

    Within these industries the Adviser seeks to identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. Management should act in the interests of the owners and seek to maximize returns to all stockholders.

    GSAMI's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

    The members of GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. GSAM's worldwide staff of over 300 professionals includes portfolio managers based in London, Singapore and Tokyo who bring firsthand knowledge of their local markets and companies to every investment decision.

CORPORATE DEBT OBLIGATIONS
==========================

    Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE U.S. Equity and Core Large Cap Growth Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

    An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

    The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of Balanced, Growth and Income, Capital Growth, Mid Cap Equity, Small Cap Equity, Emerging Markets Equity and Asia Growth Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund's net asset value.

    Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which Balanced, Growth and Income, Capital Growth, Mid Cap Equity, Small Cap Equity, Emerging Markets Equity and Asia Growth Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

    Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

    Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

ZERO COUPON BONDS
=================

    A Fund's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES
=====================================

    The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

CUSTODIAL RECEIPTS
==================

    Each Fund may invest up to 5% of its net assets in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificatesof Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

MUNICIPAL SECURITIES
====================

    Balanced Fund may invest up to 5% of its net assets in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

    The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

    Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

MORTGAGE-BACKED SECURITIES
==========================

    GENERAL CHARACTERISTICS. Each Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

    The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, the Advisers may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

    A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

    GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is autho rized to borrow from the United States Treasury in an unlimited amount.

    FANNIE MAE CERTIFICATES. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conven tional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

    Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distrib ute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

    FREDDIE MAC CERTIFICATES. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

    Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

    The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participation comprising another Freddie Mac Certificate group.

    MORTGAGE PASS-THROUGH SECURITIES. Each Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

    DESCRIPTION OF CERTIFICATES. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

    Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --------
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

    Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            -------=
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --------
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

    RATINGS. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

    CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

    SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

    In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

    The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

    ALTERNATIVE CREDIT ENHANCEMENT. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

    VOLUNTARY ADVANCES. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

    OPTIONAL TERMINATION. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

    MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securi ties.

    Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

    Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

    Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

    A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

    STRIPPED MORTGAGE-BACKED SECURITIES.   Balanced Fund may invest in stripped
mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

INVERSE FLOATING RATE SECURITIES
================================

    Balanced Fund may invest up to 5% of its net assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed . An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's 15% limitation on investments in such securities.

ASSET-BACKED SECURITIES
=======================

    Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

    Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

    Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
==================================================

    Each Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. CORE U.S. Equity and CORE Large Cap Growth Funds may only enter into such transactions with respect to the S&P 500 Index, for the CORE U.S. Equity Fund and a respective index in the case of the CORE Large Cap Growth Fund. The other Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

    FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

    When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are quoted or denominated in such currency. Each Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire.

    Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

    HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than CORE U.S. Equity and CORE Large Cap Growth Funds) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, each Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

    On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

    OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

    The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

    The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

    OTHER CONSIDERATIONS. Each Fund will engage in futures transactions and will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets quoted or denominated in the related currency) in the cash market at the time when the futures or options position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

    As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test. Under this test the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures to seek to increase total return may not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in currency forward contracts futures contracts and, for a Fund permitted to do so, related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Taxation").

    Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian cash or liquid assets in an amount equal to the underlying value of such contracts and options.

    While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

    Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

OPTIONS ON SECURITIES AND SECURITIES INDICES
============================================

    WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put options on any securities in which it may invest (other than CORE U.S. Equity and CORE Large Cap Growth Funds). A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

    A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

    Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund.

    In addition, a written call option or put option may be covered by maintaining cash or liquid assets (either of which may be quoted or denominated in any currency) in a segregated account, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

    A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

    A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by maintaining cash or liquid assets with a value equal to the exercise price in a segregated account with its custodian.

    A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

    PURCHASING OPTIONS. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest although Select Equity Fund has no present intention of doing so. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

    A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

    A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

    A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

    YIELD CURVE OPTIONS. Balanced Fund, with respect to up to 5% of its net assets, may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

    Balanced Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, Balanced Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. Balanced Fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Adviser, Balanced Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

    Yield curve options written by the Balanced Fund will be "covered." A call (or put) option is covered if the Balanced Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets sufficient to cover the Balanced Fund's net liability under the two options. Therefore, the Balanced Fund's liability for such a covered option is generally limited to the difference between the amount of the Balanced Fund's liability under the option written by the Balanced Fund less the value of the option held by the Balanced Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

    RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission ("SEC") changes its position, each Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

    Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

REAL ESTATE INVESTMENT TRUSTS
=============================

    Each Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

    Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "Act"). REITs (especially mortgage REITs) are also subject to interest rate risks.

WARRANTS AND STOCK PURCHASE RIGHTS
==================================

    Each Fund may invest up to 5% of its net assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Adviser for investment by the Fund. CORE U.S. Equity and CORE Large Cap Growth Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES
==================

    Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Adviser, to offer better opportunity for long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

    Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may be subject to currency exposure independent of their securities positions.

    Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

    Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

    Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

    Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and (except for CORE

U.S. Equity and CORE Large Cap Growth Funds) may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

    ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

    To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

    Each Fund (except CORE U.S. Equity and CORE Large Cap Growth Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets, including Asia," below.

    A Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) may invest in securities of issuers domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities quoted or denominated in other currency "baskets."

CURRENCY TRANSACTIONS
=====================

    INVESTING IN EMERGING MARKETS EQUITY, INCLUDING ASIA. International Equity, Asia Growth and Emerging Markets Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of Emerging Countries issuers (in the case of Emerging Markets Equity and International Equity Funds) and Asian Companies (as defined in the Prospectus) (in the case of Asia Growth Fund), as well as the risks associated with investments quoted or denominated in foreign currencies. Balanced, Growth and Income, Small Cap Equity and Capital Growth Funds may invest, to a lesser extent, in equity and equity-related securities of Emerging Countries issuers. In addition, certain of Balanced, International Equity, Emerging Markets Equity and Asia Growth Fund's potential investment and management techniques entail special risks. The Advisers believe that Asia offers an attractive investment environment and that new opportunities will continue to emerge in the years ahead. Asia Growth Fund concentrates on companies that the Advisers believe are taking full advantage of the region's growth and that have the potential for long-term capital appreciation. See "Investment Objectives and Policies" and "Risk Factors" in the Prospectus and "Emerging Country Securities" in this Additional Statement.

    The pace of change in many Emerging Countries, and in particular those in Asia, over the last 10 years has been rapid. Accelerating economic growth in the region has combined with capital market development, high government expenditure, increasing consumer wealth and taxation policies favoring company expansion. As a result, stock market returns in many Emerging Countries have
been relatively attractive.   See "Risk Factors" in the Prospectus.

    Each of the securities markets of the Emerging Countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of Emerging Country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about Emerging Country issuers than is available about issuers in the United States.

    Certain of the Emerging Country securities markets are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain Emerging Countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in Emerging Countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of Emerging Country markets may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

    Transaction costs, including brokerage commissions or dealer mark-ups, in Emerging Countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Emerging Countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

    Foreign investment in the securities markets of several of the Asian countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain of the Asian countries and may increase the expenses of the Fund. Certain Emerging Countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the Emerging Countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

    Each of the Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds' assets.

    The economies of Emerging Countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many Emerging Countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many Emerging Countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some Emerging Countries are vulnerable to weakness in world prices for their commodity exports.

    A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxation."

    Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.   Growth and Income,  Capital
Growth and Small Cap Equity Funds may enter into forward foreign currency exchange contracts for hedging purposes. Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

    At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

    A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

    Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if GSAM or GSAMI determines that there is a pattern of correlation between the two currencies. Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may also purchase and sell forward contracts to seek to increase total return when GSAM or GSAMI anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

    A Fund's custodian will place cash or liquid assets into a segregated account of such Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or, in the case of Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

    While a Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

      WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. Each Fund (except CORE U.S. Equity and CORE Large Cap Growth Funds) may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the U.S. dollar cost of securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

    Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may purchase call options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

    A call option written by a Fund obligates a Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund would obligate a Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Written Covered Options" above.

    A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

    A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

    A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

    In addition to using options for the hedging purposes described above, Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to seek to increase total return. Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may write
(sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

    Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the put option.

      SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time.
For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

    The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

CURRENCY SWAPS, MORTGAGE SWAPS, INDEX SWAPS AND INTEREST RATE SWAPS, CAPS,
==========================================================================
FLOORS AND COLLARS
==================

    The Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may, with respect to up to 5% of their net assets, enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Balanced Fund may, with respect to 5% of its net assets, enter into mortgage, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

    A Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency.
Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets the Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

    A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

    The use of interest rate, mortgage, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps, caps, floors and collars are illiquid and thus subject to a Fund's 15% limitation on investments in illiquid securities.

LENDING OF PORTFOLIO SECURITIES
===============================

    Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Advisers to be of good standing, and when, in the judgment of the Advisers, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Advisers determine to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
==============================================

    Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

INVESTMENT IN UNSEASONED COMPANIES
==================================

    Each Fund may invest up to 5% of its net assets, calculated at the time of purchase, in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one nationally recognized statistical rating organization. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

OTHER INVESTMENT COMPANIES
==========================

    A Fund reserves the right to invest up to 5% of its net assets in the securities of other investment companies but may not acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Adviser or any of its affiliates acts as adviser, the advisory and administration fees payable by the Fund to an Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Adviser.

REPURCHASE AGREEMENTS
=====================

    Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

    For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

    As with any unsecured debt instrument purchased for a Fund, the Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

    In addition, a Fund, together with other registered investment companies having advisory agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

                            INVESTMENT RESTRICTIONS

    The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "Investment Objectives and Policies" in the Prospectus. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds' fundamental investment restriction no. 1, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

      A Fund may not:
      ===============

         (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

         (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

         (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and
              (e) the Fund may engage transactions in mortgage dollar rolls which are accounted for as financings.

         (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

         (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

         (6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

         (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

         (8) issue senior securities to the extent such issuance would violate applicable law.

    Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

    In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

    A Fund may not:

    (a) Invest in companies for the purpose of excercising control or management.

    (b) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

    (c) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

    (d)  Make short sales of securities, except short sales against the box.

                                   MANAGEMENT

    Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

NAME, AGE                POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST     DURING PAST 5 YEARS
-----------              ----------     -------------------

Ashok N. Bakhru, 53      Chairman       Executive Vice President-Finance and
1325 Ave. of Americas    & Trustee      Administration and Chief Financial
New York, NY  10019                     Officer, Coty Inc. (since April 1996);
                                        President, ABN Associates (June 1994
                                        through March 1996). Senior Vice
                                        President of Scott Paper Company until
                                        June 1994; Director of Arkwright Mutual
                                        Insurance Company; Trustee of
                                        International House of Philadelphia;
                                        Member of Cornell University
                                        Council; Trustee of the Walnut Street
                                        Theater.


*David B. Ford, 51       Trustee        Managing Director, Goldman Sachs (since
One New York Plaza                      1996);General Partner, Goldman Sachs
New York, NY 10004                      (1986-1996); Co-Head of Goldman Sachs
                                        Asset Management (since December
                                        1994).


*Douglas C. Grip, 35     Trustee        Vice President, Goldman Sachs (since
One New York Plaza       & President    May 1996);President, MFS Retirement
New York, NY 10004                      Services Inc., of Massachusetts
                                        Financial Services (prior thereto).


*John P. McNulty, 44     Trustee        Managing Director, Goldman Sachs (since
One New York Plaza                      1996); General Partner of Goldman Sachs
New York, NY 10004                      (1990-1994 and 1995-1996);
                                        Co-Head of Goldman Sachs Asset
                                        Management (since November 1995);
                                        Limited Partner of Goldman Sachs (1994
                                        to November 1995).


Mary P. McPherson, 60    Trustee        President of Bryn Mawr College (since
Taylor Hall                             1978); Director of Bryn Mawr College
 Bryn Mawr,PA 19010                     Josiah Macy, Jr, Foundation (since
                                        1977); director of the Philadelphia
                                        Contributionship (since 1985); Director
                                        of Amherst College (since 1986);
                                        director of Dayton Hudson Corporation
                                        (since 1988); Director of the Spencer
                                        Foundation (since 1993); and member of
                                        PNC Advisory Board (since 1993).

NAME, AGE                POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST     DURING PAST 5 YEARS
-----------              ----------     -------------------

*Alan A. Shuch, 48       Trustee        Limited Partner, Goldman Sachs (since
 One New York Plaza                     1994); Director and Vice President of
 New York, NY  10004                    Goldman Sachs Funds Management Inc.
                                        (from April 1990 to November 1994);
                                        President and Chief Operating
                                        Officer, GSAM (from September 1988 to
                                        November 1994).




Jackson W. Smart, 66     Trustee        Chairman, Executive Committee, First
One Northfield Pz #218                  Commonwealth, Inc. ( a managed dental
Northfield, IL  60093                   care company, since January 1996);
                                        Chairman and Chief Executive Officer,
                                        MSP Communications Inc. (a company
                                        engaged in radio broadcasting) (since
                                        November 1988), Director, Federal
                                        Express Corpo ration (since 1976),
                                        Evanston Hospital Corporation (since
                                        1980), First Commonwealth, Inc. (since
                                        1988) and North American Private Equity
                                        Group Trustee Chairman, Executive
                                        Committee, First (a venture capital
                                        fund).


William H. Springer, 67  Trustee        Vice Chairman and Chief Financial and
701 Morningside Drive                   Administrative Officer, (February 1987
Lake Forest, IL  60045                  to June 1991) of Ameritech (a
                                        telecommunications holding company;
                                        Director,Walgreen Co. (a retail drug
                                        store business); Director of Baker,
                                        Fentress & Co. (a closed-end, non-
                                        diversified management investment
                                        company) (April 1992 to present).


Richard P. Strubel, 57   Trustee        Managing Director, Tandem Partners, Inc.
70 West Madison St.                     (since 1990); President and Chief
Ste 1400                                Executive Officer, Microdot, Inc. (a
Chicago, IL  60602                      diversified manufacturer of fastening
                                        systems and connectors)(January 1984 to
                                        October 1994).

*Scott M. Gilman, 37     Treasurer      Director, Mutual Funds Administration,
One New York Plaza                      Goldman Sachs Asset Management (since
New York, NY  10004                     April 1994); Assistant Treasurer,
                                        Goldman Sachs Funds Management, Inc.
                                        (since March 1993); Vice President,
                                        Goldman Sachs (since March 1990).


*John M. Perlowski, 32   Assistant      Vice President, Goldman Sachs (since
One New York Plaza        Treasurer     July 1995); Director, Investors Bank
New York, NY 10004                      and Trust,November 1993 to July 1995);
                                        Audit Manager of Arthur Andersen
                                        LLP (prior thereto).

*Pauline Taylor, 50      Vice           Vice President of Goldman Sachs (since
4900 Sears Tower          President     1992);  Director Shareholder Servicing
Chicago, IL  60606                      (since June 1992).

NAME, AGE                POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST     DURING PAST 5 YEARS
-----------              ----------     -------------------


*John W. Mosior, 58      Vice           Vice President, Goldman Sachs and
4900 Sears Tower          President     Manager of Shareholder Servicing of
Chicago, IL  60606                      GSAM (since November 1989).


*Nancy L. Mucker, 47     Vice  Vice     President, Goldman Sachs (since April
4900 Sears Tower          President     1985); Manager of Shareholder
Chicago, IL  60606                      Servicing of GSAM since November 1989).


*Michael J. Richman, 36  Secretary      Associate General Counsel of
85 Broad Street                         Goldman Sachs Asset Manage-
New York, NY                            ment (since February 1994);
10004                                   Vice President and Assistant General
                                        Counsel of Goldman Sachs (since June
                                        1992); Counsel to the Funds Group, GSAM
                                        (since June 1992); Partner, Hale and
                                        Dorr (September 1991 to June 1992).


*Howard B. Surloff, 31    Assistant     Assistant General Counsel and Vice
85 Broad Street            Secretary    President, Goldman Sachs (since
New York, NY  10004                     November 1993 and May 1994
                                        respectively); Counsel to the Funds
                                        Group, Goldman Sachs Asset Management
                                        (since November 1993); Associate of
                                        Shereff Friedman, Hoffman & Goodman
                                        (prior thereto).


*Valerie A. Zondorak, 31  Assistant     Vice President, Goldman Sachs (since
85 Broad Street            Secretary    March 1997); Counsel to the Funds
New York, New York 10004                Group, Goldman Sachs Asset Management
                                        (since March 1997);  Associate of
                                        Shereff Friedman, Hoffman &  Goodman
                                        (prior thereto).


*Steven E. Hartstein, 33  Assistant     Legal Products Analyst, Goldman Sachs
85 Broad Street            Secretary    (June 1993 to present); Funds
New York, NY  10004                     Compliance Officer, Citibank Global
                                        Asset Management (August 1991 to June
                                        1993).

*Deborah Farrell, 25      Assistant     Administrative Assistant, Goldman Sachs
 85 Broad Street           Secretary    since January 1994.  Formerly at Cleary
 New York, NY 10004                     Gottlieb, Steen and Hamilton.

*Kaysie P. Uniacke, 36    Assistant     Vice President and Senior Portfolio
One New York Plaza         Secretary    Manager, Goldman Sachs Asset
New York, NY 10004                      Management (since 1988).

NAME, AGE                POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST     DURING PAST 5 YEARS
-----------              ----------     -------------------

*Elizabeth D.
  Anderson, 27            Assistant     Portfolio Manager, GSAM (since April
One New York Plaza         Secretary    1996); Junior Portfolio Manager,
New York, NY 10004                      Goldman Sachs Asset Management (since
                                        1993); Funds Trading Assistant, GSAM
                                        (1993-1995); Compliance Analyst,
                                        Prudential Insurance (1991-1993).

     As of April ___, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust (or its predecessors) for the one-year period ended January 31, 1997:

                                             Pension or           Total
                                             Retirement        Compensation
                                              Benefits      from Goldman Sachs
                            Aggregate        Accrued as        Mutual Funds
                          Compensation         Part of        (including the
Name of Trustee         from the Funds***  Funds' Expenses       Funds)*
----------------------  -----------------  ---------------  ------------------

Paul C. Nagel, Jr.**               $3,775               $0             $62,450
Ashok N. Bakhru                     3,969                0              69,299
Marcia L. Beck                          0                0                   0
David B. Ford                           0                0                   0
Douglas C. Grip                         0                0                   0
Alan A. Shuch                           0                0                   0
Jackson W. Smart                    3,388                0              58,954
William H. Springer                 3,388                0              58,954
Richard P. Strubel                  3,388                0              58,954

______________

     * The Goldman Sachs Mutual Funds consisted of 31 mutual funds on January 31, 1997.

     **   Retired as of June 30, 1996.

     *** Effective May 1, 1997, the Funds were reorganized from series of Goldman Sachs Equity Portfolios, Inc. (the "Corporation") into the Trust. The amounts shown in the column reflect compensation paid to the Trustees by the Corporation.

MANAGEMENT SERVICES
===================

     As stated in the Funds' Prospectus, GSFM, One New York Plaza, New York, New York, a Delaware limited partnership and an affiliate of Goldman Sachs, 85 Broad Street, New York, New York, serves as investment adviser to CORE U.S. Equity and Capital Growth Funds. GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to Balanced, Growth and Income, CORE Large Cap Growth, Mid Cap Equity and Small Cap Equity Funds. GSAMI, 133 Peterborough Court, London, England, EC4A 2BB serves as investment adviser to International Equity, Emerging Markets Equity and Asia Growth Funds. See "Management" in the Funds' Prospectus for a description of the applicable Adviser's duties to the Funds.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the U.S. and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $160 million, the Goldman Sachs Global Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

     In managing the Funds, the Advisers have access to Goldman Sachs' economics research. The Economics Research Department conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the Institutional Investor's annual "All British Research Team Survey" in the following categories:
Economics (U.K.) 1986-1993; Economics/International 1989-1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; and Currency Movements 1986-1993.

     In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities (in particular, the International Equity, Emerging Markets Equity and Asia Growth Funds), the Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

     Each Fund's management agreement provides that the Advisers may render similar services to others as long as the services provided by the Advisers thereunder are not impaired thereby.

     The CORE Large Cap Growth, and Emerging Markets Equity Funds management agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the management agreement, on April 23, 1997. The other Funds' management agreements were most recently approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 23, 1997. These arrangements were most recently approved by the shareholders of each Fund (other than CORE Large Cap Growth and Emerging Markets Equity Funds) on April ____, 1997. Each management agreement will remain in effect until June 30, 1998 from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees, and (b) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each management agreement will terminate automatically if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Fund on 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Trust.

     Pursuant to the management agreements the Advisers are entitled to receive the fees listed below, payable monthly of such Fund's average daily net assets. In addition, the Advisers voluntarily agreed to limit its management fee to an annual rate also listed below:

                                Management    Management
                                With Fee      without Fee
Fund                            Limitations   Limitations
------------------------------  ------------  ------------

GSAM
Balanced Fund                          0.65%         0.65%
Growth and Income Fund                 0.70%         0.70%
CORE Large Cap Growth Fund             0.60%         0.75%
Mid Cap Equity Fund                    0.75%         0.75%
Small Cap Equity Fund                  1.00%         1.00%

GSFM
CORE U.S. Equity Fund                  0.75%         0.59%
Capital Growth Fund                    1.00%         1.00%

GSAMI
International Equity Fund              1.00%         0.89%
Emerging Markets Equity Fund           1.20%         1.10%
Asia Growth Fund                       1.00%         0.86%


     GSAM, GSFM and GSAMI may discontinue or modify the above limitations in the future at their discretion, although they have no current intention to do so.

     Prior to May 1, 1997, the Funds then in operation had separate investment advisory (and subadvisory, in the case of the International Equity Fund) and administrative agreements. Effective May 1, 1997, the services under such agreements were combined in the Management Agreements. The services required to be performed for the Funds and the combined advisory (and subadvisory, in the case of the International Equity Fund) and administration fees payable by the Funds under the former advisory (and subadvisory, in the case of the International Equity Fund) and administrative agreements are identical to the services and fees under the management agreements.

     For the last three fiscal years the amounts of the combined investment advisory (and subadvisory, in the case of the International Equity Fund) and administration fees incurred by each Fund then in existence were as follows:


                                     1997        1996        1995
                                   =========  ==========  ==========

Balanced Fund                     $  402,183  $   93,041   $   6,814
Growth and Income Fund             3,541,318   2,225,553     790,893
CORE U.S. Equity Fund/2,3/         1,667,381     817,563     693,383
CORE Large Cap Growth Fund/1/          N/A         N/A         N/A
Capital Growth Fund                8,697,265   9,335,745   8,724,828
Mid Cap Equity Fund/4/               964,945     489,043       N/A
International Equity Fund/3/       4,124,076   2,794,872  3,186,509
Small Cap Equity Fund              2,130,703   2,908,839   3,385,899
Emerging Market Equity Fund/1 /        N/A         N/A         N/A
Asia Growth Fund/2,3/              2,221,857   1,563,641     553,084
----------------------------

1    Not Operational.

2 Does not give effect to the agreement (which was not in effect during such fiscal years) by GSFM, GSAM and GSAMI to limit management fees to 0.59% and 0.86%, respectively of CORE U.S. Equity and Asia Growth Fund's average daily net assets.

3 Gives effect to the agreement (which was in effect as of June 15, 1995) by GSFM to limit management fees to 0.59% of the CORE U.S. Equity, International Equity and Asia Growth Fund's average daily net assets. For the fiscal year ended January 31, 1996, had limitations not been in effect, CORE U.S. Equity, International Equity and Asia Growth Fund's would have paid $1,019,639, $0 and $0, respectively, in investment management fees. For the fiscal year ended January 31, 1997, had limitations not been in effect, CORE U.S. Equity, International Equity and Asia Growth Funds would have paid $2,119,552, $4,638,203 and $2,583,555, respectively, in investment management fees.

4    Commenced operations on August 1, 1995.

     Under the Management Agreement, each Adviser also: (i) supervises all non-advisory operations of each Fund that it advisers; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Advisers and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds will invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     Each Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

DISTRIBUTOR AND TRANSFER AGENT
==============================

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A and Class B Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended January 31, 1995 and 1996.

     Goldman Sachs retained the following commissions on sales of Class A and Class B Shares during the following periods:

                                     1997       1996      1995
                                  ==========  ========  ========

Balanced Fund                     $   94,000  $ 28,000  $ 14,000
Growth and Income Fund               555,000   771,000   361,000
CORE U.S. Equity Fund                380,000   108,000    58,000
CORE Large Cap Growth Fund/1/     N/A         N/A       N/A
Capital Growth Fund                  323,000   523,000   815,000
International Equity Fund          1,563,000   211,000   660,000
Small Cap Equity Fund                219,000   202,000   868,000
Emerging Market Equity Fund/1/    N/A         N/A       N/A
Asia Growth Fund                   1,397,000   507,000   829,000
----------------------------------------------------------------

1    Not operational.


     Goldman Sachs serves as the Trust's transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to
(i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information,
(vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee with respect to each Fund with respect to Class A Shares and Class B Shares equal to $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction-related expenses (including those out-of-pocket expenses payable to servicing agents).

     For the last three fiscal years the amounts paid to Goldman Sachs by each Fund then in existence for transfer agency services performed were as follows:

                                       Class A & B        Class A & B        Class A & B
                                           1997               1996               1995
                                   ====================  ==============  ====================

Balanced Fund                                  $148,576        $ 72,067              $ 20,000
Growth and Income Fund                          870,527         542,671               262,158
CORE U.S. Equity Fund                           319,246         103,682               151,230
CORE Large Cap Growth Fund/1/      N/A                   N/A             N/A
Capital Growth Fund                             908,310         549,844               694,014
International Equity Fund                       586,243         129,313               481,169
Small Cap Equity Fund                           511,883         254,292               600,618
Emerging Markets Equity Fund/1/    N/A                   N/A             N/A
Asia Growth Fund                                385,114         192,097               120,000

                                   Institutional Shares  Service Shares  Institutional Shares
                                                   1997            1997                  1996
                                               ========        ========              ========

Growth and Income Fund                         $     15        $    488  N/A
CORE U.S. Equity Fund/2/           N/A                   N/A                         $ 11,571
CORE Large Cap Growth Fund/1/      N/A                   N/A             N/A
Mid Cap Equity Fund/3/                           51,464  N/A                           26,082
International Equity Fund/2/       N/A                   N/A             N/A
Emerging Markets Equity Fund/1/    N/A                   N/A             N/A
Asia Growth Fund/2/                N/A                   N/A             N/A

___________________________

1    Not operational.
2    Contractually set to 0.
3    Commenced operations on August 1, 1995.

     The Trust's distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.

OTHER PURCHASE INFORMATION

     Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. If shares of a Fund are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account.

     The Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers for the sale and distribution of Class A and Class B Shares of the Funds and/or for the servicing of those shares. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectus and this Statement of Additional Information for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to dealers as set forth in the Prospectus. These Additional Payments may take the form of "due diligence" payments for an Authorized Dealer's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' Class A and Class B Shares; and payments for the sale of Class A and Class B Shares and/or the maintenance of Shares balances. In addition, the Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Authorized Dealer, or may be based on a percentage of the value of Shares sold to, or held by, customers of the Authorized Dealers involved, and may be different for different Authorized Dealers. Furthermore, the Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Authorized Dealers and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.

EXPENSES
========

     Except as set forth in the Prospectus under "Management," the Trust is responsible for the payment of its expenses. The expenses include, without limitation, the fees payable to the Advisers, the fees payable to GSAM, the fees and expenses payable to the Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM, GSAMI and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution, authorized dealer service and administration plans, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Adviser to the Balanced, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, Mid Cap Equity, International Equity, Emerging Markets Equity and Asia Growth Funds has voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management, distribution and authorized dealer service fees, any class-specific transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses, and in the case of each Fund other than Balanced and CORE Large Cap Growth Funds, transfer agency fees) to the extent such expense exceed 0.10%, 0.11%, 0.06%, 0.05%, 0.06%, 0.20%, 0.16% and 0.24% per annum of such Funds'
average daily net assets respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser in its discretion at any time.

     Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the applicable Adviser's costs of performing certain accounting services not being provided by a Fund's Custodian.

     For the last three fiscal years the amounts of certain "Other Expenses" of each Fund then in existence that were reduced or otherwise limited were as follows:

                                        1997      1996      1995
                                      ========  ========  ========

Balanced Fund                         $319,552  $192,405  $ 95,906
Growth and Income Fund                       0         0   106,725
CORE U.S. Equity Fund                  104,833   110,581       N/A
CORE Large Cap U.S. Growth Fund/1/         N/A       N/A       N/A
Capital Growth Fund                        N/A       N/A       N/A
Mid Cap Equity Fund/2/                  72,441    85,515       N/A
International Equity Fund              144,265       N/A       N/A
Small Cap Equity Fund                      N/A       N/A       N/A
Emerging Markets Equity Fund/1/            N/A       N/A       N/A
Asia Growth Fund                        50,407         0    35,905

________________________________
1    Not operational.
2    Commenced operations on August 1, 1995.


CUSTODIAN AND SUB-CUSTODIANS
============================

     State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
==============================

     Arthur Andersen, LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen, LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.



                                 PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of a Fund, the Advisers are generally required to give primary consideration to obtaining the most favorable price and efficient execution under the circumstances. This means that an Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available.
Within the framework of this policy, the Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Advisers in the performance of their decision-making responsibilities. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Advisers in providing management services for the Trust.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be give to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     On occasions when an Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Adviser acts as investment adviser or subadviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     Subject to the above considerations, the Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

          In addition, Goldman Sachs, as a member firm of the New York Stock Exchange may effect exchange transactions and receive compensation therefor if expressly so authorized in a written contract with the Trust. The Trust, on behalf of each Fund, has entered into such a contract with Goldman Sachs. Goldman Sachs will provide the Trust at least annually with a statement setting forth the total amount of all compensation retained by Goldman Sachs in connection with effecting transactions for the accounts of the Funds. The Trustees will review and approve all the Funds' portfolio transactions with Goldman Sachs and the compensation received by Goldman Sachs in connection therewith. The Trust, of course, will effect its portfolio transactions in a manner consistent with all applicable laws.

 For the past three fiscal years, each Fund in existence paid brokerage commissions as follows:


                                                        Total                Total          Brokerage
                                                      Brokerage            Amount of       Commissions
                                        Total        Commissions          Transaction         Paid
                                      Brokerage        Paid to             on which        to Brokers
                                     Commissions      Affiliated          Commissions       Providing
                                        Paid          Persons/2/            Paid/3/         Research
                                     ===========  ==================  ===================  ===========

Fiscal Year Ended
January 31, 1997:

Balanced Fund                         $   62,072  $  5,112 (8%)/1/    $ 1,057,742(15%)/2/           $0

Growth and Income Fund                   779,396    77,587(10%)/1/      13,310,208(9%)/2/            0

CORE U.S. Equity Fund                    279,620          0(0%)/1/       6,706,824(0%)/2/            0

CORE Large Cap Growth Fund/ (3)/            N/A           N/A                    N/A                N/A

Capital Growth Fund                    1,460,140   304,052(21%)/1/      29,920,578(1%)/2/            0

Mid Cap Equity Fund                      364,294     22,134(6%)/1/       6,655,100(7%)/2/            0

International Equity Fund              1,529,436               0(0%)    48,059,958(0%)/2/            0

Small Cap Equity Fund                    758,205     36,087(5%)/1/      16,439,842(1%)/2/            0

Emerging Markets Equity Fund/(3)/           N/A           N/A                   N/A                 N/A

Asia Growth Fund                       1,554,313     50,624(3%)/1/     102,609,295(4%)/2/            0


                                                         Total                  Total             Brokerage
                                                       Brokerage              Amount of          Commissions
                                         Total        Commissions            Transaction            Paid
                                       Brokerage        Paid to                on which          to Brokers
                                      Commissions      Affiliated            Commissions          Providing
                                         Paid          Persons/2/              Paid/3/            Research
                                      ===========  ==================  ========================  ===========

Fiscal Year Ended
January 31, 1996:

Balanced Fund                          $   56,860  $  7,391(13%)/(1)/  $   29,697,202(13%)/(2)/           $0

Growth and Income Fund                    841,605     71,218(8%)/(1)/      425,040,430(9%)/(2)/            0

CORE U.S. Equity Fund                     121,424          0(0%)/(1)/      148,427,497(0%)/(2)/            0

CORE Large Cap Growth Fund/(3) /             N/A             N/A                     N/A                  N/A

Capital Growth Fund                     1,979,949   284,660(14%)/(1)/   1,034,755,196(11%)/(2)/            0

Mid Cap Equity Fund                       315,212    40,935(13%)/(1)/     142,547,552(11%)/(2)/            0

International Equity Fund               1,260,992     13,629(1%)/(1)/      359,700,166(1%)/(2)/            0

Small Cap Equity Fund                     690,234    72,980(11%)/(3)/      170,616,044(6%)/(2)/            0

Emerging Markets Equity Fund/(3) /          N/A              N/A                    N/A                   N/A

Asia Growth Fund                        1,676,525      3,778(0%)/(1)/      247,662,049(2%)/(2)/            0


                                                       Total               Total           Brokerage
                                                     Brokerage           Amount of        Commissions
                                        Total       Commissions         Transaction          Paid
                                      Brokerage       Paid to             on which        to Brokers
                                     Commissions     Affiliated         Commissions        Providing
                                        Paid         Persons/2/           Paid/3/          Research
                                     ===========  ================  ====================  ===========

Fiscal Year Ended
January 31, 1995:

Balanced Fund                         $    9,652  $  1,522(16%)/1/  $  7,216,224(10%)/2/           $0

Growth and Income Fund                   637,080    77,404(12%)/1/    468,165,610(7%)/2/            0

CORE U.S. Equity Fund                    119,192          0(0%)/1/     99,616,396(0%)/2/            0

CORE Large Cap Growth Fund/(3)/             N/A            N/A               N/A                   N/A

Capital Growth Fund                    1,427,413   273,076(19%)/1/   786,135,073(13%)/2/            0

Mid Cap Equity Fund                         N/A            N/A               N/A                   N/A

International Fund                     1,799,525          0(0%)/1/    546,364,113(0%)/2/            0

Small Cap Equity Fund                    555,667     23,137(4%)/1/    392,235,715(2%)/2/            0

Emerging Markets Equity Fund/(3)/           N/A            N/A               N/A                   N/A

Asia Growth Fund                       1,002,148     67,754(7%)/1/    171,880,775(2%)/2/            0

----------------------------

1 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
2    Percentage of total commissions paid.
3    Not operational.

During the fiscal year ended January 31, 1997, the Trust acquired and sold securities of its regular broker-dealers: [insert broker/dealer names]. As of January 31, 1997, the Trust held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):

Fund                       Broker/Dealer    Amount
------------------------  ----------------  -------

Balanced Fund             Bear Stearns      $ 6,679
                          Lehman Brothers     2,098
                          Chase Securities      490

Growth and Income Fund    Chase Securities  $ 6,003
                          Lehman Brothers    11,099
                          Bear Stearns       19,457

Core US Equity Fund       Chase Securities    1,193
                          Smith Barney        6,439
                          Merrill Lynch       4,423
                          Morgan Stanley      2,188
                          Salomon Brothers    4,249
                          Bear Stearns        2,614
                          Lehman Brothers       659

Capital Growth Fund       Bear Stearns       13,286
                          Lehman Brothers     3,349

Mid Cap Equity Fund       Lehman Brothers     2,151
                          Bear Stearns        2,977

Small Cap Equity Fund     Bear Stearns       12,052
                          Lehman Brothers     3,038


                                NET ASSET VALUE

     Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class.
All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in the Prospectus).

     In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     Portfolio securities of the Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the Nasdaq National Market

("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices; and
(ii) on a foreign exchange will be valued at the last sale price (also referred to as the close price). The last sale price for securities traded principally on a foreign exchange will be determined as of the close of the London Stock Exchange or, for securities traded on exchanges located in the Asia Pacific region, noon London time; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked price; (c) exchange traded options and futures contracts will be valued at the last sale price in the market where such contracts are principally traded; (d) forward foreign currency exchange contracts will be valued using a pricing service (such as Reuters), then calculating the mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (e) debt securities, other than money market instruments, will be valued on the basis of dealer-supplied quotations or by using a pricing service approved by the Trustees if such prices are believed by the Adviser to accurately represent market value; money market instruments, which are defined as those debt securities with a remaining maturity of 60 days or less, will be valued at amortized cost; (f) overnight repurchase agreements will be valued at cost and term repurchase agreements will be valued at the average of bid quotations obtained daily from at least two recognized dealers; (g) OTC and exchange traded options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank; and (h) all other securities, including those for which a pricing service supplies no quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with procedures established by the Trustees.

     Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in a Fund's calculation of net asset values unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

     The proceeds received by each Fund and each other series of the Trust established by the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.

                            PERFORMANCE INFORMATION

     A Fund may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The following table indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

     Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers

Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index - Total Return; (o) Russell 1000 Growth Index-Total Return; (p) the Value-Line Composite-Price Return; (q) the Wilshire 4500 Index; (r) the FT-Actuaries Europe and Pacific Index, and (s) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley including (EAFE), and the Morgan Stanley Capital International Combined Asia ex Japan Free Index, the Morgan Stanley Capital International Emerging Markets Free Index, Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (t) the FT-Actuaries Europe and Pacific Index; (u) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (v) The Goldman Sachs Commodities Index; and (w) information produced by Micropal, Inc.. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

     Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such Information may address:

     - cost associated with aging parents;
     - funding a college education (including its actual and estimated cost);
     - health care expenses (including actual and projected expenses);
     - long-term disabilities (including the availability of, and coverage provided by, disability insurance);

     - retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

     - asset allocation strategies and the benefits of diversifying among asset classes;
     - the benefits of international and emerging market investments;
     - the effects of inflation on investing and saving;
     - the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and
     - measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

     The CORE Large Cap Growth Fund was organized on May 1, 1997 and has no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, the Fund has adopted the adjusted performance record of a separate account managed by the Advisers for periods prior to the Funds' commencement of operations which converted into Class A Shares as of commencement date. Any quotation of performance data of this Fund relating to this period will include the adjusted performance record of the applicable separate account. The performance records of the separate account quoted by the Fund have been adjusted downward based on the expenses applicable to Class A Shares (the class into which the separate account transferred) to reflect the expenses expected to be incurred by the Fund as stated in the expense table in the Prospectuses. These expenses include any sales charges and asset-based charges (i.e., fees under Distribution and Authorized Dealer Service Plans) imposed and other operating expenses. Total return quotations will be calculated pursuant to SEC approved methodology. Prior to May 1, 1997, the separate account was a separate investment advisory account under discretionary management by the Adviser and had substantially similar investment objectives, policies and strategies as the Fund. Unlike the Fund, the separate account was not registered as an investment company under the Act and therefore was not subject to certain investment restrictions and operational requirements that are imposed on investment companies by the Act. If the separate account had been registered as an investment company under the Act, the separate account's performance may have been adversely affected by such restrictions and requirements. On May 1, 1997, the separate account transferred a portion of its assets to the Fund in exchange for Fund shares. The performance record of each other class has been linked to the performance of the separate account (based on Class A expenses) and the Class A performance for any periods prior to commencement of operations of a class of shares.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                 Assuming no voluntary
                                                                 waiver of fees and no
                                                                 expense reimbursements
                        --------------------------------------------------------------------------------------------------------
                                                                                Assumes          Assumes     Assumes    Assumes
                                                                               5.5% sales       no sales   5.5% sales   no sales
Fund                        Class                 Time Period                    charge          charge      charge      charge
----------------------  -------------  ---------------------------------  --------------------  ---------  -----------  --------

Balanced Fund           A              10/12/94-1/31/97 - Since inception       17.41%          20.32%
Balanced Fund           A              2/1/96-1/31/97 - One year                12.07%          18.59%
Balanced Fund           B              5/1/96-1/31/97 - Since inception *       N/A             16.22%

Growth and Income       A              2/5/93-1/31/97 - Since inception         17.31%          18.98%
Growth and Income       A              2/1/96-1/31/97 - One year                21.39%          28.42%
Growth and Income       B              5/1/96-1/31/97 - Since inception *       N/A             22.23%
Growth and Income       Institutional  6/3/96-1/31/97 - Since inception *       N/A             20.77%
Growth and Income       Service        3/6/96-1/31/97 - Since inception *       N/A             23.87%

Core U.S. Equity        A              5/24/91-1/31/97 - Since inception        13.54%          14.67%
Core U.S. Equity        A              2/1/96-1/31/97 - One year                16.98%          23.75%
Core U.S. Equity        B              5/1/96-1/31/97 - Since inception *       N/A             18.59%
Core U.S. Equity        Institutional  6/15/95-1/31/97 - Since inception        N/A             28.04%
Core U.S. Equity        Institutional  2/1/96-1/31/97 - One year                N/A             24.63%
Core U.S. Equity        Service        6/7/96-1/31/97 - Since inception *       N/A             15.92%

Capital Growth          A              4/20/90-1/31/97 - Since inception        15.57%          16.54%
Capital Growth          A              2/1/92-1/31/97 - Five year               15.42%          16.73%
Capital Growth          A              2/1/96-1/31/97 - One year                19.04%          25.97%
Capital Growth          B              5/1/96-1/31/97 - Since inception *       N/A             19.39%

Mid Cap Equity          Institutional  8/1/95-1/31/97 - Since inception         N/A             21.65%
Mid Cap Equity          Institutional  2/1/96-1/31/97 - One year                N/A             25.63%


International Equity    A              12/1/92-1/31/97 - Since inception         9.66%          11.15%
International Equity    A              2/1/96-1/31/97 - One year                 7.26%          13.48%
International Equity    B              5/1/96-1/31/97 - Since inception *       N/A              2.83%
International Equity    Institutional  2/7/96-1/31/97 - Since inception *       N/A             12.53%
International Equity    Service        3/6/96-1/31/97 - Since inception *       N/A             10.42%

Small Cap               A              10/22/92-1/31/97- Since inception        12.12%          13.61%
Small Cap               A              2/1/96-1/31/97 - One year                20.27%          27.28%
Small Cap               B              5/1/96-1/31/97 - Since inception *       N/A              5.39%

Asia Growth             A              7/8/94-1/31/97 - Since inception         -4.46%           6.78%
Asia Growth             A              2/1/96-1/31/97 - One year                -6.44%          -1.01%
Asia Growth             B              5/1/96-1/31/97 - Since inception *       N/A             -6.02%
Asia Growth             Institutional  2/2/96-1/31/97 - Since inception *       N/A             -1.09%
--------------------------

All returns are average annual total returns.
* Represents an aggregate total return (not annualized) since this class has not completed a full twelve months of operations.

From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

     The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

     A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return and yield will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

     Total return will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, total return with respect to each class of shares of a Fund will differ.


                              SHARES OF THE TRUST

     The Funds were reorganized from series of a Maryland corporation as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997, on April 30, 1997.

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series.

     The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of the Mid Cap Equity Fund into two classes: Institutional and Service Shares. Balanced, Capital Growth and Small Cap Equity Funds have been classified into two classes: Class A and Class B Shares. Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, International Equity, Emerging Markets Equity and Asia Growth Funds have been classified into four classes: Institutional Shares, Service Shares, Class A Shares and Class B Shares.

     Each Institutional Share, Service Share, Class A Share and Class B Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service Plans are borne exclusively by Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A Shares or Class B Shares and transfer agency fees are borne at different rates by Class A Shares or Class B Shares than Institutional and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

     Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class A Shares.

     Class B Shares of the Funds are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares and Class B Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

     As of April 1, 1997, State Street Bank & Trust Company as Trustee (GS Profit Sharing Master Trust), Attn. Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992, was recordholder of 97.88% of Mid Cap Equity Fund's outstanding shares; Trukan and Co., Attn: K. Ufford, P.O. Box 3699, Wichita, KS 67201-3699, was recordholder of 6.80% of Balanced Fund's outstanding shares; Frontier Trust Co. Inc. Trustee (FBO Dade County Public Schools), Attn: Agnes R. McMurray, Fringe Benefits Management Co., 1720 S. Gadsden St., Tallahassee, FL 32301-5547, was recordholder of 6.80% of Balanced Fund's outstanding shares; and State Street Bank & Trust Company as Trustee (Goldman Sachs Employees'

Pension Plan), Attn: Louis Pereria, P.O. Box 1992, Boston, MA 02105-1992, was recordholder of 5.10% of the Small Cap Equity Fund's outstanding shares.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) harmless from and indemnified against all loss and expense arising form such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trustor any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or their organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholder, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for error of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                 TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.



GENERAL
=======

     Each Fund is a separate taxable entity. CORE Large Cap Growth and Emerging Markets Equity Funds each intends to elect and each other Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test");
(b) such Fund derive less than 30% of its gross income from the sale or other disposition of any of the following which was held for less than three months:
(i) stock or securities; (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies); and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

     If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the International Equity, Emerging Markets Equity or Asia Growth Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. Asia Growth Fund had approximately $184,000, $5,487,000 and $9,825,000 at January 31, 1997 of capital loss carry forwards expiring in 2002, 2003, and 2004, respectively, for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund's distributions to shareholders. The short-short test described above may limit a Fund's ability to use options, forward contracts, and futures transactions as well as its ability to engage in short sales. Moreover, application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     A Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Each Fund (other than CORE U.S. Equity and CORE Large Cap Growth Funds) anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as may occur for International Equity, Emerging Markets Equity and Asia Growth Funds, more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If the International Equity, Emerging Markets Equity and Asia Growth Funds make this election, its respective shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

     If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by International Equity, Emerging Markets Equity or Asia Growth Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of International Equity, Emerging Markets Equity and Asia Growth Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by such a Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that the International Equity, Emerging Markets Equity or Asia Growth Funds files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by a Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct such taxes in computing the amount it is required to distribute.

     If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

TAXABLE U.S. SHAREHOLDERS - DISTRIBUTIONS
=========================================

For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

     Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends received deduction if such Fund were not a regulated investment company may be eligible, for the dividends received deduction for corporations. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by International Equity, Asia Growth and Emerging Markets Equity Funds will qualify for the dividends-received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. Distributions, if any, that are in excess of a Fund's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

TAXABLE U.S. SHAREHOLDERS - SALE OF SHARES
==========================================

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     Each Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS
=====================

     The discussion above relates solely to U.S. federal income tax law as it applies to "U.S. persons" subject to tax under such law. Shareholders who, as to the United States, are not "U.S. persons," (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by International Equity, Emerging Markets Equity or Asia Growth Funds to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

STATE AND LOCAL
===============

     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                              FINANCIAL STATEMENTS

     The audited financial statements and related Reports of Independent Public Accountants, contained in the 1997 Annual Report of each of the Funds, are incorporated herein by reference into this Additional Statement and attached hereto.


                               OTHER INFORMATION

     Class A Shares of each Fund are sold at a maximum sales charge of 5.5%. Using the initial offering price per share, as of January 31, 1997, the maximum offering price of each Fund's Class A shares would be as follows:

                                           Maximum  Offering
                                Net Asset   Sales   Price to
                                  Value    Charge    Public
                                ---------  -------  --------

Balanced Fund                      $18.78    $1.09    $19.87
Growth and Income Fund              23.18     1.35     24.53
CORE U.S. Equity Fund               23.32     1.36     24.68
CORE Large Cap Growth Fund      N/A        N/A      N/A
Capital Growth Fund                 16.73     0.97     17.70
International Equity Fund           19.32     1.12     20.44
Small Cap Equity Fund               20.91     1.22     22.13
Emerging Markets Equity Fund    N/A        N/A      N/A
Asia Growth Fund                    16.31     0.95     17.26


Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund.

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.


                DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS

     CLASS A DISTRIBUTION PLANS. As described in the Prospectus, the Trust with respect to Class A Shares of each Fund has adopted a distribution plan (the "Class A Plans") pursuant to Rule 12b-1 under the Act. See "Distribution and Authorized Dealer Service Plan" in the Prospectus.

     The Class A Plans were most recently approved on April 23, 1997 by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Class A Plans, cast in person at a meeting called for the purpose of approving the Class A Plans. The compensation payable under the Class A Plans may not exceed 0.25% per annum of each Fund's average daily net assets.

     Currently, Goldman Sachs has voluntarily agreed to waive the entire amount of such fee for the Balanced, Growth and Income, CORE Large Cap Growth, Capital Growth and Small Cap Equity Funds and to limit the amount of such fee to 0.21% of average daily net asset attributable to Class A Shares of CORE U.S. Equity, International Equity and Asia Growth Funds; and to limit the amount of such fee to 0.04% of the average daily net asset attributable to Class A shares of the Growth and Income Fund. Goldman Sachs has no current intention of modifying or discontinuing such waiver but may do so in the future at its discretion.

     Each Class A Plan was amended effective June 1, 1995 for each of the Funds then in existence to reduce the fee payable under the Plan from 0.50% of average daily net assets attributable to Class A Shares. At the time of such amendment the Trustees approved the Authorized Dealer Service Plan pursuant to which personal and account maintenance services are provided. See "Management -- Authorized Dealer Service Plans."

     For the fiscal year ended January 31, 1997 the amounts paid to Goldman Sachs pursuant to its Class A Plan by each Fund then in existence were as follows:

                                   1997
                                 ========

Balanced Fund                    $      0
Growth and Income Fund            139,025
CORE U.S. Equity Fund             363,264
CORE Large Cap Growth Fund/1/    N/A
Capital Growth Fund                     0
International Equity Fund         900,274
Small Cap Equity Fund                   0
Emerging Markets Equity Fund     N/A
Asia Growth Fund                  526,448
-----------------------------------------

1    Not operational.


      Had Goldman Sachs' voluntary limitations not been in effect the Funds would have paid Goldman Sachs the following fees during the fiscal year ended 1997 pursuant to their respective Class A Plans:

                                    1997
                                 ==========

Balanced Fund                    $  153,392
Growth and Income Fund            1,252,257
CORE U.S. Equity Fund               432,457
CORE Large Cap Growth Fund/1/    N/A
Capital Growth Fund               2,171,462
International Equity Fund         1,071,755
Small Cap Equity Fund               529,684
Emerging Markets Equity Fund     N/A
Asia Growth Fund                    626,724
-------------------------------------------

1    Not operational.

     During the fiscal year ended January 31, 1997, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Fund then in existence:

                                   Compensation              Printing and   Preparation
                                   and Expenses  Allocable    Mailing of        and
                                      of the     Overhead,   Prospectuses   Distribution
                                   Distributor   Telephone     to Other       of Sales
                     Compensation  & Its Sales   and Travel  Than Current  Literature and
                      To Dealers    Personnel     Expenses   Shareholders   Advertising
                     ============  ============  ==========  ============  ==============

Fiscal Year Ended
January 31, 1997:

Balanced Fund(1)     $             $             $           $             $
Growth and

Income Fund(1)
CORE U.S.
Equity Fund
CORE Large Cap U.S.
Capital Growth Fund(1)
International Equity Fund(1)
Small Cap Equity Fund(1)
Asia Growth Fund(1)
Emerging Market Equity Fund (2)

The table above reflects amounts expended by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Class A Plans. The payments under the Class A Plans were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis.

(1) EXPENSES REFLECTED ABOVE FOR THESE FUNDS WERE INCURRED THROUGH 5/31/95; AT THIS POINT EXPENSES INCURRED EXCEEDED ANY REVENUES EARNED. FROM JUNE 1, 1995 THROUGH JANUARY 31, 1996 GOLDMAN SACHS DID NOT IMPOSE THE 0.25% 12B-1 FEE; THEREFORE, ADDITIONAL EXPENSES INCURRED HAVE NOT BEEN REFLECTED SINCE REVENUE WAS NOT EARNED AFTER THE PERIOD PRESENTED.

(2)  NOT OPERATIONAL.

     The Class A Plans are compensation plans which provide for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sach's expenses, Goldman Sachs may realize a profit from these arrangements. If the Class A Plans were terminated by the Trustees and no successor plans were adopted, each Fund would cease to make payments to Goldman Sachs under the Class A Plans and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     Under the Class A Plans, Goldman Sachs, as distributor of each Fund's Class A shares, will provide to the Trustees for their review, and the Trustees will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class A Plans and the purposes for which such services were performed and expenditures were made.

     The Class A Plans will remain in effect until June 1, 1998 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Class A Plans. A Class A Plan may not be amended to increase materially the amount to be spent for the services described therein as to a Fund without approval of a majority of the outstanding voting securities of the affected Fund. All material amendments of the Class A Plan must also be approved by the Trustees in the manner described above. A Class A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees or by vote of a majority of the Class A Shares of the applicable Fund. So long as the Class A Plans are in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class A Plans will benefit the Funds and their Class A shareholders.

     CLASS B DISTRIBUTION PLANS. As described in the Prospectus, the Trust has adopted on behalf of the Funds distribution plans (the "Class B Plans") pursuant to Rule 12b-1 under the Act with respect to the Class B shares. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

     The Class B Plans were most recently approved for the Funds (except Emerging Market Equity Fund) on April 26, 1996 and for the Emerging Markets Equity Fund on January 28, 1997, on behalf of the Trust by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Class B Plans, cast in person at a meeting called for the purpose of approving the Class B Plans.

     With respect to each Fund, the compensation payable under the Class B Plans is equal to 0.75% per annum of the average daily net assets attributable to Class B Shares of that Fund. The fees received by Goldman Sachs under the Class B Plans and contingent deferred sales charge on Class B Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class B Shares. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class B Shares. If such fee exceeds Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements.

     During the fiscal year ended January 31, 1997, Goldman Sachs incurred the following fees under the Class B Plan of each applicable Fund then in existence:

Balanced Fund                      $ 3,861
Growth and Income Fund              28,075
CORE U.S. Equity Fund               36,508
CORE Large Cap Growth Fund/1/      N/A
Capital Growth Fund                  7,632
International Equity Fund           44,148
Small Cap Fund                       8,973
Emerging Markets Equity Fund/1/    N/A
Asia Growth Fund                    10,229
------------------------------------------

1    Not operational.



     The Class B Plans are compensation plans which provide for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class B Plans were terminated by the Trustees and no successor plan were adopted, the Funds would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     Under the Class B Plans, Goldman Sachs, as distributor of the Funds' shares, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class B Plans and the purposes for which such services were performed and expenditures were made.

     The Class B Plans will remain in effect until June 1, 1998 and from year to year, provided such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees. A Class B Plan may not be amended to increase materially the amount to be spent for the services described therein as to any Fund without approval of a majority of the outstanding Class B Shares of that Fund. All material amendments of the Class B Plans must also be approved by the Trustees in the manner described above. With respect to any Fund, a Class B Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the Class B Shares of that Fund. So long as a Class B Plans are in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class B Plans will benefit each Fund and their respective Class B shareholders.

     AUTHORIZED DEALER SERVICE PLANS. As described in the prospectus, each Fund's Class A and Class B Shares have adopted a non-Rule 12b-1 Authorized Dealer Service Plan (each a "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for the provision of personal and account maintenance services. The Service Plan of Emerging Markets Equity Fund was initially approved on January 28, 1997 and the Service Plans of CORE Large Cap Growth Fund were initially approved on April 23, 1997 by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Service Plan. Each Service Plan of each other Fund was most recently approved by the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Service Plan, at a meeting held on April 23, 1997. Each Fund's Service Plan provides for the compensation for personal and account maintenance services at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A or Class B shares.

     For the fiscal year ended January 31, 1997 and for the period June 1, 1995 (commencement of each Service Plan) through January 31, 1996, each Fund that was operational paid Authorized Dealer Service fees at the foregoing rate for each Fund's Class A shares. During the period May 1, 1996 (commencement of each Class B Service Plan) through January 31, 1997, Authorized Dealer Service fees were paid with respect to each Fund's Class B shares which were then in operation at the foregoing rate.

     For the fiscal year ended January 31, 1997 and for the period June 1, 1995 through January 31, 1996, the amounts paid to Goldman Sachs pursuant to its Class A Authorized Dealer Service Plan and for the period May 1, 1996 (commencement of Class B Service Plan) through January 31, 1997, the amounts paid to Goldman Sachs pursuant ot its Class B Service Plan was:



                                       Class A    Class B   Class A
                                         1997      1997       1996
                                      ==========  =======  ==========

Balanced Fund                         $  153,392  $ 1,294  $   64,145
Growth and Income Fund                 1,252,257    9,358     603,426
CORE U.S. Equity Fund                    432,457   12,169     182,881
CORE Large Cap U.S. Growth Fund/1/           N/A  N/A      N/A
Capital Growth Fund                    2,171,462    2,854   1,563,448
International Equity Fund              1,071,755   14,733     470,027
Small Cap Fund                           569,684    2,992     454,857
Emerging Market Equity Fund/1/               N/A  N/A      N/A
Asia Growth Fund                         626,724    3,410     276,754

---------------------------------------------------------------------

1    Not operational


     The Service Plans of each Fund will remain in effect until June 1, 1998, and from year to year thereafter, provided that the continuance of each service plan is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Service Plans. All material amendments of the Service Plans must also be approved by the Trustees in the manner described above. The Service Plans may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the affected Fund. The Trustees have determined that in their judgment there is a reasonable likelihood that the Service Plans will benefit the Funds and their shareholders.

              OTHER INFORMATION REGARDING PURCHASES, REDEMPTIONS,
                            EXCHANGES AND DIVIDENDS

     The following information supplements the information in the Prospectus under the captions "How to Invest," "How to Sell Shares of the Funds" and "Dividends." Please see the Prospectus for more complete information.

OTHER PURCHASE INFORMATION
==========================

     If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

RIGHT OF ACCUMULATION (CLASS A)
===============================

     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A shares (acquired by purchase or exchange) of the Funds and Class A shares of any other Goldman Sachs Fund (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $35,000 and purchases additional Class A shares of any Fund with a purchase price of $25,000, the sales charge for the $25,000 purchase would be 4.75% (the rate applicable to a single purchase of more than $60,000). Class A shares purchased without the imposition of a sales charge may not be aggregated with Class A shares purchased subject to a sales charge. Class A shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his minor children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A shares held by any other account over which such client or the client's spouse exercises investment or voting power. In addition, Class A shares of the Funds and Class A shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's or firm's agreement to cooperate in the offering of the Funds' shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation.

STATEMENT OF INTENTION (CLASS A)
================================

     If a shareholder anticipates purchasing at least $50,000 of Class A shares of a Fund alone or in combination with Class A shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of

Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
=================================================

     A Fund shareholder should obtain and read the prospectus relating to any other Fund, Goldman Sachs Fund or ILA Portfolio (as defined in the Prospectus) and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.

AUTOMATIC EXCHANGE PROGRAM
==========================

     A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Portfolio and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Portfolio.

SYSTEMATIC WITHDRAWAL PLAN
==========================
     A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class B shares would be disadvantageous because of the sales charge imposed on purchases of Class A shares or the imposition of a CDSC on redemptions of Class A and Class B shares. The CDSC applicable to Class B shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest -- Waiver or Reduction of Continent Deferred Sales Charge" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

                                 SERVICE PLANS

Each Fund has adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plan, each Fund enters into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may perform some or all of the following services:
(a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Fund. (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Fund, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by Customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Fund, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information,
(h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and a Fund, including obtaining information from the Fund, working with the Fund to correct errors and resolve problems and providing statistical and other information to a Fund. As compensation for such services, each Fund will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service organization.

Each Fund has adopted its Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with a Fund, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of a Fund. Any such alteration or discontinuance of services could require the Board of Trustees to consider changing a Fund's method of operations or providing alternative means of offering Service Shares of the Fund to customers of such Service Organizations, in which case the operation of such Fund, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alternation of a Fund's operations would have any effect on the net asset value per share or result in financial losses to any shareholder.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, voted to approve each Plan and related Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on April 23,1997. Each Plan will be approved by the sole shareholder of Service Shares of each Fund, on April 23,1997. The Plans and Service Agreements will remain in effect until June 30,1997 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Fund and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Trustees. The Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares of the Funds. In the Trustees' quarterly review of the Plans and Service Agreements, the Board will consider their continued appropriateness and the level of compensation provided therein.

                                  Appendix A

                          DESCRIPTION OF BOND RATINGS*

                        MOODY'S INVESTORS SERVICE, INC.


     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

----------------------------------------------------------------

* The rating system described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard and Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      1-A

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                                      2-A

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions. BB is the highest rating within the speculative grade category.

     D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Unrated: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                                      3-A

                                   Appendix B

     The Company may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

       . the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

       . the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

       . total stock market capitalizations of specific countries and regions on a global basis;

       . performance of securities markets of specific countries and regions; and

       . value of a dollar amount invested in a particular market or type of security over different periods of time.

     In addition, the Company may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

                                      1-B

                                   Appendix C



                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-C

      GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES


     Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

     .    Privately owned and ranked among Wall Street's best capitalized firms, with assets exceeding $70 billion and partners capital and subordinated liabilities of over $4.9 billion as of November 24, 1995.

     .    With thirty-three offices around the world, Goldman Sachs employs over
8,000 professionals focused on opportunities in major markets.

     .    An equity research budget of $126 million for 1996.


     .    The number one lead manager of U.S. common stock offerings for the past six years (1989-1994) with 18% of the total dollar volume.*





* Source:  Securities Data Corporation. Ranking excludes REITs, Trusts, Rights
  ====================================
and closed-end Fund offerings

                                      2-C

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906      Goldman Sachs takes Sears Roebuck public (oldest ongoing client)

          Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956      Goldman Sachs co-manages Ford's public offering, the largest to date

1970      London office opens

1972      Dow Jones Industrial Average breaks 1000


1986      Goldman Sachs takes Microsoft public

1990 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1992      Dow Jones Industrial Average breaks 3000

1993 Goldman Sachs is lead manager in taking Allstate public, largest equity offering to date ($2.4 billion)

1995      Dow Jones Industrial Average breaks 4000

                                      3-C

                                 GOLDMAN SACHS
                              MID-CAP EQUITY FUND
                                  A PORTFOLIO
                  OF THE GOLDMAN SACHS EQUITY PORTFOLIOS, INC.



                              Financial Statements


                                 Annual Report

                                January 31, 1997

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

  We are pleased to have the opportunity to discuss the performance and holdings of the Goldman Sachs Mid-Cap Equity Fund for the 12 months ended January 31, 1997. The U.S. equity market rewarded investors with excellent returns once again in 1996, with the Goldman Sachs Mid-Cap Equity Fund outperforming its benchmark by a wide margin during the period under review. To help put the fund's performance in perspective, we will also provide a brief overview of the economic and investment environment.

OBJECTIVE AND INVESTMENT APPROACH

  The Goldman Sachs Mid-Cap Equity Fund seeks long-term capital growth primarily by investing at least 65% of its total assets in equities with market capitalizations of between $500 million and $7 billion at the time of investment. However, the fund currently intends to emphasize investments in companies with market capitalizations of under $5 billion at the time of investment. The fund is managed with a value style, which means we focus on companies whose stocks we believe are inexpensive relative to their expected long-term earnings growth and their asset value. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or are experiencing near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the fund's investment approach. Though we are not sector investors, we closely monitor the fund's sector and industry exposures compared with the benchmark in an effort to avoid unintentional over- or underweightings.

MID-CAPS PERFORMED WELL, BUT LAGGED LARGE-CAPS

  The U.S. stock market surged to record levels during the period under review, rising an impressive 26.3% (as measured by the Standard & Poor's 500 stock index). After a run-up from January through mid-February, market volatility notably increased, as investor sentiment vacillated between two contradictory concerns. With some economic news, investors feared that the economy was growing too quickly, making higher inflation a possibility, while other news caused them to worry that the economy was slowing, putting earnings at risk. In May, investors briefly overcame their fears and sent the market higher, but their concerns quickly reemerged and caused the market to settle into another choppy trading range that culminated in a sharp sell-off in July. However, stock prices rebounded throughout the second half of the period, as investors became more confident that the environment of low inflation, moderate economic growth and healthy corporate earnings would persist. Though small-cap stocks led the market during the first half of the year, the post-July rally was dominated by a handful of large-cap, growth companies.

  During the period, the mid-cap sector of the stock market recorded a total return of 20.9% (as measured by the Russell Midcap index), lagging its larger peers but slightly outperforming small-cap stocks, which rose 19.0% (as measured by the Russell 2000 index). The divergence between the performance of the different stock capitalizations was primarily a reflection of investors "flight to quality" in the uncertain market, with investors favoring large-cap growth companies that were highly liquid.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

ECONOMIC GROWTH REBOUNDED AFTER A WEAK START, THEN MODERATED

  When the period began, lackluster consumer spending, harsh winter weather and the General Motors strike restrained economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated even more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

  The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP slowing to 2.1%, largely due to lackluster consumer spending and a widening U.S. trade deficit. This slowdown proved to be temporary, however, as a wide range of economic reports pointed toward renewed strength from October through December. Fourth-quarter real GDP growth was revised to 3.9% (annualized), reflecting a narrowing trade deficit, rising consumer spending and accelerating manufacturing activity. In January 1997, the economic data suggested that the economy's advance was continuing. Despite firm growth, underlying inflation remained surprisingly mild. For all of 1996, consumer prices rose only 2.9%.

  The U.S. Federal Reserve cut the Federal funds rate by 25 basis points in January 1996, just prior to the start of the period. Though stronger than expected growth shifted investor expectations from further Federal Reserve interest rate cuts to potential tightening, the Fed then left rates unchanged. As of January 31, 1997, the Federal funds rate remained at 5.25%.

PERFORMANCE REVIEW: STRONG OUTPERFORMANCE, LED BY OUR TECHNOLOGY, FINANCIAL AND ENERGY STOCKS

  For the 12-month period ended January 31, 1997, the Goldman Sachs Mid-Cap Equity Fund had a total return of 25.63% based on net asset value, significantly outperforming the 20.90% total return of the fund's benchmark, the Russell Midcap Index. We are also pleased to note that the fund fared very well compared with its peers. For the 12-month period ended January 31, 1997, the fund ranked within the top 20% of the Lipper mid-cap fund category (30th of 157), according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

  The fund's strong results came primarily during the second half of the period, and can be attributed to successful stock selection. The best performing stocks came from a wide range of sectors, with technology, financial and energy-related investments performing particularly well. In addition, the fund benefited from several of its positions in consumer nondurables, a sector that had been underweighted early in the period and subsequently increased.

  The fund's top performers included a number of manufacturers of computer-related components. For example, we took advantage of the slump in technology stocks in early 1996 by establishing a position in TERADYNE, INC., a manufacturer of semiconductor testing equipment, at an extremely inexpensive price. The stock then rebounded much faster than we anticipated in advance of the turnaround of the semiconductor cycle. Other successful holdings in the sector were the best performing initial public offering of 1996, CYMER, INC., a producer of excimer lasers used to etch semiconductors, and SEAGATE TECHNOLOGY, INC., the world's largest independent disk-drive maker. Seagate Technology spent much of the past year

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

integrating its acquisition of Conner Peripherals, Inc., which gave it a dominant market share and made it the most vertically integrated hard disk-drive manufacturer. By the end of the period, we sold the fund's position in Cymer and reduced Teradyne and Seagate Technology as they appreciated and became less undervalued.

  In the financial sector, several of our bank and insurance holdings performed extremely well. Bank stocks included GREENPOINT FINANCIAL CORP., which reported strong demand for its "no-documentation" and "low-documentation" mortgages; REPUBLIC BANK OF NEW YORK CORP., which achieved an earnings improvement due to better than expected revenues and non-interest expense control; and STANDARD FED BANCORPORATION, a Michigan-based thrift that is in the process of being acquired, which we sold after it reached our target price. In the insurance industry, OLD REPUBLIC INTERNATIONAL CORP. enhanced shareholder value in a slow premium growth environment by improving its capital management, which included a stock buyback program; USLIFE CORP. surged amid takeover speculation, and ALLMERICA FINANCIAL CORP. announced a restructuring that would combine its four units.

  The fund also benefited from several of its energy and consumer nondurable investments. TOSCO CORP., an oil refiner and distributor, continued to consolidate its market position through an ambitious acquisition strategy, and LONG ISLAND LIGHTING CO., a New York-based utility, agreed to be acquired by Brooklyn Union Gas Co. at a very attractive price. In the consumer nondurable sector, SUNBEAM CORP., a leading consumer products company, surged due to the aggressive restructuring program initiated by its new CEO; and FRUIT OF THE LOOM, INC. performed well due to increased investor recognition of its ability to improve future cash flow.

DIFFICULT INDUSTRY CONDITIONS IMPACTED SEVERAL HOLDINGS

  Fund holdings that did not fulfill our expectations included several companies that were affected by difficult industry conditions. These included GEON CORP., VISHAY INTERTECHNOLOGY, INC. and STONE CONTAINER CORP., which all suffered when their respective businesses -- chemicals, electronic capacitors, and pulp and paper products -- came under pressure due to increased competition and overcapacity. Another disappointment was CENTRAL MAINE POWER CO., which was impacted by continuing uncertainty in the regulatory environment for electric utilities. We believe that the market has overreacted to the short-term problems facing these companies and the fund continued to hold them as of the end of the period.

NEW INVESTMENTS ADDED DIVERSIFICATION

  After many holdings performed extremely well and were sold upon reaching our price targets, we initiated several new investments that we determined were very undervalued. These included two stocks that were among the fund's 10 largest positions as of the end of the period under review: INTERNATIONAL MULTIFOODS CORP. and UNICOM CORP. International Multifoods Corp., a distributor of specialty foods, has a relatively low valuation, a high degree of operating leverage and new management that is expected to improve profitability, particularly in its vending distribution business. Unicom Corp., an electric utility that operates 12 nuclear units at six sites, generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-term prospects.

  We established a major position in PERRIGO CO., the largest manufacturer of store-brand health and

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

beauty aids, over-the-counter pharmaceuticals and nutritional products. We expect Perrigo to benefit from stricter cost controls as well as its "over-the-counter switch" business, where it produces drugs that are equivalent to brand-name products after the original drug patents expire. These products are a significant new source of revenues because they command higher margins and have higher unit growth. Another new position was IMATION CORP., a spin-off of 3M Co., which manufactures products for data storage, printing and publishing, medical imaging and photography. Imation has a strong balance sheet and is using the cash flow generated by its older businesses to develop new products such as high-capacity disks.

  We significantly increased the fund's existing position in THIOKOL CORP., a defense/aerospace company that has a debt-free balance sheet, trades at a very low earnings multiple and is reducing its dependence on the federal government. As part of this strategy, Thiokol formed a joint venture to manufacture components for commercial aircraft, which will enable it to benefit from an expected upturn in the aircraft cycle.


                                 TOP 10 EQUITY HOLDINGS AS OF JANUARY 31, 1997

COMPANY                                    LINE OF BUSINESS             PERCENTAGE OF TOTAL NET ASSETS
Thiokol Corp.                      Defense/Aerospace                                             3.0%
Shopko Stores, Inc.                Discount Retailer                                             2.5%
Goodyear Tire & Rubber Co.         Tire and Rubber Products                                      2.5%
Republic Bank of New York Corp.    Bank                                                          2.5%
Long Island Lighting Co.           Electric Utilities                                            2.5%
International Multi-foods Corp.    Food Distributor                                              2.4%
Avnet, Inc.                        Electronic Components Distributor                             2.4%
USLife Corporation                 Insurance                                                     2.4%
Unicom Corp.                       Utility                                                       2.4%
Owens-Illinois, Inc.               Packaging                                                     2.4%

OUTLOOK
  As of this writing, we believe the stock market, in general, is somewhat overvalued. Though we still expect the market to achieve positive results in 1997, its returns are unlikely to match the strong returns of 1995 or 1996. Despite the expensive market, the fund's current holdings are attractively valued and we expect them to continue to perform well. We intend to continue to utilize extensive fundamental research to identify attractive, undervalued stocks with solid long-term prospects.


Sincerely,

/s/ Eileen A. Aptman
Eileen A. Aptman
Portfolio Manager


/s/ Ronald E. Gutfleish
Ronald E. Gutfleish
Portfolio Manager

U.S. Active Equity Value
March 3, 1997

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

The following graph shows the value, as of January 31, 1997, of a $1,000,000 investment made on the inception date of the Fund. For comparative purposes, the performance of the Fund's benchmark (the Russell Midcap Index ("Russell Midcap")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.


                            (dollars in thousands)


                          [LINE GRAPH APPEARS HERE]


                              GS MIDCAP    RUSSELL MIDCAP

             8/1/95             $1,000         $1,000
            1/31/96             $1,069         $1,094
            1/31/97             $1,344         $1,523





                  Average Annual Total Return
              -----------------------------------
                      One Year      Since Inception
                                          (a)
              -----------------------------------
Institutional            25.63%          21.65%
 Shares



(a)  Institutional shares commenced operations on August 1, 1995.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS
January 31, 1997

Shares                     Description              Value
-------------------------------------------------------------
Common Stocks--96.5%
Airlines--2.0%
102,400           Continental Airlines,           $ 2,867,200
                  Inc.*
-------------------------------------------------------------
APPLIANCE MANUFACTURER--1.8%
95,300            Sunbeam Corp., Inc.               2,644,575
-------------------------------------------------------------
AUTO--ORIGINAL EQUIPMENT MANUFACTURER--0.7%
48,500            Exide Corp.                       1,091,250
-------------------------------------------------------------
BANKS--4.1%
27,600            Greenpoint Financial Corp.        1,504,200
40,700            Republic Bank of New York         3,607,038
                  Corp.
14,800            Unionbancal Corp.                   791,800
                                                    5,903,038
-------------------------------------------------------------
CHEMICALS--COMMODITY--1.2%
94,600            Geon Co.                          1,773,750
-------------------------------------------------------------
COMPUTERS AND PERIPHERALS--3.2%
124,300           Decisionone Corp.                 2,175,250
48,000            Seagate Technology, Inc.*         2,472,000
                                                    4,647,250
-------------------------------------------------------------
CONSUMER STAPLES--1.8%
56,135            Block Drug Company, Inc.          2,638,345
-------------------------------------------------------------
DEFENSE--3.0%
76,600            Thiokol Corp.                     4,289,600
DEPARTMENT STORES--2.5%
228,000           Shopko Stores, Inc.               3,619,500
-------------------------------------------------------------
ELECTRIC UTILITIES--8.6%
242,100           Central Maine Power Co.           2,693,362
38,500            CMS Energy Corp.                  1,289,750
158,100           Long Island Lighting Co.          3,596,775
147,500           Niagara Mohawk Power              1,493,437
                  Corp.*
145,900           Unicom Corp.                      3,446,888
                                                   12,520,212
-------------------------------------------------------------
FOOD--4.1%
161,900           Chiquita Brands                   2,367,788
                  International, Inc.
197,000           International Multifoods          3,546,000
                  Corp.
                                                    5,913,788
-------------------------------------------------------------
FOREST PRODUCTS--2.7%
31,000            Georgia-Pacific Corp.             2,282,375
130,000           Stone Container Corp.             1,755,000
                                                    4,037,375
-------------------------------------------------------------
HEALTHCARE MANAGEMENT--4.8%
57,800            Health Systems                    1,495,575
                  International, Inc.*
104,900           Horizon CMS Healthcare            1,442,375
                  Corp.
126,400           Tenet Healthcare Corp.*           3,412,800
33,000            Trigon Healthcare Inc.              585,750
                                                    6,936,500
-------------------------------------------------------------
HOME BUILDERS--3.1%
46,000            Centex Corp.                      1,794,000
104,600           Lennar Corp.                      2,784,975
                                                    4,578,975
-------------------------------------------------------------
INSURANCE--LIFE--3.8%
36,900            Reliastar Financial Corp.         2,047,950
84,700            US Life Corp.                     3,472,700
                                                    5,520,650
-------------------------------------------------------------

Shares                    Description            Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSURANCE--PROPERTY AND CASUALTY--3.8%
90,100             Allmerica Financial Group      $ 3,299,912
84,300             American States Financial        2,223,413
                   Corp.*
                                                    5,523,325
-------------------------------------------------------------
INSURANCE BROKERS--1.5%
80,900             Old Republic                     2,174,187
                   International
                   Corp.
-------------------------------------------------------------
INVESTMENT BROKERS AND MANAGERS--1.0%
44,300             Lehman Brothers Holdings,        1,400,987
                   Inc.
-------------------------------------------------------------
LOGISTICS/TRUCKING--1.9%
106,800            Consolidated Freightways,        2,710,050
                   Inc.
-------------------------------------------------------------
LEISURE--2.1%
115,300            Royal Caribbean Cruise           3,041,038
                   Lines
-------------------------------------------------------------
MACHINERY--0.9%
22,400             Tecumseh Products, Inc.          1,293,600

MEDIA--1.2%
 76,200            Carmike Cinemas                  1,809,750
-------------------------------------------------------------
MEDICAL--2.5%
     68,800        Owens and Minor, Inc.              705,200
     272,700            Perrigo Co.                 2,897,438
                                                    3,602,638
-------------------------------------------------------------
OIL REFINING AND MARKETING--5.5%
59,400             Ashland Inc.                     2,561,625
34,600             Tosco Corp.                      3,062,100
71,700             Valero Energy Corp.              2,419,875
                                                    8,043,600
-------------------------------------------------------------
PACKAGING--2.4%
144,000            Owens-Illinois Inc.*             3,420,000
-------------------------------------------------------------
RECREATIONAL PRODUCTS--1.7%
149,300            Outboard Marine Corp.            2,482,112

RESTAURANTS--1.8%
369,800            Darden Restaurants               2,681,050
-------------------------------------------------------------
SEMICONDUCTORS AND ELECTRONICS--7.8%
56,600             Avnet, Inc.                      3,502,125
98,000             Imation Corp.                    2,854,250
69,200             Silicon Valley Group,            1,859,750
                   Inc.*
124,250            Vishay Intertechnology,          2,997,531
                   Inc.*
                                                   11,213,656
-------------------------------------------------------------
SOFTWARE--1.4%
62,900             Autodesk, Inc.                   1,989,213
-------------------------------------------------------------
STEEL--1.8%
63,600             AK Steel Holding Corp.           2,559,900
-------------------------------------------------------------
                   SUPERMARKETS--1.9%
168,800            Fleming Companies, Inc.          2,721,900
                   TECHNOLOGY CAPITAL GOODS--1.9%
91,700             Teradyne, Inc.*                  2,831,238
-------------------------------------------------------------
TEXTILES--4.1%
141,100            Angelica Corp.                   2,698,537
82,300             Fruit of the Loom, Inc.*         3,302,287
                                                    6,000,824
-------------------------------------------------------------
                   TIRE AND OTHER RELATED
                   RUBBER PRODUCTS--2.5%
66,200             Goodyear Tire & Rubber Co.       3,607,900
-------------------------------------------------------------
TOBACCO--1.4%
67,000             Universal Corp.                  2,077,000
-------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $118,250,113)        $  140,165,976
-------------------------------------------------------------

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)
January 31, 1997


Principal Amount
                                    Interest Rate     Maturity Date        Value
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT--2.8%
Joint Repurchase Agreement Account
$4,100,000                                    5.63%          02/03/97  $  4,100,000
-----------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
(Cost $4,100,000)                                                      $  4,100,000
TOTAL INVESTMENTS (COST $122,350,113)**                                $144,265,976
-----------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in which value exceeds cost
                                                                       $ 27,053,378
 Gross unrealized loss for investments in which cost exceeds value
                                                                         (5,196,819)
-----------------------------------------------------------------------------------
 Net unrealized gain                                                   $ 21,856,559
-----------------------------------------------------------------------------------

*   Non-income producing security.
**  The aggregate cost for federal income tax purposes is $122,409,417.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
January 31, 1997


ASSETS:
Investment in securities, at value (identified cost               $144,265,976
 $122,350,113)
Cash                                                                    31,121
Receivables:
    Fund shares sold                                                    87,576
    Investment securities sold                                       4,552,534
    Dividends and interest                                              56,999
Deferred organization expenses, net                                     60,056
Other assets                                                            10,218

TOTAL ASSETS                                                       149,064,480

LIABILITIES:
Payables:
    Investment securities purchased                                  3,687,585
    Investment advisory fees                                            71,762
    Administration fees                                                 18,370
    Transfer agent fees                                                  4,807
Accrued expenses and other liabilities                                  28,626

TOTAL LIABILITIES                                                    3,811,150

NET ASSETS:
Paid-in capital                                                    115,859,949
Distributions in excess of net investment income                       (25,142)
Accumulated undistributed net realized gain on investment and        7,502,660
 option transactions
Net unrealized gain on investments                                  21,915,863

NET ASSETS                                                        $145,253,330

Total shares of beneficial interest outstanding, $.001 par           7,755,774
 value (50,000,000 shares authorized)
Net asset value, offering and redemption price per share (net           $18.73
 assets/shares outstanding)


The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended January 31, 1997

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                 $ 2,631,906
Interest                                      188,358
TOTAL INCOME                                2,820,264
-----------------------------------------------------
EXPENSES:
Investment adviser fees                       771,956
Administration fees                           192,989
Professional fees                              68,906
Transfer agent fees                            51,464
Custodian fees                                 29,506
Amortization of deferred organization          17,213
 expenses
Directors' fees                                 2,234
Other                                          31,778
-----------------------------------------------------
TOTAL EXPENSES                             $1,166,046
Less Expenses reimbursable by Goldman         (72,441)
 Sachs

NET EXPENSES                                1,093,605
NET INVESTMENT INCOME                       1,726,659
-----------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENT AND OPTION TRANSACTIONS:
Net realized gain on investment            13,627,039
 transactions
Net realized gain on options written           40,466
Net change in unrealized gain on           14,749,074
 investments
-----------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON        28,416,579
 INVESTMENT AND OPTION TRANSACTIONS
-----------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING      $30,143,238
 FROM OPERATIONS
-----------------------------------------------------



The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding throughout Each Period


--------------------------------------------------------------------------------


                                                    FOR THE                                 FOR THE
                                                  YEAR ENDED                              PERIOD ENDED
                                               JANUARY 31, 1997                       JANUARY 31, 1996 (A)
                                        ----------------------------             ---------------------------
FROM OPERATIONS:
Net investment income                                   $  1,726,659                            $  1,088,855
Net realized gain on investment                           13,627,039                                 547,655
 transactions
Net realized gain (loss) on options                           40,466                                 (83,442)
 written
Net change in unrealized gain on                          14,749,074                               7,166,789
 investments
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                            30,143,238                              8,719,857
------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                (1,837,675)                               (986,293)
In excess of net investment income                           (25,142)                                    ---
From net realized gains                                   (6,629,058)                                    ---
Total distributions to shareholders                       (8,491,875)                               (986,293)
------------------------------------------------------------------------------------------------------------

FROM SHARE TRANSACTIONS:                  SHARES                                   SHARES
------------------------------------------------------------------------------------------------------------
Proceeds from sales of shares                227,071       3,933,239               9,029,858     135,730,361
Reinvestment of dividends and                483,747       8,489,760                  64,045         986,293
 distributions
Cost of shares repurchased                (1,480,859)    (24,491,993)               (568,088)     (8,779,257)
Net increase (decrease) in net assets
 resulting from share transactions          (770,041)    (12,068,994)              8,525,815     127,937,397

------------------------------------------------------------------------------------------------------------
TOTAL INCREASE                                             9,582,369                             135,670,961
NET ASSETS:
Beginning of period                                      135,670,961                                     ---
End of period                                           $145,253,330                            $135,670,961
------------------------------------------------------------------------------------------------------------
Accumulated undistributed
 (distributions in excess of) net                       $    (25,142)                           $    102,562
 investment income
------------------------------------------------------------------------------------------------------------

(a) For the period from August 1, 1995 (commencement of operations) to January 31, 1996.


The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                     FOR THE                    FOR THE
                                                                    YEAR ENDED                PERIOD ENDED
                                                                 JANUARY 31, 1997          JANUARY 31, 1996 (a)
                                                        ------------------------------------------------------
Net asset value, beginning of period                          $      15.91                     $      15.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                0.24                             0.13
Net realized and unrealized gain on investments                       3.77                             0.90
 and options
------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                        4.01                             1.03
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                (0.24)                           (0.12)
------------------------------------------------------------------------------------------------------------
In excess of net investment income                                   (0.02)                              --
Net realized gain on investments and option                          (0.93)                              --
 transactions
------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                  (1.19)                           (0.12)
------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                       2.82                             0.91
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $      18.73                     $      15.91
Total return /(b)/                                                   25.63%                            6.89% /(d)/
Portfolio turnover rate                                              74.03%                           58.77% /(d)/
Average commission rate /(e)/                                 $     0.0547                               --
Net assets at end of period                                   $145,253,330                     $135,670,961
Ratio of net expenses to average net assets /(c)/                     0.85%                            0.85%
Ratio of net investment income to average net assets /(c)/            1.35%                            1.67%
Ratios assuming no expense limitations:
      Ratio of expenses to average net assets /(c)/                   0.91%                            0.98%
      Ratio of net investment income to average net assets /(c)/      1.29%                            1.54%
------------------------------------------------------------------------------------------------------------

/(a)/ For the period from August 1, 1995 (commencement of operations) to January
     31, 1996.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/  Annualized.
/(d)/  Not annualized.
/(e)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
January 31, 1997

--------------------------------------------------------------------------------
1.  ORGANIZATION

Goldman Sachs Mid-Cap Equity Fund ("the Fund") is a separate diversified portfolio of Goldman SachsEquity Portfolios, Inc. (the "Company"). The Company consists of eight funds and is a Marylandcorporation registered under the Investment Company Act of 1940, as amended, as an open-end,management investment company. The Fund offers two classes of shares - Institutional shares andService shares. No Service shares were outstanding as of January 31, 1997.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significantaccounting policies consistently followed by the Fund. The preparation of financial statements inconformity with generally accepted accounting principles requires management to make estimatesand assumptions that may affect the reported amounts.

A.  Investment Valuation
--  --------------------

Investments in securities traded on a U.S. or foreignsecurities exchange or the NASDAQ system are valued daily at their last sale or closing price on theprincipal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on aU.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, andsecurities traded on a foreign exchange will be valued at the official bid price. Unlisted equity anddebt securities for which market quotations are available are valued at the mean between the mostrecent bid and asked prices. Debt securities are valued at prices supplied by an independent pricingservice, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-termdebt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, andother securities for which quotations are not readily available, are valued at fair value using methodsapproved by the Board of Directors of the Company.

B.  Securities Transactions and Investment Income
--  ---------------------------------------------

Securities transactions are recorded on the tradedate. Realized gains and losses on sales of investments are calculated on the identified-costbasis. Dividend income is recorded on the ex-dividend date. Dividends for which the Fund hasthe choice to receive either cash or stock are recognized as investment income in an amountequal to the cash dividend. This amount is also used as an estimate of the fair value of the stockreceived. Interest income is determined on a basis of interest accrued, premium amortized anddiscount earned.

C.  Federal Taxes
--  -------------

It is the Fund's policy to comply with the requirements of the Internal Revenue Codeapplicable to regulated investment companies and to distribute substantially all of its investmentcompany taxable income and capital gains to its shareholders. Accordingly, no federal tax provisionis required. The characterization of distributions to shareholders for financial reporting purposes isdetermined in accordance with income tax rules. Therefore, the source of a portfolio's distributionsmay be shown in the accompanying financial statements as either from or in excess of netinvestment income or net realized gain on investment transactions, or from capital, dependingon the type of book/tax differences that may exist.

D.  Deferred Organization Expenses
--  ------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

E.  Expenses
--  --------

Expenses incurred by the Company which do notspecifically relate to an individual fund of the Company are allocated to the funds based on eachfund's relative average net assets for the period.

F.  Option Accounting Principles
--  ----------------------------

When the Fund writes call or put options, an amount equal to the premium received is recordedas an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires onits stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes again or loss without regard to any unrealized gain or loss on the underlying security, and the liabilityrelated to such option is extinguished. When a written call option is exercised, the Fund realizes again or loss from the sale of the underlying security, and the proceeds of the sale are increasedby the premium originally received. When a written put option is exercised, the amount of thepremium originally received will reduce the cost of the security which the Fund purchases uponexercise. There is a risk of loss from a change in value of such options which may exceed the relatedpremiums received.

  Upon the purchase of a call option or aprotective put option by the Fund, the premium paid is recorded as an investment and subsequentlymarked-to-market to reflect the current market value of the option. If an option which the Fundhas purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount ofthe cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gainor loss, depending on whether the sale proceeds from the closing sale transaction are greater or lessthan the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gainor loss from the sale of the underlying security, and the proceeds from such sale will be decreased bythe premium originally paid. If the Fund exercises a purchased call option, the cost of the securitywhich the Fund purchases upon exercise will be increased by the premium originally paid.

G.  Futures Contracts
--  -----------------

The Fund may enter into financial futures contracts for hedging purposes or to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cashor securities equal to the minimum "initial margin" requirement of the futures exchange on which thecontract is traded. Subsequent payments ("variation margin") are made or received by theFund each day, dependent on the daily fluctuations in the value of the underlying index, and arerecorded for financial reporting purposes as unrealized gains or losses by the Fund. Whenentering into a closing transaction, for book purposes, the Fund will realize a gain or loss equalto the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflectthe fair market value of the contract, in which case the position will be valued using methods approvedby the Board of Directors of the Company.

  Certain risks may arise upon entering intofutures contracts. The predominant risk is that the changes in the value of the futures contract may notdirectly correlate with changes in the value of the underlying securities. This risk may decrease theeffectiveness of the Fund's hedging strategies and may also result in a loss to the Fund.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

3.  AGREEMENTS

Goldman Sachs Asset Management ("GSAM"), aseparate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as the Fund'sinvestment adviser pursuant to an Investment Advisory Agreement. Under the InvestmentAdvisory Agreement, GSAM, subject to the general supervision of the Company's Board of Directors,manages the Fund's portfolio. As compensation for the services rendered under the AdvisoryAgreement and the assumption of the expenses related thereto, GSAM is entitled to a fee,computed daily and payable monthly, at an annual rate equal to .60% of the Fund's average daily netassets.

  GSAM also acts as the Fund's administratorpursuant to an Administration Agreement. Under the Administration Agreement, GSAM administersthe Fund's business affairs, including providing facilities. As compensation for the servicesrendered pursuant to the Administration Agreement, the Fund pays GSAM a fee, computeddaily and payable monthly, at an annual rate equal to .15% of the Fund's average daily net assets.

  Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" (excludingadvisory, administration, service plan and transfer agent fees and litigation, indemnification, taxes,interest, brokerage commissions and extraordinary expenses) until further notice to the extent suchexpenses exceed
 .06% of the average daily net assets of the Fund. For the year ended January 31,1997, these expense reimbursements amounted to $72,441 and Goldman Sachs owed the Fund $8,717at year end.

  Goldman Sachs serves as the Distributor ofshares of the Fund pursuant to a distribution agreement and receives no fee. Goldman Sachsalso serves as the Transfer Agent of the Fund for a fee.

4.  LINE OF CREDIT FACILITY

The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of creditfacility. In addition, the Fund participates in a $50,000,000 committed, unsecured revolving lineof credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, the Fund must own securities having a market value inexcess of 300% of the total bank borrowings. The interest rate on the borrowings is based on theFederal Funds rate. The committed facility also requires a fee to be paid based on the amount of thecommitment which has not been utilized. During the year ended January 31, 1997, the Fund did nothave any borrowings under these facilities.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and proceeds of sales or maturities ofsecurities (excluding short-term investments and options) for the year ended January 31, 1997 were$92,601,511 and $112,186,001, respectively.

 For the year ended January 31, 1997, optiontransactions in the Fund were as follows:


Put Options written     Contracts   Premium Received
----------------------------------------------------
Balance outstanding,
beginning of period         --      $             --
Options written               240             40,466
Options expired              (240)           (40,466)
----------------------------------------------------
Balance outstanding,
end of period                  --           $      0
----------------------------------------------------


  Certain risks arise related to written call or put options from the possible inability of counterpartiesto meet terms of their contracts.

  For the year ended January 31, 1997, GoldmanSachs earned approximately $22,000 of brokerage commissions from portfolio transactions executedon behalf of the Fund.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

6.  REPURCHASE AGREEMENTS

During the term of a repurchase agreement, thevalue of the underlying securities, including accrued interest, is required to equal or exceed thevalue of the repurchase agreement. The underlying securities for all repurchase agreements are held insafekeeping at the Fund's custodian.

7.  JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having advisory agreements withGSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which isinvested in one or more repurchase agreements. The underlying securities for the repurchaseagreements are U.S. Treasury obligations. At January 31, 1997, the Fund had an undividedinterest in the repurchase agreements in the following joint account which equaled $4,100,000in principal amount. At January 31, 1997, the repurchase agreements held in this joint account,along with the corresponding underlying securities (including the type of security, market value,interest rate and maturity date) were as follows:


Principal                                    Interest   Maturity    Amortized
Amount                                         Rate       Date         Cost
--------------------------------------------------------------------------------
Bear Stearns Securities, dated 01/31/97, repurchase price
$800,375,333 (GNMA: $26,604,837, 7.50%, 10/15/26; FNMA:
$720,411,516, 5.50% - 8.00%, 02/01/09 -09/01/26; FHLMC:
77,372,676, 6.0% -$ 8.0%, 04/01/98 - 07/01/26)
$800,000,000                                     5.63%  02/03/97  $  800,000,000

Nomura Securities, dated 01/31/97, repurchase price
$100,047,083 (GNMA: $102,007,864, 5.5% - 10.25%
01/15/20 - 01/20/27)
  100,000,000                                    5.65   02/03/97     100,000,000

Lehman Government Securities, dated 01/31/97, repurchase
price $201,894,173 (U.S. Treasury Notes: $191,656,654,
6.375%, 01/15/00-08/15/02; U.S. Treasury Stripped
Securities: $14,095,535 05/15/02 - 11/15/03)
  201,800,000                                    5.60   02/03/97     201,800,000

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                          $1,101,800,000
--------------------------------------------------------------------------------

8.  CERTAIN RECLASSIFICATIONS

In accordance with Statement of Position 93-2, theMid-Cap Equity Fund has reclassified $8,454 from paid-in capital to distributions in excess of netinvestment income. These reclassifications have no impact on the net asset value of the Fund and isdesigned to present the Fund's capital accounts on a tax basis.

9.  OTHER MATTERS

As of January 31, 1997, The Goldman, Sachs & Co. Employees Profit Sharing and Retirement IncomePlan was the beneficial owner of approximately 98% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of GoldmanSachs Mid-Cap Equity Fund:

  We have audited the accompanying statement ofassets and liabilities of Goldman Sachs Mid-Cap Equity Fund, one of the portfolios constituting Goldman Sachs Equity Portfolios, Inc., including the statement of investments, as of January 31, 1997, and the relatedstatement of operations and the statement of changes in net assets and the financial highlights for the periodspresented. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlightsbased on our audits.

  We conducted our audits in accordance withgenerally accepted auditing standards. Those standards require that we plan and perform the audit to obtainreasonable assurance about whether the financial statements and the financial highlights are free ofmaterial misstatement. An audit includes examining, on a test basis, evidence supporting the amounts anddisclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accountingprinciples used and significant estimates made by management, as well as evaluating the overall financialstatement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in allmaterial respects, the financial position of Goldman Sachs Mid-Cap Equity Fund as of January 31, 1997, theresults of its operations and the changes in its net assets and the financial highlights for the periods presented, inconformity with generally accepted accounting principles.



                                                             ARTHUR ANDERSEN LLP
Boston, Massachusetts
March 15, 1997

Goldman Sachs
1 New York Plaza
New York, NY  10004



DIRECTORS
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



GOLDMAN SACHS
Investment Adviser, Administrator,
Distributor and Transfer Agent

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

           The U.S. equity market rewarded investors with excellent returns once again in the 12-month period ended January 31, 1997. Most European markets achieved significant gains as well, with several outpacing the U.S., while the performance of Asian markets varied widely. We are pleased to report that most of the Goldman Sachs equity funds performed very well in this generally favorable global equity environment.

U.S. Stocks Continued to Climb Amid Heightened Volatility

           The U.S. stock market surged to record levels during the period under review, rising an impressive 26.3% (as measured by the Standard & Poor's 500 stock index). During 1996, the market advanced in a "staircase" pattern, where notable gains are achieved within a relatively short time and are followed by a period of choppy trading. For example, after a run-up from January through mid-February, market volatility notably increased, as investor sentiment vacillated between two contradictory concerns. With some economic news, investors feared that the economy was growing too quickly, making higher inflation a possibility, while other news caused them to worry that the economy was slowing, putting earnings at risk. In May, investors briefly overcame their fears and sent the market higher, but their concerns quickly re-emerged and caused the market to settle into another choppy trading range that culminated in a sharp sell-off in July.

           By August, sentiment significantly improved when data indicated that earnings growth was more resilient than generally expected and inflation remained under control. Thus reassured, investors propelled stocks to record highs during the second half of the period, with the Dow Jones Industrial Average crossing the 6000 mark for the first time by mid-October. The ascent continued through the end of the period, with the Dow climbing to 7000 by mid-February 1997.

           Though small-cap stocks led the market during the first half of the year, the post-July rally was dominated by large-cap, growth companies. Furthermore, the rally was very narrowly focused, with a handful of large-cap stocks (primarily in the technology, finance and pharmaceutical sectors) contributing substantially to the S&P 500 index's performance for the period.

After a Weak Start, Economic Growth Rebounded, Then Moderated

           When the period began, lackluster consumer spending and the General Motors strike restrained economic growth, but the economy still advanced faster than expected, with first-quarter real GDP growth of 2.0% (annualized). Momentum accelerated even more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter real GDP rose a robust 4.7% (annualized), its highest rate in two years.

           The economy's torrid growth cooled markedly during the third quarter with an annualized real GDP growth of 2.1%, largely due to lackluster consumer spending and a widening U.S. trade deficit. This slowdown proved to be temporary, however, as the economy strengthened from October through December. Fourth-quarter real GDP


--------------------------------------------------------------------------------
Table of Contents
Introduction/Market Overview.............................................    1
Goldman Sachs Balanced Fund..............................................    4
Goldman Sachs Select Equity Fund.........................................   14
Goldman Sachs Growth and Income Fund.....................................   22
Goldman Sachs Capital Growth Fund........................................   28
Goldman Sachs Small Cap Equity Fund......................................   34
Goldman Sachs International Equity Fund..................................   40
Goldman Sachs Asia Growth Fund...........................................   48
Financial Statements.....................................................   56
Notes to Financial Statements............................................   64
Financial Highlights.....................................................   74
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)

growth was revised to 3.9% (annualized), reflecting a narrowing trade deficit, rising consumer spending and accelerating manufacturing activity. Despite firm growth, underlying inflation remained surprisingly mild. For all of 1996, consumer prices rose only 2.9%. In January 1997, most indicators suggested that the economy would continue to advance.

           The U.S. Federal Reserve cut the Federal funds rate by 25 basis points in January 1996, just prior to the start of the period, in response to generally poor year-end economic conditions. Though stronger than expected growth shifted investor expectations from further Federal Reserve interest rate cuts to potential tightening, the Fed then left rates unchanged. As of January 31, 1997, the Federal funds rate remained at 5.25%.

The Dollar Resumed Its Climb Against the Yen and the Mark Following a Brief July Slide

           During the period under review, the dollar continued to strengthen, rising to a 47-month high against the yen and a 31-month high against the mark. Though the dollar declined briefly in July along with the U.S. stock market, it quickly rebounded in August and continued to rally through the end of the period. The dollar's climb was reflective of several developments, including the relative strength of the U.S. economy, reductions in the budget deficit and controlled inflation. Despite the run-up, Goldman Sachs' economists do not expect a major impact on U.S. growth in 1997, nor do they anticipate a major decrease in exports, as the dollar's effect on U.S. trade flows is relatively small and stretched out over time. Furthermore, domestic demand in Canada and Mexico, which together accounted for nearly one-third of U.S. exports in 1996, is expected to rise.

The International Market Environment: European Equities Performed Well, Japan Declined Sharply and Asian Markets Were Mixed Amid Increased Volatility

           During the period under review, most global economies experienced modest growth, but long-awaited recoveries in Europe and Japan fell short of expectations. In Europe, several major economies, such as Germany and France, continued to be plagued by weaker than expected manufacturing activity and record-high unemployment, while others, such as the U.K., clearly accelerated. In contrast to the mixed economic conditions, most European equity markets performed very well, buoyed by healthy corporate profits. Though the Japanese economy strengthened, equities declined due to concerns regarding the sustainability of earnings growth as well as fears that the newly elected government would delay deregulation. In January 1997, the already weak Japanese market sold off sharply when the government announced an austerity program that was expected to curb growth. In other Asian countries, key elections heightened political uncertainty throughout the region and a marked slowdown in economic growth increased volatility.

Outlook in the U.S.: Economic Growth Is Expected to Continue to Strengthen

           Goldman Sachs' economists expect first-quarter real GDP growth to slow to just under 2.0% (annualized) due to a widening trade deficit. However, this slowdown should not be interpreted as any change in economic fundamentals, as underlying demand remains firm and consumer confidence, income and employment trends continue to support consumer spending. The favorable economic environment of moderate growth and low inflation appears likely to persist in the near term, which could translate to a seventh year of profit growth for U.S. corporations in 1997 and another good year for U.S. equities, though not likely as strong as last year. As always, equity performance can be affected by changes in the economic environment, such as higher than expected inflation, which could lead to a Fed tightening by midyear, or an unforeseen faltering of economic growth.

           After the outstanding performance of the past two years, it is important to maintain realistic expectations from your equity investments. As increased volatility during 1996 demonstrated, equities can go down as well as up. Over the long run, however, stocks have historically outperformed other asset classes, rewarding investors committed to a long-term investment horizon.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A Major Addition to Our Active Equity Management Team

     We are pleased to announce that we have recently acquired Liberty Investment Management, a Tampa, Florida-based investment advisory firm with an impressive 16-year track record. Liberty's Chief Investment Officer, Herbert Ehlers, and his portfolio management team have assumed primary responsibility for the Goldman Sachs Capital Growth Fund, which they will manage using a "growth at a reasonable price" investment style. The Liberty group adds both breadth and depth to the Goldman Sachs U.S. Active Equity team, and we look forward to working with them.

     In conclusion, thank you for making the Goldman Sachs equity funds part of your long-term financial plan.

Sincerely,

/s/ David B. Ford                      /s/ John P. McNulty

David B. Ford                          John P. McNulty
Co-Head,                               Co-Head,
Goldman Sachs                          Goldman Sachs
Asset Management                       Asset Management

March 3, 1997

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

           The Goldman Sachs Balanced Fund seeks to provide investors with a combination of long-term growth of capital and current income by investing in a diversified portfolio that includes both equity and fixed income securities. Under normal market conditions, the fund is expected to maintain an asset mix of 45% to 65% in equity securities, with the remainder (at a minimum 25%) in fixed income securities. The fund's portfolio management team will review the fund's asset mix on a regular basis and adjust it to reflect changes in the economic environment.

           Stocks are selected using a value style, identifying those judged to be inexpensive relative to their expected long-term earnings and ability to pay dividends. We also consider the degree to which a company's management is committed to increasing value for shareholders.

           In the fixed income portion of the portfolio, we actively manage the portfolio within a risk-controlled framework. We seek to minimize interest rate risk relative to the portfolio's benchmark, and focus on seeking to add value through sector selection, security selection and yield curve strategies.

Performance Review: Equity, Fixed Income and Asset Allocation Contributed to Strong Results


                                   Fund Total Return
                                     (based on net     Benchmark
                                     asset value)    Total Return+
                                     ------------    -------------
 Class A (1/31/96 - 1/31/97)*           18.59%          15.51%
 Class B (5/1/96 - 1/31/97)*            16.22%          14.99%


* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

+ The benchmark is a combination of the S&P 500 stock index (weighted at 55%) and the Lehman Brothers Aggregate Bond Index (weighted at 45%).

           We are pleased to report that during the period under review, the fund's Class A and Class B shares outperformed the benchmark. In addition, the fund's Class A shares ranked within the top 15% of the Lipper balanced fund category (35th of 281) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked because they did not exist during the full year.)

           The equity and fixed income portions of the fund both performed favorably, with equity investments contributing most to fund results. In addition, our asset allocation decisions also benefited performance. During the spring of 1996, we reduced the fund's equity weightings in favor of fixed income investments, which worked in its favor when equities fell sharply in July. In October, we increased the fund's equity weighting, just prior to a significant rally in the stock market. As of January 31, 1997, the fund's asset mix based on net assets was 54% in equities, 42% in fixed income and the remainder in cash equivalents.

Best Performing Equity Investments Included Technology, Finance and Energy
Stocks

           The fund's best performing stocks came from a wide range of industries, particularly technology, finance and energy. Technology holdings that performed well included Intel Corp., the dominant microprocessor manufacturer, which we sold after it climbed sharply due to stronger than expected personal computer sales and reached our target price, and Avnet, Inc., the second largest distributor of semiconductors and other electronic components. In the financial sector, BankAmerica Corp. increased its focus on aggressive capital management, and NationsBank Corp. began to realize the benefits of cost cuts. Top-performing energy-related investments were Tosco Corp., an oil refiner and distributor, which continued its ambitious acquisition strategy, and Texaco Inc., which benefited from higher petroleum prices and a successful restructuring program. Disappointing performers included three companies that suffered from

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
overcapacity in their respective industries: Georgia-Pacific Corp. and Stone Container Corp., both manufacturers of paper products, and Geon Corp., a manufacturer of polyvinyl chloride.

           One of the fund's new investments was Unicom Corp., an electric utility that operates 12 nuclear units at six sites. Unicom generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-term prospects. During the period, we sold several stocks after they appreciated and reached our price targets, including Anheuser-Busch Co., Inc., the world's largest brewer, and Greenpoint Financial Corp., a New York-based thrift.


 Top 10 Equity Holdings as of January 31, 1997

                                                      Percentage of
                                                          Total
 Company                         Line of Business       Net Assets
 Aetna Inc.                      Healthcare                1.9%
                                   Management
 Tenet Healthcare Corp.          Hospitals                 1.9%
 Cigna Corp.                     Insurance                 1.7%
 Lear Corp.                      Autoparts/Original        1.7%
                                   Equipment
 Brunswick Corp.                 Pleasure                  1.7%
                                   Boats/Marine
                                   Engines
 Goodyear Tire & Rubber Co.      Tire and Rubber           1.6%
                                   Products
 Dean Witter Discover & Co.      Financial Services        1.6%
 Avnet, Inc.                     Electronic                1.5%
                                   Components
                                   Distributor
 Philip Morris Companies,        Tobacco and Food          1.5%
   Inc.                            Products
 Owens-Illinois, Inc.            Packaging                 1.5%


Corporate and Emerging Market Debt Sectors Led the Fund's Fixed Income
Performance

           The fixed income sectors that contributed most to the fund's performance were its corporate bond holdings and emerging market debt securities. Corporate bonds benefited when many companies reported positive earnings growth throughout the period. Emerging market debt was one of the fund's smaller allocations during the year but performed extremely well due to positive emerging country credit trends and supportive cash flows resulting from global investors' persistent search for incremental yield. In addition, the fund's investments in the mortgage and asset-backed sectors also performed well, reflecting healthy investor demand.

           The fund's largest fixed income allocation was mortgage-backed securities (MBS), which accounted for a 12.9% position in terms of total net assets, up from 10.0% a year ago. The MBS sector fared particularly well during the first half of the period, when interest rates rose and prepayment fears abated. We gradually trimmed the fund's exposure in the corporate bond sector to 9.8%, down from 13.2% a year ago, as it became more fully valued. The fund's asset-backed securities (ABS) weighting was 4.8%, and they continued to offer incremental yield over similar duration Treasuries. U.S. Treasuries, with an 8.5% allocation, were used together with futures to manage the fund's interest rate risk. Finally, 3.3% of the fund was invested in emerging market debt, where we stressed higher credit, short-duration bonds, and 0.7% was invested in government agency securities.

Outlook

           We believe that, overall, the stock market is moderately overvalued and is therefore unlikely to match the strong return it achieved in 1996. However, it is important to note that even after last year's rally, the fund's equity holdings continue to be attractively valued. We expect that our emphasis on using extensive fundamental research to identify stocks selling below their

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)


--------------------------------------------------------------------------------
intrinsic value will continue to serve us well in 1997's potentially more challenging stock market environment.

           We have a relatively cautious view of the fixed income markets in the coming months due to a possible tightening by the Federal Reserve later in the year, which would impact the prices of fixed income securities. In the MBS market, the pace of mortgage prepayments remains stable, and we continue to identify specific securities that present attractive investment opportunities. We have a moderately optimistic view for the corporate sector, where we will continue to emphasize short-duration bonds that offer attractive incremental yield over Treasuries. Finally, we believe ABS still offer attractive value relative to other similarly rated securities, and we expect new supply to continue to be met with enthusiastic demand.

           Going forward, we will continue to actively allocate the portfolio's asset mix between the equity and fixed income sectors to take advantage of changing market conditions throughout the coming year.


/s/ Ronald E. Gutfleish                             /s/ Jonathan A. Beinner

Ronald E. Gutfleish                                 Jonathan A. Beinner
Senior Portfolio Manager,                           Co-Head,
U.S. Active Equity Value                            U.S. Fixed Income

/s/ G. Lee Anderson                                 /s/ c. Richard Lucy

G. Lee Anderson                                     C. Richard Lucy
Portfolio Manager,                                  Co-Head,
U.S. Active Equity Value                            U.S. Fixed Income

/s/ Eileen A. Aptman                                /s/ Richard H. Buckholz

Eileen A. Aptman                                    Richard H. Buckholz
Portfolio Manager,                                  Portfolio Manager,
U.S. Active Equity Value                            U.S. Fixed Income

March 3, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 index ("S&P 500") and the Lehman Brothers Aggregate Bond Index (LBABI)) are shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                          [LINE GRAPH APPEARS HERE]

           GS Balanced        GS Balanced
             Class A            Class A
         (w/sales charge)   (no sales charge)    LBABI         S&P 500
         ----------------   -----------------    -----         -------
10/12/94       9,450             10,000          10,000         10,000
1/31/95        9,532             10,087          10,233         10,184
1/31/96       12,211             12,922          11,966         14,123
1/31/97       14,488             15,331          12,357         17,842


                                    Class B

                           [LINE GRAPH APPEARS HERE]

           GS Balanced          GS Balanced
             Class B              Class B
        (no redemp. charge)  (w/redemp. charge)    LBABI       S&P 500
        -------------------  ------------------    -----       -------
5/1/96        10,000              10,000           10,000       10,000
1/31/97       11,622              11,122           10,642       12,218

                                         ---------------------------------------
                                               Average Annual Total Return
                                         ---------------------------------------
                                              One Year      Since Inception/(a)/
         ------------------------------- ------------------ -------------------
         Class A, no sales charge              18.59%              20.32%
         ------------------------------- ------------------ -------------------
         Class A, w/sales charge               12.07%              17.41%
         ------------------------------- ------------------ -------------------
         Class B, no redemption charge          N/A                16.22%/(b)/
         ------------------------------- ------------------ -------------------
         Class B, w/redemption charge           N/A                11.22%/(b)/
         ------------------------------- ------------------ -------------------

/(a)/ Class A and B shares commenced operations October 12, 1994 and May 1,
      1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund
January 31, 1997

--------------------------------------------------------------------

Shares        Description                                     Value
====================================================================
Common Stocks--53.0%
Airlines--1.8%
 7,700        AMR Corp.*                                $   619,850
 32,600       Continental Airlines, Inc.*                   908,725
--------------------------------------------------------------------
                                                          1,528,575
--------------------------------------------------------------------
Appliance Manufacturer--0.9%
 28,600       Sunbeam Corp.                                 793,650
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--1.7%
 38,200       Lear Corp.*                                 1,427,725
--------------------------------------------------------------------
Auto/Vehicle--1.0%
 25,600       Ford Motor Co.                                824,400
--------------------------------------------------------------------
Banks--4.5%
 10,300       BankAmerica Corp.                           1,149,738
 5,300        Chase Manhattan Corp.                         490,250
 9,400        Fleet Financial Group, Inc.                   507,600
 9,300        NationsBank Corp.                           1,004,400
 7,400        Republic Bank of New York Corp.               655,825
--------------------------------------------------------------------
                                                          3,807,813
--------------------------------------------------------------------
Chemicals-Commodity--1.1%
 31,400       Geon Co.                                      588,750
 7,600        Union Carbide Corp.                           344,850
--------------------------------------------------------------------
                                                            933,600
--------------------------------------------------------------------
Defense--2.1%
 17,900       McDonnell Douglas Corp.                     1,203,775
 6,200        Northrop Grumman Corp.                        484,375
 1,900        Thiokol Corp.                                 106,400
--------------------------------------------------------------------
                                                          1,794,550
--------------------------------------------------------------------
Department Stores--0.8%
 13,900       Sears Roebuck & Co.                           667,200
--------------------------------------------------------------------
Electric Utilities--2.8%
 5,500        CMS Energy Corp.                              184,250
 43,000       Long Island Lighting Co.                      978,250
 49,600       Unicom Corp.                                1,171,800
--------------------------------------------------------------------
                                                          2,334,300
--------------------------------------------------------------------
Food--1.5%
 40,200       Chiquita Brands International, Inc.           587,925
 4,000        Unilever Inc.                                 658,000
--------------------------------------------------------------------
                                                          1,245,925
--------------------------------------------------------------------
Forest Products--1.1%
 12,400       Georgia Pacific Corp.                         912,950
--------------------------------------------------------------------
Health Suppliers/Services--1.3%
 23,300       Baxter International, Inc.                  1,074,713
--------------------------------------------------------------------
Healthcare Management--3.8%
 20,400       Aetna Inc.                                  1,611,600
 57,800       Tenet Healthcare Corp.*                     1,560,600
--------------------------------------------------------------------
                                                          3,172,200
--------------------------------------------------------------------
Home Builders--1.8%
 18,200       Centex Corp.                                  709,800
 28,200       Lennar Corp.                                  750,825
--------------------------------------------------------------------
                                                          1,460,625
--------------------------------------------------------------------
Insurance-Life--2.5%
 9,500        Cigna Corp.                                 1,440,438
 11,700       Lincoln National Corp.                        627,413
--------------------------------------------------------------------
                                                          2,067,851
--------------------------------------------------------------------
Insurance-Property and Casualty--1.6%
 9,200        Allmerica Financial Corp.                     336,950
 16,100       Partner Re Holding Ltd.                       571,550
 12,700       Tig Holdings, Inc.                            439,738
--------------------------------------------------------------------
                                                          1,348,238
--------------------------------------------------------------------
Integrated Oil--2.6%
 8,100        Atlantic Richfield Co.                      1,071,225
 10,300       Texaco, Inc.                                1,090,513
--------------------------------------------------------------------
                                                          2,161,738
--------------------------------------------------------------------
Logistics/Rail--1.0%
 30,400       Canadian Pacific Ltd.                         824,600
--------------------------------------------------------------------
Logistics/Trucking--1.2%
 39,600       Consolidated Freightways, Inc.              1,004,850
--------------------------------------------------------------------
Oil Refining & Marketing--1.9%
 12,800       Ashland Inc.                                  552,000
 11,300       Tosco Corp.                                 1,000,050
--------------------------------------------------------------------
                                                          1,552,050
--------------------------------------------------------------------
Packaging--1.5%
 52,500       Owens-Illinois Inc.*                        1,246,875
--------------------------------------------------------------------

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------


--------------------------------------------------------------------

Shares        Description                                     Value
====================================================================
Common Stocks (continued)
Recreational Products--1.7%
 55,500       Brunswick Corp.                           $ 1,394,438
--------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--0.5%
 13,100       Lehman Brothers Holdings, Inc.                414,288
--------------------------------------------------------------------
Semiconductors & Electronics--1.5%
 20,700       Avnet Inc.                                  1,280,813
--------------------------------------------------------------------
Software--0.5%
 13,800       Autodesk Inc.                                 436,425
--------------------------------------------------------------------
Specialty Finance--1.6%
 34,200       Dean Witter Discover & Co.                  1,303,875
--------------------------------------------------------------------
Steel--1.0%
 20,200       AK Steel Holding Corp.                        813,050
--------------------------------------------------------------------
Supermarkets--2.0%
 56,300       Fleming Companies, Inc.                       907,838
 24,600       Supervalu, Inc.                               759,525
--------------------------------------------------------------------
                                                          1,667,363
--------------------------------------------------------------------
Textiles--1.3%
 27,500       Fruit of The Loom, Inc.*                    1,103,438
--------------------------------------------------------------------
Tire & Other Related Rubber Products--1.6%
 24,000       Goodyear Tire & Rubber Co.                  1,308,000
--------------------------------------------------------------------
Tobacco--2.8%
 4,200        Loews Corp.                                   415,275
 10,700       Philip Morris Companies, Inc.               1,271,963
 12,100       RJR Nabisco, Inc.                             396,275
 8,500        Universal Corp.                               263,500
--------------------------------------------------------------------
                                                          2,347,013
--------------------------------------------------------------------
Total Common Stocks
   (Cost $35,773,086)                                   $44,253,131
====================================================================
Preferred Stocks--0.1%
Media Content--0.1%
 63           Time Warner, Inc. 10.25%                  $    69,064
--------------------------------------------------------------------
Tobacco--0.0%
 3,400        RJR Nabisco, Inc., class C 9.25%               22,525
--------------------------------------------------------------------
Total Preferred Stocks
   (Cost $84,320)                                       $    91,589
====================================================================
Rights--1.1%
Forest Products--0.7%
 42,000       Stone Container Corp. * exp. 08/08/98     $   567,000
Technology Capital Goods--0.4%
 10,800       Teradyne, Inc.* exp. 03/26/00                 333,450
--------------------------------------------------------------------
Total Rights
   (Cost $923,718)                                      $   900,450
====================================================================
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Fixed Income--41.5%

Asset-Backed Securities--4.8%
Airplanes Pass Through Trust Series 1, Class C
$   100,000            8.15%           03/15/19         $   102,655
Asset Securitization Corp., Series 1996, Class A1
    250,000            6.88            11/13/26             249,609
Case Equipment Loan Trust, Series 1995-A, Class A
     74,286            7.30            03/15/02              75,124
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
    140,000            6.23            06/15/03             139,343
Chevy Chase Auto Receivables Trust Series 1995-2, Class A
     74,323            5.80            06/15/02              74,137
Discover Card Master Trust 1994-2, Class A
     70,000            5.83            10/16/04              70,613
Discover Card Master Trust 1996-2, Class A
    110,000            5.70            07/18/05             110,550
Discover Card Master Trust 1996-4, Class A
    740,000            5.86            10/16/13             751,329
Discover Card Master Trust 1996-4, Class B
    420,000            6.03            10/16/13             424,460
Fasco Auto Trust, Series 1996-1
    266,114            6.65            11/15/01             267,223
Fingerhut Master Trust, Series 1996-1, Class A
    200,000            6.45            02/20/02             200,936
Navistar Financial Trust, Series 1995-A, Class A2
    134,590            6.55            11/20/01             135,347
Navistar Financial Trust, Series 1995-b, Class A3
    120,000            6.05            04/15/02             120,000
Sears Credit Account Master Trust, Series 1995-2, Class A
    700,000            8.10            06/15/04             733,026
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)
January 31, 1997

--------------------------------------------------------------------
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Asset-Backed Securities (continued)
Sears Credit Card Master Trust, Series 1995-3, Class A
$    70,000            7.00%           10/15/04         $    71,268
Standard Credit Card Master Trust, Series 1994-4, Class A
    110,000            8.25            11/07/03             117,322
Standard Credit Card Master Trust, Series 1995-1, Class A
    360,000            8.25            01/07/07             389,135
--------------------------------------------------------------------
Total Asset-Backed Securities
   (Cost $4,019,726)                                    $ 4,032,077
====================================================================
Corporate Bonds--9.8%
Finance Bonds--3.6%
BankAmerica Corp.
$   500,000            7.75%           07/15/02         $   520,600
Capital One Bank
    200,000            8.33            02/10/97             200,056
    250,000            8.13            02/27/98             254,825
Conseco Finance
    120,000            8.70            11/15/26             122,912
Continental Bank
    100,000           12.50            04/01/01             120,501
Countrywide Funding Corp.
    100,000            6.08            07/14/99              99,368
    150,000            8.00            12/15/26             147,029
Edison Mission Energy Funding Corp.
    100,000            6.77            09/15/03              99,852
Fleet Mortgage Group, Inc.
    250,000            6.50            06/15/00             248,888
Golden West Financial Corp.
    200,000           10.25            12/01/00             223,894
Meditrust, Inc.
    120,000            7.82            09/10/26             128,021
Mic Finance Trust
     80,000            8.38            02/01/27              80,442
Olympic Financial Ltd.
     95,000           13.00            05/01/00             107,350
PXRE Cap Trust
     65,000            8.85            02/01/27              65,847
Signet Banking Corp.
$   500,000            9.63%           06/01/99         $   531,870
Washington Real Estate
     55,000            7.13            08/13/03              54,745
--------------------------------------------------------------------
Total Finance Bonds
   (Cost $3,035,271)                                    $ 3,006,200
====================================================================
Industrial Bonds--5.6%
360 Communications Co.
$   195,000            7.13%           03/01/03         $   193,518
Auburn Hills Trust
     90,000           12.00            05/01/20             134,352
Blockbuster Entertainment
     50,000            6.63            02/15/98              49,995
Chelsea GCA Realty
    226,000            7.75            01/26/01             228,362
DVI Equipment Lease Trust
    434,745            6.55            07/10/04             434,605
Ford Motor Credit Co.
     40,000            8.38            01/15/00              42,038
General Motors Acceptance Corp.
    170,000            7.13            05/10/00             173,087
    210,000            5.63            02/05/01             202,810
H + T Master Trust, Class A2
    220,000            8.18            08/15/02             220,000
K Mart Corp.
     40,000            9.55            06/30/98              40,290
     40,000            9.60            09/15/98              40,845
Loewen Group International
     50,000            7.75            10/15/01              50,000
News America Holdings, Inc.
    160,000            7.50            03/01/00             163,784
Northwest Airlines
    217,076            8.97            01/02/15             226,558
NWA
     68,025            8.26            03/10/06              71,149
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

--------------------------------------------------------------------
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Corporate Bonds (continued)
Industrial Bonds (continued)
Oryx Energy Co.
$   245,000            9.50%           11/01/99         $   259,252
RJR Nabisco Inc.
    135,000            8.00            07/15/01             136,184
    160,000            8.63            12/01/02             164,654
Rogers Cablesystems, Inc.
    115,000            9.63            08/01/02             119,600
Tele-Communications, Inc.
    295,000            6.19            09/15/03             292,956
    125,000            9.65            10/01/03             133,951
     20,000            6.82            09/15/10              19,899
Tenet Healthcare Corp.
     60,000            9.63            09/01/02              65,100
Time Warner, Inc.
    375,000            7.45            02/01/98             378,776
    125,000            9.63            05/01/02             139,444
    250,000            7.98            08/15/04             256,243
Tosco Corp.
    110,000            7.00            07/15/00             110,793
U.S. Home Corp.
     70,000            7.95            03/01/01              68,250
USI American Holdings Corp.
     60,000            7.25            12/01/06              58,540
Viacom International
     80,000            9.13            08/15/99              81,800
     95,000           10.25            09/15/01             103,550
--------------------------------------------------------------------
Total Industrial Bonds
   (Cost $4,650,412)                                    $ 4,660,385
====================================================================
Utility Bonds--0.6%
Arkla Inc.
$   250,000            9.20%           12/18/97         $   255,665
Central Maine Power Co.
    100,000            7.38            01/01/99             100,138
    160,000            7.45            08/30/99             159,134
--------------------------------------------------------------------
Total Utility Bonds
   (Cost $521,661)                                      $   514,937
====================================================================
--------------------------------------------------------------------
====================================================================
Total Corporate Bonds
   (Cost $8,207,344)                                    $ 8,181,522
====================================================================
Government Bonds--1.2%
Australia Commonwealth
AUD1,000,000           7.50%           07/15/05         $   769,138
Province of Quebec
$   200,000           13.25            09/15/14             238,976
--------------------------------------------------------------------
Total Government Bonds
   (Cost $1,033,387)                                    $ 1,008,114
====================================================================
Emerging Market Debt--3.3%
Argentina Bocan
$   144,111            5.69%           04/01/01         $   138,490
Asia Pulp and Paper International Finance Co.
    100,000            7.26(a)        04/03/97              98,614
    200,000            8.30            06/28/99             198,118
     90,000           10.25            10/01/00              90,754
Banco De Commercio Exterior
     30,000            8.63            06/02/00              30,979
BCO De Colombia
    110,000            8.63            06/02/00             113,590
Bridas Corp.
    170,000           12.50            11/15/99             181,433
Bridas Corp. Gtd Euro Medium
     60,000            9.50            06/17/99              60,147
Corp. Andina de Fomento
    160,000            7.25            04/30/98             161,774
Emp Ica Soc Contro
    110,000            9.75            02/11/98             111,440
Empresa Col Petroleos
     80,000            7.25            07/08/98              80,566
Financiera Energy Nacional
    230,000            5.88            02/17/98             226,062
     60,000            8.13            04/09/98              60,347
    200,000            8.46            06/19/98             201,876
     80,000            9.38            06/15/06              82,847
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)
January 31, 1997

--------------------------------------------------------------------
Principal           Interest           Maturity
 Amount               Rate               Date                 Value
====================================================================
Emerging Market Debt (continued)
Grupo Industrial Durango
$   120,000           12.00%           07/15/01         $   127,978
Grupo Televisa
     20,000           11.38            05/15/03              21,425
Imexsa Export Trust
    100,000           10.13            05/31/03             104,190
Inst Fomento Industrial
    290,000            8.38            07/29/01             295,707
PT Indah Kiat
     50,000            8.88            11/01/00              49,518
Republic of Argentina
     89,600            8.63            04/06/98              90,730
    150,000            5.63            04/01/00              75,600
Sampoerna International
     50,000            8.38            06/15/06              51,208
YPF Sociedad Anonima
    111,483            7.50            10/26/02             113,132
--------------------------------------------------------------------
Total Emerging Market Debt
   (Cost $2,710,872)                                    $ 2,766,525
====================================================================
Government Agency Obligations--0.7%
Federal National Mortgage Association
$   520,000            8.50%           02/01/05         $   545,917
--------------------------------------------------------------------
Total Government Agency Obligations
   (Cost $566,963)                                      $   545,917
====================================================================
Mortgage Backed Obligations--12.9%
Federal Home Loan Mortgage Corp.
$ 2,000,000            7.50%           TBA-30yr/(b)/    $ 2,003,740
Federal National Mortgage Association
  2,000,000            8.00            TBA-30yr/(b)/      2,042,500
  1,000,000            6.50            TBA-15yr/(b)(d)/     990,930
     95,702            8.50            09/01/06/(d)/        100,068
    119,291            8.50            03/01/07/(d)/        124,733
    677,419            8.50            03/01/10/(d)/        707,985
  1,000,000            3.50            05/25/19             869,370
====================================================================
Government National Mortgage Association
$ 1,000,000            7.50%           TBA-30yr/(b)/    $ 1,002,180
    963,086            7.50            05/15/23             969,404
  1,005,709            7.00            07/15/23             990,311
  1,000,000            7.00            08/15/23             984,690
--------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $10,687,107)                                   $10,785,911
====================================================================
Sovereign Credit--0.2%
State of Israel
$   150,000             6.38%          12/15/05         $   141,983
--------------------------------------------------------------------
Total Sovereign Credit
   (Cost $139,082)                                      $   141,983
====================================================================
U.S. Treasury Obligations--8.5%
United States Treasury Bonds
$   470,000           12.00%           08/15/13/(d)/    $   666,592
    120,000            8.75            05/15/17/(d)/        144,619
     30,000            8.88            08/15/17              36,595
    580,000            8.75            05/15/20             704,068
    160,000            8.75            08/15/20/(d)/        194,400
    680,000            7.63            02/15/25             743,430
United States Treasury Notes
  1,200,000            6.88            08/31/99           1,223,628
  1,000,000            6.13            07/31/00             999,220
    900,000            7.88            11/15/04             977,202
United States Treasury Principal Only Stripped Securities/(a)/
     80,000            6.03/(a)/       08/15/99              68,774
    740,000            6.55/(a)/       11/15/04/(d)/        447,552
    320,000            6.59/(a)/       05/15/05             186,781
  2,200,000            7.09/(a)/       02/15/19             473,968
    890,000            7.10/(a)/       05/15/20             175,205
--------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $7,102,563)                                    $ 7,042,034
====================================================================

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

--------------------------------------------------------------------
Principal           Interest           Maturity
 Amount               Rate               Date                 Value
====================================================================
Yankee Bonds--0.1%
Korea Electric Power
$    93,927            7.40%           04/01/16         $    93,712
--------------------------------------------------------------------
Total Yankee Bonds
   (Cost $90,825)                                       $    93,712
====================================================================
Total Fixed Income
   (Cost $34,557,869)                                   $34,597,795
--------------------------------------------------------------------
Short-Term Obligations--0.2%
Argentina Treasury Bill
$    40,000            6.00%/(a)/      02/14/97         $    39,896
Banco Nacional de Com
     50,000           10.63            06/23/97              51,291
Republic of Argentina
     90,000            6.29(a)         05/16/97              88,166
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $179,353)                                      $   179,353
====================================================================
Repurchase Agreement--11.0%
Joint Repurchase Agreement Account
$ 9,200,000            5.63%           02/03/97/(d)/    $ 9,200,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $9,200,000)                                    $ 9,200,000
====================================================================
Total Investments
   (Cost $80,718,346)/(c)/                              $89,222,318
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in which
      value exceeds cost                                $ 9,461,225
   Gross unrealized loss for investments in which
      cost exceeds value                                   (981,857)
--------------------------------------------------------------------
   Net unrealized gain                                  $ 8,479,368
====================================================================

--------------------------------------------------------------------

====================================================================
Futures contracts open at January 31, 1997 are as follows:
                           Number of
                           Contracts     Settlement     Unrealized
          Type              Long(e)        Month        Gain(Loss)
------------------------- ------------ ---------------  -----------
2-Year U.S. Treasury Note        5        March 1997      $(3,438)
10-Year U.S. Treasury Bond      15        March 1997      (25,500)
30-Year U.S. Treasury Bond       2        March 1997       (3,969)
S&P 500 Stock Index              4        March 1997      123,100
-------------------------------------------------------------------
                                                          $90,193
-------------------------------------------------------------------

*     Non-income producing security.
/(a)/ The interest rate disclosed for these securitites represents effective yields to maturity.
/(b)/ TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/ The aggregate cost for federal income tax purposes is $80,742,950.
/(d)/ Portions of these securities are being segregated as collateral for futures contracts, TBA (To Be Assigned) securities, covered short sales and/or mortgage dollar rolls.
/(e)/ Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 10-Year and 30-Year U.S. Treasury Bond contract represents $100,000 in notional par value. Each S&P 500 Stock Index represents $50,000 in notional par value. The total net notional amount and market value at risk are $2,900,000 and $4,463,969, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

     The Goldman Sachs Select Equity Fund is designed to provide investors with a broadly diversified portfolio that can be used as a core holding on which to build an investment program. The fund's investment objective is to provide investors with long-term growth of capital and dividend income through investment in a broadly diversified portfolio of predominantly large-cap and blue-chip equity securities representing all major sectors of the U.S. economy. The fund's mandate is to remain fully invested with industry diversification, capitalization and risk characteristics similar to the aggregate U.S. stock market as represented by the S&P 500 stock index. Therefore, the fund's relative performance compared with the market comes almost exclusively from stock selection within sectors. We believe the fund offers investors an attractive combination of value and growth, without assuming more risk than the broad market.

     The fund employs a disciplined approach that combines fundamental investment research provided by the Goldman Sachs Global Investment Research Department with quantitative analysis generated by the Asset Management Division's proprietary model. Our quantitative system evaluates each stock using many different criteria including valuation measures, growth expectations, earnings momentum and risk. It also objectively analyzes the impact of current economic conditions on different types of stocks. Those stocks ranked highly by both our quantitative model and by Goldman Sachs research are selected for the fund's portfolio.

Performance Review: Quantitative Model Contributed to the Fund's Performance
--------------------------------------------------------------------------------

                                                        Fund Total
                                                          Return        S&P 500
                                                       (based on net     Total
                                                        asset value)     Return
                                                        -----------      ------
 Class A (1/31/96 -1/31/97)*                               23.75%        26.25%
 Class B (5/1/96 -1/31/97)*                                18.59%        22.18%
 Institutional (1/31/96 -1/31/97)*                         24.63%        26.25%
 Service (6/7/96 - 1/31/97)*                               15.92%        18.36%

--------------------------------------------------------------------------------
* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B and Service shares is a cumulative total return (not annualized) from their inception through the end of the period.

     During the period, the fund achieved strong absolute returns, with most of its gains occurring in the second half of the year. When the period began, the fund performed well primarily due to successful stock selection. The Research Department's qualitative ratings were particularly helpful early in the period, when its analysis helped the fund steer clear of underperforming stocks. During the latter half of the year, most of the fund's positive performance came from the Asset Management Division's quantitative model.

     Of the three themes considered by our quantitative model -- value, growth and low-risk -- stocks with value-oriented features, such as low price/earnings ratios, received the highest weighting during most of the period. This emphasis did not work in the fund's favor during the second and third quarters of 1996, when stocks with growth characteristics (strong near-term growth expectations and high price/earnings multiples) outperformed value-oriented stocks. In the fourth quarter, however, our emphasis on value proved to be extremely successful, as stocks with value characteristics soared to record highs and outperformed the other themes by a substantial margin. As a result of this dramatic rebound, value emerged as the dominant investment style for the year.

     Despite the positive results from our quantitative model, the fund underperformed the index because it was

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
unable to keep pace with the dramatic outperformance of the largest 50 stocks, which accounted for a significant portion of the market's gains. In addition, the fund held a slightly higher cash position than usual as the volume of new assets invested in the fund rapidly increased, particularly during the fourth quarter, when the top 50 stocks surged. To address this issue, at the end of 1996 the fund instituted new procedures to ensure that cash balances will be invested more rapidly. Furthermore, we expect that any future market advance will broaden to include stocks beyond the top 50.

     The fund's best performers were large-capitalization stocks from a wide range of sectors, including banks (BankAmerica Corp. and NationsBank Corp.), technology companies (Intel Corp., Microsoft Corp. and IBM Corp.), consumer staples (Procter & Gamble Co.), electrical equipment (General Electric Co.) and tobacco (Philip Morris Companies, Inc.).

     Stocks that fell short of our expectations included some of the fund's utility, telecommunication and oil investments such as Unicom Corp., Airtouch Communications, Inc. and Tenneco, Inc.

Portfolio Composition: Model Increasingly Favored Stocks With Defensive Characteristics

     As of January 31, 1997, the fund held 141 stocks. While its sector exposures were generally in line with the S&P 500 index, the fund was overweighted in electric/gas (5.8% for the fund versus 3.3% for the S&P 500) and energy (10.1% versus 8.0%) and underweighted in consumer nondurables (10.2% versus 12.9%) and telecommunications (3.9% versus 6.3%). These over- and underweightings, as shown in Table II, were the result of the fund's stock selection process and were not a reflection of our economic forecast for specific sectors.

     During the first quarter of 1996, the Fund's quantitative model favored growth characteristics (such as earnings momentum and price momentum) and put a smaller, but still positive, weight on stocks with value or low-risk characteristics (e.g., low beta and low "disappointment" risk). As the year progressed, the fund's strategy became somewhat more defensive as our quantitative model increased its weighting in value and low-risk themes. This shift was triggered by a number of indicators that pointed toward emerging excesses in the equity market: Low cash cushions held by equity mutual funds, the increasing volatility of equity prices, the record-low dividend yields and the divergence in returns between stocks and bonds.

     As a result of our more defensive posture, over the past year we gradually increased the fund's weighting in energy-related companies such as Texaco Inc. and Atlantic Richfield Co., both newcomers to the fund's 10 largest holdings. We also decreased the fund's exposure to consumer noncyclicals, which includes food/agriculture companies (e.g., IBP, Inc. and Kellogg Co.).

     As of the end of the period, the fund's major valuation characteristics were more attractive than the benchmark. These included a lower price/earnings ratio based on 1997 estimated earnings (15.9x versus 17.3x for the S&P 500) as well as a lower price/book ratio (3.0x versus 3.4x). The fund achieved these favorable valuation levels while maintaining growth and risk characteristics in line with those of the S&P 500.

Table I: Top 10 Portfolio Holdings as of 1/31/97
--------------------------------------------------------------------------------

                                                     Percentage of
                                                       Total Net
 Company                      Line of Business           Assets
 General Electric Co.         Electronics                 2.9%
 Intel Corp.                  Semiconductors              2.8%
                                and Electronics
 Exxon Corp.                  Petroleum and               2.2%
                                Natural Gas
 Microsoft Corp.              Computer Software           2.1%
 Texaco Inc.                  Petroleum and               2.0%
                                Natural Gas
 Merck & Co., Inc.            Pharmaceuticals             1.9%
 Atlantic Richfield Co.       Petroleum and               1.7%
                                Natural Gas
 Bristol-Myers Squibb Co.     Pharmaceuticals             1.7%
 Philip Morris Companies,     Tobacco and Food            1.7%
   Inc.                         Products
 Travelers Group, Inc.        Financial Services          1.6%

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)


--------------------------------------------------------------------------------
Table II: Sector Breakout as of 1/31/97
--------------------------------------------------------------------------------

                                         Percentage of
                            Percentage      S&P 500
 Industry Sectors          of Portfolio      Index       Difference
 Finance                       17.8%         16.2%          1.6%
 Consumer Nondurables          10.2%         12.9%         -2.7%
 Energy                        10.1%          8.0%          2.1%
 Health                         9.6%         10.4%         -0.8%
 Technology                     9.3%         10.9%         -1.6%
 Basic Industry                 7.9%          7.1%          0.8%
 Capital Spending               6.5%          5.6%          0.9%
 Electric/Gas                   5.8%          3.3%          2.5%
 Miscellaneous                  4.4%          5.0%         -0.6%
 Retail                         4.3%          3.6%          0.7%
 Telecommunications             3.9%          6.3%         -2.4%
 Consumer Services              3.8%          4.8%         -1.0%
 Consumer Durables              2.6%          2.5%          0.1%
 Aerospace                      1.8%          2.0%         -0.2%
 Transportation                 1.1%          1.4%         -0.3%
 Cash                           1.0%          0.0%          1.0%

--------------------------------------------------------------------------------

Outlook

     Goldman Sachs expects the U.S. equity market to continue to advance in 1997, although returns will likely be more modest than the unusually strong results of 1995 and 1996. In addition, we expect equity gains to broaden beyond the top 50 stocks. In 1997, we will continue to maintain a balanced approach by considering risk, value and growth simultaneously.

However, the relative importance of avoiding riskier stocks has increased in the current market environment, which is likely to result in greater emphasis on defensive stocks with below-average price volatility, attractive valuations and lower possibility of near-term earnings disappointments.


/s/ Robert C. Jones

Robert C. Jones
Senior Portfolio Manager,
Quantitative Equity


/s/ Kent A. Clark

Kent A. Clark
Portfolio Manager,
Quantitative Equity


/s/ Victor H. Pinter

Victor H. Pinter
Portfolio Manager,
Quantitative Equity

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                        Class A

                [LINE GRAPH APPEARS HERE]

           GS Select Eq        GS Select Eq
              Class A             Class A
         (w/sales charge)    (no/sales charge)   S&P 500
         ----------------    ----------------    -------
5/24/91        9,450              10,000          10,000
1/31/92       10,112              10,701          11,092
1/31/93       10,548              11,162          12,266
1/31/94       12,144              12,851          13,846
1/31/95       12,009              12,708          13,919
1/31/96       16,654              17,617          19,306
1/31/97       20,613              21,813          24,390
                             Class B

                     [LINE GRAPH APPEARS HERE]

           GS Select Eq             GS Select Eq
              Class B                  Class B
      (no redemption charge)    (w/redemption charge)     S&P 500
      ----------------------    ---------------------     -------
5/1/96        10,000                   10,000              10,000
1/31/97       11,859                   11,359              12,218
                  Institutional

            [LINE GRAPH APPEARS HERE]

                   GS Select Eq
                Institutional Class     S&P 500
                -------------------     -------
6/15/95                10,000            10,000
1/31/96                12,014            12,029
1/31/97                14,983            15,197
                 Service

         [LINE GRAPH APPEARS HERE]

                   GS Select Eq
                    Serv. Class    S&P 500
                   ------------    -------
6/7/96                10,000        10,000
1/31/97               11,592        11,836

                                ------------------------------------------------
                                          Average Annual Total Return
                                ------------------------------------------------
                                      One Year          Since Inception/(a)/
--------------------------------------------------------------------------------
Class A, no sales charge               23.75%                  14.67%
--------------------------------------------------------------------------------
Class A, w/sales charge                16.98%                  13.54%
--------------------------------------------------------------------------------
Class B, no redemption charge            N/A                   18.59% /(b)/
--------------------------------------------------------------------------------
Class B, w/redemption charge             N/A                   13.59% /(b)/
--------------------------------------------------------------------------------
Institutional Class                    24.63%                  28.04%
--------------------------------------------------------------------------------
Service Class                            N/A                   15.92% /(b)/
--------------------------------------------------------------------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on
      May 24, 1991, May 1, 1996, June 15, 1995 and June 7, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
Goldman Sachs Select Equity Fund
--------------------------------------------------------------------
January 31, 1997
--------------------------------------------------------------------


--------------------------------------------------------------------

Shares         Description                                    Value
--------------------------------------------------------------------
Common Stocks--97.3%

Aerospace--0.8%
 43,600        United Technologies Corp.              $   3,041,100
--------------------------------------------------------------------
Agency/Government--0.9%
 93,800        Federal National Mortgage Assn.            3,705,100
--------------------------------------------------------------------
Agriculture/Heavy Equipment--2.5%
 25,100        Case Corp.                                 1,330,300
 55,500        Caterpillar, Inc.                          4,308,188
 44,100        Conagra, Inc.                              2,227,050
 48,900        Tenneco, Inc.                              1,956,000
--------------------------------------------------------------------
                                                          9,821,538
--------------------------------------------------------------------
Airlines--1.2%
 19,700        AMR Corp.*                                 1,585,850
 38,500        Delta Air Lines, Inc.                      3,041,500
--------------------------------------------------------------------
                                                          4,627,350
--------------------------------------------------------------------
Alcohol--0.2%
 21,600        Anheuser Busch Companies, Inc.               918,000
--------------------------------------------------------------------
Appliance Manufacturer--1.0%
 38,300        Emerson Electric Co.                       3,782,125
--------------------------------------------------------------------
 Auto/Original Equipment Manufacturer--0.3%
 23,100        Cummins Engine, Inc.                       1,215,638
--------------------------------------------------------------------
Auto/Vehicle--1.5%
 25,200        Chrysler Corp.                               878,850
 32,200        Ford Motor Co.                             1,034,425
 70,700        General Motors Corp.                       4,171,300
--------------------------------------------------------------------
                                                          6,084,575
--------------------------------------------------------------------
Bank Holding Companies--0.4%
 26,000        Comerica, Inc.                             1,485,250
--------------------------------------------------------------------
Banks--6.0%
 33,550        Banc One Corp.                             1,522,331
 48,000        Bank of New York, Inc.                     1,758,000
 46,400        BankAmerica Corp.                          5,179,400
 12,900        Chase Manhattan Corp.                      1,193,250
 25,800        Citicorp                                   3,002,475
 28,500        First Bank System, Inc.                    2,166,000
 34,400        First Chicago Corp.                        1,965,100
  6,400        First Union Corp.                            535,200
 48,400        NationsBank Corp.                          5,227,200
  4,500        Wells Fargo & Company                  $   1,371,375
--------------------------------------------------------------------
                                                         23,920,331
--------------------------------------------------------------------
Beverages--1.6%
 41,900        Coca Cola Co.                              2,424,963
 115,300       Pepsico, Inc.                              4,021,088
--------------------------------------------------------------------
                                                          6,446,051
--------------------------------------------------------------------
Business Services--0.2%
 19,100        Automatic Data Processing, Inc.              790,263
--------------------------------------------------------------------
Chemicals-Commodity--2.1%
 46,000        Dow Chemicals Co.                          3,547,750
 20,600        Du Pont EI de Nemours                      2,258,275
 68,900        Monsanto Co.                               2,609,588
--------------------------------------------------------------------
                                                          8,415,613
--------------------------------------------------------------------
Chemicals-Specialty--1.0%
 37,800        Allied Signal, Inc.                        2,655,450
 27,700        Morton International, Inc.                 1,125,313
--------------------------------------------------------------------
                                                          3,780,763
--------------------------------------------------------------------
Commercial Services--0.3%
 32,500        Interim Services, Inc.*                    1,178,125
--------------------------------------------------------------------
Communications Services Companies--1.5%
 75,500        Airtouch Communications, Inc.*             1,953,563
 96,100        Sprint Corp.                               3,916,075
--------------------------------------------------------------------
                                                          5,869,638
--------------------------------------------------------------------
Communications Technology--0.8%
 37,403        Lucent Technologies, Inc.                  2,029,113
 15,200        Motorola Inc.                              1,037,400
--------------------------------------------------------------------
                                                          3,066,513
--------------------------------------------------------------------
Computers--0.9%
 65,200        Hewlett Packard Co.                        3,431,150
--------------------------------------------------------------------
Computers & Peripherals--3.7%
 45,400        Cisco Systems, Inc.*                       3,166,650
 35,000        Compaq Computer Corp.*                     3,040,625
 20,300        Eastman Kodak Co.                          1,761,025
 33,400        International Business Machines            5,252,150
 51,100        Sun Microsystems, Inc.*                    1,622,425
--------------------------------------------------------------------
                                                         14,842,875
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------

Shares         Description                                    Value
--------------------------------------------------------------------
Common Stocks (continued)
Construction/Environmental Services--0.2%
 13,300        Armstrong World Industries, Inc.       $     944,300
--------------------------------------------------------------------
Consumer Staples--3.4%
 51,700        American Home Products Corp.               3,276,488
 13,300        Clorox Co.                                 1,577,713
 60,200        Gillette Co.                               4,906,300
 33,400        Procter & Gamble Co.                       3,857,700
--------------------------------------------------------------------
                                                         13,618,201
--------------------------------------------------------------------
Defense--1.4%
 5,400         Boeing Co.                                   578,475
 17,700        McDonnell Douglas Corp.                    1,190,325
 18,500        Textron, Inc.                              1,801,438
 36,800        TRW, Inc.                                  1,867,600
--------------------------------------------------------------------
                                                          5,437,838
--------------------------------------------------------------------
Department Stores--3.2%
 147,400       Dayton Hudson Corp.                        5,545,925
 38,000        Federated Dept. Stores, Inc.*              1,249,250
 18,900        Mercantile Stores Co.                        926,100
 65,700        Sears Roebuck & Co.                        3,153,600
 72,100        Walmart Stores, Inc.                       1,712,375
--------------------------------------------------------------------
                                                         12,587,250
--------------------------------------------------------------------
Electric Utilities--4.7%
 76,300        Duke Power Co.                             3,576,563
 128,700       Edison International, Inc.                 2,750,963
 31,500        Empresa Nacional de Electric ADR           2,071,125
 139,600       Niagara Mohawk Power*                      1,413,450
 57,700        Public Service Company of New Mexico       1,154,000
 92,800        Texas Utilities Co.                        3,758,400
 156,300       Unicom Corp.                               3,692,588
--------------------------------------------------------------------
                                                         18,417,089
--------------------------------------------------------------------
Electrical Equipment Manufacturer--2.9%
 112,200       General Electric Co.                      11,556,600
--------------------------------------------------------------------
Financial Services--0.7%
 53,300        Providian Corp.                            2,871,538
--------------------------------------------------------------------
Food Producers--0.5%
 10,600        CPC International, Inc.                      814,875
 16,400        Ralston Purina Co.                         1,289,450
--------------------------------------------------------------------
                                                          2,104,325
--------------------------------------------------------------------
Forest Products--2.6%
 78,600        Avery Dennison Corp.                       2,878,725
 32,000        Champion International Corp.               1,340,000
 32,600        Georgia Pacific Corp.                      2,400,175
 26,000        International Paper Co.                    1,062,750
 19,700        Mead Corp.                                 1,108,125
 30,700        Weyerhaeuser Co.                           1,396,850
--------------------------------------------------------------------
                                                         10,186,625
--------------------------------------------------------------------
Funeral Services--0.2%
 29,600        Service Corp. International                  858,400
--------------------------------------------------------------------
Gas Distribution & Pipeline--1.2%
 55,600        Columbia Gas Systems, Inc.                 3,620,950
 22,900        Panenergy Corp.                            1,056,263
--------------------------------------------------------------------
                                                          4,677,213
--------------------------------------------------------------------
Health Suppliers/Services--1.3%
 73,200        Johnson & Johnson                          4,218,150
 15,800        Medtronic Inc.                             1,082,300
--------------------------------------------------------------------
                                                          5,300,450
--------------------------------------------------------------------
Healthcare Management--0.8%
 55,800        Columbia HCA Healthcare                    2,204,100
 38,300        Manor Care, Inc.                             976,650
--------------------------------------------------------------------
                                                          3,180,750
--------------------------------------------------------------------
Information Management--0.7%
 114,100       Dun & Bradstreet Corp.                     2,738,400
--------------------------------------------------------------------
Insurance Brokers & Other Insurance--0.3%
 24,600        Exel Insurance Ltd.                        1,042,425
--------------------------------------------------------------------
Insurance-Life--2.6%
 29,100        American General Corp.                     1,160,363
 18,700        Cigna Corp.                                2,835,388
 122,933       Travelers Group,  Inc.                     6,438,616
--------------------------------------------------------------------
                                                         10,434,367
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)
January 31, 1997


--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Insurance-Property and Casualty--2.2%
 25,956        Allstate Corp.                         $   1,706,607
 36,850        American International Group, Inc.         4,463,456
 68,500        Safeco Corp.                               2,603,000
--------------------------------------------------------------------
                                                          8,773,063
--------------------------------------------------------------------
Integrated Oil--11.1%
 22,100        Amoco Corp.                                1,922,700
 51,800        Atlantic Richfield Co.                     6,850,550
 84,300        Exxon Corp.                                8,735,574
 46,800        Kerr McGee Corp.                           3,217,500
 17,200        Mobil Corp.                                2,257,500
 52,000        Norsk Hydro ADR                            2,925,000
 32,000        Phillips Petroleum Co.                     1,412,000
 26,600        Royal Dutch Petroleum ADR                  4,615,100
 75,700        Texaco, Inc.                               8,014,738
 97,300        Unocal Corp.                               4,098,763
--------------------------------------------------------------------
                                                         44,049,425
--------------------------------------------------------------------
Investment Brokers & Managers--2.7%
 52,500        Merrill Lynch Co.                          4,423,125
 38,300        Morgan Stanley Group, Inc.                 2,187,888
 76,900        Salomon, Inc.                              4,248,725
--------------------------------------------------------------------
                                                         10,859,738
--------------------------------------------------------------------
Local Phone Companies--2.3%
 53,600        Ameritech Corp.                            3,202,600
 67,100        GTE Corp.                                  3,153,700
 104,900       Worldcom, Inc.*                            2,635,613
--------------------------------------------------------------------
                                                          8,991,913
--------------------------------------------------------------------
Machinery and Equipment--0.6%
 20,100        Dover Corp.                                  994,950
 29,300        Ingersoll-Rand Co.                         1,336,813
--------------------------------------------------------------------
                                                          2,331,763
--------------------------------------------------------------------
Media/Entertainment--1.4%
 41,400        King World Productions, Inc.*              1,619,775
 54,942        Walt Disney Co.                            4,024,502
--------------------------------------------------------------------
                                                          5,644,277
--------------------------------------------------------------------
Nonferrous Metals--1.3%
 15,900        Phelps Dodge Corp.                         1,111,013
 72,800        Tyco International Ltd.                    4,158,700
--------------------------------------------------------------------
                                                          5,269,713
--------------------------------------------------------------------
Office & Business Equipment--0.5%
 36,400        Xerox Corp.                                2,133,950
--------------------------------------------------------------------
Oil & Gas Exploration--0.4%
 31,100        Burlington Resources, Inc.                 1,547,225
--------------------------------------------------------------------
Pharmaceuticals--6.7%
 51,100        Abbott Labs                                2,778,563
 53,100        Bristol Myers Squibb                       6,743,700
 18,600        Eli Lilly & Co.                            1,620,525
 82,100        Merck & Co.                                7,450,575
 23,600        Pfizer, Inc.                               2,191,850
 31,700        Pharmacia & Upjohn, Inc.                   1,180,825
 47,600        Schering Plough Corp.                      3,599,750
 13,800        Warner Lambert Co.                         1,110,900
--------------------------------------------------------------------
                                                         26,676,688
--------------------------------------------------------------------
Recreational Products--0.2%
 29,407        Mattel, Inc.                                 827,072
--------------------------------------------------------------------
Restaurants & Hotels--1.0%
 14,000        HFS, Inc.*                                   980,000
 23,000        ITT Corp.*                                 1,313,875
 40,200        McDonalds Corp.                            1,829,100
--------------------------------------------------------------------
                                                          4,122,975
--------------------------------------------------------------------
Retail--0.7%
 34,100        Home Depot, Inc.                           1,687,950
 29,900        TJX Companies, Inc.                        1,188,525
--------------------------------------------------------------------
                                                          2,876,475
--------------------------------------------------------------------
Retail-Specialty--1.2%
 48,200        Gap, Inc.                                  1,385,750
 49,600        Nike,  Inc.                                3,366,600
--------------------------------------------------------------------
                                                          4,752,350
--------------------------------------------------------------------
Semiconductors & Electronics--2.8%
 67,800        Intel Corp.                               11,000,550
--------------------------------------------------------------------
Software--2.7%
 33,350        Computer Associates International,
               Inc.                                       1,513,256
 79,900        Microsoft Corp.*                           8,149,800
 24,600        Oracle Corp.*                                956,325
--------------------------------------------------------------------
                                                         10,619,381
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Supermarkets--0.9%
 63,300        Great A&P Tea Co., Inc.                $   1,978,125
 31,200        Safeway, Inc.*                             1,489,800
--------------------------------------------------------------------
                                                          3,467,925
--------------------------------------------------------------------
Technical Services--0.4%
 22,800        3Com Corp.*                                1,530,450
--------------------------------------------------------------------
Technology Capital Goods--0.7%
 18,800        Applied Materials, Inc.*                     928,250
 22,000        Harris Corp.                               1,674,750
--------------------------------------------------------------------
                                                          2,603,000
--------------------------------------------------------------------
Telecommunications--0.2%
 17,000        Tellabs, Inc.*                               700,188
--------------------------------------------------------------------
Textiles--1.1%
 22,500        Liz Claiborne, Inc.                          947,813
 33,200        Sara Lee Corp.                             1,311,400
 30,800        VF Corp.                                   2,048,200
--------------------------------------------------------------------
                                                          4,307,413
--------------------------------------------------------------------
Tire & Other Related Rubber Products--0.8%
 36,800        BF Goodrich Co.                            1,508,800
 29,800        Goodyear Tire & Rubber Co.                 1,624,100
--------------------------------------------------------------------
                                                          3,132,900
--------------------------------------------------------------------
Tobacco--1.7%
 55,600        Philip Morris Companies, Inc.              6,609,450
--------------------------------------------------------------------
Total Common Stocks
   (Cost $294,916,122)                                $ 385,205,653
====================================================================
Rights--0.9%
Insurance--0.2%
 9,400         MBIA, Inc.,* exp. 12/12/01             $     903,575
--------------------------------------------------------------------
Insurance-Life--0.4%
 36,400        Protective Life Corp.*, exp. 07/13/97      1,442,350
--------------------------------------------------------------------
Specialty Finance--0.3%
 19,100        Beneficial Corp.,* exp. 11/23/97           1,284,475
--------------------------------------------------------------------
Total Rights
   (Cost $2,826,759)                                  $   3,630,400
--------------------------------------------------------------------

Principal
Amount       Description                                     Value
====================================================================
U.S. Treasury Obligations--0.2%
$   841,000  U.S. Treasury Bill
             5.08%, 05/29/97/(b)/                     $     827,118
--------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $827,118)                                    $     827,118
--------------------------------------------------------------------
Repurchase Agreement--0.9%
$ 3,600,000  Joint Repurchase Agreement Account
             5.63%, 02/03/97                          $   3,600,000
--------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $3,600,000)                                  $   3,600,000
--------------------------------------------------------------------
Total Investments
   (Cost $302,169,999)/(a)/                           $ 393,263,171
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $  94,373,749
   Gross unrealized loss for investments in
      which cost exceeds value                           (3,489,045)
--------------------------------------------------------------------
   Net unrealized gain                                $  90,884,704
====================================================================


Futures Contracts open at January 31, 1997 are as follows:

                          Number of
                          Contracts     Settlement    Unrealized
Type                      Long/(c)/     Month         Gain
------------------------- ------------- ------------ ----------------
S&P 500 Stock Index            7        March 1997    $91,800


*  Non-income producing security.

/(a)/The aggregate cost for federal income tax purposes is $302,378,467.

/(b)/Portion of this security is being segregated as collateral for futures contracts.

/(c)/Each S&P 500 Stock Index represents $50,000 in notional par value. The total net notional amount and net market value at risk are $350,000 and $2,756,250, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund

--------------------------------------------------------------------------------
Objective and Investment Approach

        The Goldman Sachs Growth and Income Fund seeks long-term growth of capital and growth of income primarily through investments in a diversified portfolio of common stocks and other equity securities. The fund is managed with a value style, which means we focus on companies whose stocks we believe are inexpensive relative to their expected long-term earnings growth and their ability to pay dividends. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or are experiencing near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the fund's investment approach. Though we are not sector investors, we closely monitor the fund's sector and industry exposures compared with the benchmark in an effort to avoid unintentional over- or underweightings.

Performance Review: The Fund Outperformed the Index...


------------------------------------- ----------------- -----------
                                         Fund Total
                                           Return        S&P 500
                                       (based on net      Total
                                        asset value)      Return
                                        -----------       ------
Class A  (1/31/96 - 1/31/97)*              28.42%         26.25%
Class B  (5/1/96 - 1/31/97)*               22.23%         22.18%
Institutional (6/3/96 - 1/31/97)*          20.77%         19.11%
Service (3/6/96 - 1/31/97)*                23.87%         22.20%
------------------------------------- ----------------- -----------

* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B, Institutional and Service shares is a cumulative total return (not annualized) from their inceptions through the end of the period.

        The U.S. stock market continued to soar during the period under review, adding to the impressive performance recorded during the prior year. Most of the market's gains occurred during the latter half of the period, when equities rebounded strongly following a sharp correction in July.

        We are pleased to report that all of the fund's share classes outperformed the S&P 500 stock index during the past fiscal year. Most notably, its Class A shares returned 28.42% (at net asset value) versus 26.25% for the index. During the period, the fund increased its regular quarterly dividend.

 ...And Fared Very Well Relative to Its Peers

        We are proud to announce that for the three-year period ended January 31, 1997, the fund's Class A shares were rated "five stars" (out of 1,858 domestic equity funds) by Morningstar, Inc., an independent mutual fund rating agency. The "five star" designation is Morningstar's highest rating for historical risk-adjusted performance, and is given to mutual funds that Morningstar determines to be in the top 10% of their category.1

         In addition, the fund's Class A shares ranked within the top 10% of the Lipper growth and income category (53rd of 533) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B, Institutional and Service shares

-------------------------

1 Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 1/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. For the one-year period, the Class A shares received four stars and was rated among 2,990 domestic equity funds. The Morningstar rating applies only to the fund's Class A shares; the fund's Class B, Institutional and Service shares have not been rated. Class B, Institutional and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
were not ranked because they did not exist during the full year.)

Financial, Technology and Energy Stocks Were Among the Fund's Best Performers

        The fund's outperformance came from successful stock selection in a wide range of industries, led by finance, its largest sector weighting at 18.0%. Technology and energy investments also did well. In addition, the fund benefited significantly from our decision to limit its exposure in the media and communication sector. Our concerns regarding increased competition between the local exchange and long-distance companies and high valuations in the sector proved to be on target.

        In the financial sector, top performers were BankAmerica Corp. and NationsBank Corp., the country's third and fourth largest banks, respectively. BankAmerica Corp. increased its focus on aggressive capital management, which resulted in its exiting unprofitable businesses and buying back some of its stock. NationsBank Corp. acquired Bank South Corp. and Boatmen's Bancshares, Inc., and investors began to realize the benefits of its cost structure due to its acquisitions over the past few years.

        Technology holdings that performed well included Intel Corp., the dominant microprocessor manufacturer, which was purchased when the sector was depressed due to concerns that the personal computer upgrade cycle had slowed. Intel quickly rebounded when investors recognized the advantages of its dominant market position, and we subsequently sold the stock when it reached our target price. We saw solid gains from Avnet, Inc., the second largest distributor of semiconductors and other electronic components, which we viewed as an inexpensive opportunity to participate in the growth of the technology sector.

        The fund was also well served by a number of its energy-related investments. Tosco Corp., an oil refiner and distributor, more than doubled in price as it continued to consolidate its market position through an ambitious acquisition strategy, and Texaco Inc. benefited from higher petroleum prices and a restructuring program that meaningfully improved profits.

        In addition, several holdings appreciated due to special situations. Our confidence in Long Island Lighting Co., a New York-based utility, which had been shunned by many other investors, was handsomely rewarded when the stock soared after Brooklyn Union Gas Co. made an attractive bid for the company in January. The fund also benefited when McDonnell Douglas Corp., one of our long-term positions, was acquired by Boeing Co. at a very favorable price. Sunbeam Corp., a leading consumer products company, met with an enthusiastic investor response to the aggressive restructuring program initiated by its new CEO.

Paper and Chemical Stocks Were Weak

        Disappointing performers included three companies impacted by overcapacity in their respective industries: Georgia-Pacific Corp. and Stone Container Corp., both manufacturers of paper products, and Geon Corp., a manufacturer of polyvinyl chloride. We continue to have confidence in these companies and expect their prospects to improve over time.

Additional Investments in a Variety of Sectors

        During the period, we added a number of new holdings. These included Dean Witter, Discover & Co., which we viewed as undervalued based on the potential of its broker-dealer/asset management business and its large Discover credit card business. In February 1997, Dean Witter, Discover & Co. announced its intention to merge with investment bank Morgan Stanley. We also invested in Unicom Corp., an electric utility that operates 12 nuclear units at six sites. Unicom generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund (continued)

--------------------------------------------------------------------------------

term prospects. Also notable was our decision to increase the fund's position in Tenet Healthcare Corp., a long-term holding, based on its prospects for improved efficiencies resulting from the integration of its acquisition of OrNda Healthcorp., a for-profit hospital chain.

Sales Included Several Financial and Technology Positions

           We sold several stocks after they appreciated and reached our price targets. These included Anheuser-Busch Co., Inc., the world's largest brewer, which reported strong earnings; Greenpoint Financial Corp., which benefited from increased investor appreciation of the value of its "no-documentation--low-documentation" mortgage franchise; and technology holdings Compaq Computer Corp. and Intel Corp.


--------------------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                      Percentage
                                                     of Total Net

 Company                       Line of Business         Assets
 Aetna Inc.                    Healthcare Service        3.3%
                                 Provider
 Tenet Healthcare Corp.        Hospitals                 3.3%
 Lear Corp.                    Autoparts/Original        3.0%
                                 Equipment
 Cigna Corp.                   Insurance                 2.9%
 Brunswick Corp.               Pleasure                  2.9%
                                 Boats/Marine
                                 Engines
 Dean Witter, Discover & Co.   Financial Services        2.8%
 Goodyear Tire & Rubber Co.    Tire and Rubber           2.8%
                                 Products
 Philip Morris Companies,      Tobacco and Food          2.7%
   Inc.                          Products
 Avnet, Inc.                   Electronic                2.7%
                                 Components
                                 Distributor
 BankAmerica Corp.             Commercial Bank           2.6%

--------------------------------------------------------------------

Outlook

           As we enter the seventh year of a bull market for U.S. equities, we view the market as moderately overvalued and therefore unlikely to match the strong return it achieved in 1996. In this environment, it is particularly noteworthy that the fund's holdings continue to be attractively valued even after last year's rally. Our focus on undervalued stocks and extensive fundamental research will continue to be extremely important in the more challenging market we anticipate ahead.


/s/ Ronald E. Gutfleish                                /s/ G. Lee Anderson
------------------------                               -------------------------
Ronald E. Gutfleish                                    G. Lee Anderson
Senior Portfolio Manager,                              Portfolio Manager,
U.S. Active Equity Value                               U.S. Active Equity Value



                                /s/ Eileen A. Aptman
                                --------------------
                                Eileen A. Aptman
                                Portfolio Manager,
                                U.S. Active Equity Value

March 3, 1997

-------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund
January 31, 1997

-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                             Class A

                    [LINE GRAPH APPEARS HERE]

            GS Growth & Inc      GS Growth & Inc
               Class A              Class A
           (w/sales charge)     (no sales charge)     S&P 500
           ----------------     -----------------     -------
2/5/93         $ 9,450              $10,000           $10,000
1/31/94         10,686               11,308            11,073
1/31/95         11,110               11,757            11,132
1/31/96         14,716               15,573            15,436
1/31/97         18,911               20,012            19,501
                             Class B

                    [LINE GRAPH APPEARS HERE]

            GS Growth & Inc        GS Growth & Inc
               Class B                Class B
           (no redemp charge)     (w/redemp charge)    S&P 500
           ------------------     -----------------    -------
5/1/96        $10,000                $10,000           $10,000
1/31/97        12,223                 11,723            12,218

              Institutional

        [LINE GRAPH APPEARS HERE]

           GS Growth & Inc
         Institutional Class     S&P 500
         -------------------     -------
6/3/96        $10,000            $10,000
1/31/97        12,077             11,911

                 Service

        [LINE GRAPH APPEARS HERE]

           GS Growth & Inc
            Service Class     S&P 500
           ---------------    -------
3/6/96        $10,000         $10,000
1/31/97        12,387          12,220

                                    --------------------------------------------
                                              Average Annual Total Return
                                    --------------------------------------------
                                          One Year         Since Inception /(a)/
--------------------------------------------------------------------------------
Class A, no sales charge                   28.42%                  18.98%
--------------------------------------------------------------------------------
Class A, w/sales charge                    21.39%                  17.31%
--------------------------------------------------------------------------------
Class B, no redemption charge               N/A                    22.23% /(b)/
--------------------------------------------------------------------------------
Class B, w/redemption charge                N/A                    17.23% /(b)/
--------------------------------------------------------------------------------
Institutional Class                         N/A                    20.77% /(b)/
--------------------------------------------------------------------------------
Service Class                               N/A                    23.87% /(b)/
--------------------------------------------------------------------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on
      February 5, 1993, May 1, 1996, June 3, 1996 and March 6, 1996,
      respectively.

/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------
Goldman Sachs Growth and Income Fund
January 31, 1997


-------------------------------------------------------------------

Shares           Description                                  Value
===================================================================
Common Stocks--93.2%

Airlines--3.2%
 96,100        AMR Corp.*                             $   7,736,050
 463,600       Continental Airlines, Inc.*               12,980,800
-------------------------------------------------------------------
                                                         20,716,850
-------------------------------------------------------------------
Appliance Manufacturer--1.9%
 440,900       Sunbeam Corp.                             12,234,975
-------------------------------------------------------------------
Auto/Original Equipment Manufacturer--3.0%
 512,800       Lear Corp.*                               19,165,900
-------------------------------------------------------------------
Auto/Vehicle--2.0%
 394,800       Ford Motor Co.                            12,682,950
-------------------------------------------------------------------
Banks--8.3%
 146,600       BankAmerica Corp.                         16,364,225
 64,900        Chase Manhattan Corp.                      6,003,250
 117,800       Fleet Financial Group Inc.                 6,361,200
 146,900       NationsBank Corp.                         15,865,200
 96,500        Republic of New York Corp.                 8,552,313
-------------------------------------------------------------------
                                                         53,146,188
-------------------------------------------------------------------
Chemicals-Commodity--2.0%
 439,800       Geon Co.                                   8,246,250
 97,400        Union Carbide Corp.                        4,419,525
-------------------------------------------------------------------
                                                         12,665,775
-------------------------------------------------------------------
Defense--3.4%
 225,100       McDonnell Douglas Corp.                   15,137,975
 79,800        Northrop Grumman Corp.                     6,234,375
 6,300         Thiokol Corp.                                352,800
-------------------------------------------------------------------
                                                         21,725,150
-------------------------------------------------------------------
Department Stores--1.6%
 207,700       Sears Roebuck & Co.                        9,969,600
-------------------------------------------------------------------
Electric Utilities--5.1%
 95,100        CMS Energy Corp.                           3,185,850
 641,400       Long Island Lighting Co.                  14,591,850
 632,300       Unicom Corp.                              14,938,088
-------------------------------------------------------------------
                                                         32,715,788
-------------------------------------------------------------------
Food--2.8%
 582,200       Chiquita Brands International, Inc.        8,514,675
 58,400        Unilever Inc.                              9,606,800
-------------------------------------------------------------------
                                                         18,121,475
-------------------------------------------------------------------
Forest Products--1.9%
 161,500       Georgia Pacific Corp.                     11,890,438
-------------------------------------------------------------------
Health Suppliers/Services--2.0%
 280,800       Baxter International, Inc.                12,951,900
-------------------------------------------------------------------
Healthcare Management--6.6%
 266,400       Aetna Inc.                                21,045,600
 768,500       Tenet Healthcare Corp.*                   20,749,500
-------------------------------------------------------------------
                                                         41,795,100
-------------------------------------------------------------------
Home Builders--3.1%
 232,800       Centex Corp.                               9,079,200
 388,500       Lennar Corp.                              10,343,813
-------------------------------------------------------------------
                                                         19,423,013
-------------------------------------------------------------------
Insurance-Life--4.3%
 123,600       Cigna Corp.                               18,740,850
 166,200       Lincoln National Corp.                     8,912,475
-------------------------------------------------------------------
                                                         27,653,325
-------------------------------------------------------------------
Insurance-Property & Casualty--1.4%
 16,100        Integon Corp.                                223,388
 237,600       Partner Re Holding Ltd.                    8,434,800
-------------------------------------------------------------------
                                                          8,658,188
-------------------------------------------------------------------
Integrated Oil--4.8%
 121,400       Atlantic Richfield Co.                    16,055,150
 138,900       Texaco, Inc.                              14,706,038
-------------------------------------------------------------------
                                                         30,761,188
-------------------------------------------------------------------
Logistics/Rails--1.8%
 415,700       Canadian Pacific Ltd.                     11,275,863
-------------------------------------------------------------------
Logistics/Trucking--2.0%
 512,100       Consolidated Freightways, Inc.            12,994,538
-------------------------------------------------------------------
Oil Refining & Marketing--3.6%
 187,700       Ashland Inc.                               8,094,563
 166,800       Tosco Corp.                               14,761,800
-------------------------------------------------------------------
                                                         22,856,363
-------------------------------------------------------------------
Packaging--2.5%
 661,600       Owens Illinois Corp.*                     15,713,000
-------------------------------------------------------------------
Recreational Products--2.9%
 724,800       Brunswick Corp.                           18,210,600
-------------------------------------------------------------------
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------



-------------------------------------------------------------------

Shares           Description                                  Value
-------------------------------------------------------------------
Common Stocks (continued)
Security and Commodity Brokers, Dealers and Services--1.0%
 195,900       Lehman Brothers Holdings, Inc.         $   6,195,338
-------------------------------------------------------------------
Semiconductors & Electronics--2.7%
 275,100       Avnet, Inc.                               17,021,813
-------------------------------------------------------------------
Software--1.1%
 214,300       Autodesk, Inc.                             6,777,238
-------------------------------------------------------------------
Specialty Finance--2.8%
 470,200       Dean Witter Discover & Co.                17,926,375
-------------------------------------------------------------------
Steel--1.6%
 251,600       AK Steel Holding Corp.                    10,126,900
-------------------------------------------------------------------
Supermarkets--3.4%
 726,500       Fleming Companies, Inc.                   11,714,813
 316,700       Supervalu, Inc.                            9,778,113
-------------------------------------------------------------------
                                                         21,492,926
-------------------------------------------------------------------
Textiles--2.4%
 374,400       Fruit of The Loom, Inc.*                  15,022,800
-------------------------------------------------------------------
Tire & Other Related Rubber Products--2.8%
 320,900       Goodyear Tire & Rubber Co.                17,489,050
-------------------------------------------------------------------
Tobacco--5.2%
 63,700        Loews Corp.                                6,298,338
 144,700       Philip Morris Companies, Inc.             17,201,204
 187,480       RJR Nabisco, Inc.                          6,139,970
 115,600       Universal Corp.                            3,583,600
-------------------------------------------------------------------
                                                         33,223,112
-------------------------------------------------------------------
Total Common Stocks
   (Cost $465,569,279)                                $ 592,603,719
===================================================================
Preferred Stocks--0.6%
Food--0.3%
 44,600        Chiquita Brands International, Inc.
               Convertible, 5.75%                     $   2,073,900
-------------------------------------------------------------------
Tobacco--0.3%
 287,100       RJR Nabisco, Inc., Class C 9.25%           1,902,038
-------------------------------------------------------------------
Total Preferred Stocks
   (Cost $3,843,410)                                  $   3,975,938
===================================================================
Rights--2.0%
Forest Products--1.2%
 579,100       Stone Container Corp.,* exp.
               08/08/98                               $   7,817,850
-------------------------------------------------------------------
Technology Capital Goods--0.8%
 166,300       Teradyne, Inc.,* exp. 03/26/00             5,134,513
-------------------------------------------------------------------
Total Rights
   (Cost $13,294,493)                                 $  12,952,363
===================================================================
Repurchase Agreements--4.2%
-------------------------------------------------------------------
$ 26,800,000  Joint Repurchase Agreement Account
              5.63%, 02/03/97                         $  26,800,000
-------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $26,800,000)                                 $  26,800,000
===================================================================


Contracts         Description                              Value
===================================================================
Options*--0.4%
 1,340         S & P 500 Index Put, Strike 750
               exp. 06/97                             $   2,244,500
 1,439         S & P 500 Index Put, Strike 700
               exp. 03/97                                   377,738
-------------------------------------------------------------------
Total Options
   (Cost $4,105,525)                                  $   2,622,238
===================================================================
Total Investments
   (Cost $513,612,707)/(a)/                           $ 638,954,258
===================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in which
      value exceeds cost                               $136,933,045
   Gross unrealized loss for investments in which
      cost exceeds value                                (11,607,531)
-------------------------------------------------------------------
 Net unrealized gain                                   $125,325,514
===================================================================

*    Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $513,628,744. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

    The Goldman Sachs Capital Growth Fund seeks long-term growth of capital primarily through investments in a portfolio of large-capitalization stocks. We use extensive fundamental research to identify companies in a diversified range of industries that we believe offer attractive growth potential at a reasonable price.

    The fund's investment management team believes that wealth is created through the long-term ownership of growing businesses. As such, we view each stock purchase as if we were buying the entire business. To implement this investment strategy, we focus on growing companies with characteristics such as strong brand franchises, dominant market share, recurring revenue, product pricing flexibility, long product life cycles, high returns on invested capital, high profit margins, strong free cash flow, excellent management and favorable long-term prospects. Finally, we will buy a stock meeting our rigorous criteria only if it trades at a reasonable discount to the company's intrinsic value.

Performance Review:  Fund Achieved Strong Results

--------------------------------------------------------------------
                                     Fund Total Return    S&P 500
                                       (based on net       Total
                                        asset value)       Return
                                        -----------        ------
 Class A  (1/31/96 - 1/31/97)*             25.97%          26.25%
 Class B  (5/1/96 - 1/31/97)*              19.39%          22.18%
--------------------------------------------------------------------

* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

    During the 12-month period ended January 31, 1997, the fund's Class A shares achieved a total return of approximately 26%, in line with the S&P 500 stock index, reflecting the robust equity market, particularly during the second half of the period. The fund's Class B shares also achieved strong absolute results; however, a partial year of only nine months is obviously too short a time frame to meaningfully measure long-term performance.

    We are pleased to report that for the five-year period ended January
31, 1997, the fund's Class A shares were rated "four stars" (out of 1,072 domestic equity funds) by Morningstar, Inc., an independent mutual fund rating agency./1/ In addition, the fund's Class A shares fared well versus its peers in the Lipper growth fund category, placing in the top third (187th out of 685) for the 12-month period and in the top quartile (56th out of 263) for the five-year period, as of January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B shares.)

Top Performers Included Financial, Technology and Defense Stocks

    The fund's best performers during the period came from a variety of sectors, particularly financial services (20.4% of the portfolio), technology (9.1%) and defense/aerospace (3.2%).

 .   Top performers in the financial sector included MBNA Corp. and First USA
Inc., the nation's third and fourth largest credit card issuers, respectively, which both reported better than expected earnings and loan growth. In

--------
/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 1/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Class A shares received three stars for both the three- and one-year periods. The Class A shares were rated among 1,858 and 2,990 domestic equity funds for the three- and one-year periods, respectively. The Morningstar rating applies only to the fund's Class A shares; the fund's Class B shares have not been rated. Class B shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

addition, these companies benefited from continuing industry consolidation, with First USA performing particularly well after Banc One announced that it was acquiring the company. Two of the fund's commercial bank holdings, BankAmerica Corp. and NationsBank Corp., appreciated due to successful cost cutting, strong earnings growth and aggressive capital management, and PartnerRe Holding Ltd., a worldwide provider of catastrophe reinsurance, rose on strong earnings.

 .    Several of our technology holdings also performed well. During the first half of the period, we increased the fund's positions in Intel Corp., the dominant microprocessor manufacturer, and Compaq Computer Corp., the world's largest manufacturer of personal computers, when their prices slumped because of concerns regarding slowing computer sales. This strategy significantly contributed to the fund's performance when computer sales were stronger than expected. We subsequently sold Compaq Computer when it reached our target price but continue to hold Intel, which more than tripled in price during the period.

 .    Consolidation in the defense industry helped two of the fund's long-
standing investments in that sector. McDonnell Douglas Corp. climbed over 50% after the announcement of its proposed merger with Boeing Co., and Northrop Grumman Corp. was buoyed by its purchase of Westinghouse Electric Corp.'s defense electronics businesses.

Specific Paper, Airline and Insurance Stocks Lagged

     Not all of the fund's holdings fulfilled our expectations. For example, Georgia-Pacific Corp., a manufacturer of paper products, suffered from an industry oversupply and a consequent decline in paper and pulp prices; AMR Corp., the holding company of American Airlines, was impacted by concerns regarding competition from discount carriers; and Integon Corp., a provider of automobile insurance, experienced a higher than expected increase in claims and lower earnings.

New Additions in Consumer Product Companies and Pharmaceuticals

     During the period, we initiated several positions that reflect our new emphasis on large-capitalization stocks with world-class franchises and/or strong brand names. For example, we added Procter & Gamble Co., one of the strongest marketers in the U.S. with a stable of brand name products, many of which hold number one or number two positions in their respective markets. Over the past decade, the company has achieved steady growth in revenues and earnings, exactly the type of consistent operating history that we favor. Another recent investment was Coca-Cola Co., a world-class company with four of the five leading carbonated soft drinks -- Coca-Cola, Diet Coke, Sprite and Fanta. With 80% of its business coming from abroad, we expect Coca-Cola's long-term earnings growth to continue as it further penetrates the emerging markets of China, India, Latin America, Southeast Asia, Eastern Europe and Russia.

     Other new positions included pharmaceutical companies Bristol-Myers
Squibb Co., Johnson & Johnson Co. and Pfizer, Inc., which are attractive because of their strong new product flow, huge free cash flow, earnings growth and essentially net debt-free balance sheets. We believe these companies are positioned to be major beneficiaries as the baby boomers age and require more health-related products and services over the coming decades.

Sales Included Several Investments in Cyclical Industries

     During the period, we sold Kirby Corp. and Trinity Industries after we lost confidence in their managements' attempts to improve their competitive positions, and cyclical stocks such as Quanex Corp. and Harnischfeger Industries, Inc. after they were unable to improve their profitability in difficult industry conditions. In contrast, we sold the fund's long-held position in Millipore Corp., an industrial filter producer, after it reached our target price.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund (continued)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top 10 Portfolio Holdings as of January 31, 1997

                                                        Percentage
                                                         of Total
 Company                       Line of Business         Net Assets
 First USA, Inc.               Financial Services          4.5%
 Intel Corp.                   Semiconductors and          4.3%
                                 Electronics
 NationsBank Corp.             Commercial Bank             3.4%
 Aetna Inc.                    Healthcare                  3.4%
                                 Management
 Texaco Inc.                   International               3.3%
                                 Integrated Oil
                                 Company
 BankAmerica Corp.             Commercial Bank             3.2%
 Tenet Healthcare Corp.        Hospitals                   3.0%
 Philip Morris Companies,      Tobacco and Food            3.0%
   Inc.                          Products
 Baxter International, Inc.    Medical Supplies            2.9%
 PartnerRe Ltd.                Insurance                   2.7%
--------------------------------------------------------------------

Outlook

           We believe that the global political and economic environments will continue to remain favorable for the financial markets. In our opinion, the outlook for the U.S. stock market is attractive, as we expect it to continue to benefit from low inflation, moderate growth and high levels of consumer confidence. In addition, we anticipate that the equity market will continue to be buoyed as baby boomers increase their savings and 401(k) investment plans grow. To enhance the fund's ability to benefit from the positive investing climate, we expect to continue to diversify the portfolio among industry sectors and increase its holdings of large-cap stocks, with the intention of both providing favorable long-term returns and reducing portfolio risk.

           We want to emphasize that investing is a marathon, not a sprint. Notwithstanding the excellent performance the fund has recently experienced, we have a long-term investment horizon. In a nutshell, we hope to be able to purchase great companies with attractive business characteristics and favorable long-term outlooks, and then patiently hold them for an extended period of time so that their growth compounds.


/s/ Herbert E. Ehlers

Herbert E. Ehlers
Senior Portfolio Manager,
U.S. Active Equity Growth


/s/ Robert G. Collins

Robert G. Collins
Portfolio Manager,

U.S. Active Equity Growth


/s/ Gregory H. Ekizian

Gregory H. Ekizian
Portfolio Manager,
U.S. Active Equity Growth

March 3, 1997

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund
January 31, 1997

-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                           [LINE GRAPH APPEARS HERE]

                           GS Capital Growth    GS Capital Growth
                               Class A              Class A
                           (w/sales charge)     (no sales charge)    S&P 500
                           -----------------    -----------------    -------
4/20/90                         9,450                 10,000          10,000
1/31/91                         9,529                 10,084          10,552
1/31/92                        12,322                 13,040          12,946
1/31/93                        14,542                 15,388          14,316
1/31/94                        16,998                 17,987          16,160
1/31/95                        16,254                 17,200          16,246
1/31/96                        21,203                 22,437          22,528
1/31/97                        26,726                 28,282          28,460

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                              GS Capital Growth   GS Capital Growth
                                   Class B             Class B
                             (no redemp. charge)  (w/redemp. charge)  S&P 500
                             -------------------  ------------------  -------
5/1/96                            $10,000              $10,000        $10,000
1/31/97                            11,939               11,439         12,218

                                ----------------------------------------------
                                           Average Annual Total Return
                                ----------------------------------------------
                                  One Year     Five Year  Since Inception/(a)/
------------------------------------------------------------------------------
Class A, no sales charge           25.97%        16.73%        16.54%
------------------------------------------------------------------------------
Class A, w/sales charge            19.04%        15.42%        15.57%
------------------------------------------------------------------------------
Class B, no redemption charge       N/A           N/A          19.39%/(b)/
------------------------------------------------------------------------------
Class B, w/redemption charge        N/A           N/A          14.39%/(b)/
------------------------------------------------------------------------------

/(a)/Class A and Class B shares commenced operations on April 20, 1990 and
     May 1, 1996, respectively.
/(b)/An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Capital Growth Fund
January 31, 1997

--------------------------------------------------------------------


--------------------------------------------------------------------

Shares           Description                                   Value
====================================================================
Common Stocks--98.9%
Advertising & Marketing--1.8%
 888,900         Valassis Communications, Inc.*       $  16,333,538
--------------------------------------------------------------------
Airlines--1.5%
 176,500         AMR Corp.*                              14,208,250
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--1.6%
 391,900         Lear Corp.*                             14,647,262
--------------------------------------------------------------------
Banks--6.6%
 263,700         BankAmerica Corp.                       29,435,512
 291,500         NationsBank Corp.                       31,482,000
--------------------------------------------------------------------
                                                         60,917,512
--------------------------------------------------------------------
Beverages--2.1%
 155,100         Coca Cola Co.                            8,976,413
 293,800         Pepsico, Inc.                           10,246,275
--------------------------------------------------------------------
                                                         19,222,688
--------------------------------------------------------------------
Commercial Services--0.9%
 226,500         Ecolab Inc.                              8,380,500
--------------------------------------------------------------------
Communications Technology--1.7%
 290,860         Lucent Technologies, Inc.               15,779,155
--------------------------------------------------------------------
Construction/Environmental Services--2.0%
 497,500         WMX Technologies, Inc.                  18,220,938
--------------------------------------------------------------------
Consumer Staples--4.0%
 150,800         Avon Products Inc.                       9,462,700
 109,000         Gillette Co.                             8,883,500
 160,940         Procter & Gamble Co.                    18,588,570
--------------------------------------------------------------------
                                                         36,934,770
--------------------------------------------------------------------
Defense--3.2%
 226,800         McDonnell Douglas Corp.                 15,252,300
 187,500         Northrop Grumman Corp.                  14,648,438
--------------------------------------------------------------------
                                                         29,900,738
--------------------------------------------------------------------
Electric Utilities--1.6%
 669,400         Long Island Lighting Co.                15,228,850
--------------------------------------------------------------------
Electrical Equipment Manufacturer--1.0%
 89,400          General Electric Co.                     9,208,200
--------------------------------------------------------------------
Electronics & Semiconductors--1.5%
 219,700         Avnet Inc.                              13,593,937
--------------------------------------------------------------------
Food--1.8%
 186,500         Nabisco Holdings Corp.                   7,133,625
 160,480         William Wrigley Jr. Co.                  9,327,900
--------------------------------------------------------------------
                                                         16,461,525
--------------------------------------------------------------------
Forest Products--2.2%
 273,500         Georgia Pacific Corp.                   20,136,437
--------------------------------------------------------------------
Health Suppliers/Services--8.4%
 589,600         Baxter International, Inc.              27,195,300
 477,500         Fisher Scientific International, Inc.   20,950,312
 176,400         Johnson & Johnson                       10,165,050
 277,600         Perkin-Elmer Corp.                      19,397,300
--------------------------------------------------------------------
                                                         77,707,962
--------------------------------------------------------------------
Healthcare Management--8.5%
 395,760         Aetna Inc.                              31,265,040
 487,650         Columbia HCA Healthcare                 19,262,175
 1,021,400       Tenet Healthcare Corp.*                 27,577,800
--------------------------------------------------------------------
                                                         78,105,015
--------------------------------------------------------------------
Hotels & Restaurants--1.0%
 169,720         Marriott International, Inc.             9,016,375
--------------------------------------------------------------------
Information Management--1.9%
 241,000         First Data Corp.                         8,676,000
 135,670         Reuters Holdings Corp. ADR               8,665,921
--------------------------------------------------------------------
                                                         17,341,921
--------------------------------------------------------------------
Insurance-Property and Casualty--3.2%
 356,650         Integon Corp.                            4,948,519
 703,800         PartnerRe Holding Ltd.                  24,984,900
--------------------------------------------------------------------
                                                         29,933,419
--------------------------------------------------------------------
Integrated Oil--6.7%
 68,700          Amoco Corp.                              5,976,900
 52,700          Atlantic Richfield Co.                   6,969,575
 90,900          Mobil Corp.                             11,930,625
 41,200          Royal Dutch Petroleum ADR                7,148,200
 284,800         Texaco, Inc.                            30,153,200
--------------------------------------------------------------------
                                                         62,178,500
--------------------------------------------------------------------
Logistics/Rails--1.6%
 556,900         Canadian Pacific Ltd.                   15,105,912
--------------------------------------------------------------------


--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

Shares           Description                                  Value
--------------------------------------------------------------------
Common Stocks (continued)
Media Content--4.6%
 166,200         Gaylord Entertainment Co.            $   4,258,875
 261,800         Knight Ridder, Inc.                     10,046,575
 530,700         Telecommunication Liberty
                 Media Group*                            10,083,300
 237,610         Time Warner Inc.                         9,147,985
 130,400         Walt Disney Co.                          9,551,800
--------------------------------------------------------------------
                                                         43,088,535
--------------------------------------------------------------------
Packaging--1.6%
 614,000         Owens Illinois Corp.*                   14,582,500
--------------------------------------------------------------------
Pharmaceuticals--2.3%
 90,500          Bristol Myers Squibb                    11,493,500
 104,300         Pfizer, Inc.                             9,686,863
--------------------------------------------------------------------
                                                         21,180,363
--------------------------------------------------------------------
Retail Trade--1.0%
 222,600         Walgreen Co.                             9,154,425
--------------------------------------------------------------------
Retail-Department Stores--2.1%
 658,400         Dillard Department Stores, Inc.         19,669,700
--------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--2.0%
 571,000         Lehman Brothers Holdings, Inc.          18,057,875
--------------------------------------------------------------------
Semiconductors & Electronics--4.3%
 247,000         Intel Corp.                             40,075,750
--------------------------------------------------------------------
Specialty Finance & Agency--8.6%
 345,300         Federal National Mortgage Assn.         13,639,350
 828,200         First USA, Inc.                         41,927,625
 683,925         MBNA Corp.                              23,595,413
--------------------------------------------------------------------
                                                         79,162,388
--------------------------------------------------------------------
Specialty Retail--1.0%
 311,900         Service Corp. International              9,045,100
--------------------------------------------------------------------
Technology Capital Goods--1.5%
 286,400         Applied Materials Inc.*                 14,141,000
--------------------------------------------------------------------
Tire & Other Related Rubber Products--2.1%
 362,400         Goodyear Tire & Rubber Co.              19,750,800
--------------------------------------------------------------------
Tobacco--3.0%
 229,400         Philip Morris Companies, Inc.           27,269,925
--------------------------------------------------------------------
Total Common Stocks
   (Cost $661,066,240)                                $ 913,741,765
--------------------------------------------------------------------
--------------------------------------------------------------------
 Principal
 Amount        Description                                     Value
====================================================================
 Repurchase Agreement--2.0%
 $18,300,000   Joint Repurchase Agreement Account
               5.63%, 02/03/97                        $  18,300,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $18,300,000)                                 $  18,300,000
--------------------------------------------------------------------
Total Investments
   (Cost $679,366,240)(a)                             $ 932,041,765
--------------------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $ 255,377,138
   Gross unrealized loss for investments in
      which cost exceeds value                           (3,163,091)
--------------------------------------------------------------------
   Net unrealized gain                                $ 252,214,047
====================================================================

 *  Non-income producing security.
(a) The aggregate cost for federal income tax purposes is $679,827,718.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
----------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund

----------------------------------------------------------------------

Objective and Investment Approach

           The Goldman Sachs Small Cap Equity Fund's objective is long-term capital appreciation, primarily through investments in equity securities of U.S. companies with market capitalizations of $1 billion or less. The fund is managed using a "business value" approach to investing, which means we look for attractive companies with high or improving returns on capital that we believe can achieve solid, sustainable growth, as well as generate free cash after investing for future growth. This approach differs markedly from many emerging growth small-cap funds that invest in companies with high price-to-earnings multiples solely on the basis of rapid, but frequently unsustainable, growth rates. Using our own rigorous fundamental research, which includes meeting with a company's management and examining a company's competitors, customers and suppliers, we build the fund's portfolio one stock at a time.

Performance Review:  Class A Shares Outperformed the Benchmark and the S&P 500


--------------------------------------------------------------------
                                    Fund Total Return    Russell
                                      (based on net    2000 Total
                                       asset value)       Return
                                       -----------        ------
 Class A  (1/31/96 - 1/31/97)*            27.28%          18.95%
 Class B  (5/1/96 - 1/31/97)*              5.39%           7.32%
--------------------------------------------------------------------

* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

        During the period under review, small-cap stocks achieved strong returns but still underperformed large-cap stocks. Small-caps began the period on a strong note, outpacing large-caps from February through May, then gave up their early lead during June and July when the market experienced a sharp correction. While both large-cap and small-cap stocks sold off, small-caps were particularly hard hit. During the latter half of the period, the market surged to record highs, but small-caps trailed their larger peers as investors rushed to participate in the rising market, but hedged their bets by sticking with the largest, most liquid stocks.

        Despite the small-cap sector's waning momentum, we are pleased to report that the fund's Class A shares returned 27.28% (at net asset value), outperforming both its benchmark, the Russell 2000 index (18.95%), and the large-cap S&P 500 stock index (26.25%). In addition, the fund's Class A shares placed in the top third of the Lipper small-company growth fund category (ranking 129th out of 394) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B shares.) The fund's Class B shares also achieved positive returns, but did not fare as well because their inception coincided with the start of a more difficult market environment for small-cap stocks.

        The fund's performance was especially strong during the first half of the period, when a number of its long-held investments performed well. These positions included some companies that had experienced temporary difficulties and rebounded on improving fundamentals, as well as companies that had been relatively undiscovered and garnered increased investor awareness due to continued strong earnings gains. The fund also performed better than the broader market during the summer correction, when expensive, momentum-type stocks were hit harder than those with inexpensive valuations, which the fund typically emphasizes. In contrast, during the second half of the period, stocks with momentum characteristics rebounded, while the types of stocks that the fund stresses did not perform as strongly. In addition, the fund experienced price corrections in several holdings due to earnings volatility.

        The fund's top performers during the period came from a wide variety of industries, with Black Box Corp. and Morningstar Group, Inc. contributing significantly to overall results. Black Box Corp., a catalog marketer of

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
communications and networking products, was the fund's largest holding in the beginning of the period and climbed substantially as it continued to achieve record revenues and profits due to successful direct marketing efforts and new product introductions. The position in Black Box was then sold after it reached our target price. Morningstar Group, Inc., a manufacturer of specialty foods, was the fund's eighth largest holding at the start of the period and nearly tripled in price when it consolidated its market position through internal growth, new product introductions and several attractive acquisitions. The fund has held Morningstar Group for over four years; it is a good example of our willingness to hold strong businesses until the market recognizes their true value.

        Other strong performers included American Safety Razor Co., the leading U.S. manufacturer of private-brand and value-priced shaving blades, which benefited from internal profit enhancement efforts and particularly strong sales of its branded and private-label shaving and personal care products; Movado Group, Inc., the owner of the Movado, Concord and Esquire watch brands, which rebounded due to significant sales growth, new licensing agreements and increased analyst coverage; J. Baker, Inc., a diversified retailer of footwear and apparel, which announced its intention to sell its shoe division in order to focus its resources on its successful "Casual Male Big & Tall" stores; and Nimbus CD International, Inc., a CD and CD-ROM manufacturer that we sold after it rose sharply due to high investor expectations of future DVD (digital video disk) demand. Finally, several financial holdings performed well, such as Horace Mann Educators Co., a provider of property, casualty and life insurance for the educator market, and Terra Nova Bermuda Holdings, a worldwide provider of property casualty insurance and reinsurance.

        Not all of the fund's holdings fulfilled our expectations. Several stocks were hurt by disappointing earnings, although we continue to believe in their long-term prospects. For example, Landstar System, Inc. experienced weakness when the restructuring of its trucking operations from a fixed cost to a variable cost business took longer than expected. In addition, Central Maine Power Co. was impacted by uncertainty in the regulatory environment, and Alpine Lace Brands, Inc., a developer and marketer of cheese products, declined due to an increase in commodity cheese prices. We took advantage of lower prices and increased the fund's positions in all three stocks. In contrast, we liquidated two other underperformers, Musicland Stores Corp. and Levitz Furniture Inc., because their fundamental businesses continued to deteriorate.

Recent Additions

        During the period, we initiated a number of positions that have already contributed to performance. These included Linens 'N Things, Inc., a retailer of home accessories, which was attractively valued versus its key competitor, Bed, Bath and Beyond, and has significant store expansion and margin improvement potential, and Sun Healthcare Group, Inc., a well-managed owner/operator of nursing homes with attractive long-term growth potential. Though Sun Healthcare Group has been temporarily impacted by a government investigation of one of its subsidiaries, we believe this issue is fully reflected in the current stock price. In the technology sector, we added DecisionOne Holdings Corp., the leading independent provider of computer hardware and maintenance support services to U.S. companies. We intend to continue to focus on technology-related service providers and distributors that we believe are positioned to benefit from the expected long-term growth of the sector but are not dependent on the success of any single product or service.

        Other new investments were APS Holding Corp., a distributor of automotive parts, which was depressed by industry- and company-specific issues that we believe to be temporary, and Friedman's, Inc., a retailer of inexpensive jewelry with significant expansion potential and a very low-cost operating strategy. We also added two specialty insurance companies, SCPIE Holdings, Inc. and Symon's International Group, Inc.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund (continued)

--------------------------------------------------------------------------------
Sales Included Several Financial Holdings

        The fund sold several stocks after they appreciated and reached our target prices. These included a number of financial holdings, such as Greenpoint Financial Corp., the leading national lender of "no-documentation--low-documentation" mortgages; Dime Bancorp, Inc., the fifth largest thrift in the U.S.; and Western National Corporation, a marketer of annuity products.


--------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                     Percentage of
                                                       Total Net
 Company                        Line of Business         Assets
 Movado Group, Inc.             Luxury and                5.6%
                                  Affordable Watch
                                  Distributor

 DecisionOne Holdings Corp.     Computer Support          4.9%
                                  Provider

 Sun Healthcare Group, Inc.     Healthcare Services       3.9%
 APS Holding Corp.              Automotive Parts          3.6%
                                  Distributor

 Mariner Health Group, Inc.     Healthcare Services       3.6%
 Groupe AB                      Television                3.5%
                                  Programming
                                  Distributor

 Friedman's, Inc.               Jewelry Retailer          3.5%
 J. Baker, Inc.                 Specialty Apparel         3.5%
 Heritage Media Corp.           Marketing Services        3.4%
                                  Provider
 Linens 'N Things, Inc.         Home Products             3.1%
                                  Retailer
--------------------------------------------------------------------

Outlook

        One of the key factors that will affect equity performance during 1997 will be the continuation of the favorable economic environment of moderate growth and low inflation, which would ensure that both the corporate earnings outlook and the interest rate climate remain hospitable. Small-capitalization stocks as a group currently appear undervalued relative to large-cap stocks and to their own expected earnings potential. We believe that corporate earnings growth will slow somewhat in 1997, and to the extent that smaller companies can achieve better earnings growth than larger companies, they should perform relatively well. The performance of small-caps will particularly depend on investors broadening their focus from the largest, most liquid stocks to smaller, less widely followed issues. We are optimistic regarding the fund's future performance based on the strong earnings growth and the free cash flow we expect from many of our top holdings, as well as from new investments.

/s/ Paul D. Farrell

Paul D. Farrell
Senior Portfolio Manager,
U.S. Active Equity Value

/s/ Matthew B. McLennan

Matthew B. McLennan
Assistant Portfolio Manager,
U.S. Active Equity Value

/s/ Timothy G. Ebright

Timothy G. Ebright
Portfolio Manager,
U.S. Active Equity Growth

March 3, 1997

--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund
January 31, 1997


-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 Index ("S&P 500") and the Russell 2000) are shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                           [LINE GRAPH APPEARS HERE]

               GS Small Cap Class A   GS Small Cap Class A            Russell
                 (w/sales charge)       (no sales charge)    S&P 500    2000
               --------------------   ---------------------  -------  -------
10/22/92            $ 9,450                  10,000          $10,000  $10,000
 1/31/93             11,138                  11,786           10,655   11,733
 1/31/94             14,494                  15,337           12,027   13,914
 1/31/95             11,953                  12,649           12,091   13,078
 1/31/96             12,813                  13,559           16,768   17,010
 1/31/97             16,320                  17,270           21,183   20,242

                                    Class B

                           [LINE GRAPH APPEARS HERE]

               GS Small Cap Class B  GS Small Cap Class B            Russell
               (no redemp. charge)    (w/redemp. charge)    S&P 500   2000
               --------------------  --------------------   -------  -------
5/1/96              $10,000               $10,000           $10,000  $10,000
1/31/97              10,539                10,039            12,218   10,732

                                  -----------------------------------------
                                        Average Annual Total Return
                                  -----------------------------------------
                                       One Year        Since Inception/(a)/
  -------------------------------------------------------------------------
  Class A, no sales charge              27.28%                13.61%
  -------------------------------------------------------------------------
  Class A, w/sales charge               20.27%                12.12%
  -------------------------------------------------------------------------
  Class B, no redemption charge           N/A                  5.39%/(b)/
  -------------------------------------------------------------------------
  Class B, w/redemption charge            N/A                  0.39%/(b)/
  -------------------------------------------------------------------------

/(a)/ Class A and Class B shares commenced operations on October 22, 1992 and May 1, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund
January 31, 1997

--------------------------------------------------------------------



Shares           Description                                  Value
====================================================================
Common Stocks--92.5%
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--3.6%
 777,200         APS Holding Corp.*                   $   7,869,150
--------------------------------------------------------------------
Commercial Products--2.4%
 211,000         Figgie International, Inc. Class A*      2,611,125
 231,400         Figgie International, Inc. Class B*      2,487,550

--------------------------------------------------------------------
                                                          5,098,675
--------------------------------------------------------------------
Commercial Services--1.0%
 539,200         Opinion Research Corp.*                  2,022,000
--------------------------------------------------------------------
Computers & Peripherals--7.5%
 598,700         DecisionOne Holdings Corp.*             10,477,250
 467,100         Multiple Zones International, Inc.*      5,605,200

--------------------------------------------------------------------
                                                         16,082,450
--------------------------------------------------------------------
Consumer Staples--3.8%
 270,700         American Safety Razor Co.*               3,958,987
 389,400         Spartech Corp.                           4,234,725
--------------------------------------------------------------------
                                                          8,193,712
--------------------------------------------------------------------
Electric Utilities--2.2%
 433,900         Central Maine Power Co.                  4,827,137
--------------------------------------------------------------------
Electrical Equipment--2.3%
 240,100         Carbide/Graphite Group*                  5,012,087
--------------------------------------------------------------------
Food--2.3%
 374,600         Alpine Lace Brands, Inc.*                2,341,250
 109,000         Morningstar Group, Inc.*                 2,588,750
--------------------------------------------------------------------
                                                          4,930,000
--------------------------------------------------------------------
Healthcare Management--9.0%
 20,100          Health Systems International, Inc.*        520,088
 798,000         Mariner Health Group, Inc.*              7,780,500
 517,100         Sun Healthcare Group, Inc.*              8,402,875
 146,200         Trigon Healthcare, Inc.*                 2,595,050
--------------------------------------------------------------------
                                                         19,298,513
--------------------------------------------------------------------
Home Furnishing & Services--2.9%
 221,500         Congoleum Corp.*                         3,156,375
 160,900         Synthetic Industries, Inc.*              3,036,988
--------------------------------------------------------------------
                                                          6,193,363
--------------------------------------------------------------------
Insurance Specialty--1.6%
 63,100          Old Republic International Corp.         1,695,812
 83,900          Scpie Holdings, Inc.*                    1,761,900
--------------------------------------------------------------------
                                                          3,457,712
--------------------------------------------------------------------
Insurance-Life--0.3%
 36,000          AmerUs Life Holdings, Inc.*                711,000
--------------------------------------------------------------------
Insurance-Property and Casualty--6.0%
 50,500          Horace Mann Educators Co.                2,158,875
 206,500         IPC Holdings Ltd.                        4,943,094
 92,200          Symons International Group*              1,475,200
 215,800         Terra Nova Bermuda Holdings              4,262,050
--------------------------------------------------------------------
                                                         12,839,219
--------------------------------------------------------------------
Leisure--1.0%
 210,700         Trump Hotels & Casino Resorts,
                 Inc.*                                    2,212,350
--------------------------------------------------------------------
Media Content--9.0%
 596,300         Groupe AB SA ADR*                        7,602,825
 609,800         Heritage Media Corp.*                    7,393,825
 432,300         International Post Ltd.*                 1,729,200
 324,200         Platinum Entertainment, Inc.*            2,674,650
--------------------------------------------------------------------
                                                         19,400,500
--------------------------------------------------------------------
Metal Products--0.5%
 57,200          Doncasters Plc ADR*                      1,122,550
--------------------------------------------------------------------
Packaging--0.7%
 88,100          Shorewood Packaging Corp.*               1,596,813
--------------------------------------------------------------------
Real Estate--0.7%
 73,700          Insignia Financial Group, Inc.*          1,538,487
--------------------------------------------------------------------
Recreation Products--5.6%
 539,200         Movado Group, Inc.                      12,064,600
--------------------------------------------------------------------
Restaurants & Hotels--6.4%
 262,400         IHOP Corp.*                              6,461,600
 399,300         Mortons Restaurant Group, Inc.*          6,438,713
 40,000          Sonic Corp.*                               815,000
--------------------------------------------------------------------
                                                         13,715,313
--------------------------------------------------------------------
Retail Hardgoods--4.7%
 731,000         Brookstone Inc.*                         5,939,375
 290,700         Finlay Enterprises, Inc.*                4,287,825
--------------------------------------------------------------------
                                                         10,227,200
--------------------------------------------------------------------

--------------------------------------------------------------------



--------------------------------------------------------------------


Shares           Description                                  Value
====================================================================
Common Stocks (continued)
Specialty Retail--12.7%
 506,200         Friedmans, Inc.*                      $  7,593,000
 242,000         General Nutrition Companies, Inc.*       4,386,250
 1,500           Hibbett Sporting Goods, Inc.*               24,375
 1,100,400       J. Baker, Inc.                           7,565,250
 87,000          Leslies Poolmart, Inc.*                  1,141,875
 307,200         Linens N'Things, Inc.*                   6,758,400
--------------------------------------------------------------------
                                                         27,469,150
--------------------------------------------------------------------
Telephone Communications--0.3%
 15,400          Telephone & Data Systems, Inc.             587,125
--------------------------------------------------------------------
Textiles--1.6%
 87,800          Samsonite Corp.*                         3,468,100
--------------------------------------------------------------------
Trucking--2.3%
 207,100         Landstar Systems, Inc.*                  4,918,625
--------------------------------------------------------------------
Voice, Video and Data--2.1%
 263,200         Pegasus Communications,  Inc.*           3,224,200
 142,700         Rural Cellular Corp.*                    1,391,325
--------------------------------------------------------------------
                                                          4,615,525
--------------------------------------------------------------------
Total Common Stocks
   (Cost $194,261,908)                                 $199,471,356
====================================================================
Principal
Amount        Description                                     Value
====================================================================
Corporate Bond--0.2%
--------------------------------------------------------------------
$    500,000  J. Baker, Inc.
              7.0%, 06/01/02                           $    412,500
--------------------------------------------------------------------
Total Corporate Bond
   (Cost $498,387)                                     $    412,500
====================================================================
Repurchase Agreement--7.7%
--------------------------------------------------------------------
$16,600,000   Joint Repurchase Agreement Account
              5.63%, 02/03/97                          $ 16,600,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $16,600,000)                                  $ 16,600,000
====================================================================
Contracts     Description                                     Value
====================================================================
Options*--0.5%
 200           S&P 500 Index Put Strike 725
               exp. 03/97                              $     95,000
 351           S&P 500 Index Put Strike 700
               exp. 03/97                                    92,138
 560           S&P 500 Index Put Strike 750
               exp. 06/97                                   938,000
--------------------------------------------------------------------
Total Options
   (Cost $1,643,182)                                   $  1,125,138
====================================================================
Total Investments
   (Cost $213,003,477)/(a)/                            $217,608,994
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                         $ 31,335,604
   Gross unrealized loss for investments in
      which cost exceeds value                          (26,835,810)
--------------------------------------------------------------------
   Net unrealized gain                                 $  4,499,794
====================================================================

*   Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $213,109,200.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

           The Goldman Sachs International Equity Fund seeks long-term capital appreciation by investing in equity securities of companies organized or traded outside the U.S. that we believe have the potential to appreciate over the long term. The fund focuses on growing companies that are attractively valued and have strong, competitive positions in their respective industries. The fund's portfolio managers are based in London, Tokyo and Singapore and their knowledge of local markets plays an important role in uncovering investment opportunities. While the fund does not allocate assets across specific countries based on top-down economic or market forecasts, the portfolio managers strive to manage risk by remaining diversified by country and industry sector and by closely monitoring economic and political events in countries in which the fund does invest.

Economic and Market Overview: European Markets Were Strong Despite Weak Economies; Asia Faltered

           Economic growth was slower than expected in many countries during the period, prompting further monetary easing in much of Europe and continued very low short-term interest rates in Japan. European equity markets performed very well despite the growth shortfall, benefiting from an increased focus on improving shareholder value. The Japanese market declined significantly, while results in other Asian markets were mixed.

 . Europe. The economies of several European markets, such as the U.K., Norway and Ireland, strengthened during the period, but overall growth remained weak throughout most of Europe. A number of European countries attempted to stimulate their economies through monetary easing, but maintained tight fiscal policies in an effort to reduce their budget deficits enough to qualify for European Monetary Union. This strategy proved to be only modestly successful, as unemployment remained at record highs, particularly in Germany. Though the recovery was somewhat disappointing, European equity markets rose 26.6% during the period (as measured by the FT/S&P Actuaries Europe Index in terms of local currencies), fueled by low inflation, low interest rates and relatively strong bond markets. In addition, corporate profits improved, reflecting increased emphasis on cost cutting and restructuring. The equity markets of Finland, Spain and Sweden were among the strongest performers, while British stocks lagged much of Europe due to a strengthening currency (which made U.K. exports more expensive) and expectations of increases in short-term interest rates.

 . Japan. The Japanese economy strengthened during the period, but earnings growth fell short of expectations. For the 12-month period ended January 31, Japanese stocks (as measured by the TOPIX index in yen) declined 14.9%, with approximately half of the loss occurring in January 1997 alone. During the first half of the period, the Japanese market was bolstered by heavy demand from Europe and the U.S., but foreign investors subsequently became net sellers when the economic recovery softened and raised uncertainty surrounding the sustainability of corporate profits. The weaker corporate earnings outlook resulted in a conspicuous divergence between the performance of the largest international blue-chip stocks and the rest of the market, particularly in the third quarter. Lackluster investor sentiment was further exacerbated at the end of the year due to increased pessimism that the Liberal Democratic Party (LDP) government's higher taxes and scant spending on public works would dampen the economy.

 . Asia (ex-Japan). Asian stock markets rose 2.4% during the period, as measured by the MSCI All Country Asia Free (Ex Japan) Index (in terms of local currencies). Asian markets began the period on a strong note, but several markets faltered during the spring and summer due to a host of issues. These included political uncertainty arising from national elections in several Asian countries as well as slowing economic growth throughout the region, principally due to weak electronics exports. From
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
September 1996 through January 1997, the region generally improved due to stronger corporate earnings and stabilizing exports. The performance of the individual markets varied widely. Malaysia was one of the region's best performing markets during the period under review, rising 18.4%; Hong Kong, the largest market in the region, performed well with a 12.0% return; and Thailand was by far the weakest market, declining 45.3% (all in local currency terms).

Performance Review: Security Selection, Country Allocations and Industry Weightings All Contributed to Strong Performance

------------------------------------------------------------------------------
                                                  Fund Total      FT/S&P
                                                    Return       Actuaries
                                                   (based on     Europe &
                                                  net asset   Pacific Index
                                                    value)     Total Return
                                                    ------     ------------
 Class A  (1/31/96 - 1/31/97)*                      13.48%         1.27%
 Class B  (5/1/96 - 1/31/97)*                        2.83%        -4.22%
 Institutional (2/7/96 - 1/31/97)*                  12.53%         0.53%
 Service (3/6/96 - 1/31/97)*                        10.42%         0.86%
------------------------------------------------------------------------------

* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B, Institutional and Service shares is a cumulative total return (not annualized) from their inception through the end of the period.

           The fund performed extremely well during the period under review, with all of its share classes outperforming the benchmark, the Financial Times/S&P Actuaries Europe & Pacific Index ("Europac") unhedged. Europac is a capitalization-weighted composite of approximately 1,500 stocks from 23 countries in Europe and the Asia-Pacific region and is calculated on a monthly basis. We are also pleased to note that the fund's Class A shares placed in the top third of the Lipper international fund category (ranking 93rd out of 342) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B, Institutional or Service shares.)

           The primary driver of the fund's superior performance was successful stock selection, as we continued to focus on growing companies that actively increased shareholder value through actions such as cost cutting, share buybacks or restructuring. In addition, country allocations that worked in the fund's favor were its overweighting in Sweden, one of the strongest performing markets during the period, and its underweighting in Japan, one of the weakest, each the result of our bottom-up approach to stock selection. The fund's industry allocations also added value. The fund was overweighted in business services and diversified consumer goods/services, which were among the best performing sectors, and underweighted in financial services and basic industries, which performed relatively poorly.

           In terms of currency exposure, though the fund's neutral exposure is unhedged, it was substantially hedged against the yen, which benefited performance significantly when the yen continued to fall against the dollar. In addition, the fund was partially hedged against some European currencies, such as the Deutsche mark and the Swiss franc, which worked in its favor when the dollar rose against those currencies.

           The fund's Class B shares outperformed the benchmark by a wide margin, but their performance was not as strong as the other share classes because they began operations in May, after equity prices had already risen significantly.

Portfolio Composition: A Widely Diversified Portfolio

           As of January 31, 1997, the fund held positions in 56 companies based in 16 countries. In terms of total portfolio assets, the five largest country exposures were Japan (27.3%), the U.K. (12.6%), Germany (7.1%), Sweden (7.0%) and Switzerland (6.8%).

Europe. At the end of the period, the portfolio's 53.0% allocation in European stocks was in line with that of the benchmark (54.1%). In general, growth stocks led the
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund (continued)


--------------------------------------------------------------------------------
market during the period. Many of the fund's European holdings were growth-oriented stocks that benefited from positive earnings surprises and successful efforts by senior management to enhance equity returns and shareholder value. Several of the portfolio's longer term European holdings were, once again, among its strongest performers. Securitas (Sweden), the largest security services company in Europe, more than doubled during the period, boosted by earnings from companies it acquired in Germany, France and Portugal. Fresenius (Germany), a major producer of medical supplies, rose over 140% as it merged its global kidney dialysis division with W. R. Grace's National Medical Center healthcare subsidiary and spun off the resulting business, Fresenius Medical Care. Ericsson (Sweden), one of the world's leading suppliers of mobile telephones and infrastructure, rebounded from weakness early in the period when it achieved very good earnings, which reassured investors that it was not suffering from margin pressure or weak mobile telephone orders. Other strong performers were Randstad Holdings (Netherlands), the leading temporary help organization in its market, which reported healthy sales and earnings as its business continued to expand, and Comptoirs Modernes (France), a supermarket chain operator, which gained market share in France and made important acquisitions in Spain.

           Several of the fund's newer additions also contributed to its positive results. These included two pharmaceutical companies: Hoechst (Germany), whose acquisition and restructuring plans indicate a commitment to improving shareholder value, and Novartis (Switzerland), which was formed through the merger of Ciba-Geigy and Sandoz and is expected to benefit from significant cost reductions as well as new product development. Other significant new positions that performed well were SGS Thomson (France), one of the 10 largest semiconductor manufacturers in the world, which operates in the high-value-added, application-specific sector of the market, and Telecom Italia Mobile (Italy), the leading mobile telephone operator in Italy, which generates strong cash flow and is extremely profitable.

Japan. Approximately 27% of the fund was invested in Japan, which was underweighted relative to the benchmark (32.1%). The fund's Japanese stocks fared better than the market, as we avoided banks and brokerages, two of the weakest industries. We invested in companies with relatively robust earnings visibility and good valuations, particularly favoring management that improved cost competitiveness and strengthened their core business. The fund's best performing Japanese stocks were TDK Corp., an electronic components manufacturer that reported better than expected earnings due to strong sales of personal computer-related components; Hoya Corp., an optical glass manufacturer that aggressively restructured its operations and successfully diversified its business so that it now dominates the glass magnetic disc market; and Mirai Industry, a market leader in electric cables, pipes and other electric wiring that introduced new products and cut costs. In contrast, Kyocera Corp., an electronics components manufacturer, reported disappointing results due to increased competition in the semiconductor and communication equipment businesses. A new addition was Takeda Chemical Industry, the largest pharmaceutical company in Japan, where aggressive new management initiatives rapidly expanded overseas sales and improved the profitability of its prescription drug business.

Asia-Pacific. Asia, a 13.5% allocation (excluding Japan), was slightly overweighted compared with the benchmark's 10.7%, with Hong Kong representing the largest country position at 6.7% of the portfolio. For most of the period, the fund was overweighted in Malaysia, Hong Kong and Australia, which were three of the better performing Asian markets. Though the performance of some of the other markets fell short of expectations, our stock selection within the region worked in the fund's favor. Several of the fund's top performers were financial stocks, including Commerce Asset-Holdings, the fifth largest financial group in Malaysia, which benefited from its merchant banking operations and strong loan growth, and HSBC Holdings, a Hong Kong-based banking and financial services organization, which reported strong results due to its dominant market position. New holdings include Australia & New Zealand Bank Group, a bank that is positioned to benefit from the potential deregulation in Australia's financial services sector, and Asia Satellite Telecommunications Holdings Ltd., a
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
leading satellite owner and operator in the Asia-Pacific region that owns prime orbital slots that are expected to result in high utilization rates and fees.

--------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                       Percentage
                                                        of Total
 Company            Country        Line of Business    Net Assets
 HSBC Holdings      Hong Kong      Banking and            3.0%
                                     Finance

 Novartis           Switzerland    Pharmaceuticals        3.0%

 Fresenius          Germany        Kidney Dialysis        2.4%
                                     Equipment

 TDK Corp.          Japan          Tape and Disc          2.4%
                                     Manufacturer

 Telecom Italia     Italy          Mobile Tele-           2.4%
   Mobile                            communications
                                     Operator

 Canon, Inc.        Japan          Office Equipment       2.4%
                                     Manufacturer

 Adecco             Switzerland    Temporary Help         2.4%
                                     Services

 Adidas             Germany        Sporting Goods         2.4%
                                     Manufacturer

 Hoechst            Germany        Chemical and           2.3%
                                     Drug
                                     Manufacturer

 Hoya Corp.         Japan          Optical Glass          2.3%
                                     Manufacturer
--------------------------------------------------------------------

Outlook

           In the near term, we expect most international economies to continue to experience moderate growth and subdued inflation. We are particularly positive on the prospects for the European markets in 1997, where we expect a modest acceleration in economic growth and a continuation of healthy corporate earnings growth helped by cost cutting as well as restructuring initiatives.

           We are currently most concerned about Japan. Despite the sharp correction, we expect to remain underweighted in the Japanese market because of our negative view of the banking sector and only modest earnings recoveries in nonmanufacturing sectors. Lack of investor confidence in the government's commitment to deregulation, as well as simultaneous weakness in the bond and currency markets, have all impacted market sentiment. In this state of uncertainty, superior stock selection will be essential, and we intend to emphasize companies with clear earnings visibility, strong management and attractive valuations. Despite the generally poor conditions, the earnings for the fund's Japanese holdings are above expectations and are being upgraded. In non-Japan Asia, corporate earnings reports have been mixed, but we believe improved political stability and export growth should help stocks in 1997.

           Finally, we are pleased to report that we have expanded our international equity team in all geographic regions to support our effort to seek out the most promising companies around the world.

/s/ Roderick D. Jack

Roderick D. Jack
Senior Portfolio Manager, London

/s/ Marcel Jongen

Marcel Jongen
Senior Portfolio Manager, London

/s/ Shogo Maeda

Shogo Maeda
Senior Portfolio Manager, Tokyo

/s/ Warwick M. Negus

Warwick M. Negus
Senior Portfolio Manager, Singapore

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and Class B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Financial Times-Actuaries World Euro-Pacific Index Unhedged ("FT Euro-Pac (Unhedged)/(b)/) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                     Class A

                            [LINE GRAPH APPEARS HERE]

               GS Intl Eq          GS Intl Eq
                 Class A             Class A         FT Euro-Pac    Ft Euro-Pac
            (w/sales charge)    (no sales charge)     (Comb )(b)     (Unhedged)
            ----------------    -----------------    -----------    -----------
12/1/92           9,450              10,000            10,000          10,000
1/31/93           9,566              10,123            10,063          10,055
1/31/94          12,066              12,768            13,498          14,399
1/31/95          10,058              10,643            12,119          13,902
1/31/96          12,942              13,695            13,983          16,039
1/31/97          14,961              15,546            14,160          16,243
                             Class B

                    [LINE GRAPH APPEARS HERE]

               GS Intl Eq          GS Intl Eq
                 Class B             Class B         FT Euro-Pac
            (w/sales charge)    (no sales charge)    (Unhedged)
            ----------------    -----------------    -----------
5/1/96           10,000              10,000            10,000
1/31/97          10,283               9,783             9,578
                 Institutional

           [LINE GRAPH APPEARS HERE]

              GS Intl Equity       FT Euro-Pac
            Institutional Class    (Unhedged)
            -------------------    -----------
2/7/96           10,000              10,000
1/31/97          11,253              10,053

                    Service

           [LINE GRAPH APPEARS HERE]

              GS Intl Equity       FT Euro-Pac
              Service Class        (Unhedged)
              --------------       -----------
3/6/97           10,000              10,000
1/31/97          11,042              10,086

                                      ----------------------------------------
                                             Average Annual Total Return
                                      ----------------------------------------
                                             One Year       Since Inception/(a)/
-------------------------------------- ------------------- --------------------
Class A, no sales charge                     13.48%              11.15%
-------------------------------------- ------------------- --------------------
Class A, w/sales charge                       7.26%               9.66%
-------------------------------------- ------------------- --------------------
Class B, no redemption charge                  N/A                2.83% /(c)/
-------------------------------------- ------------------- --------------------
Class B, w/redemption charge                   N/A               (2.17)%/(c)/
-------------------------------------- ------------------- --------------------
Institutional Class                            N/A               12.53% /(c)/
-------------------------------------- ------------------- --------------------
Service Class                                  N/A               10.42% /(c)/
-------------------------------------- ------------------- --------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on December 1, 1992, May 1, 1996, February 7, 1996 and March 6, 1996, respectively.
/(b)/ Beginning on September 1, 1994, the Class A shares began using the unhedged FT Euro-Pac as its benchmark (prior thereto, Class A used the hedged FT Euro-Pac). The combined FT Euro-Pac represents the hedged FT Euro-Pac performance up to August 31, 1994 and the unhedged FT Euro-Pac performance from September 1, 1994 through January 31, 1997.
/(c)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.
--------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
January 31, 1997


--------------------------------------------------------------------------------

Shares           Description                                  Value
====================================================================
Common Stocks--91.5%
Australian Dollar--3.6%
 1,851,658       Australia & New Zealand Bank Group
                 (Commercial Banks)                   $  11,355,706
 1,564,955       Woodside Petroleum, Ltd. (Oil &
                 Gas)                                    11,053,763
--------------------------------------------------------------------
                                                         22,409,469
--------------------------------------------------------------------
Austrian Schilling--1.2%
 105,400         Oesterreichische Elektrizitats
                 (Utilities)                              7,698,241
--------------------------------------------------------------------
Belgian Franc--0.2%
 14,400          Dexia (Financial Services)               1,372,240
--------------------------------------------------------------------
British Pound Sterling--12.6%
 1,391,569       British Airport Authority
                 (Transportation)                        11,661,442
 1,788,649       Electrocomponents (Wholesale
                 Trade)                                  12,753,546
 1,261,210       Premier Farnell PLC (Electronics)       10,670,067
   706,368       Misys PLC (Business Services and
                 Computer Software)                      12,393,414
 1,708,700       Rentokil Group (Business Services)      12,553,100
 473,916         Siebe (Machinery and Engineering
                 Services)                                7,973,270
 873,509         Standard Chartered (Banking)            10,497,224
--------------------------------------------------------------------
                                                         78,502,063
--------------------------------------------------------------------
Deutsche Mark--4.7%
 155,760         Adidas AG (Textiles)                    14,749,495
 343,320         Hoechst AG (Healthcare)                 14,439,672
--------------------------------------------------------------------
                                                         29,189,167
--------------------------------------------------------------------
French Franc--6.4%
 22,531          Comptoirs Modernes (Retail)             11,749,983
 40,720          CLF Dexia (Financial Services)           3,649,869
 95,602          CLF Dexia - Registered Shares            8,569,124
                 (Financial Services)
 63,189          Seita (Tobacco)                          2,400,553
 193,600         SGS Thomson Microelectronics
                 (Electronics)                           13,882,408
--------------------------------------------------------------------
                                                         40,251,937
--------------------------------------------------------------------
Hong Kong Dollar--6.7%
 4,148,000       Asia Satellite Tel.
                 (Telecommunications)                     9,233,837
 816,800         HSBC Holdings (Commercial Banks)        18,920,583
 1,185,000       Sun Hung Kai Properties Co. (Real
                 Estate)                                 13,380,759
--------------------------------------------------------------------
                                                         41,535,179
--------------------------------------------------------------------
Irish Pound--2.3%
 1,491,014       Bank of Ireland (Commercial Banks)      14,247,624
--------------------------------------------------------------------
Italian Lira--2.4%
 3,000,500       Telecom Italia Mobile (Utilities)        8,930,448
 3,574,000       Telecom Italia Mobile (Di Risp
                 Shares) (Utilities)                      6,095,944
--------------------------------------------------------------------
                                                         15,026,392
--------------------------------------------------------------------
Japanese Yen--27.3%
 206,000         Aderans Company Ltd. (Retail)            4,808,281
 702,000         Canon, Inc. (Office Equipment
                 Manufacturer)                           14,880,119
 363,000         Hoya Corp. (Electronics and
                 Instrumentation)                        14,520,599
 297,400         Inaba Denkisangyo (Industrial)           5,396,346
 458,000         Kokuyo Co., Ltd. (Office Equipment
                 Manufacturer)                            9,594,787
 149,000         Kyocera Corp. (Electronics)              8,749,887
 358,000         Max Co. (Electronics and
                 Instrumentation)                         5,432,966
 238,900         Mirai Industry Co. (Electrical
                 Equipment Manufacturer)                  5,852,060
 1,927,000       Mitsubishi Heavy Industries Ltd.
                 (Engineering)                           13,874,972
 1,530,000       Mitsui Marine & Fire (Insurance)         8,215,019
 450,100         Santen Pharmaceutical Co.
                 (Healthcare)                             8,352,716
 92,800          Sanyo Shinpan Financial
                 (Financial)                              5,204,668

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs International Equity Fund (continued)
January 31, 1997



--------------------------------------------------------------------

Shares           Description                                  Value
====================================================================
Common Stocks (continued)
Japanese Yen (continued)
 322,000         Shimachu (Retail-Furniture)          $   6,905,027
 213,900         SMC Corp. (Machinery)                   13,125,622
 410,000         Taikisha Ltd. (Machinery)                5,038,558
 570,000         Takeda Chemical Industry
                 (Healthcare)                            11,235,927
 235,000         TDK Corp. (Consumer Goods)              15,040,620
 464,000         Tostem Corp. (Construction)             10,906,842
 146,800         York Benimaru (Retail)                   3,922,900
--------------------------------------------------------------------
                                                        171,057,916
--------------------------------------------------------------------
Malaysian Ringgit--1.9%
 1,328,000       Commerce Asset Holdings
                 (Commercial Banks)                      10,683,829
 581,000         Leader Universal Holdings
                 (Metals-Diversified)                     1,168,544
--------------------------------------------------------------------
                                                         11,852,373
--------------------------------------------------------------------
Netherlands Guilder--5.0%
 146,070         Aegon (Insurance)                        8,951,011
 136,180         Randstad Holdings (Business
                 Services)                                9,471,458
 102,016         Wolters Kluwer (Media)                  12,602,793
--------------------------------------------------------------------
                                                         31,025,262
--------------------------------------------------------------------
Singapore Dollar--1.5%
 1,511,000       Singapore Land (Real Estate)             9,123,100
--------------------------------------------------------------------
Spanish Peseta--1.9%
 63,595          Banco Popular (Commercial Banks)        11,571,494
--------------------------------------------------------------------
Swedish Krona--7.0%
 335,300         Ericsson Telecommunications
                 (Computer - Office)                     11,255,719
 268,440         Hoganas AB (Metal Products)              8,455,037
 405,970         Securitas AB (Business Services)        12,057,737
 3,469,100       Swedish Match AB (Tobacco)              11,741,304
--------------------------------------------------------------------
                                                         43,509,797
--------------------------------------------------------------------
Swiss Franc--6.8%
 52,468          Adecco SA (Business Services)           14,753,971
 6,726           Cie Financier Richemont AG
                 (Consumer Goods)                         9,231,858
 16,335          Novartis AG (Healthcare)                18,730,002
--------------------------------------------------------------------
                                                         42,715,831
--------------------------------------------------------------------
Total Common Stocks
   (Cost $503,926,410)                                $ 571,088,085
====================================================================
Preferred Stock--2.4%
--------------------------------------------------------------------
Deutsche Mark--2.4%
 74,790          Fresenius AG (Health Care),
                 Non-voting                           $  15,042,126
--------------------------------------------------------------------
Total Preferred Stock
   (Cost $4,437,079)                                  $  15,042,126
====================================================================


Principal
Amount           Description                                  Value
====================================================================
Short-Term Obligations--6.6%
--------------------------------------------------------------------
$    41,394,109  State Street Bank & Trust
                 Euro-Time Deposit 5.5%, 02/03/97**   $  41,394,109
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $41,394,109)                                 $  41,394,109
====================================================================
Total Investments
   (Cost $549,757,598)/(a)/                           $ 627,524,320
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $108,968,495
   Gross unrealized loss for investments in
      which cost exceeds value                         (31,533,818)
--------------------------------------------------------------------
   Net unrealized gain                                $  77,434,677
====================================================================

 /(a)/ The aggregate cost for federal income tax purposes is $550,089,643.
 *     Non-income producing security.
 **    A portion of this security has been segregated for extended settlement securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an intergral part of these financial statements.


-------------------------------------------------------------------------------


--------------------------------------------------------------------
Common and Preferred Stock Industry Concentrations

====================================================================
Business Services                                              7.8%
Commercial Banks                                              12.4%
Computer Software and Services                                 2.0%
Computer - Office                                              1.8%
Construction                                                   1.7%
Consumer Goods                                                 3.9%
Electrical Equipment Manufacturer                              0.9%
Electronics                                                    5.3%
Electronics and Instrumentation                                3.2%
Engineering                                                    2.2%
Financial                                                      0.8%
Financial Services                                             2.2%
Health Care                                                   10.9%
Industrial                                                     0.9%
Insurance                                                      2.7%
Machinery                                                      2.9%
Machinery and Engineering Services                             1.3%
Media                                                          2.0%
Metal Products                                                 1.4%
Metals-Diversified                                             0.2%
Office Equipment Manufacturer                                  3.9%
Oil & Gas                                                      1.8%
Real Estate                                                    3.6%
Retail                                                         3.3%
Retail-Furniture                                               1.1%
Telecommunications                                             1.5%
Textiles                                                       2.4%
Tobacco                                                        2.3%
Transportation                                                 1.9%
Utilities                                                      3.6%
Wholesale Trade                                                2.0%
--------------------------------------------------------------------
Total Common and Preferred Stock                              93.9%

====================================================================

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund



--------------------------------------------------------------------------------
Objective and Investment Approach

      The Goldman Sachs Asia Growth Fund seeks long-term capital appreciation by investing in a limited number of carefully selected companies located in 12 Asian markets, including China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand.

      We utilize extensive fundamental research in our search for well-managed companies whose stock prices are, in our opinion, undervalued in the marketplace. Because many companies in the Asian region are growing at relatively rapid rates, we consider a company's return on capital, its price-to-book value and the predictability of its earnings stream as among the best measures of its intrinsic value. A strong market position and a skilled management team dedicated to maximizing shareholder returns are also important to us. Our investment process includes face-to-face meetings with senior management as well as frequent contact with a company's customers, suppliers and competitors.

      While our primary focus is on stock selection, we seek to carefully manage risk by diversifying the fund's portfolio in terms of countries, industry sectors and size of capitalization. We are also mindful of making certain that the market for a particular stock is relatively liquid, so we can easily sell a position if our opinion changes. From time to time, we may choose to significantly overweight or underweight our holdings in one country compared with our benchmark, if we believe there is a compelling reason to do so. Finally, we closely monitor the potential impact of political and economic events in the region on particular companies and adjust the portfolio accordingly.

Market Overview:  Results Were Mixed in Asian Markets

      As a group, the Asian stock markets rose 2.37% during the period, as measured by the MSCI All Country Asia Free (Ex Japan) Index (without dividends reinvested). The weak performance indicated by the Index masks the wide divergence of performance among the individual Asian markets, as several countries rose more than 10% while others fell more than 20%. The period under review began on a strong note, but the region quickly sold off in mid-February when investors became unnerved by rising political tension between China and Taiwan. Though the Asian markets briefly rebounded, investor interest was dampened again during the spring and summer due to uncertainty surrounding national elections in several countries, a decline in exports and slowing economic growth. From October 1996 through January 1997, most Asian markets recovered due to improving corporate earnings and signs of stabilizing export growth.

      In terms of individual markets, Taiwan, Malaysia and Indonesia were the strongest performers, rising 56.0%, 21.9% and 17.5%, respectively (in U.S. dollar terms), with each overcoming brief setbacks such as negative short-term economic data and political upheaval. Other positive markets were India, which was the region's strongest performer during the first half of the year and subsequently gave back some of its gains, and the Philippines, where healthy economic growth and declining inflation renewed investor interest. Hong Kong, the most heavily weighted country in the Index, posted lackluster results early in the period, then rebounded to close the period with a 12.0% gain due to a favorable interest rate environment and a soaring property market. The weakest performer was Thailand, which dropped 46.5%. Thailand was impacted by a very large budget deficit, exacerbated by the slowdown of computer-related exports as well as a tear in the speculative bubble in the real estate market, as nonperforming property loans caused problems in the banking sector. South Korea and Singapore were weak as well, declining approximately 34% and 7%, respectively. South Korean equities were affected by an ongoing investigation of government corruption and a weakening economy, and Singapore's market fell due to soft electronics exports.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Performance Review:  Country Allocations Affected the Fund's Performance


-------------------------------------------------------------------
                                          Fund Total     MSCI AC
                                           Return       Asia Free
                                        (based on net  (Ex Japan)
                                         asset value)    Index +
                                         ------------    -----
 Class A (1/31/96 - 1/31/97)*               -1.01%        2.37%
 Class B (5/1/96 - 1/31/97)*                -6.02%       -2.50%
 Institutional (2/2/96 - 1/31/97)*          -1.09%        2.06%
-------------------------------------------------------------------


 * Class A, B and Institutional share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B and Institutional shares is a cumulative total return (not annualized) from their inception through the end of the period.
 + Represents a price-only index that does not reflect reinvested dividends.

      During the period under review, stock selection benefited the fund as a number of holdings achieved strong returns. The fund's performance was nonetheless affected by its country over- and underweightings relative to the Index when individual markets performed better or worse than expected. For example, Taiwan and Malaysia were two of the region's best performing markets, but the fund was underweighted in those countries and therefore did not fully participate in their rallies.

Financial, Property and Infrastructure Stocks Were the Strongest Performers

      The fund's best performers during the period were its positions in the financial, real estate and infrastructure sectors. Top financial stocks included two of our Hong Kong investments, HSBC Holdings PLC, one of the world's largest banking and financial services companies, and Wing Hang Bank Ltd., a provider of banking, foreign exchange and treasury services, which both benefited from strong growth in mortgage loans resulting from Hong Kong's robust property market. Metropolitan Bank and Trust, the Philippines' largest bank in terms of assets, rose substantially due to the growing Philippine economy and aggressive branch expansion, and Commerce Asset-Holdings, the fifth largest financial group in Malaysia, benefited from its merchant banking operations and strong loan growth.

      In the real estate sector, Hong Kong's booming property market buoyed several of the fund's holdings. These included Sun Hung Kai Properties, one of the largest and best managed property companies in Hong Kong; Henderson Land Development, a large property development and investment holding company that concentrates on mass residential developments; and HKR International Ltd., a real estate developer that primarily focuses on residential development in Discovery Bay on Lantau Island (a self-contained community that offers a "quality lifestyle").

      Other strong performers were two Malaysian companies that benefited from the government's commitment to improve the country's infrastructure. Road Builder Malaysia Holdings, a contractor specializing in civil engineering and road construction, continued its strategic expansion and diversification, and United Engineers Malaysia, Malaysia's largest builder and operator of toll roads, rose due to the opening of several new roads.

      Stocks that did not fulfill our expectations included Leader Universal Holdings, Malaysia's leading manufacturer of power and telecommunication cable, which reported lower than expected earnings due to very low export margins; Industrial Finance Corp. of Thailand (IFCT), which declined in sympathy with Thailand's financial sector; and Tata Engineering and Locomotive Company (TELCO), India's largest vehicle manufacturer, which slumped on speculation concerning rising inventories and general market uncertainty. We significantly reduced the fund's position in Leader Universal Holdings and IFCT, but we continue to have confidence in TELCO, which has strong fundamentals and fared well relative to the broader Indian market.

Portfolio Composition

      As of January 31, 1997, 97.1% of the fund's total market value was invested in equities while 2.2% was in cash equivalents, with the remainder in other securities. The fund's five largest country exposures were Hong Kong (39.9%), Malaysia (13.5%), Singapore (10.1%), India (9.9%) and Indonesia (5.2%).
At the end of the period, the portfolio was overweighted relative to the Index in Hong Kong, India and South Korea, slightly underweighted in
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)



--------------------------------------------------------------------------------

the Philippines, and significantly underweighted in Thailand, Singapore, Malaysia and Taiwan.

Additions in Real Estate and Security Services, Reductions in Several Existing Positions

      During the period, we added Hysan Development Company, a property investment company that owns a number of commercial and residential properties in Hong Kong and should be a beneficiary of rising rental prices, and Taiwan-Sogo Shinkong, a security services company that controls approximately 38% of the market in Taiwan and is expected to experience growing demand from residential clients. Other portfolio changes included the trimming of several positions in Hong Kong after they appreciated significantly and became more fully valued. These included Sun Hung Kai Properties, Henderson Land Development and HKR International Ltd.


   Top 10 Portfolio Holdings as of January 31, 1997
                                                        Percentage
                                        Line of          of Total
   Company               Country        Business        Net Assets
   HKR International     Hong Kong      Property           4.4%
     Ltd.

   Road Builder          Malaysia       Infrastructure     4.1%
     Malaysia Holdings
   Swire Pacific Ltd.    Hong Kong      Conglomerate       4.1%
   Metropolitan Bank     Philippines    Banking and        3.8%
     and Trust                            Finance
   Wing Hang Bank        Hong Kong      Banking and        3.9%
     Ltd.                                 Finance
   Henderson Land        Hong Kong      Property           3.7%
     Development
   HSBC Holdings PLC     Hong Kong      Banking and        3.5%
                                          Finance
   Hutchison             Hong Kong      Conglomerate       3.5%
     Whampoa
   Sun Hung Kai          Hong Kong      Property           3.5%
     Properties
   Commerce Asset-       Malaysia       Conglomerate       3.5%
     Holdings


Outlook

      In 1997, we expect export growth to strengthen, which should stimulate economies throughout the region. With most of the region's elections now over, the region should also benefit from greater political stability in 1997. Though the recent death of Deng Xiaoping may increase near-term volatility, we remain optimistic that the handover of Hong Kong to China will proceed smoothly, as it is in China's best interests to maintain Hong Kong's current economic success. We intend to increase the fund's weightings in Malaysia, the Philippines and Indonesia, markets that we expect to benefit from stable currencies and good economic fundamentals. In September 1996, the benchmark established a new weighting in Taiwan and doubled its weighting in Korea, and we are actively seeking investment opportunities in these countries. We continue to have a favorable view of India but are still cautious regarding Thailand and Singapore, where real estate overdevelopment may continue to hinder their respective markets for the near term.

      In general, we believe that Asian equities are attractively valued on a historical basis. We expect that economic growth in the region may slow somewhat to 5% to 7% annually, still approximately double versus the U.S., one of the world's most mature economies. Over time, we intend to broaden our emphasis from companies that tend to do well in the earliest stages of emerging economies to companies that we believe are poised to benefit most from the region's internal growth. These include new start-ups, consumer-related products and services, and infrastructure companies.

      On another front, we are pleased to announce that we have recently expanded our portfolio management team. Our new team members will focus primarily on real estate companies, conglomerates and cyclical industries, and they will enhance our ability to seek out companies with above-average growth potential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      We appreciate your continued support in what has been a challenging period for the region and the fund. Going forward, we remain confident that the region continues to offer many attractive investment opportunities for investors with a long-term view.


/s/ Warwick M. Negus

Warwick M. Negus
Senior Portfolio Manager,
Asia Active Equity


/s/ Alice Lui

Alice Lui
Portfolio Manager,
Asia Active Equity


/s/ Ravi Shanker

Ravi Shanker
Portfolio Manager,
Asia Active Equity


/s/ Karma A. Wilson

Karma A. Wilson
Portfolio Manager,
Asia Active Equity

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund
January 31, 1997


--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Morgan Stanley Capital International Combined Asia (ex Japan) Index ("MSCI Combined Asia-ex Japan")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                          [LINE GRAPH APPEARS HERE]

                        GS Asia Growth        GS Asia Growth
                            Class A              Class A            MSCI
                        (w/sales charge)     (no sales charge)    Combined
                        ----------------     -----------------    --------
7/8/94                      $ 9,450               $10,000         $10,000
1/31/95                       8,934                 9,454           9,074
1/31/96                      11,300                11,958          11,129
1/31/97                      11,186                11,837          11,393

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                          GS Asia Growth      GS Asia Growth
                              Class B             Class B           MSCI
                         (w/redemp. charge)  (no redemp. charge) Combined
                        -------------------  ------------------   --------
5/1/96                        $10,000             $10,000         $10,000
1/31/97                         9,398               8,928           9,750

                                 Institutional

                           [LINE GRAPH APPEARS HERE]

                                GS Asia Growth        MSCI
                                 Institutional      Combined
                                --------------      --------
2/2/96                             $10,000          $10,000
1/31/97                              9,891           10,206

                                 ----------------------------------------
                                         Average Annual Total Return
                                 ----------------------------------------
                                      One Year       Since Inception/(a)/
-------------------------------------------------------------------------
Class A, no sales charge               (1.01)%             6.78%
-------------------------------------------------------------------------
Class A, w/sales charge                (6.44)%            (4.46)%
-------------------------------------------------------------------------
Class B, no redemption charge            N/A              (6.02)%/(b)/
-------------------------------------------------------------------------
Class B, w/redemption charge             N/A             (10.72)%/(b)/
-------------------------------------------------------------------------
Institutional Class                      N/A              (1.09)%/(b)/
-------------------------------------------------------------------------

/(a)/ Class A, Class B and Institutional shares commenced operations July 8,
      1994, May 1, 1996 and February 2, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Asia Growth Fund
--------------------------------------------------------------------
January 31, 1997

--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks--96.0%
Hong Kong Dollar--39.9%

3,734,000      Asia Satellite Tel.*
               (Telecommunications)                   $   8,312,234
1,107,000      Henderson Land Development Co.
               (Recreational Services)                   10,250,000
7,947,440      HKR International Ltd.
               (Real Estate)                             12,358,582
2,731,000      Hong Kong Electric Holdings
               (Utility)                                  9,709,517
426,000        HSBC Holdings
               (Commercial Banks)                         9,867,983
1,305,000      Hutchison Whampoa
               (Conglomerates)                            9,851,916
2,513,000      Hysan Development
               (Utility)                                  9,145,257
9,735,666      JCG Holdings Ltd.
               (Financial Services)                       8,669,002
2,308,200      San Miguel Brewery Ltd.
               (Breweries)                                1,049,994
869,000        Sun Hung Kai Properties Co.
               (Real Estate)                              9,812,556
1,262,000      Swire Pacific Ltd. "A"
               (Transportation)                          11,603,755
2,316,500      Wing Hang Bank Ltd.
               (Financial Services)                      11,030,952
--------------------------------------------------------------------
                                                        111,661,748
--------------------------------------------------------------------
Indian Rupee--9.9%

235,000       Brook Bond Lipton India Ltd.
              (Food)                                     2,438,494
372,900       Colgate Palmolive
              (Conglomerates)                            2,613,421
259,600       Hindustan Lever Ltd.
              (Household Products)                       6,423,018
10,000        Larsen & Toubro Ltd.
              (Engineering)                                 65,272
143,500       Larsen & Toubro Ltd. GDR
              (Engineering)                              1,919,313
214,000       Larsen & Toubro LTD. GDS
              (Engineering)                              2,862,250
434,250       Mahindra & Mahindra Ltd.
              (Autos and Trucks)                         4,339,472
165,750       Mahindra & Mahindra GDR
              (Autos and Trucks)                         1,895,351
4,000         Niit Limited
              (Computers)                                   32,022
80,000        Tata Engineering & Locomotive Ltd.
              GDR (Engineering)                            786,000
446,600       Tata Engineering & Locomotive Ltd.
              GDS (Engineering)                          4,387,845
--------------------------------------------------------------------
                                                        27,762,458
--------------------------------------------------------------------
Indonesian Rupiah--5.2%

2,374,750     Indofoods Sukses Makmur - Foreign
              (Food)                                     5,245,031
2,346,000     PT Bank of Bali - Foreign
              (Banking)                                  5,675,011
2,613,000     PT Jaya Real Property - Foreign
              (Real Estate)                              3,627,640
--------------------------------------------------------------------
                                                        14,547,682
--------------------------------------------------------------------
Malaysian Ringgit--13.2%

1,217,000     Commerce Asset Holdings
              (Conglomerates)                            9,790,829
623,000       Leader Universal Holdings
              (Electronics)                              1,253,017
1,936,000     Road Builder Malaysia Holdings
              (Construction)                            11,603,540
941,000       Tenaga National Berhad
              (Utility)                                  4,504,385
1,081,000     United Engineers Malaysia Holdings
              (Construction)                             9,696,822
--------------------------------------------------------------------
                                                        36,848,593
--------------------------------------------------------------------
New Taiwan Dollar--2.5%

2,118,000     Taiwan Sogo Shinkong Securities
              (Financial Services)                       7,103,755
--------------------------------------------------------------------
Philippine Peso--4.6%
18,189,000    Centennial City Inc.
              (Real Estate)                              2,208,911
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)
January 31, 1997


--------------------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)

Philippine Peso (continued)

393,454       Metropolitan Bank and Trust
              (Banking)                               $ 10,750,925
--------------------------------------------------------------------
                                                        12,959,836
--------------------------------------------------------------------
Singapore Dollar--9.9%

639,000       Overseas Union Bank - Foreign
              (Banking)                                  5,174,457
1,149,000     Singapore Land
              (Real Estate)                              6,937,420
383,000       Singapore Press Holdings - Foreign
              (Printing & Publishing)                    7,671,970
2,195,000     Straits Steamship Land
              (Conglomerates)                            7,795,852
--------------------------------------------------------------------
                                                        27,579,699
--------------------------------------------------------------------
South Korean Won--3.8%

168,920       Korea Mobile Telecommunications
              Corp. ADR*  (Telecommunications)           2,512,685
4,759         Korea Mobile Telecommunications
              Corp. (Telecommunications)                 5,228,904
7,132         Samsung Fire & Marine Insurance
              (Insurance)                                2,982,743
--------------------------------------------------------------------
                                                        10,724,332
--------------------------------------------------------------------
Thai Baht--3.9%

723,800       Electricity Generating Public Co.
              (Utility)                                  1,815,785
758,100       Electricity Generating Public Co.
              Foreign(Utility)                           1,843,315
1,989,000     Industrial Finance Corp - Foreign
              (Financial Services)                       5,220,069
425,000       Jasmine International Co. - Foreign
              (Diversified)                                602,808
1,617,500     Thai Telephone & Telecom Corp. -
              Foreign (Telecommunications)               1,326,587
--------------------------------------------------------------------
                                                        10,808,564
--------------------------------------------------------------------
United States Dollar--3.1%

387,000       Korea Electric Power Corp. ADR*
              (Utilities)                                8,562,375
--------------------------------------------------------------------
Total Common Stocks
  (Cost $237,846,163)                                 $268,559,042
====================================================================
Rights & Warrants*--0.3%

Singapore Dollar--0.2%

    356,750  Straits Steamship Land, exp. 12/12/00
             (Conglomerate)- warrants                      494,149

Thai Baht--0.1%

    808,750  Thai Telephone & Telecom Corp., exp.
             03/07/97 (Telecommunications)-rights          351,155
--------------------------------------------------------------------
Total Rights & Warrants
  (Cost $287,980)                                     $    845,304
====================================================================
Principal
Amount       Description                                     Value
====================================================================
Corporate Bonds--0.3%

Malaysian Ringitt--0.3%

MYR          United Engineers Malaysia
1,024,000    (Construction) 4.00%, 05/22/99           $    848,528
--------------------------------------------------------------------
Total Corporate Bonds
   (Cost $521,580)                                    $    848,528
====================================================================
Short-Term Obligations--2.2%
$ 6,200,104  State Street Bank & Trust Euro-Time
             Deposit, 5.50%, 02/03/97                 $  6,200,104
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $6,200,104)                                  $  6,200,104
====================================================================
Total Investments
   (Cost $244,855,827)/(a)/                           $276,452,978
====================================================================
Federal Income Tax Information:

   Gross unrealized gain for investments in
      which value exceeds cost                        $ 45,982,425
   Gross unrealized loss for investments in
      which cost exceeds value                         (14,998,273)
====================================================================
   Net unrealized gain                                $ 30,984,152
====================================================================

  *  Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $244,890,862.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------
Common Stock, Rights, Warrants, and Corporate Bond Industry
   Concentrations
====================================================================
Autos and Trucks                                               2.2%
Banking                                                        7.8%
Breweries                                                      0.4%
Commercial Banks                                               3.5%
Conglomerates                                                 10.9%
Construction                                                   7.9%
Diversified                                                    0.2%
Electronics                                                    0.4%
Engineering                                                    3.6%
Financial Services                                            11.5%
Food                                                           2.7%
Household Products                                             2.3%
Insurance                                                      1.1%
Printing & Publishing                                          2.7%
Real Estate                                                   12.5%
Recreational Services                                          3.7%
Telecommunications                                             6.3%
Transportation                                                 4.1%
Utilities                                                     12.8%
--------------------------------------------------------------------
Total Common Stock, Rights, Warrants, and
   Corporate Bonds                                            96.6%
====================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
Statements of Assets and Liabilities
January 31, 1997

-------------------------------------------------------------------------------


                                                                                     Goldman Sachs                 Goldman Sachs
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ===============================================
Assets:
Investments in securities, at value (identified cost $80,718,346, $302,169,999,
   $513,612,707, $679,366,240, $213,003,477, $549,757,598 and $244,855,827,
   respectively)                                                                       $89,222,318                 $393,263,171
Cash, at value                                                                              13,884                        9,802
Receivables:
   Investment securities sold                                                            3,947,652                           --
   Forward foreign currency exchange contracts                                               6,692                           --
   Fund shares sold                                                                        565,860                    3,095,601
   Dividends and interest, at value                                                        451,554                      387,080
   Variation margin                                                                         10,928                       95,387
Deferred organization expenses, net                                                         36,173                            --
Other assets                                                                                97,786                        8,495
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                            94,352,847                  396,859,536
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
   Investment securities purchased                                                       9,690,219                           --
   Forward foreign currency exchange contracts                                                  --                           --
   Fund shares repurchased                                                                  44,298                      548,016
   Amounts owed to affiliates                                                               97,949                      388,699
Covered securities sold short (cash received, $936,984)                                    938,808                           --
Accrued expenses and other liabilities                                                      61,446                       89,126
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                       10,832,720                    1,025,841
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in capital                                                                         73,750,866                  300,246,199
Accumulated undistributed (distributions in excess of) net investment income               180,204                           --
   (loss)
Accumulated undistributed (distributions in excess of) net realized gain (loss)
   on investment, option and futures transactions                                          977,487                    4,402,524
Accumulated net realized foreign currency gain (loss)                                       12,575                           --
Net unrealized gain on investments, options and futures                                  8,611,563                   91,184,972
Net unrealized loss on translation of assets and liabilities denominated in
   foreign currencies                                                                      (12,568)                          --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                             $83,520,127                 $395,833,695
===================================================================================================================================
                                                                      Class A        Class B          Class A       Class B
                                                                    ------------   --------------   -------------  ------------
 Total shares of beneficial interest outstanding, $.001 par
   value (100,000,000 and 25,000,000 shares authorized for
   each Class A and B, respectively)                                  4,336,101          112,660      9,688,806        744,222
Net asset and Class A redemption value per share (a)                     $18.78           $18.73         $23.32         $23.18
Maximum public offering price per share (Class A NAV x
   1.0582)                                                               $19.87           $18.73         $24.68         $23.18
                                                                  Institutional      Service      Institutional     Service
                                                                    ------------   --------------   -------------  ------------
 Total shares of beneficial interest outstanding, $.001 par
   value (50,000,000 shares per each class authorized)                       --               --      6,351,958        157,464
Net asset value, offering and redemption price per share                     --               --         $23.44         $23.27
===============================================================================================================================
(a) At redemption, Class B shares are subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
===============================================================================================================================

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
    Goldman Sachs             Goldman Sachs             Goldman Sachs               Goldman Sachs                Goldman Sachs
  Growth and Income          Capital Growth            Small Cap Equity          International Equity             Asia Growth
         Fund                     Fund                       Fund                       Fund                          Fund
==================================================================================================================================
    $638,954,258               $932,041,765              $217,608,994                $627,524,320                  $276,452,978
          59,158                     94,994                    30,728                   1,735,366                     1,060,177

       1,632,491                  1,390,277                 4,392,159                     959,642                     3,093,623
              --                         --                        --                   2,684,757                            --
       4,847,992                  1,524,356                   820,288                   4,794,141                       685,136
         572,159                    706,624                    85,173                     440,308                       262,880
              --                         --                        --                          --                            --
          19,321                         --                    13,467                      14,573                        77,113
          14,043                     16,281                     2,597                      10,188                           770
----------------------------------------------------------------------------------------------------------------------------------
     646,099,422                935,774,297               222,953,406                 638,163,295                   281,632,677
----------------------------------------------------------------------------------------------------------------------------------

       9,130,091                  9,797,231                 6,585,828                   8,912,558                            --
              --                         --                        --                   3,434,535                         1,495
         414,917                    850,523                   165,072                     198,616                       694,794
         716,432                  1,160,456                   345,810                     833,473                       400,444
              --                         --                        --                          --                            --
          21,990                     99,060                   121,890                     255,084                       846,340
----------------------------------------------------------------------------------------------------------------------------------
      10,283,430                 11,907,270                 7,218,600                  13,634,266                     1,943,073
----------------------------------------------------------------------------------------------------------------------------------
     492,994,560                657,200,330               203,743,684                 542,859,953                   266,426,371
        (193,256)                  (275,552)                       --                     (25,666)                   (1,316,323)

      17,673,137                 14,266,724                 7,385,605                   2,530,732                   (16,027,669)
              --                         --                        --                    (917,847)                     (411,919)
     125,341,551                252,675,525                 4,605,517                 112,491,393                    33,014,375

              --                         --                        --                 (32,409,536)                   (1,995,231)
----------------------------------------------------------------------------------------------------------------------------------
    $635,815,992               $923,867,027              $215,734,806                $624,529,029                  $279,689,604
==================================================================================================================================
   Class A     Class B       Class A     Class B      Class A       Class B        Class A     Class B       Class A      Class B
------------- ----------  ------------- ----------  ------------ ------------   ------------ -----------  ------------ -----------
   26,534,286    751,089     55,021,724    193,240    10,140,493     176,544      27,765,580     997,807    16,122,122    206,387
       $23.18     $23.10         $16.73     $16.67        $20.91      $20.80          $19.32      $19.24        $16.31     $16.24
       $24.53     $23.10         $17.70     $16.67        $22.13      $20.80          $20.44      $19.24        $17.26     $16.24
Institutional   Service   Institutional  Service    Institutional   Service     Institutional    Service   Institutional  Service
------------- ----------  ------------- ----------  ------------- ------------  -------------  ----------- ------------- ---------
        8,321    136,977             --         --            --          --       3,524,169      34,830       815,499         --
       $23.19     $23.17             --         --            --          --          $19.40      $19.34        $16.33         --
==================================================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended January 31, 1997

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Goldman Sachs    Goldman Sachs
                                                                                                  Balanced       Select Equity
                                                                                                    Fund             Fund
                                                                                               ===================================
Investment income:
Dividends /(a)/                                                                                $    838,092       $   5,629,026
Interest /(b)/                                                                                    2,107,288             541,011
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                      2,945,380           6,170,037
----------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                            309,372           1,413,035
Administration fees                                                                                  92,811             706,517
Distribution fees                                                                                   157,253             468,965
Authorized dealer service fees                                                                      154,686             444,626
Custodian fees                                                                                       93,352              95,947
Transfer agent fees                                                                                 148,576             319,246
Professional Fees                                                                                    71,598              74,319
Amortization of deferred organization expenses                                                       13,468               9,549
Director fees                                                                                         1,171               2,728
Other                                                                                                53,077              96,414
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                    1,095,364           3,631,346
Less--expenses reimbursed and fees waived by Goldman Sachs                                         (472,758)           (626,188)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                        622,606           3,005,158
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                      2,322,774           3,164,879
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                        3,811,127          14,386,845
   Options written                                                                                   (2,680)                 --
   Futures transactions                                                                             148,013             645,873
   Foreign currency related transactions                                                             12,575                  --
Net change in unrealized gain (loss) on:
   Investments                                                                                    5,008,557          49,393,370
   Futures                                                                                           14,475              67,175
   Translation of assets and liabilities denominated in foreign currencies                          (12,568)                 --
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign currency
   transactions                                                                                   8,979,499          64,493,263
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $ 11,302,273       $  67,658,142
==================================================================================================================================

/(a)/ For the Balanced, Select Equity, Growth and Income, Capital Growth, Small
      Cap Equity, International Equity and Asia Growth Funds, taxes withheld on dividends were $1,496, $42,274, $23,285, $53,869, $4,211, $900,877 and
      $372,334, respectively.
/(b)/ For the Balanced Fund, taxes withheld on interest were $969.
/(c)/ Certain expenses reflected in the above statement of operations are incurred on a class specific basis.

--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

                                                                                         ---------------------------------------
                                                                                             Goldman Sachs       Goldman Sachs
                                                                                           Growth and Income    Capital Growth
                                                                                                  Fund               Fund
                                                                                         ========================================
Investment income:
Dividends /(a)/                                                                               $ 13,008,785        $ 14,748,431
Interest /(b)/                                                                                   1,235,823           2,802,840
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                    14,244,608          17,551,271
---------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                         2,782,464           6,522,949
Administration fees                                                                                758,854           2,174,316
Distribution fees                                                                                1,280,332           2,179,405
Authorized dealer service fees                                                                   1,261,615           2,174,316
Custodian fees                                                                                     102,394             129,556
Transfer agent fees                                                                                871,030             908,310
Professional Fees                                                                                   75,891              74,529
Amortization of deferred organization expenses                                                      19,164                  --
Director fees                                                                                        6,744              13,973
Other                                                                                              144,279             208,397
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                   7,302,767          14,385,751
Less--expenses reimbursed and fees waived by Goldman Sachs                                      (1,113,014)         (2,171,272)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                     6,189,753          12,213,979
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                     8,054,855           5,337,292
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                      58,221,421          53,687,297
   Options written                                                                                 (37,206)                 --
   Futures transactions                                                                             45,994                  --
   Foreign currency related transactions                                                                --                  --
Net change in unrealized gain (loss) on:
   Investments                                                                                  67,575,111         145,350,120
   Futures                                                                                              --                  --
   Translation of assets and liabilities denominated in foreign currencies                              --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign curren
   transactions                                                                                125,805,320         199,037,417
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                               $133,860,175        $204,374,709
====================================================================================================================================
                                                                                         -------------------------------------------
                                                                                           Goldman Sachs           Goldman Sachs
                                                                                          Small Cap Equity      International Equity
                                                                                                Fund                    Fund
                                                                                         ===========================================
Investment income:
Dividends /(a)/                                                                              $   968,945              $ 5,944,299
Interest /(b)/                                                                                   896,528                1,533,039
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                   1,865,473                7,477,338
------------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                       1,598,027                3,478,689
Administration fees                                                                              532,676                1,159,514
Distribution fees                                                                                538,657                1,115,919
Authorized dealer service fees                                                                   532,676                1,086,488
Custodian fees                                                                                    63,636                  786,004
Transfer agent fees                                                                              511,883                  586,243
Professional Fees                                                                                 72,844                   84,162
Amortization of deferred organization expenses                                                    18,742                   17,603
Director fees                                                                                      3,842                    5,519
Other                                                                                             73,764                  229,722
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                 3,946,747                8,549,863
Less--expenses reimbursed and fees waived by Goldman Sachs                                      (529,684)                (829,788)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                   3,417,063                7,720,075
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                  (1,551,590)                (242,737)
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                    29,166,218               16,714,697
   Options written                                                                              (398,365)                      --
   Futures transactions                                                                               --                       --
   Foreign currency related transactions                                                              --                  146,694
Net change in unrealized gain (loss) on:
   Investments                                                                                22,913,571               60,236,901
   Futures                                                                                            --                       --
   Translation of assets and liabilities denominated in foreign currencies                            --              (28,245,657)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign
   currency transactions                                                                      51,681,424               48,852,635
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                              $50,129,834              $48,609,898
====================================================================================================================================
                                                                                         -----------------
                                                                                           Goldman Sachs
                                                                                            Asia Growth
                                                                                               Fund
                                                                                         ==================
Investment income:
Dividends /(a)/                                                                                $ 4,216,521
Interest /(b)/                                                                                     716,243
-----------------------------------------------------------------------------------------------------------
Total income                                                                                     4,932,764
-----------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                         1,937,658
Administration fees                                                                                645,897
Distribution fees                                                                                  636,953
Authorized dealer service fees                                                                     630,134
Custodian fees                                                                                     499,487
Transfer agent fees                                                                                385,114
Professional Fees                                                                                   84,316
Amortization of deferred organization expenses                                                      31,711
Director fees                                                                                        3,496
Other                                                                                               51,032
-----------------------------------------------------------------------------------------------------------
Total expenses                                                                                   4,905,798
Less--expenses reimbursed and fees waived by Goldman Sachs                                        (511,880)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                                                     4,393,918
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                       538,846
-----------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                      (7,294,240)
   Options written                                                                                      --
   Futures transactions                                                                           (141,910)
   Foreign currency related transactions                                                        (1,099,538)
Net change in unrealized gain (loss) on:
   Investments                                                                                   5,823,115
   Futures                                                                                              --
   Translation of assets and liabilities denominated in foreign currencies                        (599,549)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign
   currency transactions                                                                        (3,312,122)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $(2,773,276)
===========================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended January 31, 1997

--------------------------------------------------------------------------------

                                                                                     Goldman Sachs                 Goldman Sachs
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ===============================================
From operations:
Net investment income (loss)                                                          $  2,322,774                $   3,164,879
Net realized gain (loss) on investment, option and futures transactions                  3,956,460                   15,032,718
Net realized gain (loss) on foreign currency related transactions                           12,575                           --
Net change in unrealized gain (loss) on investments, options and futures                 5,023,032                   49,460,545
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                       (12,568)                          --
-----------------------------------------------------------------------------------------------------------------------------------


Net increase (decrease) in net assets resulting from operations                         11,302,273                   67,658,142
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                      (2,259,972)                  (1,515,575)
    Class B shares                                                                         (13,466)                      (4,750)
    Institutional shares                                                                        --                   (1,606,175)
    Service shares                                                                              --                       (6,666)
In excess of net investment income
    Class A shares                                                                          (7,504)                           --
    Class B shares                                                                              --                      (118,421)
    Institutional shares                                                                        --                       (34,205)
    Service shares                                                                              --                       (16,030)
From net realized gain on investment, option and futures transactions
    Class A shares                                                                      (3,654,841)                  (7,174,235)
    Class B shares                                                                         (77,400)                    (440,131)
    Institutional shares                                                                        --                   (4,675,726)
    Service shares                                                                              --                      (68,472)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                     (6,013,183)                 (15,660,386)
 -----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       29,174,047                  167,209,718
Reinvestment of dividends and distributions                                              5,694,651                   14,904,237
Cost of shares repurchased                                                              (7,565,668)                 (32,152,494)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 27,303,030                  149,961,461
-----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                          32,592,120                  201,959,217

Net assets:
Beginning of year                                                                       50,928,007                  193,874,478
===================================================================================================================================
End of year                                                                           $ 83,520,127                $ 395,833,695
===================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income          $    180,204                $          --
===================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                Goldman Sachs       Goldman Sachs   Goldman Sachs
Statements of Changes in Net Assets                                           Growth and Income    Capital Growth     Small Cap
For the Year Ended January 31, 1997                                                 Fund                Fund         Equity Fund
                                                                              ====================================================
From operations:
Net investment income (loss)                                                     $  8,054,855        $   5,337,292   $  (1,551,590
Net realized gain (loss) on investment, option and futures transactions            58,230,209           53,687,297      28,767,853
Net realized gain (loss) on foreign currency related transactions                          --                   --              --
Net change in unrealized gain (loss) on investments, options and futures           67,575,111          145,350,120      22,913,571
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                       --                   --              --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   133,860,175          204,374,709      50,129,834
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                 (8,111,894)          (5,948,617)             --
    Class B shares                                                                     (5,818)                  --              --
    Institutional shares                                                                 (494)                  --              --
    Service shares                                                                    (11,500)                  --              --
In excess of net investment income
    Class A shares                                                                   (135,533)            (258,749)             --
    Class B shares                                                                    (48,273)             (12,838)             --
    Institutional shares                                                                 (380)                  --
    Service shares                                                                     (9,070)                  --              --
From net realized gain on investment, option and futures transactions
    Class A shares                                                                (46,442,616)         (91,862,169)    (10,210,264)
    Class B shares                                                                   (754,312)            (179,327)       (149,626)
    Institutional shares                                                               (9,971)                  --              --
    Service shares                                                                   (255,610)                  --              --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                               (55,785,471)         (98,261,700)    (10,359,890)
----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                 140,362,846           76,008,897      56,119,213
Reinvestment of dividends and distributions                                        53,352,809           90,088,874       9,876,571
Cost of shares repurchased                                                        (72,730,939)        (229,399,817)    (95,024,895)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions           120,984,716          (63,302,046)    (29,029,111)
----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                    199,059,420           42,810,963      10,740,833

Net Asssets:
Beginning of Year                                                                 436,756,572          881,056,064     204,993,973
==================================================================================================================================
End of Year                                                                      $635,815,992        $923,867,027    $ 215,734,806
==================================================================================================================================
Accumulated distributed (distributions in excess investment income)              $   (193,256)       $    (275,552)  $          --
==================================================================================================================================


                                                                              -----------------------------------------------------
Statements of Changes in Net Assets                                                  Goldman Sachs                Goldman Sachs
For the Year Ended January 31, 1997                                                  International                 Asia Growth
                                                                                      Equity Fund                     Fund
                                                                              ====================================================
From operations:
Net investment income (loss)                                                          $    (242,737)               $     538,846
Net realized gain (loss) on investment, option and futures transactions                  16,714,697                   (7,436,150)
Net realized gain (loss) on foreign currency related transactions                           146,694                   (1,099,538)
Net change in unrealized gain (loss) on investments, options and futures                 60,236,901                    5,823,115
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                    (28,245,657)                    (599,549)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                          48,609,898                   (2,773,276)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                               --                     (206,784)
    Class B shares                                                                               --                           --
    Institutional shares                                                                   (106,712)                          --
    Service shares                                                                               --                           --
In excess of net investment income
    Class A shares                                                                               --                           --
    Class B shares                                                                               --                       (5,064)
    Institutional shares                                                                         --                      (83,075)
    Service shares                                                                               --                           --
From net realized gain on investment, option and futures transactions
    Class A shares                                                                       (5,358,559)                          --
    Class B shares                                                                         (159,717)                          --
    Institutional shares                                                                   (689,171)                          --
    Service shares                                                                           (3,947)                          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                      (6,318,106)                    (294,923)
------------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       321,475,961                  144,448,826
Reinvestment of dividends and distributions                                               5,481,492                      221,279
Cost of shares repurchased                                                              (75,580,037)                 (67,451,011)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 251,377,416                   77,219,094
----------------------------------------------------------------------------------------------------------------------------------
Total increase
Net assets:                                                                             293,669,208                   74,150,895

Beginning of year                                                                       330,859,821                  205,538,709
===================================================================================================================================
End of year                                                                            $624,529,029                 $279,689,604
====================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income           $    (25,666)                $ (1,316,323)
===================================================================================================================================

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended January 31, 1996

--------------------------------------------------------------------------------

                                                                                     Goldman Sachs                 Goldman Sach
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ==============================================
From operations:
Net investment income (loss)                                                          $  1,083,645                $   1,518,160
Net realized gain (loss) on investment, option and futures transactions                  1,715,887                    4,687,943
Net realized gain on foreign currency related transactions                                      --                           --
Net change in unrealized gain on investments, options and futures                        3,518,420                   37,068,509
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                            --                           --
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     6,317,952                   43,274,612
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                                                (991,655)                  (1,610,216)
In excess of net investment income                                                              --                           --
From net realized gain on investment, option and futures transactions                     (962,754)                  (3,527,188)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                     (1,954,409)                  (5,137,404)
----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       41,736,040                  102,149,318
Reinvestment of dividends and distributions                                              1,802,563                    4,880,575
Cost of shares repurchased                                                              (4,483,707)                 (46,260,132)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 39,054,896                   60,769,761
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                               43,418,439                   98,906,969

Net assets:
Beginning of year                                                                        7,509,568                   94,967,509
==================================================================================================================================
End of year                                                                           $ 50,928,007                $ 193,874,478
==================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income          $    125,304                $      86,854
==================================================================================================================================
Summary of share transactions:
===================================================================================================================================
                                                                                         Class A       Class A      Institutional
                                                                                     -------------- --------------  --------------
Shares sold                                                                             2,578,356     2,479,285      3,220,915
Reinvestment of dividends and distributions                                               108,023       161,481         97,993
Shares repurchased                                                                       (271,753)   (2,578,247)       (30,492)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                           2,414,626        62,519      3,288,416
==================================================================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------------------------
     Goldman Sachs             Goldman Sachs              Goldman Sachs             Goldman Sachs                Goldman Sachs
   Growth and Income          Capital Growth                Small Cap               International                 Asia Growth
         Fund                      Fund                    Equity Fund               Equity Fund                     Fund
=================================================================================================================================

    $  5,307,925               $    6,032,534             $   (1,717,759)           $     725,369                $   1,643,482
      18,815,320                  188,790,639                 (5,033,599)              (8,757,936)                  (5,766,395)
              --                           --                         --               21,213,851                      416,433
      58,081,439                   53,559,848                 30,594,034               69,834,990                   42,480,420
              --                           --                         --              (12,612,130)                  (1,710,833)
--------------------------------------------------------------------------------------------------------------------------------
      82,204,684                  248,383,021                 23,842,676               70,404,144                   37,063,107
---------------------------------------------------------------------------------------------------------------------------------

      (5,300,032)                  (6,289,354)                        --               (9,491,864)                  (1,787,451)
              --                          --                          --                       --                   (1,657,672)
     (11,998,907)                (139,713,660)                  (161,357)             (14,089,155)                          --
---------------------------------------------------------------------------------------------------------------------------------
     (17,298,939)                (146,003,014)                  (161,357)             (23,581,019)                  (3,445,123)
---------------------------------------------------------------------------------------------------------------------------------

     199,623,973                  144,529,476                 56,891,181               85,900,104                   88,560,430
      16,219,024                  131,979,456                    149,801               21,651,092                    2,951,847
     (37,764,413)                (359,937,680)              (195,215,538)             (98,600,969)                 (43,889,831)
---------------------------------------------------------------------------------------------------------------------------------
     178,078,584                  (83,428,748)              (138,174,556)               8,950,227                   47,622,446
---------------------------------------------------------------------------------------------------------------------------------
     242,984,329                   18,951,259               (114,493,237)              55,773,352                   81,240,430

     193,772,243                  862,104,805                319,487,210              275,086,469                  124,298,279
=================================================================================================================================
    $436,756,572               $  881,056,064             $  204,993,973            $ 330,859,821                $ 205,538,709
=================================================================================================================================
    $     56,087               $      607,360             $           --            $     227,683                $  (1,630,536)
=================================================================================================================================

      Class A                     Class A                    Class A                   Class A                      Class A
    -------------              ---------------            ---------------           --------------               --------------
      10,766,604                    9,130,715                  3,285,739                5,082,572                    5,830,049
         848,870                    9,145,811                      8,585                1,286,112                      197,978
      (2,027,335)                 (22,215,374)               (11,228,873)              (6,067,690)                  (2,898,305)
---------------------------------------------------------------------------------------------------------------------------------
       9,588,139                   (3,938,848)                (7,934,549)                 300,994                    3,129,722
=================================================================================================================================
--------------------------------------------------------------------   ----------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
January 31, 1997


--------------------------------------------------------------------------------
1.  Organization

Goldman Sachs Equity Portfolios, Inc. (the "Company") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Included in this report are the financial statements for the Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Select Equity Fund ("Select Equity Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Small Cap Equity Fund ("Small Cap Equity Fund"), Goldman Sachs International Equity Fund ("International Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund"), collectively, "the Funds." The Select Equity, Growth and Income, International Equity and Asia Growth Funds offer four classes of shares - Class A, Class B, Institutional and Service. The Balanced, Capital Growth and Small Cap Equity Funds offer two classes of shares - Class A and Class B.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A.  Investment Valuation
------------------------

Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Directors of the Company.

B.  Securities Transactions and Investment Income
-------------------------------------------------

Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued, premium amortized and discount earned with the exception of the Balanced Fund which does not amortize premiums. In addition, it is the Funds' policy to accrue for estimated capital gains taxes on foreign securities held by the Funds subject to such taxes.

C.  Mortgage Dollar Rolls
-------------------------

The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

D.  Foreign Currency Translations
---------------------------------

The books and records of the Company are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

    Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

E.  Forward Foreign Currency Exchange Contracts
-----------------------------------------------

Certain of the Funds are authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The International Equity and Asia Growth Funds may enter into such contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the funds' financial statements. The Funds record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

F.  Short Securities Positions
------------------------------

The Funds (other than the Select Equity Fund) may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the fund's records and any difference between this market value and cash received is reported as unrealized gain or loss. Gains and losses are realized when a short

--------------------------------------------------------------------------------
position is closed out by delivering securities back to the broker.

At January 31, 1997, the Balanced Fund had the following covered short positions open:

-------------------------------------------------------------------------------
                                                Short Position

Issuer                                 Par Value              Market Value
---------------------------          ---------------       --------------------
FNMA TBA 15-Year                          $900,000                 $938,808
-------------------------------------------------------------------------------

G.  Federal Taxes
-----------------

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of their investment company taxable income and capital gains to their shareholders. Accordingly, no federal tax provisions are required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

    Asia Growth Fund had approximately $184,000, $5,487,000 and $9,825,000 at January 31, 1997 of capital loss carryforward expiring in 2002, 2003 and 2004 for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

H.  Deferred Organization Expenses
----------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

I.  Expenses
------------

Expenses incurred by the Company which do not specifically relate to an individual fund of the Company are allocated to the Funds based on each Fund's relative
--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
January 31, 1997


--------------------------------------------------------------------------------
average net assets for the period.

    Class A and Class B shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Each class of Shares separately bears their respective class-specific transfer agency fees. Service Shares separately bear a service fee.

J.  Option Accounting Principles
--------------------------------

When certain of the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the funds enter into a closing purchase transaction, the funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

    Upon the purchase of a call option or a protective put option by the Funds the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the funds will realize a loss in the amount of the cost of the option. If the funds enter into a closing sale transaction, the funds will realize a gain or loss, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the funds purchase upon exercise will be increased by the premium originally paid.

K.  Futures Contracts
---------------------

The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices or currency exchange rates or to seek to increase total return. The Select Equity Fund may enter into such transactions only with respect to the S&P 500 Index. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return (except with respect to transactions by the Balanced, Growth and Income, Select Equity, Capital Growth and Small Cap Equity Funds, in futures on foreign currencies) to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

    Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses. When entering into a closing transaction, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods approved by the Board of Directors of the Company.

    Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds'
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
hedging strategies and may also result in a loss to the Funds.

3.  Agreements

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser to the Balanced, Growth and Income, Small Cap Equity and International Equity Funds; Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, acts as investment adviser to the Select Equity and Capital Growth Funds; and Goldman Sachs Asset Management International ("GSAM International") acts as investment adviser to the Asia Growth Fund and subadviser to the International Equity Fund. Under the Investment Advisory and Subadvisory Agreements, GSAM, GSFM and GSAM International (the "Investment Advisors"), subject to the general supervision of the Company's Board of Directors, manage the Company's portfolios. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .50%, .55%, .75% and .25% of the average daily net assets of the Balanced, Growth and Income, Small Cap Equity and International Equity Funds, respectively. GSFM is entitled to a fee of .50% and .75% of the average daily net assets of the Select Equity and Capital Growth Funds, respectively. GSAM International is entitled to an advisory fee for the Asia Growth Fund and a subadvisory fee for the International Equity Fund of .75% and .50% of the average daily net assets for those funds, respectively.

    GSAM also acts as the Funds' administrator pursuant to Administration Agreements. Under these Administration Agreements, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreements, GSAM is entitled to a fee of .15% of the average daily net assets of the Balanced and Growth and Income Funds, and .25% of the average daily net assets of the Select Equity, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds.

    Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" for the Balanced, Select Equity, Growth and Income, International Equity and Asia Growth Funds (excluding advisory, administration, service, distribution and authorized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions and extraordinary expenses and with the exception of the Balanced Fund, transfer agent fees) until further notice to the extent such expenses exceed .10%, .06%, .11%, .20% and
 .24% of the average daily net assets of the funds, respectively.

    Goldman Sachs serves as the Distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A salesload and Class B back-end salesload imposed and has advised the Company that it retained approximately $94,000, $380,000, $555,000, $323,000, $219,000,
$1,563,000 and $1,397,000 during the year ended January 31, 1997 for the Balanced, Select Equity, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.

    The Company, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of a Fund's average daily net assets attributable to Class A and Class B shares, respectively.

    The Company, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the funds for a fee.

   For the year ended January 31, 1997, the Advisors, Administrator and Distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):
--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
January 31, 1997


--------------------------------------------------------------------------------

                        Waivers
                        -------                       Reimburse-
                        Admin-   Class A  Reimburse-     ment
     Fund      Adviser istrator   12b-1      ment     Outstanding
------------------------------------------------------------------
Balanced       $   --   $   --   $    153  $     320   $      88
Select Equity      170      282        69        105           3
Growth and
 Income            --       --      1,113         --          --
Capital
 Growth            --       --      2,171         --          --
Small Cap
 Equity            --       --        530         --          --
International
 Equity             50      464       171         145         --
Asia Growth        103      259       100          50         --

    The Investment Advisors, Administrator and Distributor may discontinue or modify such waivers and limitations in the future at their discretion.

At January 31, 1997, the amounts owed to affiliates were as follows(in thousands):

                                        Authorized
                       Admin-   Distri-   Dealer   Transfer
     Fund      Adviser istrator butor    Service    Agent   Total
--------------------------------------------------------------------
Balanced       $  33  $   10    $   2   $   15    $   38  $   98
Select Equity    143      49       56       57        84     389
Growth and
 Income          284      78       28      119       207     716
Capital
 Growth          568     190        2      190       210   1,160
Small Cap
 Equity          134      45        2       45       120     346
International
 Equity          391      78      105      116       143     833
Asia Growth      171      36       50       53        90     400

4.  Portfolio Securities Transactions

Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options) for the year ended January 31, 1997, were as follows:

                                                         Sales or
Fund                                 Purchases          Maturities
---------                          ---------------     -------------
Balanced                            $146,297,709       $123,056,708
Select Equity                        242,635,637        102,479,847
Growth and Income                    330,177,173        256,802,366
Capital Growth                       436,178,218        569,122,643
Small Cap Equity                     202,036,820        256,627,457
International Equity                 400,682,323        166,164,906
Asia Growth                          192,125,629        118,802,040

    Included in the above amounts were purchases and proceeds of sales or maturities of governmental securities for the Balanced Fund in the amounts of $99,727,748 and $91,845,598, respectively.

    For the year ended January 31, 1997, written put option transactions in the Balanced Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
  beginning of year                             0      $         0
Options written                                32            5,416
Options repurchased                           (32)          (5,416)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0      $         0
                                   ===============  ===============

    For the year ended January 31, 1997, written call option transactions in the Growth and Income Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
  beginning of year                             0       $        0
Options written                               438           73,608
Options repurchased                          (438)         (73,608)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0       $        0
                                   ===============  ===============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    For the year ended January 31, 1997, written put option transactions in the Small Cap Equity Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
   beginning of year                            0      $         0
Options written                             2,100          575,871
Options expired                                (9)          (2,026)
Options exercised                          (1,091)        (238,096)
Options repurchased                        (1,000)        (335,749)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0      $         0
                                   ===============  ===============

    Certain risks arise related to call and put options from the possible inability of counterparties to meet the terms of their contracts.

    At January 31, 1997, the Balanced Fund had the following outstanding forward foreign currency exchange contracts:

--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
    Sale Contracts      Settlement Date Current Value      Gain
--------------------------------------------------------------------
Australian Dollar
   expiring 3/14/97          $777,277       $770,585        $6,692
--------------------------------------------------------------------
Total Foreign
   Currency Sale
   Contracts                 $777,277       $770,585        $6,692
--------------------------------------------------------------------

    At January 31, 1997, the International Equity Fund had the following outstanding forward foreign currency exchange contracts:

--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
    Sale Contracts      Settlement Date Current Value  Gain (Loss)
--------------------------------------------------------------------
Swiss Franc
   expiring 4/28/97       $39,343,000    $39,665,062   $  (322,062)

Deutsche Mark
   expiring 2/27/97        22,305,725     22,183,180       122,545

Hong Kong Dollar
   expiring 8/8/97         38,565,981     38,530,005        35,976

Japanese Yen
   expiring 4/24/97       122,316,352    119,792,909     2,523,443
--------------------------------------------------------------------
Total Foreign Currency
   Sale Contracts        $222,531,058   $220,171,156    $2,359,902
--------------------------------------------------------------------
--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
  Purchase Contracts    Settlement Date Current Value  Gain (Loss)
--------------------------------------------------------------------
Hong Kong Dollar
   expiring 2/3/97            $35,454        $35,454            $--
--------------------------------------------------------------------
Total Foreign Currency
    Purchase Contracts        $35,454        $35,454            $--
--------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

    The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At January 31, 1997, the Balanced and International Equity Fund's had sufficient cash and securities to cover any commitments under these contracts.

    The Balanced and International Equity Funds have recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $6,692 and $0, and $2,684,757 and $3,434,535, respectively, in the accompanying Statements of Assets and Liabilities. Included in these amounts for the International Equity Fund are $2,793 and $3,112,473, respectively, related to forward contracts closed but not settled as of January 31, 1997.

    For the year ended January 31, 1997, Goldman Sachs earned approximately $5,000, $78,000, $304,000, $36,000, $11,000 and $66,000 of brokerage commissions from portfolio transactions executed on behalf of the Balanced, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.

5.  Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.



--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

January 31, 1997


--------------------------------------------------------------------------------
6.  Joint Repurchase Agreement Account

The Funds, together with other registered investment companies having advisory agreements with GSAM or GSFM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At January 31, 1997, the Balanced, Select Equity, Growth and Income, Capital Growth and Small Cap Equity Funds had undivided interests in the repurchase agreements in the following joint account which equaled $9,200,000, $3,600,000, $26,800,000, $18,300,000 and $16,600,000,
respectively, in principal amount. At January 31, 1997, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

--------------------------------------------------------------------
Principal          Interest       Maturity                Amortized
Amount               Rate           Date                    Cost
--------------------------------------------------------------------
Bear Stearns Securities, Inc., dated 01/31/97, repurchase
   price $800,375,333 (GNMA: $26,604,837, 7.50%, 10/15/26;
   FNMA: $720,411,516, 5.50%-8.00%, 02/01/09-09/01/26;
   FHLMC: $77,372,676, 6.00%-8.00%, 04/01/98-07/01/26)
 $800,000,000        5.63%         02/03/97         $   800,000,000
Nomura Securities, Inc. dated 01/31/97, repurchase price
   $100,047,083 (GNMA: $102,007,864, 5.50%-10.25%
   01/15/20-01/20/27)
 100,000,000          5.65         02/03/97             100,000,000
Lehman Government Securities, dated 01/31/97, repurchase
   price $201,894,173 (U.S. Treasury Notes: $191,656,654,
   6.38%, 01/15/00-08/15/02; U.S. Treasury Stripped
   Securities: $14,095,535, 05/15/02-11/15/03)
 201,800,000         5.60          02/03/97             201,800,000

--------------------------------------------------------------------
 Total Joint Repurchase Agreement Account          $  1,101,800,000
--------------------------------------------------------------------

7.  Line of Credit Facility

The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Funds, except the Select Equity Fund, participate in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1997, the Funds did not have any borrowings under these facilities.

8.  Transactions With Affiliated Companies

A Fund is considered to be invested in an affiliated company if that Fund owns greater than five percent of the outstanding voting securities of such company. Transactions during the year ended January 31, 1997 which are considered to be affiliates of Small Cap Equity are as follows (dollar amounts in thousands):

                 Purchases  Sales      Realized   Dividend   Market
Affiliate Name    at Cost  Proceeds   Gain/(Loss)  Income    Value
--------------------------------------------------------------------
American Safety
Razor              $   --   $5,751     $  289     $  --      $  --
--------------------------------------------------------------------
Alpine Lace
Brands, Inc.        7,790       --         --        --      2,341
--------------------------------------------------------------------
APS Holding
Corp.              10,305      654        290        --      7,869
--------------------------------------------------------------------
J. Baker, Inc.      1,591    1,349     (1,090)       60      7,565
--------------------------------------------------------------------
Black Box, Inc.        --   23,013     14,149        --         --
--------------------------------------------------------------------
Brookstone, Inc.       --    2,722       (758)       --      5,939
--------------------------------------------------------------------
Congoleum Corp.        --    2,323       (102)       --      3,156
--------------------------------------------------------------------
Hollinger
International
Corp.                  --   10,903     (1,311)      112         --
--------------------------------------------------------------------
International Post
Ltd.                   --    2,215     (3,933)       --      1,729
--------------------------------------------------------------------
Morningstar
Group Inc.             --   12,216      6,346        --         --
--------------------------------------------------------------------
Mortons
Restaurant
Group, Inc.            --    4,106      1,625        --      6,439
--------------------------------------------------------------------
Opinion Research
Corp.                  --       --         --        --      2,022
--------------------------------------------------------------------
Pegasus
Communications
Corp.               3,697       --         --        --      3,224
--------------------------------------------------------------------
Platinum
Entertainment
Corp.               3,354       --         --        --      2,675
--------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  Other Matters

As of January 31, 1997, Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 14% of the outstanding shares of the Select Equity Fund.

10.  Certain Reclassifications

In accordance with Statement of Position 93-2, the Balanced, Select Equity, Growth and Income, International Equity and Asia Growth Funds have reclassified $13,068, $9,549, $18,764, $302,042 and $31,712, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Small Cap Equity Fund has reclassified $1,532,848 from accumulated net realized gains on investments to accumulated net investment loss and $18,742 from paid-in capital to accumulated net investment loss. The Select Equity Fund reclassified $40,540 from accumulated net realized gains on investments to distributions in excess of net investment income. The International Equity Fund and the Asia Growth Fund have reclassified $205,942 and $338,857 from accumulated net realized foreign currency loss to distributions in excess of net investment income, respectively. The Asia Growth Fund also reclassified $377,435 from accumulated net realized gains on investments to distributions in excess of net investment income. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds' capital accounts on a tax basis.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

January 31, 1997


--------------------------------------------------------------------------------

11.  Summary of Share Transactions

Share activity for the year ended January 31, 1997 is as follows:

                                    Balanced Fund           Select Equity Fund         Growth and Income Fund
------------------------------------------------------------------------------------------------------------------
                                     Shares       Dollars       Shares       Dollars       Shares       Dollars
                             -------------------------------------------------------------------------------------
Class A shares
Shares sold                       1,529,469   $27,172,279    3,862,697   $81,642,386     5,616,082  $121,074,992
Reinvestment of dividends
   and distributions                310,437     5,598,883      370,586     8,175,333     2,390,917   52,287,188
Shares repurchased                 (446,535)   (7,533,272)  (1,109,202)  (23,823,146)   (3,328,038) (72,163,062)
                             -------------------------------------------------------------------------------------
                                  1,393,371    25,237,890    3,124,081    65,994,573     4,678,961  101,199,118
                             -------------------------------------------------------------------------------------
Class B shares
Shares sold                         109,171     2,001,768      733,802    15,946,016       729,877   16,222,639
Reinvestment of dividends
   and distributions                  5,284        95,768       24,314       535,407        35,976      787,421
Shares repurchased                   (1,795)      (32,396)     (13,894)     (310,118)      (14,764)    (340,546)
                             -------------------------------------------------------------------------------------
                                    112,660     2,065,140      744,222    16,171,305       751,089   16,669,514
                             -------------------------------------------------------------------------------------
Institutional shares
Shares sold                              --            --    3,151,881    66,277,175         8,228      186,173
Reinvestment of dividends
   and distributions                     --            --      275,197     6,102,331            92        2,020
Shares repurchased                       --            --     (363,536)   (7,991,198)           --           --
                             -------------------------------------------------------------------------------------
                                         --            --    3,063,542    64,388,308         8,321      188,193
                             -------------------------------------------------------------------------------------
Service shares
Shares sold                              --            --      154,590     3,344,141       134,652    2,879,042
Reinvestment of dividends
   and distributions                     --            --        4,126        91,166        12,587      276,180
Shares repurchased                       --            --       (1,252)      (28,032)      (10,262)    (227,331)
                             -------------------------------------------------------------------------------------
                                         --            --      157,464     3,407,275       136,977    2,927,891
                             -------------------------------------------------------------------------------------

Net increase (decrease)  in
   shares                         1,506,031   $27,303,030    7,089,309  $149,961,461     5,575,348  $120,984,716
                             =====================================================================================
                              Capital Growth Fund
-------------------------------------------------------
                                  Shares       Dollars
                             --------------------------
Class A shares
Shares sold                     4,677,047  $73,029,007
Reinvestment of dividends
   and distributions            5,870,272   89,898,521
Shares repurchased            (14,635,348) (229,277,58)
                             ----------------------------
                               (4,088,029) (66,350,058)
                             ----------------------------
Class B shares
Shares sold                       188,331    2,979,890
Reinvestment of dividends
   and distributions               12,408      190,353
Shares repurchased                 (7,499)    (122,231)
                             ----------------------------
                                  193,240    3,048,012
                             ----------------------------
Institutional shares
Shares sold                            --           --
Reinvestment of dividends
   and distributions                   --           --
Shares repurchased                     --           --
                             ----------------------------

                             ----------------------------
Service shares
Shares sold                            --           --
Reinvestment of dividends
   and distributions                   --           --
Shares repurchased                     --           --
                             ----------------------------
                                       --           --
                             ----------------------------

Net increase (decrease) in
   shares                      (3,894,789) $(63,302,046)
                             ============================


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                              Small Cap Equity Fund    International Equity Fund        Asia Growth Fund
----------------------------------------------------------------------------------------------------------------
                                 Shares       Dollars        Shares      Dollars        Shares       Dollars
                            ------------------------------------------------------------------------------------
Class A shares
Shares sold                   2,508,268   $52,353,524    12,103,239  $230,847,197     7,588,351  $124,281,405
Reinvestment of dividends
   and distributions             475,255    9,732,097       241,377     4,749,851        11,669       184,607
Shares repurchased            (4,697,902) (94,933,279)   (3,820,157)  (72,226,935)   (3,945,614) (63,723,269)
                            ------------------------------------------------------------------------------------
                              (1,714,379) (32,847,658)    8,524,459   163,370,113     3,654,406    60,742,743
                            ------------------------------------------------------------------------------------
Class B shares
Shares sold                      173,849    3,765,689     1,000,064    19,327,085       210,879     3,433,876
Reinvestment of dividends
   and distributions               7,086      144,474         7,924       155,475           279         4,391
Shares repurchased                (4,391)     (91,616)      (10,181)     (198,263)       (4,771)      (76,391)
                            ------------------------------------------------------------------------------------
                                 176,544    3,818,547       997,807    19,284,297       206,387     3,361,876
                            ------------------------------------------------------------------------------------
Institutional shares
Shares sold                           --           --     3,657,119    70,627,799     1,041,822    16,733,545
Reinvestment of dividends
   and distributions                  --           --        28,973       572,219         2,040        32,281
Shares repurchased                    --           --      (161,923)   (3,153,741)     (228,363)   (3,651,351)
                            ------------------------------------------------------------------------------------
                                      --           --     3,524,169    68,046,277       815,499    13,114,475
                            ------------------------------------------------------------------------------------
Service shares
Shares sold                           --           --        34,686       673,880            --            --
Reinvestment of dividends
   and distributions                  --           --           200         3,947            --            --
Shares repurchased                    --           --           (56)       (1,098)           --            --
                            ------------------------------------------------------------------------------------
                                      --           --        34,830       676,729            --            --
                            ------------------------------------------------------------------------------------

Net increase (decrease) in
   shares                    (1,537,835)  $(29,029,111)  13,081,265  $251,377,416     4,676,292  $77,219,094
                           =====================================================================================

    Share activity for the year ended January 31, 1996 is as follows:

                                     Select Equity Fund
-------------------------------------------------------------
                                      Shares         Dollars
                                ------------- ---------------
Class A shares
Shares sold                        2,479,285     $44,569,920
Reinvestment of dividends and        161,481
   distributions                                   3,032,597
Shares repurchased                (2,578,247)    (45,692,944)
                                ------------- ---------------
                                      62,519       1,909,573
                                ------------- ---------------
Institutional shares
Shares sold                        3,220,915       57,579,398
Reinvestment of dividends and
   distributions                      97,993        1,847,978
Shares repurchased                   (30,492)        (567,188)
                                ------------- ----------------
                                   3,288,416      $58,860,188
                                ------------- ----------------
Net increase                       3,350,935      $60,769,761
                                ============= ================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

------------------------------------------------------------------------------------------------------------------------------
                                                          Income (loss) from                    Distributions to
                                                       investment operations/h/                   shareholders
                                                   -------------------------------  ------------------------------------------
                                                                    Net realized                     From
                                                                   and unrealized                net realized
                                      Net asset                    gain (loss) on     From          gain on      In excess
                                        value,          Net         investments,       net        investment       of net
                                      beginning      investment     options and     investment    and futures    investment
                                      of period        income         futures         income     transactions      income
                                     -----------------------------------------------------------------------------------------
                                                                             BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................    $17.31         $0.66           $2.47         $(0.66)       $(1.00)           --
1997 - Class B Shares/b/.............     17.46          0.42            2.34          (0.42)        (1.00)          (0.07)
1996 - Class A Shares................     14.22          0.51            3.43          (0.50)        (0.35)           --

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/d/.............     14.18          0.10            0.02          (0.08)       --                --
                                                      Net asset
                                      Net increase      value,                      Portfolio        Average
                                         in net         end of        Total          turnover       commission
                                       asset value      period      return/a/          rate          rate/g/
                                     ---------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................     $1.47         $18.78         18.59%         208.11/f/      $.0587
1997 - Class B Shares(b).............      1.27          18.73         16.22/c/       208.11/f/       .0587
1996 - Class A Shares................      3.09          17.31         28.10          197.10/f/         --

For the Period Ended January 31,
-------------------------------------
1995 - Class A Shares/d/.............      0.04          14.22          0.87/c/       14.71/c/          --
                                                                                               Ratio assuming no
                                                                                            voluntary waiver of fees
                                                                                             or expense limitations
                                                                                         -------------------------------
                                            Net            Ratio of       Ratio of net                    Ratio of net
                                         assets at           net           investment       Ratio of       investment
                                           end of        expenses to       income to      expenses to     income (loss)
                                           period        average net      average net       average        to average
                                         (in 000s)          assets           assets        net assets      net assets
                                     -----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................      $81,410          1.00%           3.76%            1.77%            2.99%
1997 - Class B Shares/b/.............        2,110          1.75/e/         2.59/e/          2.27/e/          2.07/e/
1996 - Class A Shares................       50,928          1.00            3.65             1.90             2.75

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/d/.............        7,510         1.00/e/         3.39/e/           8.29/e/         (3.90)/e/

--------------------------
/a/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/b/ For the period from May 1, 1996 (commencement of operations) to January 31, 1997.
/c/  Not annualized.
/d/ For the period from October 12, 1994 (commencement of operations) to January 31, 1995.
/e/  Annualized.
/f/  Includes the effect of mortgage dollar roll transactions.
/g/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/h/  Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
(The accompanying notes are an integral part of these financial statements.)

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

----------------------------------------------------------------------------------------------------------------------------

                                                               Income (loss) from                 Distributions to
                                                           investment operations/(h)/               shareholders
                                                           ==========================   ====================================
                                                                        Net realized                  From
                                                                      and unrealized              net realized
                                                 Net asset             gain (loss) on    From        gain on      In excess
                                                  value,      Net       investments,     net        investment     of net
                                                beginning  investment   options and   investment    and futures   investment
                                                 of period   income       futures       income     transactions    income
                                                 ============================================================================
                                                                                  SELECT EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares ........................      19.66     $0.16        $4.46        $(0.16)        $(0.80)         --
1997 - Class B Shares/(f)/....................      20.44      0.04         3.70         (0.04)         (0.80)       (0.16)
1997 - Institutional Shares ..................      19.71      0.30         4.51         (0.28)         (0.80)         --
1997 - Service Shares/(f)/....................      21.02      0.13         3.15         (0.13)         (0.80)       (0.10)
1996 - Class A Shares ........................      14.61      0.19         5.43         (0.16)         (0.41)         --
1996 - Institutional Shares/(d)/..............      16.97      0.16         3.23         (0.24)         (0.41)         --
1995 - Class A Shares ........................      15.93      0.20        (0.38)        (0.20)         (0.94)         --
1994 - Class A Shares ........................      15.46      0.17         2.08         (0.17)         (1.61)         --
1993 - Class A Shares ........................      15.05      0.22         0.41         (0.22)            --          --

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/....................      14.17      0.11         0.88         (0.11)            --          --

------------------------------------------------------------------------------------------------------------

                                         Net        Net                                               Net
                                       increase    asset                                             assets
                                      (decrease)   value,                Portfolio     Average       end of
                                        in net     end of    Total        turnover    commission     period
                                      asset value  period   return/(a)/     rate       rate/(g)/    (in 000s)
                                      ======================================================================
                                                               SELECT EQUITY FUND
------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===============================
1997 - Class A Shares ..............     $3.66     $23.32      23.75%         37.28%    $.0417       $225,968
1997 - Class B Shares/(f)/..........      2.74      23.18      18.59/(b)/     37.28      .0417         17,258
1997 - Institutional Shares ........      3.73      23.44      24.63          37.28      .0417        148,942
1997 - Service Shares/(f)/..........      2.25      23.27      15.92/(b)/     37.28      .0417          3,666
1996 - Class A Shares ..............      5.05      19.66      38.63          39.35        --         129,045
1996 - Institutional Shares/(d)/....      2.74      19.71      20.14/(b)/     39.35/(b)/   --          64,829
1995 - Class A Shares ..............     (1.32)     14.61      (1.10)         56.18        --          94,968
1994 - Class A Shares ..............      0.47      15.93      15.12          87.73        --          92,769
1993 - Class A Shares ..............      0.41      15.46       4.30         144.93        --         117,757

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/............    0.88      15.05       7.01/(b)/    135.02(c)     --         151,142

                                                                              Ratios assuming no
                                                                            voluntary waiver of fees
                                                                             or expense limitations
                                                                            -------------------------
                                                    Ratio of   Ratio of net              Ratio of net
                                                      net       investment   Ratio of     investment
                                                    expenses    income to   expenses to    income
                                                   to average  average net   average      to average
                                                     assets      assets     net assets    net assets
                                                   ==================================================
                                                                   SELECT EQUITY FUND
-----------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares ........................      1.29%       0.91%        1.53%         0.67%
1997 - Class B Shares/(f)/....................      1.83/(c)/   0.06/(c)/    2.00/(c)/    (0.11)/(c)/
1997 - Institutional Shares ..................      0.65        1.52         0.85          1.32
1997 - Service Shares/(f)/....................      1.15/(c)/   0.69/(c)/    1.35/(c)/     0.49/(c)/
1996 - Class A Shares ........................      1.25        1.01         1.55          0.71
1996 - Institutional Shares/(d)/..............      0.65/(c)/   1.49/(c)/    0.96/(c)/     1.18/(c)/
1995 - Class A Shares ........................      1.38        1.33         1.63          1.08
1994 - Class A Shares ........................      1.42        0.92         1.67          0.67
1993 - Class A Shares ........................      1.28        1.30         1.53          1.05

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/....................      1.57/(c)/   1.24/(c)/    1.82/(c)/     0.99/(c)/

--------------
/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ For the period from June 15, 1995 (commencement of operations) to January
     31, 1996.
/(e)/ For the period from May 24, 1991 (commencement of operations) to January
     31, 1992.
/(f)/ For the period from May 1 and June 7, 1996 (commencement of operations) to
     January 31, 1997 for Class B and Service shares, respectively.
/(g)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(h)/ Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                                                  Income (loss) from
                                                      investment
                                                    operations/(h)/         Distributions to shareholders
                                                ======================  =====================================
                                                               Net
                                                            realized
                                                              and                     From net
                                         Net                unrealized                realized
                                        asset              gain(loss)                   gain          In                       Net
                                       value,                  on                        on         excess                  Increase
                                      beginning    Net     investments   From net    investment     of net     Additional    in net
                                         of     investment    and       investment   and option    investment    paid-in     asset
                                       period    income     options       income    transactions    income       capital     value
                                     ===============================================================================================

                                                                         GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............    $19.98     $0.35      $5.18       $(0.35)       $(1.97)     $ (0.01)      $  --      $3.20
1997 - Class B Shares/(f)/ ........     20.82      0.17       4.31        (0.17)        (1.97)       (0.06)         --       2.28
1997 - Institutional Shares/(f)/ ..     21.25      0.29       3.96        (0.30)        (1.97)       (0.04)         --       1.94
1997 - Service Shares/(f)/ ........     20.71      0.28       4.50        (0.28)        (1.97)       (0.07)         --       2.46
1996 - Class A Shares .............     15.80      0.33       4.75        (0.30)        (0.60)         --           --       4.18
1995 - Class A Shares .............     15.79      0.20/(b)/  0.30/(b)/   (0.20)        (0.33)       (0.07)       0.11/(b)/  0.01
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........     14.18      0.15       1.68        (0.15)        (0.06)       (0.01)         --       1.61


                                                                                                 Ratio of      Ratio of
                                                                                      Net          net           net
                                        Net                                          assets      expenses     investment
                                       asset                                           at          to         income to
                                       value     Total     Portfolio    Average      end of      average       average
                                      end of     return    turnover    commission    period        net           net
                                      period     /(a)/       rate       rate/(g)/   (in 000s)     assets       assets
                                     ===================================================================================
                                                                   GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............    $23.18     28.42%     53.03%      $.0586      $615,103     1.22%        1.60%
1997 - Class B Shares/(f)/ ........     23.10     22.23/(d)/ 53.03        .0586        17,346     1.93/(e)/    0.15/(e)/
1997 - Institutional Shares/(f)/ ..     23.19     20.77/(d)/ 53.03        .0586           193     0.82/(e)/    1.36/(e)/
1997 - Service Shares/(f)/ ........     23.17     23.87/(d)/ 53.03        .0586         3,174     1.32/(e)/    0.94/(e)/
1996 - Class A Shares .............     19.98     32.45      57.93        --          436,757     1.20         1.67
1995 - Class A Shares .............     15.80      3.97      71.80        --          193,772     1.25         1.28
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........     15.79     13.08/(d)/102.23/(d)/   --           41,528     1.25/(e)/    1.23/(e)/



                                                   Ratios assuming no
                                                voluntary waiver of fees
                                                 or expense limitations
                                            =================================
                                                                 Ratio of
                                              Ratio of         net investment
                                              expenses          income (loss)
                                             to average          to average
                                             net assets          net assets
                                            =================================
                                                 GROWTH AND INCOME FUND
-----------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............            1.43%                1.39%
1997 - Class B Shares/(f/) ........            1.93/(e)/            0.15/(e)/
1997 - Institutional Shares/(f)/ ..            0.82/(e)/            1.36/(e)/
1997 - Service Shares/(f)/ ........            1.32/(e)/            0.94/(e)/
1996 - Class A Shares .............            1.45                 1.42
1995 - Class A Shares .............            1.58                 0.95
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........            3.24/(e)/           (0.76)/(e)/

----------------------------------
/(a)/Assumes investment at the net asset v alue at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/Calculated based on the average shares outstanding methodology.
/(c)/For the period from February 5, 1993 (commencement of operations) to
     January 31, 1994.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For the period from March 6, May 1 and June 3, 1996 (commencement of operations) to January 31, 1997 for Service, Class B and Institutional shares, respectively.
/(g)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(h)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Income (loss) from
                                                           investment operations/(g)/         Distributions to shareholders
                                                         ===========================  =============================================
                                                                       Net realized
                                                                      and unrealized                   From net
                                              Net asset               gain (loss) on                 realized gain     In excess
                                               value,        Net       investments,    From net     on investments,      of net
                                              beginning   investment   options and    investment        options        investment
                                              of period     income       futures        income        and futures        income
                                            =======================================================================================
                                                                                 CAPITAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................       $14.91        $0.10        $3.56         $ (0.10)       $ (1.72)         $(0.02)
1997 - Class B Shares(b).................        15.67         0.01         2.81           (0.01)         (1.72)          (0.09)
1996 - Class A Shares....................        13.67         0.12         3.93           (0.12)         (2.69)             --
1995 - Class A Shares....................        15.96         0.03        (0.69)          (0.01)         (1.62)             --
1994 - Class A Shares....................        14.64         0.02         2.40           (0.01)         (1.07)          (0.02)
1993 - Class A Shares....................        13.65         0.06         2.28           (0.07)         (1.28)             --
1992 - Class A Shares....................        11.10         0.28         2.90           (0.31)         (0.32)             --

For the Period Ended January 31,
================================
1991 - Class A Shares/(c)/...............        11.34         0.34        (0.27)          (0.31)            --              --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Net
                                             Net increase     Net asset                                               assets at
                                              (decrease)        value,                  Portfolio       Average         end of
                                                in net          end of        Total     turnover       commission       period
                                              asset value       period      return/(a)/   rate          rate/(f)/     (in 000s)
                                            =======================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................      $1.82            $16.73        25.97%       52.92%        $.0563           $920,646
1997 - Class B Shares(b).................       1.00             16.67        19.39/(d)/   52.92          .0563              3,221
1996 - Class A Shares....................       1.24             14.91        30.45        63.90           --              881,056
1995 - Class A Shares....................      (2.29)            13.67        (4.38)       38.36           --              862,105
1994 - Class A Shares....................       1.32             15.96        16.89        36.12           --              833,682
1993 - Class A Shares....................       0.99             14.64        18.01        58.93           --              665,976
1992 - Class A Shares....................       2.55             13.65        29.31        48.93           --              500,307

For the Period Ended January 31,
================================
1991 - Class A Shares(c).................      (0.24)            11.10         0.84/(d)/   35.63/(d)/      --              437,533
-------------------------------------------------------------------------------------------------------------
                                                                                        Ratios assuming no
                                                                                     voluntary waiver of fees
                                                                                   =============================

                                               Ratio of        Ratio of net                     Ratio of net
                                                  net           investment        Ratio of       investment
                                              expenses to    income (loss) to   expenses to    income (loss)
                                              average net        average          average        to average
                                                assets          net assets       net assets      net assets
                                            ====================================================================

----------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................        1.40%           0.62%           1.65%            0.37%
1997 - Class B Shares/(b)/.................      2.15/(e)/      (0.39)/(e)/      2.15/(e)/       (0.39)/(e)/
1996 - Class A Shares....................        1.36            0.65            1.61             0.40
1995 - Class A Shares....................        1.38            0.16            1.63            (0.09)
1994 - Class A Shares....................        1.38            0.13            1.63            (0.12)
1993 - Class A Shares....................        1.41            0.42            1.66             0.17
1992 - Class A Shares....................        1.53            2.09            1.78             1.84

For the Period Ended January 31,
--------------------------------
1991 - Class A Shares/(c)/...............        1.27/(d)/       3.24/(d)/       1.47/(d)/        3.04/(d)/

--------------------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from May 1, 1996 (commencement of operations) to
     January 31, 1997.
/(c)/For the period from April 20, 1990 (commencement of operations) to January
     31, 1991.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period



--------------------------------------------------------------------------------


                                                   Income (loss) from                     Distributions to
                                                investment  operations/(g)/                  shareholders
                                                ===========================   =======================================
                                                                                            From          In excess
                                                                                             net              of
                                                             Net realized                  realized        realized        Net
                                                            and unrealized                 gain on         gains on      increase
                                     Net asset      Net     gain (loss) on     From       investment,     investment    (decrease)
                                       value,    investment  investments,       net       option and      option and      in net
                                     beginning     income    options and     investment    futures         futures        asset
                                     of period     (loss)      futures         income    transactions    transactions     value
                                     ==============================================================================================

                                                      SMALL CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===================================
1997 - Class A Shares .............  $17.29        $(0.21)      $4.92        $   -        $(1.09)        $   -            $3.62
1997 - Class B Shares/(b)/.........   20.79         (0.11)       1.21            -         (1.09)            -             0.01
1996 - Class A Shares .............   16.14         (0.23)       1.39            -         (0.01)            -             1.15
1995 - Class A Shares .............   20.67         (0.07)      (3.53)           -         (0.69)          (0.24)         (4.53)
1994 - Class A Shares .............   16.68         (0.04)       5.03            -         (1.00)            -             3.99

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........   14.18          0.03        2.50          (0.03)        -               -             2.50

----------------------------------------------------------------------------------------------------
                                   Net asset                                           Net assets
                                     value,                   Portfolio    Average      at end of
                                     end of      Total        turnover    commission     period
                                     period    return/(a)/      rate       rate/(f)/    (in 000s)
                                   ================================================================

                                                        SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===================================
1997 - Class A Shares .............  $20.91     27.28%          99.46%       $.0461       $212,061

1997 - Class B Shares/(b)/.........   20.80     5.39/(d)/       99.46         .0461          3,674
1996 - Class A Shares .............   17.29     7.20            57.58           -          204,994
1995 - Class A Shares .............   16.14   (17.53)           43.67           -          319,487
1994 - Class A Shares .............   20.67    30.13            56.81           -          261,074

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........   16.68    17.86/(d)/        7.12/( e)/     -           59,339

---------------------------------------------------------------------------------------------
                                                                      Ratios assuming no
                                                                   voluntary waiver of fees
                                                    Ratio of      ===========================
                                      Ratio of        net                        Ratio of
                                         net       investment      Ratio of         net
                                       expenses      income        expenses      investment
                                      to average     (loss) to    to average      loss to
                                         net       average net       net        average net
                                       assets        assets         assets        assets
                                      =======================================================

                                                    SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------
For the Year Ended January 31,
===================================
1997 - Class A Shares .............     1.60%         (0.72)%        1.85%        (0.97)%
1997 - Class B Shares/(b)/.........     2.35/(e)/     (1.63)/(e)/    2.35/(e)/    (1.63)/(e)/
1996 - Class A Shares .............     1.41          (0.59)         1.66         (0.84)
1995 - Class A Shares .............     1.53          (0.53)         1.78         (0.78)
1994 - Class A Shares .............     1.60          (0.45)         1.85         (0.70)

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........     1.65/(e)/      0.62/(e)/     2.70/(e)/    (0.43)/(e)/

------------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from May 1, 1996 (commencement of operations) to January 31,
     1997.
/(c)/For the period from October 22, 1992 (commencement of operations) to
     January 31, 1993.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                                                                Income (loss) from                           Distributions
                                                             investment operations/(g)/                     to shareholders
                                                  ================================================= ==============================
                                                                        Net          Net realized                       From net
                                                                     realized       and unrealized                      realized
                                                                  and unrealized      gain (loss)                        gain on
                                      Net asset                   gain (loss) on      on foreign       From            investment,
                                       value,          Net         investments,        currency         net            option and
                                      beginning    investment         options          related      investment           futures
                                      of period   income (loss)     and futures      transactions     income          transactions
                                      ============================================================================================
                                                                       INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
=====================================
1997 - Class A Shares...............    $17.20        $0.10             $3.51            $(1.28)        $  --             $(0.21)
1997 - Class B Shares/(e)/..........     18.91        (0.06)             0.94             (0.34)           --              (0.21)
1997 - Institutional Shares/(e)/....     17.45         0.04              3.39             (1.24)         (0.03)            (0.21)
1997 - Service Shares/(e)/..........     17.70        (0.02)             2.95             (1.08)           --              (0.21)
1996 - Class A Shares ..............     14.52         0.13              2.58              1.42          (0.58)            (0.87)
1995 - Class A Shares...............     18.10         0.06             (3.04)            (0.01)           --              (0.59)
1994 - Class A Shares...............     14.35         0.05              4.08             (0.38)           --                --

For the Period Ended January 31,
=====================================
1993 - Class A Shares/(b)/..........     14.18        (0.01)             0.29             (0.11)           --                --

---------------------------------------------------------------------------------------------------------------------------
                                              Net
                                           increase      Net asset
                                          (decrease)      value,                   Portfolio    Average    Net assets at
                                         in net asset     end of         Total     turnover   commission   end of period
                                             value        period      return/(a)/    rate       rate/(f)/    (in 000s)
                                         ==================================================================================

---------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
========================================
1997 - Class A Shares...................  $  2.12         $19.32       13.48%        38.01%       $.0318       $536,283
1997 - Class B Shares/(e)/..............     0.33          19.24        2.83/(c)/    38.01         .0318         19,198
1997 - Institutional Shares/(e)/........     1.95          19.40       12.53/(c)/    38.01         .0318         68,374
1997 - Service Shares/(e)/..............     1.64          19.34       10.42/(c)/    38.01         .0318            674
1996 - Class A Shares ..................     2.68          17.20       28.68         68.48          --          330,860
1995 - Class A Shares...................    (3.58)         14.52      (16.65)        84.54          --          275,086
1994 - Class A Shares...................     3.75          18.10       26.13         60.04          --          269,091

For the Period Ended January 31,
========================================
1993 - Class A Shares/(b)/..............     0.17          14.35        1.23/(c)/     0.00          --           66,063

-----------------------------------------------------------------------------------------------------
                                                                            Ratios assuming no
                                                                       voluntary waiver of fees or
                                                                           expense limitations
                                                                      ===============================

                                                         Ratio of net                   Ratio of
                                            Ratio of      investment                 net investment
                                              net           income       Ratio of        income
                                          expenses to     (loss) to      expenses        (loss)
                                          average net    average net    to average     to average
                                             assets         assets      net assets     net assets
                                        =============================================================

-----------------------------------------------------------------------------------------------------
For the Year Ended January 31,
========================================
1997 - Class A Shares...................     1.69%        (0.07)%          1.88%         (0.26)%
1997 - Class B Shares/(e)/..............     2.23/(d)/    (0.97)/(d)/      2.38/(d)/     (1.12)/(d)/
1997 - Institutional Shares/(e)/........     1.10/(d)/     0.43/(d)/       1.25/(d)/      0.28/(d)/
1997 - Service Shares/(e)/..............     1.60/(d)/    (0.40)/(d)/      1.75/(d)/     (0.55)/(d)/
1996 - Class A Shares ..................     1.52          0.26            1.77           0.01
1995 - Class A Shares...................     1.73          0.40            1.98           0.15
1994 - Class A Shares...................     1.76          0.51            2.01           0.26

For the Period Ended January 31,
========================================
1993 - Class A Shares/(b)/..............     1.80/(d)/    (0.42)/(d)/      2.58/(d)/     (1.20)/(d)/

--------------------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from December 1, 1992 (commencement of operations) to
     January 31, 1993.
/(c)/Not annualized.
/(d)/Annualized.
/(e)/For the period from February 7, March 6 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional, Service and Class B shares, respectively.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

----------------------------------------------------------------------------------------------------------------------------------
                                                                    Income (loss)                        Distributions to
                                                            from investment operations /(g)/               shareholders
                                                      --------------------------------------------- ------------------------------
                                                                                           Net
                                                                                      realized and
                                                                                       unrealized
                                              Net                        Net             gain on
                                             asset         Net       realized and        foreign
                                            value,     investment     unrealized        currency     From net        In excess
                                           beginning     income     gain(loss) on        related    investment   of net investment
                                           of period     (loss)      investments      transactions    income           income
                                          ----------------------------------------------------------------------------------------

                                                                           ASIA GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares.....................   $16.49       $ 0.06         $(0.11)         $(0.12)        $(0.01)      $ --
1997 - Class B Shares/(e)/................    17.31        (0.05)         (0.48)          (0.51)          --          (0.03)
1997 - Institutional Shares/(e)/..........    16.61         0.04          (0.11)          (0.11)         (0.04)       (0.06)
1996 - Class A Shares.....................    13.31         0.17           3.44           (0.12)         (0.17)       (0.14)

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/(b)/................    14.18         0.11          (0.89)           0.01          (0.10)        --


------------------------------------------------------------------------------------------------------------------------------
                                             Net
                                           increase       Net
                                          (decrease)     asset
                                            in net       value,                  Portfolio      Average      Net assets at
                                            asset        end of       Total      turnover      commission    end of period
                                            value        period    return/(a)/     rate         rate/(f)/        (000s)
                                          ------------------------------------------------------------------------------------

                                                                           ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares.....................  $(0.18)      $16.31     (1.01)%        48.40%       $.0151           $263,014
1997 - Class B Shares/(e)/................   (1.07)       16.24     (6.02)/(c)/    48.40         .0151              3,354
1997 - Institutional Shares/(e)/..........   (0.28)       16.33     (1.09)/(c)/    48.40         .0151             13,322
1996 - Class A Shares.....................    3.18        16.49     26.49          88.80          --              205,539

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/(b)/................   (0.87)       13.31     (5.46)/(c)/    36.08/(c)/     --              124,298


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Ratios assuming no
                                                                                                       voluntary waiver of fees
                                                                                                         or expense limitations
                                                                                                      ------------------------------
                                                                             Ratio          Ratio                       Ratio
                                                                            of net          of net      Ratio of        of net
                                                                          expenses to     investment    expenses      investment
                                                        Net assets at       average      income(loss)  to average    income(loss)
                                                        end of period         net         to average       net        to average
                                                            (000s)          assets        net assets     assets       net assets
                                                     -------------------------------------------------------------------------------

                                                         ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares................................       $263,014         1.67%          0.20%          1.87%          0.00%
1997 - Class B Shares/(e)/...........................          3,354         2.21/(d)/     (0.56)/(d)/     2.37/(d)/     (0.72)/(d)/
1997 - Institutional Shares/(e)/.....................         13,322         1.10/(d)/      0.54/(d)/      1.26/(d)/      0.38/(d)/
1996 - Class A Shares................................        205,539         1.77           1.05           2.02           0.80

For the Period Ended January 31,
--------------------------------

1995 - Class A Shares/(b)/...........................        124,298         1.90/(d)/      1.83/(d)/      2.38/(d)/      1.35/(d)/

--------------------------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 2 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g)  Includes the balancing effect of calculating per share amounts.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Goldman Sachs Equity Portfolios, Inc.:

   We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Equity Portfolios, Inc. (a Maryland Corporation), comprising the Balanced Fund, Select Equity Fund, Growth and Income Fund, Capital Growth Fund, Small Cap Equity Fund, International Equity Fund and Asia Growth Fund, including the statements of investments, as of January 31, 1997 and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Equity Portfolios, Inc. as of January 31, 1997 the results of their operations and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 15, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------  ----------------------------------------









                     [This Page Intentionally Left Blank]









--------------------------------------  ----------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Equity Portfolios, Inc. Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

Goldman Sachs
One New York Plaza
New York, NY 10004

Directors
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

The Goldman Sachs
Equity Portfolios

-------------------

Annual Report
January 31, 1997

Goldman Sachs Balanced Fund
Goldman Sachs Select Equity Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Small Cap Equity Fund
Goldman Sachs International Equity Fund
Goldman Sachs Asia Growth Fund

[LOGO OF GOLDMAN SACHS APPEARS HERE]

Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

                                     PART C

                               OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(a) Financial Statements

     Included in Goldman Sachs Capital Growth Fund, Goldman Sachs Core U.S. Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Small Cap Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Balanced Fund, and Goldman Sachs Growth and Income Fund and Goldman Sachs Mid-Cap Equity Fund
Prospectus:

          Financial Highlights - Selected Data for Shares Out standing From Commencement of Operations (April 20, 1990) through January 31, 1991 and for the six years ended January 31, 1997 for Goldman Sachs Capital Growth Fund.

          Financial Highlights - Selected Data for Shares Out standing From Commencement of Operations (May 24, 1991) through January 31, 1992 and for the five years ended January 31, 1997 for Goldman Sachs CORE U.S. Equity Fund. (Formerly, Goldman Sachs Select Equity Fund)

          Financial Highlights - Selected Data for Shares Out standing From Commencement of Operations (October 22, 1992) to January 31, 1993 and for the four years ended January 31, 1997 for Goldman Sachs Small Cap Equity Fund.

          Financial Highlights - Selected Data for Shares Outstanding From Commencement of Operations (December 1, 1992) to January 31, 1993 and for the four years ended January 31, 1997 for Goldman Sachs International Equity Fund.

          Financial Highlights - Selected data for Shares Out standing from Commencement of Operations (February 5, 1993) through January 31, 1994 for the three years ended January 31, 1997 for Goldman Sachs Growth and Income Fund.

          Financial Highlights - Selected data for a Share Outstanding from Commencement of Operations (July 8, 1994) through January 1, 1995 and for the two year ended January 31, 1997 for Goldman Sachs Asia Growth Fund.

          Financial Highlights - Selected data for a Share Outstanding from Commencement of Operations (October 12, 1994) through January 1, 1995 and for the two year ended January 31, 1997 for Goldman Sachs Balanced Fund.

          Financial Highlights - Selected data for a Share Outstanding from Commencement of Operations (August 1, 1995) through January 31, 1996 and for the one year ended January 31, 1997 for Goldman Sachs Mid-Cap Equity Fund.

     Incorporated by Reference into the Additional Statement:

          Report of Independent Public Accountants.

          Statement of Investments as of January 31, 1997 for Goldman Sachs Capital Growth Fund, Goldman Sachs Core U.S. Equity Fund, Goldman Sachs Small Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Balanced Fund and Goldman Sachs Mid-Cap Equity Fund.

          Statement of Assets and Liabilities as of January 31, 1997 for Goldman Sachs Capital Growth Fund, Goldman Sachs Core U.S. Equity Fund, Goldman Sachs Small Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Balanced Fund and Goldman Sachs Mid-Cap Equity Fund.

          Statement of Operations for the year ended January 31, 1997 for Goldman Sachs Capital Growth Fund, Goldman Sachs Core U.S. Equity Fund, Goldman Sachs Small Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid-Cap Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Growth Fund and Goldman Sachs Balanced Fund.

          Statement of Changes in Net Assets for the years ended January 31, 1996 and January 31, 1997 for Goldman Sachs Balanced Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Core U.S. Equity Fund, Goldman Sachs Small Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Mid-Cap Equity Fund and Goldman Sachs Growth and Income Fund.

          Financial Highlights for the period from Commencement of Operations (April 20, 1990) to January 31, 1991
          and for the six years ended January 31, 1997 for Goldman Sachs Capital Growth Fund.

          Financial Highlights for the period from Commencement of Operations (May 24, 1991) to January 31, 1992 and for the five years ended January 31, 1997 for Goldman Sachs Core U.S. Equity Fund.

          Financial Highlights for the period from Commencement of Operations (October 22, 1992) to January 31, 1993 and for the four years ended January 31, 1997 for Goldman Sachs Small Cap Equity Fund.

          Financial Highlights for the period from Commencement of Operations (December 1, 1992) to January 31, 1993 and for the four years ended January6 31, 1997 for Goldman Sachs International Equity Fund.


          Financial Highlights for the period from Commencement of Operations (February 3, 1993) to January 31, 1994 and for the three years ended January 31, 1997 for Goldman Sachs Growth and Income Fund.

          Financial Highlights for the period from Commencement of Operations (July 8, 1994) to January 31, 1995 and for the two years ended January 31, 1997 for Goldman Sachs Asia Growth Fund.

          Financial Highlights for the period from Commencement of Operations (October 12, 1994) to January 31, 1995 and for the two years ended January 31, 1997 for Goldman Sachs Balanced Fund.

          Financial Highlights for the period from Commencement of Operations (August 1, 1995) to January 31, 1996 and for the one year ended January 31, 1997 for Goldman Sachs Mid-Cap Equity Fund.

          Notes to Financial Statements.


(b) Exhibits

The following exhibits are incorporated herein by reference to Registrant's Registration Statement on form N-1A as initially filed (Reference A), to Pre-Effective Amendment No. 1 to such Registration Statement (Reference B), or to Post-Effective Amend ment No. 1 to such Registration Statement (Reference C), or to Post-Effective Amendment No. 2 to such Registration Statement (Reference D), or to Post-Effective Amendment No. 4 to such Registration Statement (Reference
F), or to Post-Effective Amendment

No. 12 to such Registration Statement (Reference M), or to Post-Effective Amendment No. 16 to such Registration Statement (Reference Q) or to Post-Effective Amendment No. 17 to such Registration Statement (Reference R), or to Post-Effective Amendment No. 19 to such Registration Statement (Reference T), or to Post-Effective Amendment No. 20 to such Registration Statement (Reference U), or to Post-Effective Amendment No. 21 to such Registration Statement (Reference
V), or to Post-Effective Amendment No. 24 to such Registration Statement (Reference Y), or to Post-Effective Amendment No. 25 to such Registration Statement (Reference Z), to Post-Effective Amendment No. 26 to such Regis tration Statement (Accession No. 0000950130-95-002856), to Post-Effective Amendment No. 27 to such Registration Statement (Acces sion No. 0000950130-96-004931), to Post-Effective Amendment No. 29 to such Registration Statement (Accession No.0000950130-97-000573) and to Post-Effective Amendment No. 31 to such Registra tion Statement (Accession No. 0000950130-97-000805).

     1(a).  Amendment No. 2 to the Agreement and Declaration of Trust of the
            Registrant. (Reference B)

     1(b). Amendment to the Agreement and Declaration of Trust of the Registrant. (Reference G)

     1(c).  Amended and Restated Agreement and Declaration of Trust.  (Reference
            I).

     1(d). Amendment to the Amended and Restated Declaration of Trust of the Registrant dated August 19, 1992. (Reference K)

     1(e).  Amendment to Amended and Restated Agreement and Declaration of
            Trust. (Reference L)

     1(f).  Amendment to the Amended and Restated Agreement and Declaration of
            Trust (Reference S)

     1(g). Agreement and Declaration of Trust on behalf of Delaware business trust. (Accession No. 0000950130-97-000573)

     2.     By-laws of the Registrant.  (Reference B)

     2(a).  By-laws of the Delaware business trust (Accession No. 0000950130-
            97-000573)

     5(a).  Advisory Agreement between Registrant on behalf of GS Short-Term
            Government Agency Fund and Goldman, Sachs & Co.  (Reference P)

     5(b).  Advisory Agreement between Registrant on behalf of Goldman Sachs
            Global Income Fund and Goldman Sachs Asset Management.
            (Reference P)

     5(c).  Subadvisory Agreement between Registrant on behalf of Goldman
            Sachs Global Income Fund and Goldman Sachs Asset Management
            International Limited.  (Reference P)

     5(d).  Advisory Agreement between Registrant on behalf of GS Adjustable
            Rate Government Agency Fund and Goldman Sachs Asset Management.
            (Reference P)

     5(e).  Advisory Agreement between Registrant on behalf of GS Short Duration
            Tax-Free Fund and Goldman, Sachs & Co.  (Reference P)

     5(g).  Advisory Agreement between Registrant on behalf of Goldman Sachs
            Government Income Fund and Goldman Sachs Asset Management.
            (Reference P)

     5(i).  Advisory Agreement between Registrant on behalf of Goldman Sachs
            Municipal Income Fund and Goldman Sachs Asset Management.
            (Reference P)

     5(h).  Administration Agreement between the Registrant on behalf of Goldman
            Sachs Municipal Income Fund and Goldman Sachs Asset Management.
            (Reference P)

     5(k).  Administration Agreement between Registrant on behalf of Goldman
            Sachs Global Income Fund and Goldman Sachs Asset Management.
            (Reference P)

     5(m).  Administration Agreement between Registrant on behalf of Goldman
            Sachs Government Income Fund and Goldman Sachs Asset Management.
            (Reference P)

     5(n).  Advisory Agreement between Registrant on behalf of GS Core Fixed
            Income Fund and Goldman Sachs Asset Management.  (Reference T)

     5(o). Form of Management Agreements on behalf of Dela ware business trust (Accesssion No. 0000950130-97-000573)

     6(a).  Distribution Agreement between Registrant and Goldman, Sachs & Co.
            (Reference P)

     8(a).  Custodian Agreement between Registrant and State Street Bank and
            Trust Company.   (Reference P)


     8(b).  Form of Wiring Agreement among State Street Bank and Trust Company,
            Goldman, Sachs & Co. and The Northern Trust Company. (Reference
            B)

     8(c). Fee schedule relating to the Custodian Agreement between Registrant and State Street Bank and Trust Company. (Reference C)

     8(d). Form of Letter Agreement between Registrant and State Street Bank and Trust pertaining to the latter's designation of Security
            Pacific National Bank as its sub-custodian and certain other mat ters. (Reference C)

     8(g).  Form of Amendment dated August, 1989 to the Wiring Agreement among
            State Street Bank and Trust Compa ny, Goldman, Sachs & Co. and
            The Northern Trust Company relating to the indemnification of The
            Northern Trust Company.  (Reference D)

     9(a).  Transfer Agency Agreement between Registrant and
            Goldman, Sachs & Co.  (Reference P)

     9(b). Fee schedule relating to the Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. (Reference B)

     10(a). Opinion of Counsel (filed with 24f-2)

     13.    Subscription Agreement with Goldman, Sachs & Co. (Reference B)

     15(a). Distribution Plan pursuant to Rule 12b-1 for Goldman Sachs
            Municipal Income Fund. (Reference P)

     15(c). Distribution Plan pursuant to Rule 12b-1 for Goldman Sachs
            Government Income Fund (Reference O)

     15(d). Distribution Plan pursuant to Rule 12b-1 for Goldman Sachs Global
            Income Fund. (Reference O)

     15(f). Distribution Plan Pursuant to Rule 12b-1 for GS Adjustable Rate
            Government Agency Fund-Class A Shares.  (Reference Y)

     15(h). Administration Plan and Service Plan of the Trust.  (Reference X)

     18.    Form of Plan entered into by Registrant pursuant to Rule 18f-3
            (Reference Z).


     19(a).  Power of Attorney of Ms. Beck. (Reference N)

     19(b).  Powers of Attorney of Messrs. Armellino, Bakhru, Mayo, Nagel,
             Shuch, Smart, Springer, Strubel, Gilman, Hopkins, Mosior, Richman,
             Mmes. Mucker and Taylor. (Reference O)

     19(c).  Power of Attorney Messr. Ford. (Reference W)

     19(d)   Powers of Attorney of Messrs. Bakhru, Ford, Grip, Shuch, Smart,
             Sringer, Strubel, Mosior, Gilman, Perlowski, Richman, Surloff,
             Mmes. MacPherson, Mucker and Taylor (Accession No. 0000950130-97-
             000805)

The following exhibits relating to Goldman Sachs Trust are filed herewith electronically pursuant to EDGAR rules:


     5.        Form of Management Agreement.

     10.       Opinion of Delaware Counsel.

     11.       Consent of Arthur Andersen LLP.

     17.       Financial Data Schedules.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
          -------------------------------------------------------------

Not Applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.
          -------------------------------

                                                    Number of
Title of Class                                    Record Holders
------------------------------------------------  --------------

GS Short Duration Government Fund
   Institutional Shares                                      348
   Administration Shares                                      24
   Service Shares                                              6
   Class A                                                     0
   Class B                                                     0
GS Adjustable Rate Government Fund
   Institutional Shares                                      467
   Administration Shares                                      18
   Service Shares                                              2
   Class A Shares                                            373
GS Short Duration Tax-Free Fund
   Institutional Shares                                      150
   Administration Shares                                       7

   Service Shares                                              0
   Class A                                                     0
   Class B                                                     0
GS Core Fixed Income Fund
   Institutional Shares                                      165
   Administration Shares                                      21
   Service Shares                                              4
   Class A                                                     0
   Class B                                                     0
Goldman Sachs Global Income Fund
   Institutional Shares                                       34
   Service Shares                                              6
   Class A Shares                                          2,572
   Class B Shares                                             86
Goldman Sachs Government Income Fund
   Class A Shares                                            789
   Class B Shares                                             83
Goldman Sachs Municipal Income Fund
   Class A Shares                                          1,521
   Class B Shares                                             22
Goldman Sachs Capital Growth Fund Shares
   Class A                                                30,909
   Class B                                                   451
Goldman Sachs CORE U.S. Equity Fund Shares
   Class A                                                11,420
   Class B                                                 1,233
   Institutional Class                                        22
   Service Class                                               8
Goldman Sachs Small Cap Equity Fund Shares
   Class A                                                16,583
   Class B                                                   573
Goldman Sachs International Equity Fund Shares
   Class A                                                23,051
   Class B                                                 2,327
   Institutional Class                                        37
   Service Class                                               6
Goldman Sachs Growth and Income Fund Shares
   Class A                                                34,085
   Class B                                                 3,108
   Institutional Class                                         9
   Service Class                                               8
Goldman Sachs Asia Growth Fund Shares
   Class A                                                11,237
   Class B                                                   442
   Institutional Class                                        18
   Service Class                                               4
Goldman Sachs Balanced Fund Shares
   Class A                                                 3,682
   Class B                                                   283
Goldman Sachs Mid-Cap Equity Fund
   Institutional Shares                                       17
   Service Shares                                              4


Goldman Sachs CORE Large Cap Growth Fund
   Class A                                                     0
   Class B                                                     0
   Institutional                                               0
   Service                                                     0

 Goldman Sachs Emerging Markets Equity Fund
   Class A                                                     0
   Class B                                                     0
   Institutional                                               0
   Service                                                     0

(Information supplied as of April 1, 1997)

ITEM 27. INDEMNIFICATION
         ---------------

Article VI of the Registrant's Amended and Restated Agreement and Declaration of Trust provides for indemnification of the Registrant's trustees and officers under certain circumstances. A copy of each Amended and Restated Agreement and Declaration of Trust is filed as Exhibit 1(f) in Post Effective Amendment No. 7 (Reference I).

Paragraph 7 of the Advisory Agreement dated March 28, 1988 between the Registrant on behalf of GS Short-Term Government Agency Fund and Goldman, Sachs & Co., paragraph 7 of the Advisory Agreement dated as of July 15, 1991 between the Registrant on behalf of Goldman Sachs Global Income Fund and Goldman Sachs Asset Management, paragraph 7 of the Advisory Agreement dated as of July 15, 1991 between GS Adjustable Rate Government Agency Fund and Goldman Sachs Asset Management, and paragraph 7 of the Advisory Agreement dated September 25, 1992 between the Regis trant on behalf of GS Short Duration Tax-Free Fund and Goldman Sachs & Co., paragraph 7 of the Advisory Agreement dated Novem ber 23, 1993 between the Registrant on behalf of GS Government Agency Portfolio and Goldman, Sachs & Co., paragraph 7 of the Advisory Agreement dated February 1, 1993 between the Registrant on behalf of each of GS Adjustable Rate Mortgage Fund and Goldman Sachs Government Income Fund and Goldman Sachs Asset Management, and paragraph 7 of the Advisory Agreement dated July 16, 1993 be tween the Registrant on behalf of Goldman Sachs Municipal Income Fund and Goldman Sachs Asset Management and paragraph 7 of the Advisory Agreement between the Registrant on behalf of GS Core Fixed Income Fund and Goldman Sachs Asset Management and para graph 7 of the Advisory Agreement dated October 27, 1993 between the registrant on behalf of each of Goldman Sachs California Municipal Income Fund and Goldman Sachs New York Municipal Income Fund and Goldman Sachs Asset Management, provide for indemnifi cation of Goldman, Sachs & Co., Goldman Sachs Asset Management or, in lieu thereof, contribution by the Registrant under certain circumstances. Copies of such Agreements were filed as Exhibits

5(a), (b), (d), (e), (f), (g), (h), (i), (n), (o), and (p), respectively, to
Registrant's Registration Statement.

Article III of the Declaration of Trust of Goldman Sachs Trust, the Delaware business trust, provides for indemnification of the Trustees, offices and agents of the Trust, subject to certain limitations. The Declaration of Trust was filed as Exhibit 1(g).

  The Management Agreement with each of the Funds (other than the ILA Portfolios) provides that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from wilful misfeasance, bad faith or gross negligence on the party of the Investment Adviser or from reckless disregard by the Invest ment Adviser of its obligations or duties under the Management Agreement.
Section 7 of the Advisory Agreement with respect to the ILA Portfolios provides that the ILA Portfolios will indemni fy the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its wilful misfeasance, bad faith or gross negligence or the Adviser's reckless disregard of its obligation under the Advisory Agreement. The Management Agreements were filed as Exhibit 5(o).

Section XI of the Distribution Agreement and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co. dated July 15, 1991 each provides that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. A copy of such Agreements were filed as Exhibits 6(a) and 17(a), respectively, to the Registrant's Registration Statement.

Mutual fund and Trustees and officers liability policies pur chased jointly by the Registrant, Goldman Sachs Money Market Trust, Goldman Sachs Equity Portfolios, Inc., Trust for Credit Unions, The Benchmark Funds and The Commerce Funds and Goldman, Sachs & Co. insure such persons and their respective trustees, partners, officers and employees, subject to the policies' cover age limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
          ----------------------------------------------------

The business and other connections of the officers and Managing Directors of Goldman, Sachs & Co., Goldman Sachs Funds Manage ment, L.P., and Goldman Sachs Asset Management International are listed on their respective Forms ADV as currently filed with the Commission (File Nos. 801-16048, 801-37591 and 801-38157, respec tively) the text of which are hereby incorporated by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.
         ----------------------

(a). Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as investment adviser and distributor of the units of Goldman Money Market Trust, Trust for Credit Unions and for shares of Goldman Sachs Trust and Goldman Sachs Equity Portfolios, Inc. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Benchmark Funds and The Commerce Funds.

(b). Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant's principal underwriter. None of the members of the executive committee holds a position or office with the Registrant.

                        GOLDMAN SACHS MANAGING DIRECTORS


     Name and Principal
     Business Address                    Position
     ----------------                    --------

     Jon S. Corzine (1)                  Chief Executive Officer
     Robert J. Hurst (1)                 Managing Director
     Henry M. Paulson, Jr. (1)           Chief Operating Officer
     John A. Thain (1)(3)                Chief Financial Officer
     John L. Thornton (3)                Managing Director
     Roy J. Zuckerberg (2)               Managing Director
     _______________________

(1)  85 Broad Street, New York, NY 10004
(2)  One New York Plaza, New York, NY 10004
(3)  Peterborough Court, 133 Fleet Street, London EC4A 2BB, England

 (c) Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.
          --------------------------------

The Amended and Restated Agreement and Declaration of Trust, By-laws and minute books of the Registrant are in the physical possession of Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rule promulgated there under are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

ITEM 31. MANAGEMENT SERVICES
         -------------------

The Custodian Agreement between State Street Bank and Trust Company and Registrant provides for State Street Bank and Trust Company to act as custodian and to maintain certain accounting records for Registrant. Remuneration is based on a minimum fixed dollar charge per annum and the Funds' average daily net assets (such remuneration being subject to adjustment on the basis of the amount of the Funds' uninvested cash) and on the number of portfolio transactions. Such Agreement together with the related letter and other agreements and amendments pertaining thereto, referred to under Item 24(b) are hereby incorporated by reference.

 ITEM 32.  UNDERTAKINGS
           ------------

(a) The Funds Annual Reports contain performance information and are available to any recipient of the Prospectuses upon request and without charge by writing to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

(b) With respects to Goldman Sachs CORE Large Cap Growth Fund and Goldman Sachs Emerging Markets Equity Fund and Goldman Sachs High Yield Fund the Registrant undertakes to file a post-effective amendment, using financial statements which need not be certi fied, within four to six months from the effective date of the Post-Effective Amendment to the Registration Statement relating to shares of such Fund.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Goldman Sachs Trust, a Massa chusetts business trust (the "Massachusetts Trust") has duly caused this Post-Effective Amendment No. 32 (which satisfies all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933) to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly autho rized, in the City and State of New York on the 17th day of April, 1997.



                                    GOLDMAN SACHS TRUST
                              (A Massachusett business trust)


                                    By: /s/Michael J. Richman
                                      --------------------------
                                         Michael J. Richman
                                         Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 32 to the Registration State ment of the Massachusetts Trust has been signed below by the following persons in the capacities and on the date indicated.



NAME                              TITLE               DATE
------------------------  ---------------------  --------------

*Douglas C. Grip          President              April 17, 1997
------------------------
 Douglas C. Grip

*Scott M. Gilman          Principal Accounting   April 17, 1997
------------------------
 Scott M. Gilman          Officer And Principal
                          Financial Officer

*David B. Ford            Trustee                April 17, 1997
------------------------
 David B. Ford

*Ashok N. Bakhru          Trustee                April 17, 1997
------------------------
 Ashok N. Bakhru

*Alan A. Shuch            Trustee                April 17, 1997
------------------------
 Alan A. Shuch

*Jackson W. Smart         Trustee                April 17, 1997
------------------------
 Jackson W. Smart, Jr.


*William H. Springer     Trustee              April 17, 1997
---------------------
 William H. Springer

*Richard P. Strubel      Trustee              April 17, 1997
---------------------
 Richard P. Strubel



*By: /s/Michael J. Richman                          April 17, 1997
    ----------------------
     Michael J. Richman,
     Attorney-In-Fact


* Pursuant to a power of attorney previously filed.

                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

     5.        Form of Management Agreement.

     10.       Opinion of Delaware Counsel.

     11.       Consent of Arthur Andersen LLP.

     17.       Financial Data Schedules.